UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	File No. 333-164119
Pre-Effective Amendment No.	□
Post-Effective Amendment No. 20	☑
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	File No. 811-04460
Amendment No. 207	☑
(Check appropriate box or boxes.)
Nationwide Provident VLI Separate Account 1

(Exact Name of Registrant)
Nationwide Life Insurance Company

(Name of Depositor)
One Nationwide Plaza, Columbus, Ohio 43215

(Address of Depositor's Principal Executive Offices) (Zip Code)
(614) 249-7111

Depositor's Telephone Number, including Area Code
Denise L. Skingle, Senior Vice President and Secretary
One Nationwide Plaza, Columbus, Ohio 43215

(Name and Address of Agent for Service)
May 1, 2022

Approximate Date of Proposed Public Offering
It is proposed that this filing will become effective (check appropriate box)
□ immediately upon filing pursuant to paragraph (b)
☑ on May 1, 2022 pursuant to paragraph (b)
□ 60 days after filing pursuant to paragraph (a)(1)
□ on (date) pursuant to paragraph (a)(1)
If appropriate, check the following box:
□ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Options Plus
Individual Flexible Premium Adjustable Variable Life Insurance Policy
issued by
Nationwide Life Insurance Company
through its
Nationwide Provident VLI Separate Account 1
Prospectus: May 1, 2022
This Prospectus describes an Individual Flexible Premium Adjustable Variable Life Insurance Policy (the "Policy") offered by Nationwide Life Insurance Company ("NLIC"), see Nationwide Life Insurance Company. The Policy has an insurance component and an investment component. The primary purposes of the Policy are to provide insurance coverage for the lifetime of the Insured and to lessen the economic loss resulting from the Insured's death. The Policy provides the policy owner (the "Owner") with flexibility as to premium payments subject to certain required premiums and the ability to choose among investment alternatives with different investment objectives.
The Policies were sold on a continuous basis until December 31, 2008, by licensed insurance agents in those states where the Policies could lawfully be sold. Beginning January 1, 2009, no new Policies will be sold, but agents may continue to accept additional premium on existing Policies.
Variable life insurance policies are not insured by the Federal Deposit Insurance Corporation or any other federal government agency, and are not deposits of, guaranteed by, or insured by the depository institution where offered or any of its affiliates. The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including variable life insurance policies, has been prepared by the SEC’s staff and is available at Investor.gov.
Under state law a policy owner may, for a limited time, cancel the policy and receive a refund (commonly referred to as the "free look" period). The length of the free look period depends on state law and may vary depending on whether the policy was purchased to replace another policy. The minimum free look period is 10 days. Upon cancellation, Nationwide will refund the amount prescribed by state law. The amount Nationwide refunds will be the Policy Account Value or, in certain states, the greater of the initial premium payment or the Policy Account Value. For more information, see Free Look Privileges.
The prospectuses for the Funds describe the investment objectives and the attendant risks of the Portfolios. The Policy Account Value will reflect monthly deductions and certain other fees and charges. Also, a surrender charge may be imposed if, during the first 10 Policy Years or within 10 years after a Face Amount increase, the Policy lapses or the Owner decreases the Face Amount. Generally, during the first two Policy Years, the Policy will remain in force as long as the Minimum Guarantee Premium is paid or there is sufficient value in the Policy to pay certain monthly charges imposed under the Policy. After the second Policy Year, the Policy will only remain in force if there is sufficient value to pay the Monthly Deductions and other charges under the Policy.
The Owner should consider the Policy in conjunction with other insurance he or she owns. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy.
Nationwide offers a variety of variable universal life policies. Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others including the policy described herein. These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.
You should read your Policy along with this prospectus.

Glossary
Additional Surrender Charge – The separately determined deferred administrative charge and deferred sales charge deducted from the Policy Account Value upon surrender or lapse of the Policy within 10 years of the effective date of an increase in Face Amount. A pro rata Additional Surrender Charge will be deducted for a reduction in Face Amount within 10 years of the effective date of a Face Amount increase. The maximum Additional Surrender Charge will be shown in the Policy schedule pages reflecting the Face Amount increase.
Application – The application the Owner must complete to purchase a Policy plus all forms required by NLIC or applicable law.
Attained Age – The Issue Age of the Insured plus the number of full Policy Years since the Policy Date.
Beneficiary – The person(s) or entity(ies) designated to receive all or some of the Insurance Proceeds when the Insured dies. The Beneficiary is designated in the Application or if subsequently changed, as shown in the latest change filed with NLIC. If no Beneficiary survives and unless otherwise provided, the Insured's estate will be the Beneficiary.
Cash Surrender Value – The Policy Account Value minus any applicable Surrender Charge or Additional Surrender Charge.
Death Benefit – Under Option A, the greater of the Face Amount or a percentage of the Policy Account Value on the date of death; under Option B, the greater of the Face Amount plus the Policy Account Value on the date of death, or a percentage of the Policy Account Value on the date of death.
Duration – The number of full years the insurance has been in force for the Initial Face Amount, measured from the Policy Date; for any increase in Face Amount, measured from the effective date of such increase.
Evidence of Insurability – The medical records or other documentation that NLIC may require to satisfy the Policy's underwriting standards. NLIC may require different and/or additional evidence depending on the Insured's Premium Class; for example, NLIC generally requires more documentation for Insureds in classes with extra ratings. NLIC also may require different and/or additional evidence depending on the transaction requested; for example, NLIC may require more documentation for the issuance of a Policy than for an increase in Face Amount.
Face Amount – The Initial Face Amount plus any increases in Face Amount and minus any decreases in Face Amount.
Final Policy Date – The Policy Anniversary nearest the Insured's Attained Age 100 at which time the Policy Account Value, if any, (less any outstanding Policy loan and accrued interest) will be paid to the Owner if the Insured is living. The Policy will end on the Final Policy Date.
Grace Period – The 61-day period allowed for payment of a premium following the date NLIC mails notice of the amount required to keep the Policy in force.
Initial Face Amount – The Face Amount of the Policy on the Issue Date. The Face Amount may be increased or decreased after issue.
Insurance Proceeds – The net amount to be paid to the Beneficiary when the Insured dies.
Insured – The person whose life NLIC insures under the policy, and whose death triggers payment of the Death Benefit.
Investment Experience – The market performance of a portfolio/Sub-Account.
Issue Age – The age of the Insured at his or her birthday nearest the Policy Date. The Issue Age is stated in the Policy.
Loan Account – The account to which the collateral for the amount of any Policy loan is transferred from the Subaccounts and/or the Guaranteed Account.
Minimum Annual Premium – The annual amount that is used to determine the Minimum Guarantee Premium. This amount is stated in each Policy.
Minimum Face Amount – The Minimum Face Amount is $50,000 for all Premium Classes except preferred. For the preferred Premium Class, the Minimum Face Amount is $100,000.

Minimum Guarantee Premium – The Minimum Annual Premium multiplied by the number of months since the Policy Date (including the current month) divided by 12.
Minimum Initial Premium – Equal to the Minimum Annual Premium multiplied by the following factor for the specified premium mode at issue: Annual-1.0; Semi-annual-0.5; Quarterly-0.25; Monthly-0.167.
Monthly Deductions – The amount deducted from the Policy Account Value on each Policy Processing Day. It includes the monthly administrative charge, the initial administrative charge, the monthly cost of insurance charge, and the monthly cost of any benefits provided by riders.
Net Amount at Risk – The amount by which the Death Benefit exceeds the Policy Account Value.
Net Cash Surrender Value – The Cash Surrender Value minus any outstanding Policy loans and accrued interest.
Net Premiums – The remainder of a premium after the deduction of the Premium Expense Charge.
Owner (also Policy Owner, You and Your) – The person or entity named as the owner in the application, or the person assigned ownership rights.
Planned Periodic Premium – The premium amount that the Owner plans to pay at the frequency selected. The Owner is entitled to receive a reminder notice and change the amount of the Planned Periodic Premium. The Owner is not required to pay the Planned Periodic Premium.
Policy Account Value, or Cash Value – The sum of the Policy's values in the Separate Account, the Guaranteed Account, and the Loan Account.
Policy Anniversary – The same day and month as the Policy Date in each later year.
Policy Date – The date set forth in the Policy that is used to determine Policy Years and Policy Processing Days. The Policy Date is generally the same as the Policy Issue Date but may be another date mutually agreed upon by NLIC and the proposed Insured.
Policy Issue Date – The date on which the Policy is issued. It is used to measure suicide and contestable periods.
Policy Processing Day – The day in each calendar month which is the same day of the month as the Policy Date. The first Policy Processing Day is the Policy Date.
Policy Year – A year that starts on the Policy Date or on a Policy Anniversary.
Premium Class – The classification of the Insured for cost of insurance purposes. The standard classes are: non-smoker, smoker, and preferred. There also are classes with extra ratings.
Premium Expense Charge – The amount deducted from a premium payment, which consists of the Premium Tax Charge and the Percent of Premium Sales Charge.
SAI – The Statement of Additional Information ("SAI") that contains additional information regarding the Policy. The SAI is not a prospectus, and should be read together with the prospectus. Owners may obtain a copy of the SAI by writing or calling NLIC at the Service Center.
Separate Account – The Nationwide Provident VLI Separate Account 1.
Service Center – The department of NLIC responsible for receiving all service and transaction requests relating to the policy. For service and transaction requests submitted other than by telephone (including fax requests), the Service Center is our mail and document processing facility. For service and transaction requests communicated by telephone, the Service Center is our operations processing facility.
Surrender Charge – The amount deducted from the Policy Account Value upon lapse or surrender of the Policy during the first 10 Policy Years. A pro rata Surrender Charge will be deducted upon a decrease in the Initial Face Amount during the first 10 Policy Years. The maximum Surrender Charge is shown in the Policy. The Surrender Charge is determined separately from the Additional Surrender Charge.
Target Premium – An amount of premium payments, computed separately for each increment of Face Amount, used to compute Surrender Charges and Additional Surrender Charges.

Valuation Day – Each day that the New York Stock Exchange is open for business and any other day on which there is a sufficient degree of trading with respect to a Subaccount's portfolio of securities to materially affect the value of that Subaccount. As of the date of this prospectus, NLIC is open whenever the New York Stock Exchange is open, other than the Fridays following Thanksgiving and Christmas.
Valuation Period – The period beginning at the close of business on one Valuation Day (which is when the New York Stock Exchange closes, usually 4:00 pm, EST) and continuing until the close of business on the next Valuation Day. Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

Table of Contents (continued)

Key Information Table
Important Information You Should Consider About the Policy
FEES AND EXPENSES
Charges for Early Withdrawals	Surrender Charge – For up to 10 years from the Policy Date, or effective date of any Face Amount increase, surrender charges and additional surrenders charges are deducted if the policy is surrendered, lapses, or there is a requested decrease of the Face Amount (see Surrender Charges). These charges will vary based upon the individual characteristics of the Insured. The maximum surrender charge is $3.00 per $1,000 of Face Amount plus the lessor of (1) 27% of all premiums received during the first Policy Year up to the Target Premium plus 6% of all other premiums paid to the date of surrender or lapse; or (2) 50% of the Target Premium for the Initial Face Amount, and the maximum additional surrender charge is the lesser of: (1) 27% of all premiums received for the increase up to the first Target Premium for that increase during the first 12 Policy months after the increase plus 6% of all other premiums paid to the date of surrender or lapse; or (2) 50% of the Target Premium for each increase in Face Amount. For example, for a policy with a $100,000 Face Amount, a complete surrender could result in a surrender charge of $945.00.

Partial Withdrawal Charge – For each partial withdrawal requested, Nationwide deducts $25 from the remaining Policy Account Value (see Partial Withdrawal Charge).
Transaction Charges	The policy owner may also be charged for other transactions as follows:
• Premium Expense Charge – Deducted from each premium payment.
• Face Amount Increase Charge – Deducted upon increase in Face Amount.
• Transfer Charge – Deducted upon transfer for the 13th and each additional transfer made during a Policy Year.
• Rider Charges – One time rider charges for certain benefits, deducted upon invoking the rider.
See Standard Policy Charges and Supplementary Benefits.
Ongoing Fees and Expenses (periodic charges)	In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy and the cost of optional benefits available under the policy, and such fees and expenses are set based on characteristics of the Insured (e.g., age, sex, and rating classification), see Standard Policy Charges and Supplementary Benefits. Please refer to the Policy Data Pages of your policy for rates applicable to the policy.
A policy owner will also bear expenses associated with the underlying mutual funds under the policy, as shown in the following table:
	Annual Fee	Minimum	Maximum
	Investment options (underlying mutual fund fees and expenses)	0.26% [1]	1.89% [1]
[1] As a percentage of underlying mutual fund assets.

RISKS
Risk of Loss	Policy owners of variable life insurance can lose money by investing in the policy, including loss of principal (see Principal Risks).
Not a Short-Term Investment	The policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash (see Principal Risks).

A surrender charge may apply (see Surrender Charges). In addition, taking policy loans may increase the risk of lapse and may result in adverse tax consequences (see Loan Privileges).
Risks Associated with Investment Options	• Investment in this policy is subject to the risk of poor investment performance of the investment options chosen by the policy owner.
• Each investment option and the Guaranteed Account will have its own unique risks.
• Review the prospectuses and disclosures for the investment options before making an investment decision.
See Principal Risks.

RISKS
Insurance Company Risks	Investment in the policy is subject to the risks associated with Nationwide, including that any obligations (including under the Guaranteed Account), guarantees, or benefits are subject to the claims-paying ability of Nationwide. More information about Nationwide, including its financial strength ratings, is available by contacting the Service Center (see Principal Risks).
Policy Lapse	The policy is at risk of lapsing when the Net Cash Surrender Value is insufficient to cover the monthly policy charges, including Rider charges. Net Cash Surrender Value can be reduced by unfavorable Investment Experience, policy loans, partial surrenders and the deduction of policy charges. Payment of insufficient Premium may cause the policy to lapse. There is no separate additional charge associated with reinstating a lapsed policy. The Death Benefit will not be paid if the policy has lapsed.

For more information, see Principal Risks and Policy Duration.
RESTRICTIONS
Investments	• Nationwide may restrict the form in which Subaccount transfer requests will be accepted (see Transfers).
• Nationwide may limit the frequency and dollar amount of transfers involving the Guaranteed Account (see The Guaranteed Account and Transfers).
• Nationwide reserves the right to add, remove, and substitute investment options available under the policy (see Addition, Deletion, or Substitution of Investments).
Optional Benefits	• Certain optional benefits may be subject to availability, eligibility, and/or invocation requirements. Availability of certain optional benefits may be subject to Nationwide’s underwriting approval for the optional benefit.
• Nationwide reserves the right to discontinue offering any optional benefit. Such a discontinuance will only apply to new policies and will not impact any policies already in force.
For more information, see Supplementary Benefits.
TAXES
Tax Implications	• Consult with a tax professional to determine the tax implications of an investment in and payments received under this policy.
• Earnings on the policy are generally not taxable to the policy owner, unless withdrawn from the policy. Partial and full surrenders from the policy will be subject to ordinary income tax and may be subject to a tax penalty.
For more information, see Federal Income Tax Considerations.
CONFLICTS OF INTEREST
Investment Professional Compensation	Some financial professionals receive compensation for selling the policy. Compensation can take the form of commission and other indirect compensation in that Nationwide may share the revenue it earns on this policy with the financial professional’s firm. This conflict of interest may influence a financial professional, as these financial professionals may have a financial incentive to offer or recommend this policy over another investment (see Distribution of Policies).
Exchanges	Some financial professionals may have a financial incentive to offer an investor a new policy in place of the one he/she already owns. An investor should only exchange his/her policy if he/she determines, after comparing the features, fees, and risks of both policies, that it is preferable for him/her to purchase the new policy, rather than to continue to own the existing one (see Exchanging the Policy for Another Life Insurance Policy).

Overview of the Policy
Purpose
The Policy is an Individual Flexible Premium Adjustable Variable Life Insurance Policy. The Policy is built around its Policy Account Value. The Policy Account Value will increase or decrease depending on the investment performance of the Subaccounts, the premiums the Owner pays, the Policy fees and charges NLIC deducts, and the effect of any Policy transactions (such as transfers, withdrawal of excess Policy Account Value, and loans). NLIC does not guarantee any minimum Policy Account Value. The Owner could lose some or all of his or her money.
This summary describes the Policy's benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in more detail.
Prospective purchasers should consult with a financial professional to determine whether this policy is appropriate for them, taking into consideration his/her particular needs, including investment objectives, risk tolerance, investment time horizon, marital status, tax situation, and other personal characteristics. Generally speaking, this policy is intended as a long-term investment, it is not a short-term investment and is not appropriate for an investor who needs ready access to cash, see Principal Risks.
Premiums
The Owner will select a Planned Periodic Premium schedule for the policy at the time of application. Within limits, the Owner may vary the frequency and amount of the premiums paid, see Payment and Allocation of Premiums.
Net Premium, loan repayments, and Policy Account Value may be allocated to one or more Subaccounts of the Separate Account and/or to the Guaranteed Account. The Guaranteed Account is part of NLIC's General Account and pays interest at declared rates guaranteed for each calendar year, subject to a minimum guaranteed interest rate. The Separate Account has Subaccounts which invest exclusively in Portfolios of mutual funds. The Separate Account contains a separate Subaccount for each of the underlying mutual funds offered in the policy.
Additional information about the underlying mutual funds is available in Appendix A: Portfolios Available Under the Policy.
Payment of insufficient premium may cause the policy to lapse.
Policy Features
Death Benefit Options
As long as the Policy remains in force, NLIC will pay the Insurance Proceeds to the Beneficiary upon receipt of due proof of the death of the Insured. The Insurance Proceeds will consist of the Policy's Death Benefit, plus any additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, less any unpaid Monthly Deductions.
There are two Death Benefit options available. Death Benefit Option A provides a Death Benefit equal to the greater of: (a) the Face Amount; and (b) the specified percentage of the Policy Account Value. Death Benefit Option B provides a Death Benefit equal to the greater of: (a) the Face Amount plus the Policy Account Value; and (b) the specified percentage of the Policy Account Value, see Death Benefit. The Owner chooses at the time of application one of the two Death Benefit options. NLIC will not issue the Policy until the Owner has elected a Death Benefit option.
The Policy Account Value and Death Benefit, to the extent the Death Benefit includes or is based on the Policy Account Value, will not be fixed but will be dependent on the investment performance of the investment options in which the policy owner is invested and cumulative variable account and policy charges assessed by NLIC over the life of the policy.
For additional information, see Death Benefit.
Flexibility to Adjust Amount of Death Benefit
After the second Policy Year, the Owner has significant flexibility to adjust the Death Benefit by changing the Death Benefit option or by increasing or decreasing the Face Amount of the Policy, see Death Benefit and Ability to Adjust Face Amount. The minimum amount of a requested increase in Face Amount is $25,000 (or such lesser amount required in a particular state) and any requested increase may require Evidence of Insurability. Any decrease in Face Amount must be for at least $25,000 (or such lesser amount required in a particular state) and cannot result in a Face Amount less than the Minimum Face Amount available. NLIC reserves the right to establish different Minimum Face Amounts for Policies issued in the future.
Any change in Death Benefit option or in the Face Amount may affect the charges under the Policy. Any increase in the Face Amount will result in an increase in the Monthly Deductions and any increase in Face Amount will also increase the Surrender Charges which are imposed upon lapse or surrender of the Policy or the pro rata Surrender Charges imposed upon a decrease in Face Amount within the relevant ten-year period. For any decrease in Face Amount, that part of the Surrender Charges attributable to the decrease will reduce the Policy Account Value, and the Surrender Charges will be reduced by this amount. A decrease in Face Amount may also affect cost of insurance charges, see Monthly Deductions. A change in Death Benefit option or Face Amount may have tax consequences.
To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code of 1986 (the "Code") for life insurance, NLIC will not effect the decrease.
Where state law requires a return of premiums paid when a Policy is returned under the Free-Look provision, any portion of Net Premiums received before the expiration of a 15-day period beginning on the later of the Policy Issue Date or the date NLIC receives the Minimum Initial Premium, which are to be allocated to the Separate Account will be allocated to the Money Market Subaccount. At the end of the 15-day period, Policy Account Value in the Money Market Subaccount is allocated to the Subaccounts as indicated in the Application, see Payment and Allocation of Premiums.
Transfers
The Owner may make transfers of the amounts in the Subaccounts and Guaranteed Account. Transfers between and among the Subaccounts or into the Guaranteed Account are made as of the date NLIC receives the request. NLIC requires a minimum amount for each such transfer, usually $1,000. Transfers out of the Guaranteed Account may only be made within 30 days of a Policy Anniversary and are limited in amount. If the Owner makes more than 12 transfers in a Policy Year, a Transfer Charge of $25 will be deducted from the amount being transferred, see Transfers of Policy Account Value. We may restrict the quantity and/or the mode of communication of transfer requests to prohibit disruptive trading that is deemed potentially harmful to Policy Owners.
Free Look
The Policy provides for an initial Free Look period. The Owner may cancel the Policy before the later of: (a) 45 days after Part I of the Application for the Policy is signed; (b) 10 days after the Owner receives the Policy; and (c) 10 days after NLIC mails or personally delivers a Notice of Withdrawal Right to the Owner. Upon returning the Policy to NLIC or to an agent of NLIC within such time with a written request for cancellation, the Owner will receive a refund equal to the sum of: (i) the Policy Account Value as of the date NLIC receives the returned Policy; (ii) the amount deducted for premium taxes; (iii) any Monthly Deductions charged against the Policy Account Value; and (iv) an amount reflecting other charges directly or indirectly deducted under the Policy. Where state law requires, the refund will instead equal the premiums paid, see Free Look Privileges.
A Free Look privilege also applies after a requested increase in Face Amount is issued, see Free Look Privileges.
If the Policy is canceled, we will treat the Policy as if it was never issued. If we do not receive your Policy at our home office on the close of business on the date the free look period expires, you will not be allowed to cancel your Policy free of charge.
Loan Privilege
The Owner may obtain Policy loans in a minimum amount of $500 (or such lesser minimum as may be required in a particular state) but not exceeding, in the aggregate, the Net Cash Surrender Value. Policy loans will bear interest at a fixed rate of 6% per year, payable at the end of each Policy Year. If interest is not paid when due, it will be added to the outstanding loan balance, beginning 23 days after the Policy Anniversary. Policy loans may be repaid at any time and in any amount prior to the Final Policy Date. NLIC transfers Policy Account Value in an amount equal to the loan (adjusted by the earned interest rate and charged interest rate to the next Policy Anniversary) to the Loan Account where it becomes collateral for the loan. The transfer is made pro rata from each Subaccount and the Guaranteed Account unless the Owner specifies otherwise. This collateral in the Loan Account earns interest at an effective annual rate of at least 4%.

Depending upon the investment performance of the Subaccounts and the amounts borrowed, loans may cause a Policy to lapse. Lapse of the Policy with outstanding loans may result in adverse tax consequences, see Federal Income Tax Considerations.
Partial Withdrawal of Net Cash Surrender Value
After the first Policy Year, the Owner may, subject to certain restrictions, withdraw part of Net Cash Surrender Value. The minimum amount for such withdrawal is $1,500. An expense charge of $25 will be deducted from the Policy Account Value for each withdrawal. The withdrawal amount and expense charge is allocated to the Subaccounts and the Guaranteed Account based on the proportion that the value in each account bears to the total unloaned Policy Account Value unless the Owner specifies otherwise. If Death Benefit Option A is in effect, NLIC will reduce the Face Amount by the amount of the withdrawal, see Partial Withdrawal Privilege. A withdrawal may have tax consequences.
Surrender of the Policy
The Owner may at any time surrender the Policy and receive the entire Net Cash Surrender Value, see Surrender Privilege. A surrender may have tax consequences.
Accelerated Death Benefit
Under the Accelerated Death Benefit Rider ("ADB Rider"), an Owner may receive, at his or her request and upon approval by NLIC, accelerated payment of part of the Policy's Death Benefit if the Insured develops a Terminal Illness. For Owners who elected the ADB Rider prior to November 13, 2001 (or such other date pursuant to state availability), an accelerated payment of part of the Policy’s Death Benefit may by payable if the Insured either developed a terminal illness or is permanently confined to a nursing care facility. NLIC will deduct an administrative charge from the accelerated death benefit at the time it is paid, see Accelerated Death Benefit Rider. The Federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. The Owner should consult a tax advisor before adding the Accelerated Death Benefit Rider to the Policy or requesting an accelerated death benefit.
Long-Term Care Benefit Riders
Under the Long-Term Care Benefit Riders, the Owner may receive periodic payments of a portion of the death benefit and waiver of Monthly Deductions if the Insured becomes "chronically ill." NLIC imposes a monthly charge if the Owner elects any of these riders (see Long-Term Care Benefit Riders). There may be federal income tax consequences associated with the Long-Term Care Benefit Riders. The Owner should consult a tax advisor before adding the Long-Term Care Benefit Riders to the Policy.
Personalized Illustrations
Owners will receive personalized illustrations that reflect their own particular circumstances. These illustrations may help Owners to understand the long-term effects of different levels of investment performance and the charges and deductions under the Policy. They also may help Owners compare the Policy to other life insurance policies. These illustrations also show the value of premiums accumulated with interest and demonstrate that the Policy Account Value may be low (compared to the premiums paid plus accumulated interest) if an Owner surrenders the Policy in the early Policy Years. Therefore, an Owner should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Policy Account Value.

Fee Table
The following tables describe the fees and expenses that an Owner will pay when buying, owning, and surrendering or taking partial withdrawals from the Policy. Please refer to the Policy Data Pages of your Policy for information about the specific fees you will pay based on the options you have elected.
The first table describes the fees and expenses that an Owner will pay at the time the Owner pays premium into the Policy, surrenders or takes partial surrenders from the Policy, or transfers Policy Account Value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Maximum Charge Imposed on Premiums (Premium Expense Charge):
Premium Tax Charge[1]	Upon receipt of each premium payment	0-4% of each premium payment depending on Insured's state of residence	0-4% of each premium payment, depending on Insured's state of residence
Percent of Premium Sales Charge	Upon receipt of each premium payment	3% of premium payments	1.5% of premium payments
Maximum Deferred Surrender Charge:
Deferred Sales Charge[2]	Upon surrender, lapse, or decrease in Face Amount during the first 10 Policy Years	The lesser of: (1) 27% of all premiums received during the first Policy Year up to the Target Premium plus 6% of all other premiums paid to the date of surrender or lapse; or (2) 50% of the Target Premium for the Initial Face Amount	The lesser of: (1) 27% of all premiums received during the first Policy Year up to the Target Premium plus 6% of all other premiums paid to the date of surrender or lapse; or (2) 50% of the Target Premium for the Initial Face Amount
Deferred Administrative Charge[3]	Upon surrender, lapse, or decrease in Face Amount during the first 10 Policy Years	$3.00 per $1,000 of Face Amount	$3.00 per $1,000 of Face Amount
Maximum Deferred Additional Surrender Charge (Additional Deferred Sales Charge)[4]:	Upon surrender, lapse, or decrease in Face Amount during the first 10 years following an increase in Face Amount	The lesser of: (1) 27% of all premiums received for the increase up to the first Target Premium for that increase during the first 12 Policy months after the increase plus 6% of all other premiums paid to the date of surrender or lapse; or (2) 50% of the Target Premium for each increase in Face Amount.	The lesser of: (1) 27% of all premiums received for the increase up to the first Target Premium for that increase during the first 12 Policy months after the increase plus 6% of all other premiums paid to the date of surrender or lapse; or (2) 50% of the Target Premium for each increase in Face Amount.
Face Amount Increase Charge[5]	Upon increase in Face Amount	$50.00 plus $3.00 per $1,000 of Face Amount increase	$0.00
Other Withdrawal/Surrender Fees	Upon partial withdrawal	$25 per withdrawal	$25 per withdrawal

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Transfer Fees[6]	Upon transfer	$25 per transfer	$25 per transfer
Accelerated Death Benefit Rider	At the time the accelerated death benefit is paid	$250	$100
[1]	NLIC does not deduct a premium tax charge in jurisdictions that impose no premium tax. Kentucky imposes an additional city premium tax that applies only to first year premium. This tax varies by municipality and is no greater than 12%.
[2]	The Deferred Sales Charge may increase if additional premiums are paid after Policy Year 1, as the charge for each Policy Year after the first Policy Year (until Policy Year 11) equals the prior Policy Year's charge plus 6% of all other premiums paid to the date of surrender or lapse (if greater than the specified percentage of Target Premium for the Initial Face Amount). The Deferred Sales Charge is 0% after the 10th Policy Year. The Deferred Sales Charge is reduced by any Deferred Sales Charges previously paid at the time of any prior decrease in Face Amount. Upon a decrease in Face Amount, NLIC deducts a portion of this charge.
[3]	Beginning in the 7th Policy Year, the Deferred Administrative Charge decreases each Policy Year to $0 after the 10th Policy Year. The charge varies by Issue Age, and is lower for Issue Ages under 35. Upon a decrease in Face Amount, NLIC deducts a portion of this charge.
[4]	The Additional Deferred Sales Charge may increase if additional premiums are paid more than one year following the increase, as the charge for each year following the increase (until Policy Year 11) equals the prior year's charge plus 6% of all other premiums paid to the date of surrender or lapse (if greater than the specified percentage of Target Premium for each increase in Face Amount). The Additional Deferred Sales Charge is 0% after the 10th Policy Year. The Additional Deferred Sales Charge is reduced by any Additional Deferred Sales Charges previously paid at the time of any prior decrease in Face Amount. Upon a decrease in Face Amount, NLIC deducts a portion of this charge.
[5]	The $0.00 current charge applies to increases made on or after July 25, 2007, for all policies. NLIC may begin taking a current charge again at any time on a prospective basis for face amount increase.
[6]	NLIC does not assess a transfer charge for the first 12 transfers each Policy Year.
The next table describes the fees and expenses that an Owner will pay periodically while the Policy is in force, not including mutual fund operating expenses.
Periodic Charges Other than Annual Underlying Mutual Fund Expenses
Base Contract Charges
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Cost of Insurance:[7] Minimum and Maximum Charge	On Policy Date and monthly on Policy Processing Day	$0.06 - $420.82 per $1,000 of Net Amount at Risk per month	$0.04 - $113.16 per $1,000 of Net Amount at Risk per month during Policy Years 11 and later
Charge for a male Insured, Attained Age 45, in the nonsmoker Premium Class and within the first 10 Policy Years	On Policy Date and monthly on Policy Processing Day	$0.52 per $1,000 of Net Amount at Risk per month	$0.26 per $1,000 of Net Amount at Risk per month
Initial Administrative Charge[8]	On Policy Date and monthly on Policy Processing Day	$17.50	$17.50
Monthly Administrative Charge	On Policy Date and monthly on Policy Processing Day	$12	$11.00 [9]

Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net assets of each Subaccount in which the Owner is invested	Annual rate of 0.65% of the average daily net assets of each Subaccount in which the Owner is invested
Loan Interest Charge	On Policy Anniversary or earlier, as applicable[10]	Annual rate of 6.00% of the loan amount	Annual rate of 6.00% of the loan amount
Optional Benefit Charges[11]
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Change of Insured Rider	N/A	None	None
Children's Term Insurance Rider	On rider policy date and monthly on Policy Processing Day	$0.52 per $1,000 of rider coverage amount per month	$0.52 per $1,000 of rider coverage amount per month
Disability Waiver Benefit Rider: Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	$0.01 - $1.76 per $1,000 Net Amount at Risk per month	$0.01 - $1.76 per $1,000 Net Amount at Risk per month
Charge for an Insured, Attained Age 42	On rider policy date and monthly on Policy Processing Day	$0.01 per $1,000 Net Amount at Risk per month	$0.01 per $1,000 Net Amount at Risk per month
Disability Waiver of Premium Benefit Rider: Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	2% - 23.2% of the monthly benefit amount per month	2% - 23.2% of the monthly benefit amount per month
Charge for an Insured, Issue Age 37	On rider policy date and monthly on Policy Processing Day	3.1% of the monthly benefit amount per month	3.1% of the monthly benefit amount per month
Final Policy Date Extension Rider	N/A	None	None
Long-Term Care Benefit Riders:
1. Long-Term Care Acceleration Benefit Rider[12] Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.02 [13] - $3.24[14] per $1,000 of Net Amount at Risk per month
Charge for a male Insured, Attained Age 55 with a 4% Acceleration Benefit Rider	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.20 per $1,000 of Net Amount at Risk per month
2. Long-Term Care Waiver Benefit Rider[15] Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.01 - $3.47 per $1,000 of Net Amount at Risk per month
Charge for a male Insured, Attained Age 55	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.01 per $1,000 Net Amount at Risk per month
3. Long-Term Care Extended Insurance Benefit Rider[16] Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.01 [17] - $8.72[18] per $1,000 of rider coverage amount per month

Charge for a male Insured, Issue Age 55 with a 4% Extended Insurance Benefit Rider, assuming no inflation or nonforfeiture protection (as described in the rider), and assuming lifetime payments	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.28 per $1,000 of rider coverage amount per month
Other Insured Convertible Term Life Insurance Rider: Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	$0.09 - $420.82 per $1,000 of rider coverage amount per month	$0.06 - $113.17 per $1,000 of rider coverage amount per month
Charge for a female insured, Attained Age 42, in the nonsmoker Premium Class	On rider policy date and monthly on Policy Processing Day	$0.20 per $1,000 of rider coverage amount per month	$0.14 per $1,000 of rider coverage amount per month
†	This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular policy owner will pay. Policy owners can request an illustration of specific costs and/or see the Policy Data Pages for information about specific charges of the policy.
[7]	Cost of insurance charges vary based on the Insured's Attained Age, sex, Premium Class, Policy Year, and Net Amount at Risk. The cost of insurance charges shown in the table may not be typical of the charges the Owner will pay. The Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to the Policy, and more detailed information concerning the Owner's cost of insurance charges is available on request from the Service Center. Also, before the Owner purchases the Policy, NLIC will provide the Owner with personalized illustrations of future benefits under the Policy based upon the Insured's Issue Age and Premium Class, the Death Benefit option, Face Amount, Planned Periodic Premiums, and riders requested.
[8]	NLIC only deducts the Initial Administrative Charge on the first 12 Policy Processing Days.
[9]	Effective on the later of June 7, 2010, or the date of any required state regulatory approval, the current Monthly Administrative Charge is increased from $7.50 to $11.00, $9.50 for policies issued in New York.
Effective on the later of June 7, 2010, or the date of any required state regulatory approval, the current Monthly Administrative Charge is increased from $7.50 to $11.00, $9.50 for policies issued in New York.
[10]	While a Policy is outstanding, loan interest is payable in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, Policy termination, or the Insured’s death.
[11]	Charges for the Disability Waiver Benefit Rider, Disability Waiver of Premium Benefit Rider, Long- Term Care Benefit Riders, and Other Insured Convertible Term Life Insurance Rider may vary based on the Insured's Issue or Attained Age, sex, Premium Class, Policy Year, Face Amount, and Net Amount at Risk. Charges based on Attained Age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges the Owner will pay. The Policy's specifications page will indicate the rider charges applicable to the Policy, and more detailed information concerning these rider charges is available on request from the Service Center. Also, before the Owner purchases the Policy, NLIC will provide personalized illustrations of future benefits under the Policy based upon the Insured's Issue Age and Premium Class, the Death Benefit option, Face Amount, Planned Periodic Premiums, and riders requested.
[12]	NLIC may increase the rates for the Long-Term Care Acceleration Benefit Rider charge on a class basis. NLIC waives this rider's charge during the time NLIC pays benefits under the rider.
NLIC may increase the rates for the Long-Term Care Acceleration Benefit Rider charge on a class basis. NLIC waives this rider's charge during the time NLIC pays benefits under the rider.
[13]	Based on the selection of the 2% Long-Term Care Acceleration Benefit Rider.
[14]	Based on the selection of the 4% Long-Term Care Acceleration Benefit Rider.
[15]	NLIC may increase the rates for the Long-Term Care Waiver Benefit Rider charge on a class basis.
NLIC may increase the rates for the Long-Term Care Waiver Benefit Rider charge on a class basis.
[16]	NLIC may increase the rates for the Long-Term Care Extended Insurance Benefit Rider charge on a class basis. NLIC waives this rider's charge during the time NLIC pays benefits under the rider.
[17]	Based on the selection of the 2% Long-Term Care Extended Insurance Benefit Rider, without inflation or nonforfeiture protection (as described in the Rider), and with a fixed extension period.
[18]	Based on the selection of the 4% Long-Term Care Extended Insurance Benefit Rider, with inflation and nonforfeiture protection (as described in the Rider), and with a lifetime extension period.
Based on the selection of the 4% Long-Term Care Extended Insurance Benefit Rider, with inflation and nonforfeiture protection (as described in the Rider), and with a lifetime extension period.

The next table shows the minimum and maximum total operating expenses charged by the underlying mutual funds that an Owner may periodically pay while the Policy is in force. A complete list of the underlying mutual funds available under the Policy, including their annual expenses, may be found at the back of this document in Appendix A: Underlying Mutual Funds Available Under the Policy.
Annual Underlying Mutual Fund Expenses
	Minimum	Maximum
(Expenses that are deducted from underlying mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses, as a percentage of average underlying mutual fund assets.)	0.26%	1.89%
Principal Risks
Variable universal life insurance is not suitable as an investment vehicle for short-term savings. It is designed for long-term financial planning. Policy owners accessing the Policy Account Value in the early policy years could incur potentially substantial surrender charges. The Policy Account Value, and the Death Benefit to the extent the Death Benefit includes or is based on the Policy Account Value, will be dependent upon the investment performance of the policy owner’s investment allocations and the fees, expenses, and charges paid over the life of the policy. A policy owner may not earn sufficient returns from his or her selection of investment options to pay a policy’s periodic charges so that additional Premium payments may be required over the life of the policy to prevent it from lapsing. Policy guarantees that exceed the value of the separate account, including payment of the Death Benefit, are subject to Nationwide’s claims paying ability. If Nationwide experiences financial distress, it may not be able to meet its obligations.
Unfavorable Subaccount Investment Experience
The Subaccounts may generate unfavorable Investment Experience. Unfavorable Investment Experience and the deduction of policy and Subaccount charges may lower the policy’s Cash Value potentially resulting in a Lapse of insurance coverage even if all Premium is paid as planned.
Note: A customized projection of policy values (a "policy illustration") is available from your financial professional. The Owner selects the Premium amount and frequency shown in the policy illustration to show Nationwide how much Premium the Owner intends to pay and when. The Owner also selects assumed Investment Experience. Illustrated Premium and assumed Investment Experience are not guaranteed. Investment Experience varies over time, is rarely the same year-over-year, and may be negative. Because the policy is a variable universal life insurance policy with the potential for unfavorable Investment Experience, including extended periods of significant stock market decline, additional Premium may be required to meet the Owner's goals and/or to prevent the policy from Lapsing even if all Premium is paid as planned. Generally, variable universal life insurance is considered a long-term investment. Owners should weigh the investment risk and costs associated with the policy against their objectives, time horizon, risk tolerance, and ability to pay additional Premium if necessary.
Risk of Lapse
If the Net Cash Surrender Value is insufficient to pay the Monthly Deductions and other charges under the Policy, the Policy may enter a 61-day Grace Period. NLIC will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes a sufficient payment during the Grace Period. The Policy generally will not lapse: (1) during the first two Policy Years if the Minimum Guarantee Premium has been paid; or (2) if the Owner pays sufficient premium before the end of the Grace Period.
Risk of Increase in Current Fees and Charges
Certain fees and charges are currently assessed at less than their maximum levels. NLIC may increase these current charges in the future up to the guaranteed maximum levels. If fees and charges are increased, the Owner may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Withdrawal and Surrender Risks
The Surrender Charge under the Policy applies for 10 Policy Years after the Policy Date. It is possible that the Owner will receive no Net Cash Surrender Value if the Policy is surrendered in the first few Policy Years. A prospective Owner should purchase the Policy only if he or she as the financial ability to keep it in force for a substantial period of time. A prospective Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Account Value in the near future. NLIC designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment. A surrender or withdrawal of excess Policy Account Value may have tax consequences.
Investment Risk
Because the Owner invests Policy Account Value in one or more Subaccounts, he or she will be subject to the risk that investment performance will be unfavorable and that the Policy Account Value will decrease. In addition, NLIC deducts policy fees and charges from the Policy Account Value, which can significantly reduce the Policy Account Value. During times of poor investment performance, this deduction will have an even greater impact on the Policy Account Value. The Owner could lose everything he or she invests and the Policy could lapse without value, even if he or she pays additional premiums.
Frequent transfers among the Subaccounts may dilute the value of Subaccount units, causing the Subaccount to incur higher transaction costs, and interfere with the Subaccount's ability to pursue its stated investment objective. This disruption to the Subaccount trading may result in lower investment performance and Policy Account Value. NLIC has instituted procedures to minimize disruptive transfers, including, but not limited to, transfer restrictions. While these procedures are expected to reduce the adverse effect of disruptive transfers, NLIC cannot assure that all risks have been eliminated.
Portfolio Risks
A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio's prospectus. Refer to the Portfolios' prospectuses for more information. There is no assurance that any Portfolio will achieve its stated investment objective.
Adverse Tax Consequences
Existing federal tax laws that benefit this policy may change at any time. These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion of the Death Benefit Proceeds from the taxable income of the policy's beneficiary. Partial and full surrenders from the policy may be subject to taxes. The income tax treatment of the surrender of Cash Value is different in the event the policy is treated as a modified endowment contract under the Code. Generally, tax treatment of modified endowment contracts is less favorable when compared to a life insurance policy that is not a modified endowment contract. For example, distributions and loans from modified endowment contracts may currently be taxed as ordinary income and not a return of investment, see Taxes.
The proceeds of a life insurance policy are includible in the gross estate of the Insured for federal income tax purposes if either (a) the proceeds are payable to the executor of the estate of the Insured, or (b) the Insured, at any time within three years prior to his or her death, possessed any incident of ownership in the policy. For this purpose, the Treasury Regulations provide that the term "incident of ownership" is to be construed very broadly, and includes any right that the Insured may have with respect to the economic benefits in the policy. Consult a qualified tax advisor on all tax matters involving the policy described herein.
Loan Risks
A Policy loan, whether or not repaid, will affect Policy Account Value over time because NLIC subtracts the amount of the loan from the Subaccounts as collateral and holds it in NLIC's General Account. This loan collateral does not participate in the investment performance of the Subaccounts. NLIC reduces the amount it pays on the death of the Insured by the amount of any outstanding Policy loans and accrued interest. A loan may have tax consequences. In addition, if a Policy which is not a Modified Endowment Contract is surrendered or lapses while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount received and taxed accordingly.

Cybersecurity
NLIC’s businesses are highly dependent upon its computer systems and those of its business partners. This makes NLIC potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include direct risks, such as theft, misuse, corruption and destruction of data maintained by NLIC, and indirect risks, such as denial of service attacks on service provider websites and other operational disruptions that impede NLIC’s ability to electronically interact with service providers. Cyber-attacks affecting NLIC, the underlying mutual funds, intermediaries, and other service providers may adversely affect NLIC and Policy Account Values. In connection with any such cyber-attacks, NLIC and/or its service providers and intermediaries may be subject to regulatory fines and financial losses and/or reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying mutual funds invest, which may cause the underlying mutual funds to lose value. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict (such as Russia’s invasion of Ukraine and the resulting response by the United States and other countries). Although NLIC undertakes substantial efforts to protect its computer systems from cyber-attacks, including internal processes and technological defenses that are preventative or detective, and other controls designed to provide multiple layers of security assurance, there can be no guarantee that NLIC, its service providers, or the underlying mutual funds will avoid losses affecting the Policy due to cyber-attacks or information security breaches in the future.
In the event that Policy Account Values are adversely affected as a result of the failure of NLIC’s cybersecurity controls, NLIC will take reasonable steps to restore Policy Account Values to the levels that they would have been had the cyber-attack not occurred. NLIC will not, however, be responsible for any adverse impact to Policy Account Values that result from the policy owner or its designee’s negligent acts or failure to use reasonably appropriate safeguards to protect against cyber-attacks.
Business Continuity Risks
Nationwide is exposed to risks related to natural and man-made disasters, such as storms, fires, earthquakes, public health crises, geopolitical disputes, military actions, and terrorist acts, which could adversely affect Nationwide’s ability to administer the policy. Natural and man-made disasters may require a significant contingent of Nationwide’s employees to work from remote locations. During these periods, Nationwide could experience decreased productivity, and a significant number of Nationwide’s workforce or certain key personnel may be unable to fulfill their duties if Nationwide’s data or systems are disabled or destroyed. In addition, an extended period of remote work arrangements could introduce operational risk and impair Nationwide’s ability to administer the policy.
Nationwide outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While Nationwide closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond Nationwide’s control. If one or more of the third parties to whom Nationwide outsources such critical business functions experience operational failures, Nationwide’s ability to administer the policy could be impaired.
COVID-19 Risk
In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, which has resulted in operational disruptions, as well as market volatility and general economic uncertainty. While Nationwide has implemented risk management and contingency plans and taken preventative measures and other precautions so it can continue to provide products and services to its customers, even as many of its employees and the employees of its service providers continue to work remotely, it is not currently possible to accurately estimate the full impact that the COVID-19 pandemic will have on Nationwide’s businesses as Nationwide continues to be subject to certain risks that could negatively impact its operations.
Significant market volatility and negative investment returns in the market resulting from the COVID-19 pandemic could have a negative impact on returns of the underlying mutual funds in which the Variable Account invests. Additionally, the COVID-19 pandemic has at times resulted in negative economic conditions, changes in consumer behavior, economic shutdowns, state and federal legislation intended to ease the impact of the COVID-19 pandemic on consumers and voluntary hardship assistance that Nationwide provides to its customers. These factors, among other factors related to COVID-19, could affect the amount of sales and profitability of Nationwide’s businesses and could have a negative impact on its financial condition and operations.

While Nationwide is confident in its ability to manage the financial risks related to COVID-19, the extent and duration or the risks related to the COVID-19 pandemic cannot be fully known. It is possible these risks could impact Nationwide’s financial strength and claims-paying ability. There are many factors beyond Nationwide’s control that cannot be mitigated or foreseen that could have a negative impact on Nationwide and the operation of the policy. Nationwide continues to monitor the economic situation and assess its impact on its business operations closely.
Nationwide Life Insurance Company
The policy is issued by Nationwide, with its home office at One Nationwide Plaza, Columbus, Ohio 43215.
Before January 1, 2010, the Policies were issued by Nationwide Life Insurance Company of America ("NLICA"), at that time a wholly owned subsidiary of Nationwide Financial Services, Inc. ("NFS"), a holding company. NLICA was chartered by the Commonwealth of Pennsylvania in 1865 under the name Provident Mutual Life Insurance Company ("PMLIC"). On October 1, 2002, PMLIC converted from a mutual insurance company to a stock insurance company, changed its name to NLICA, and became a wholly owned subsidiary of NFS, pursuant to terms of a sponsored demutualization. Also, as a part of the sponsored demutualization, the Provident Mutual Variable Life Separate Account changed its name to the Nationwide Provident VLI Separate Account 1 (the "Separate Account").
The Separate Account
The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under the Policies as well as other variable life insurance policies NLIC may issue. The Separate Account was originally established under Delaware law. Upon closure of the merger of NLICA into NLIC on December 31, 2009, the Separate Account became subject to, and will be operated in compliance with, Ohio law.
The assets of the Separate Account are owned by NLIC. However, these assets are held separate from other assets and are not part of NLIC's General Account. NLIC is obligated to pay all benefits under the Policies. The portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account are not chargeable with liabilities arising out of any other business that NLIC may conduct. NLIC may transfer to its General Account any assets of the Separate Account that exceed the reserves and Policy liabilities of the Separate Account (which will always be at least equal to the aggregate Policy Account Value allocated to the Separate Account under the Policies). The income, gains and losses, realized or unrealized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of NLIC. NLIC may accumulate in the Separate Account the accrued charges for mortality and expense risks and investment results attributable to assets representing such charges.
The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust type of investment company. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC. The Separate Account meets the definition of a "Separate Account" under federal securities laws. The Separate Account has Subaccounts which each invest exclusively in Portfolios of mutual funds. NLIC reserves the right to make structural and operational changes affecting the Separate Account, see Addition, Deletion, or Substitution of Investments.
NLIC does not guarantee any money that the Owner places in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio. The Owner could lose some or all of his or her money.
The Funds
Each of the Funds offered in this Policy is registered with the SEC under the 1940 Act as an open-end management investment company. The SEC does not, however, supervise the management or the investment practices and policies of the Funds or their Portfolios. The assets of each Portfolio are separate from the assets of other portfolios of that Fund and each Portfolio has separate investment objectives and policies. Some of the Funds may, in the future, create additional Portfolios. The Investment Experience of each Subaccount depends on the investment performance of its corresponding Portfolio. For more detail about each Portfolio, refer to each Portfolio's prospectus and/or Appendix A: Portfolios Available Under the Policy.
These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and NLIC makes no representation, that the investment performance of any of the Portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment advisor or manager, the same investment objectives and policies, and a very similar name.
Additional Information about the Funds and Portfolios
No one can assure that any Portfolio will achieve its stated objectives and policies.
More detailed information concerning the investment objectives, policies and restrictions of the Portfolios, the expenses of the Portfolios, the risks attendant to investing in the Portfolios and other aspects of the Funds' operations can be found in the current prospectus for each Fund and the current Statement of Additional Information for the Funds. The Funds' prospectuses should be read carefully and kept for future reference before any decision is made concerning the allocation of Net Premium or transfers of Policy Account Value among the Subaccounts.
NLIC (or an affiliate) may receive compensation from a Fund or its investment advisor or distributor (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Policies. The amount of this compensation is based upon a percentage of the assets of the Fund attributable to the Policies and other policies issued by NLIC (or an affiliate). These percentages differ, and some Funds, advisors, or distributors (or affiliates) may pay NLIC (or an affiliate) more than others. NLIC also may receive 12b-1 fees.
Addition, Deletion, or Substitution of Investments
Where permitted by applicable law, NLIC reserves the right to make certain changes to the structure and operation of the Separate Account without the Owner's consent, including, among others, the right to:
(1)	remove, combine, or add Subaccounts and make the new Subaccounts available to the Owner at NLIC's discretion;
(2)	substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a Subaccount at NLIC's discretion;
(3)	substitute or close Subaccounts to allocations of premiums or Policy Account Value, or both, and to existing investments or the investment of future premiums, or both, at any time in NLIC's discretion;
(4)	transfer assets supporting the Policies from one Subaccount to another or from the Separate Account to another separate account;
(5)	combine the Separate Account with other separate accounts, and/or create new separate accounts;
(6)	deregister the Separate Account under the 1940 Act, or operate the Separate Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
(7)	modify the provisions of the Policy to reflect changes to the Subaccounts and the Separate Account and to comply with applicable law.
The particular Portfolios available under the Policies may change from time to time. Specifically, Portfolios or Portfolio share classes that are currently available may be removed or closed off to future investment. New Portfolios or new share classes of currently available Portfolios may be added. Policy Owners will receive notice of any such changes that affect their Policy.
The Funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. NLIC will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. NLIC will notify the Owner of any changes.
Substitution of Securities
NLIC may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:
(1)	shares of a current underlying mutual fund are no longer available for investment; or

(2)	further investment in an underlying mutual fund is inappropriate.
Nationwide will not substitute shares of any underlying mutual fund in which the sub-accounts invest without any necessary prior approval of the appropriate state or federal regulatory authorities. All affected policy owners will be notified in the event there is a substitution, elimination or combination of shares.
Deregistration of the Separate Account
NLIC may deregister Nationwide Provident VLI Separate Account 1 under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account or for any other purpose approved by the SEC.
No deregistration may take place without the prior approval of the SEC. All policy owners will be notified in the event NLIC deregisters Nationwide Provident VLI Separate Account 1.
Voting Rights
All of the assets held in the Subaccounts of the Separate Account will be invested in shares of corresponding Portfolios of the Funds. The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund. NLIC is the legal owner of Fund shares and as such has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, NLIC will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions received from Owners. Fund shares held in each Subaccount for which no timely instructions from Owners are received will be voted by NLIC in the same proportion as those shares in that Subaccount for which instructions are received.
Each Owner having a voting interest will be sent proxy material and a form for giving voting instructions. Owners may vote, by proxy or in person, only as to the Portfolios that correspond to the Subaccounts in which their Policy values are allocated. The number of shares held in each Subaccount attributable to a Policy for which the Owner may provide voting instructions will be determined by dividing the Policy's value in that Subaccount by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. Fractional shares will be counted. For each share of a Portfolio for which Owners have no interest, NLIC will cast votes, for or against any matter, in the same proportion as Owners vote. This means that when only a small number of policy owners vote, each vote has a greater impact on, and may control the outcome of the vote.
If required by state insurance officials, NLIC may disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment advisor of one or more of the Portfolios. In addition, NLIC may disregard voting instructions in favor of changes initiated by an Owner or the Fund's Board of Directors provided that NLIC's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purposes, and the effect the change would have on NLIC. If NLIC does disregard voting instructions, it will advise Owners of that action and its reasons for such action in the next semi-annual report to Owners.
The voting rights described in this prospectus are created under applicable federal securities laws and regulations. If these laws or regulations change to eliminate the necessity to solicit voting instructions from Owners or restrict voting rights, NLIC reserves the right to proceed in accordance with any such changed laws or regulations.
The Guaranteed Account
An Owner may allocate some or all of the Net Premiums and transfer some or all of the Policy Account Value to the Guaranteed Account, which is part of NLIC's General Account and pays interest at declared rates guaranteed for each calendar year (subject to a minimum guaranteed interest rate of 4%). The principal, after deductions, is also guaranteed. NLIC's General Account supports its insurance and annuity obligations. The Guaranteed Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Guaranteed Account nor NLIC's General Account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither NLIC's General Account, the Guaranteed Account, nor any interest therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts that are included in this prospectus are for prospective Owners' information and have not been reviewed by the SEC.

The portion of the Policy Account Value allocated to the Guaranteed Account will be credited with rates of interest, as described below. Since the Guaranteed Account is part of NLIC's General Account, NLIC assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to NLIC's general liabilities from business operations.
Minimum Guaranteed and Current Interest Rates
The Guaranteed Account value is guaranteed to accumulate at a minimum effective annual interest rate of 4%. NLIC will credit the Guaranteed Account value with current rates in excess of the minimum guarantee but is not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since NLIC, in its sole discretion, anticipates changing the current interest rate from time to time, different allocations to and from the Guaranteed Account will be credited with different current interest rates. The interest rate to be credited to each amount allocated or transferred to the Guaranteed Account will apply to the end of the calendar year in which such amount is received or transferred. At the end of the calendar year, NLIC reserves the right to declare a new current interest rate on such amount and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Guaranteed Account on that date). The rate declared on such amount and accrued interest thereon at the end of each calendar year will be guaranteed for the following calendar year. Any interest credited on the amounts in the Guaranteed Account in excess of the minimum guaranteed rate of 4% per year will be determined in the sole discretion of NLIC. The Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.
Amounts deducted from the Guaranteed Account for partial withdrawals, Policy loans, transfers to the Subaccount, Monthly Deductions or other changes are currently, for the purpose of crediting interest, accounted for on a last-in, first-out ("LIFO") method.
NLIC reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum or shorten the period for which the interest rate applies to less than a calendar year (except for the year in which such amount is received or transferred).
Calculation of Guaranteed Account Value
The Guaranteed Account value at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred or withdrawn from it.
Interest will be credited to the Guaranteed Account on each Policy Processing Day as follows: for amounts in the account for the entire Policy Month, from the beginning to the end of the month; for amounts allocated to the account during the prior Policy Month, from the date the Net Premium or loan repayment is allocated to the end of the month; for amounts transferred to the account during the Policy Month, from the date of transfer to the end of the month; and for amounts deducted or withdrawn from the account during the prior Policy Month, from the beginning of the month to the date of deduction or withdrawal.
Surrenders and partial withdrawals from the Guaranteed Account may be delayed for up to six months, see Surrender Privilege and Partial Withdrawal Privilege.
Transfers from the Guaranteed Account
Within 30 days prior to or following any Policy Anniversary, one transfer is allowed from the Guaranteed Account to any or all of the Subaccounts. The amount transferred from the Guaranteed Account may not exceed 25% of the value of such account. If the request for such transfer is received within 30 days prior to the Policy Anniversary, the transfer will be made as of the Policy Anniversary; if the written request is received within 30 days after the Policy Anniversary, the transfer will be made as of the date NLIC receives the request at its Service Center.
It is important to remember any guaranteed benefits or interest crediting associated with the Guaranteed Account is subject to our claims paying ability.

Transfers
Transfers of Policy Account Value
The Owner may transfer the Policy Account Value between and among the Subaccounts and the Guaranteed Account by making a transfer request to NLIC. The amount transferred must be at least $1,000, unless the total value in an account is less than $1,000, in which case the entire amount may be transferred.
After 12 transfers have been made in any Policy Year, a $25 transfer charge will be deducted from each transfer during the remainder of such Policy Year. All transfers included in each telephone, fax, email, or written request are treated as one transfer. Transfers are made as of the date NLIC receives a written request at its Service Center. Some transfers are not subject to a transfer charge and do not count as one of the 12 "free" transfers in any Policy Year. We may restrict the quantity and the mode of communication of transfer requests to prohibit disruptive trading that is deemed potentially harmful to Policy Owners, see Disruptive Trading. Under present law, transfers are not taxable transactions.
Special Transfer Right
During the first two years following the Issue Date, the Owner may, on one occasion, transfer the entire Policy Account Value in the Subaccounts to the Guaranteed Account. The transfer will not count as a transfer for purposes of assessing a transfer fee or for purposes of monitoring for disruptive trading.
Conversion Privilege for Increase in Face Amount
During the first two years following an increase in Face Amount, the Owner may, on one occasion, without Evidence of Insurability, exchange the amount of the increase in Face Amount for a fixed-benefit permanent life insurance policy. Such an exchange may, however, have federal income tax consequences, see Federal Income Tax Considerations. Premiums under this new policy will be based on the sex, Attained Age, and Premium Class of the Insured on the effective date of the increase in the Face Amount of the Policy. The new policy will have the same face amount and issue date as the amount and effective date of the increase. NLIC will refund the Monthly Deductions for the increase made on each Policy Processing Day between the effective date of the increase to the date of conversion and the expense charge for such increase. The transfer will not count as a transfer for purposes of assessing a transfer fee or for purposes of monitoring for disruptive trading.
Transfer Right for Change in Investment Policy of a Subaccount
If the investment policy of a Subaccount is materially changed, the Owner may transfer the portion of the Policy Account Value in such Subaccount to another Subaccount or to the Guaranteed Account. NLIC will not assess a transfer charge in connection with the transfer and the transfer will not count as a transfer for purposes of assessing a transfer fee. However, the transfer will count as a transfer for purposes of monitoring for disruptive trading.
Automatic Asset Rebalancing
Automatic Asset Rebalancing is a feature, which, if elected, authorizes periodic transfers of Policy Account Values among the Subaccounts in order to maintain the allocation of such values in percentages that match the then current premium allocation percentages. Election of this feature may be made in the Application or at any time after the Policy is issued by properly completing the election form and returning it to Nationwide. The election may be revoked at any time.
Rebalancing may be done quarterly or annually. Rebalancing terminates when the total value in the Subaccounts is less than $1,000; a transfer is made; a change is made to the current premium allocation instructions; or Nationwide receives a written request to terminate the program.

NLIC reserves the right to suspend Automatic Asset Rebalancing at any time, for any class of Policies, for any reason. There is no additional charge for this program. Automatic asset rebalancing transfers do not count as transfers for purposes of assessing the transfer fee. However, automatic asset rebalancing transfers do count as transfers for purposes of monitoring for disruptive trading.
Example:
Owner elects to participate in Automatic Asset Rebalancing and has instructed his Policy Account Value be allocated as follows and rebalanced on a quarterly basis: 40% to Subaccount A, 40% to Subaccount B, and 20% to Subaccount C. Each quarter, Nationwide will automatically rebalance Owner’s Policy Account Value by transferring Policy Account Value among the three elected Subaccounts so that his 40%/40%/20% allocation remains intact.
Dollar Cost Averaging
Dollar Cost Averaging is a program that, if elected, enables the Owner to systematically and automatically transfer, on a monthly basis, specified dollar amounts from any selected Subaccount to any other Subaccount or the Guaranteed Account. By allocating on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of short-term market fluctuations. NLIC, however, makes no guarantee that Dollar Cost Averaging will result in a profit or protect against loss. There is no additional charge for this program.
Example:
Owner elects to participate in Dollar Cost Averaging and has transferred $30,000 to Subaccount A, which will serve as the source investment option for her Dollar Cost Averaging program. She would like the Dollar Cost Averaging transfers to be allocated as follows: $1,500 to Subaccount L and $1,000 to Subaccount M. Each month, Nationwide will automatically transfer $2,500 from Subaccount A and allocate $1,000 to Sub-Account M and $1,500 to Sub-Account L until Subaccount A is depleted.
Transfers may not come from the Guaranteed Account. Dollar Cost Averaging may be elected for a period of 6, 12, 18, 24, 30 or 36 months. To qualify for Dollar Cost Averaging, the following minimum amount of Policy Account Value must be allocated to a Subaccount: 6 months-$3,000; 12 months-$6,000; 18 months-$9,000; 24 months-$12,000; 30 months-$15,000; 36 months-$18,000. At least $500 must be transferred from the Subaccount each month. The amount required to be allocated to the Subaccount can be made from an initial or subsequent investment or by transferring amounts into the Subaccount from the other Subaccounts or from the Guaranteed Account. Each monthly transfer is split among the Subaccounts or the Guaranteed Account based upon the percentages elected. Dollar Cost Averaging may not be elected if Automatic Asset Rebalancing has been elected or if a Policy loan is outstanding.
Dollar Cost Averaging may be elected in the Application or by completing an election form and returning it to Nationwide by the beginning of the month. When an election form is received, Dollar Cost Averaging will commence on the first Policy Processing Day after the later of: (a) the Policy Date; (b) the 15-day period when premiums are allocated to the Money Market Subaccount in certain states; or (c) when the Subaccount value equals or exceeds the greater of the minimum amount stated above and the amount of the first monthly transfer.
NLIC reserves the right to discontinue offering automatic transfers upon 30 days written notice to the Owner. Dollar cost averaging transfers do not count as transfers for purposes of assessing the transfer fee and do not count as transfers for purposes of monitoring for disruptive trading.
Once Dollar Cost Averaging transfers have commenced, they occur monthly on the Policy Processing Day until the specified number of transfers has been completed, or: (a) a Policy loan is requested; (b) the Policy goes into the Grace Period; or (c) there is insufficient value in the Subaccount to make the transfer. The Owner may instruct Nationwide in writing to cancel Dollar Cost Averaging transfers at any time.
Transfers made under the Dollar Cost Averaging program do not count toward the 12 transfers permitted each Policy Year without imposing the transfer charge. Nationwide reserves the right to discontinue offering automatic transfers upon 30 days written notice to the Owner. Written notice will be sent to the Owner confirming each transfer and when the Dollar Cost Averaging program is terminated. The Owner and agent are responsible for reviewing the confirmation to verify that the transfers are being made as requested.

Transfers from the Guaranteed Account
Within 30 days prior to or following any Policy Anniversary, one transfer is allowed from the Guaranteed Account to any or all of the Subaccounts. The amount transferred from the Guaranteed Account may not exceed 25% of the value of such account. If the request for such transfer is received within 30 days prior to the Policy Anniversary, the transfer will be made as of the Policy Anniversary; if the written request is received within 30 days after the Policy Anniversary, the transfer will be made as of the date NLIC receives the request at its Service Center.
It is important to remember any guaranteed benefits or interest crediting associated with the Guaranteed Account is subject to our claims paying ability.
Disruptive Trading
Neither the Policies nor the Portfolios are designed to support active trading strategies that require frequent movement between or among Subaccounts, sometimes referred to as market-timing, short-term trading, or disruptive trading. NLIC discourages, and will take action to deter, disruptive trading in the Policies because the frequent movement between or among Subaccounts may negatively impact other Policy Owners. Short-term trading can result in:
•	the dilution of the value of Policy Owners' interests in the Portfolio;
•	Portfolio managers taking actions that negatively impact performance (keeping a larger portion of the Portfolio's assets in cash or liquidating investments prematurely in order to support redemption requests); and
•	increased administrative costs due to frequent purchases and redemptions.
To protect Policy Owners from the negative impact of these practices, NLIC has implemented, or reserves the right to implement, several processes and restrictions aimed at eliminating the negative impact of disruptive trading strategies. NLIC cannot guarantee that these attempts to deter active trading strategies will be successful. If active trading strategies are not successfully deterred by NLIC’s actions, the performance of the Subaccounts that are actively traded will be adversely impacted. Policy Owners remaining in the affected Subaccount will bear any resulting increased costs.
Redemption Fees
Some Portfolios assess a short-term trading fee in connection with transfers from a Subaccount that occur within 60 days after the date of the allocation to that Subaccount. The fee is assessed against the amount transferred and is paid to the Portfolio. Redemption fees compensate the Portfolio for any negative impact on fund performance resulting from short-term trading.
Currently, none of the Portfolios assess a short-term trading fee.
U.S. Mail Restrictions
NLIC monitors transfer activity in order to identify those who may be engaged in disruptive trading practices. Transaction reports are produced and examined. Generally, a Policy may appear on these reports if the Policy Owner (or a third party acting on their behalf) engages in a certain number of transfers in a given period. NLIC considers each telephone, fax, email, or written request to be a single transfer, regardless of the number of Subaccounts involved.
As a result of this monitoring process, NLIC may restrict the method of communication by which transfer orders will be accepted. In general, NLIC will adhere to the following guidelines:
Trading Behavior	Our Response
six or more transfers within one calendar quarter	NLIC will mail a letter to the Policy Owner notifying them that:
(1) they have been identified as engaging in harmful trading practices; and
(2) if their transfers events total 11 within two consecutive calendar quarters or 20 within one calendar year, the Policy Owner will be limited to submitting transfer requests via U.S. mail.

11 transfer events within two consecutive calendar quarters OR 20 transfers within one calendar year	NLIC will automatically limit the Policy Owner to submitting transfer requests via U.S. mail.
For purposes of Nationwide's transfer policy, U.S. mail includes standard U.S. mail, expedited U.S. mail, and expedited delivery via private carrier.

For calendar year restrictions, each January 1, NLIC will start the monitoring anew, so that each Policy starts with 0 transfer events each January 1. However, for restrictions on transfer events within two consecutive calendar quarters, Nationwide does not start the monitoring anew on January 1. Instead, Nationwide refreshes the transfer event restriction period at the beginning of each calendar quarter considering only transfers that occur in the current calendar quarter and occurred in the immediately preceding calendar quarter.
Managers of Multiple Policies
Some investment advisors/representatives manage the assets of multiple NLIC policies and/or contracts pursuant to trading authority granted or conveyed by multiple Policy Owners. NLIC will generally require these multi-contract advisors to submit all transfer requests via U.S. mail.
Other Restrictions
NLIC reserves the right to refuse or limit transfer requests, or take any other action deemed necessary, in order to protect Policy Owners, Payees, and Beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some Policy Owners, or 3rd parties acting on their behalf. In particular, trading strategies designed to avoid or take advantage of NLIC’s monitoring procedures, and other measures aimed at curbing harmful trading practices, that are determined by NLIC to constitute harmful trading practices, may be restricted. In the event a restriction NLIC imposes results in a transfer request being rejected, NLIC will notify the policy owner the transfer request has been rejected. Any restrictions that NLIC implements will be applied consistently and uniformly. Some transfers do not count as transfers for purposes of monitoring for disruptive trading, as described herein.
Portfolio Restrictions and Prohibitions
Pursuant to regulations adopted by the SEC, NLIC is required to enter into written agreements with the Portfolios which allow them to:
(1)	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of policy owners;
(2)	request the amounts and dates of any purchase, redemption, transfer or exchange request ("transaction information"); and
(3)	instruct NLIC to restrict or prohibit further purchases or exchanges by policy owners that violate policies established by the Portfolio (whose policies may be more restrictive than NLIC’s policies).
NLIC is required to provide such transaction information to the Portfolios upon their request. In addition, NLIC is required to restrict or prohibit further purchases or exchange requests upon instruction from the Portfolios. NLIC and any affected policy owner may not have advance notice of such instructions from a Portfolio to restrict or prohibit further purchases or exchange requests. If a Portfolio refuses to accept a purchase or exchange request submitted by NLIC, NLIC will keep any affected policy owner in their current Portfolio allocation.
Contacting the Service Center
All inquiries, paperwork, information requests, service requests, and transaction requests should be made to the Service Center:
•	by telephone at 1-800-688-5177 (TDD 1-800-238-3035)
•	by mail to Nationwide Life Insurance Company, P.O. Box 182928, Columbus, Ohio 43218-2928
•	by fax at 1-888-677-7393
•	by Internet at www.nationwide.com or access is also available to the Owner at https://provconnect.nationwidefinancial.com
In addition to written requests, transfers, automatic asset rebalancing, loans (excluding 403(b) plans), exercise of the Special Transfer Right, and partial withdrawals (fax and email only) may be made based upon instructions given by telephone, fax, and email, provided the appropriate election has been made at the time of application or proper authorization is provided to NLIC. NLIC reserves the right to suspend telephone, fax, and email privileges at any time for any class of Policies, for any reason. Contact the Service Center for telephone requests at 1-800-688-5177 and at 1-888-677-7393 for fax requests.
NLIC will employ reasonable procedures to confirm that instructions communicated by telephone, fax, and email are genuine, and if NLIC follows such procedures, it will not be liable for any losses due to unauthorized or fraudulent instructions. NLIC, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures NLIC will follow for telephone, fax, and email transactions include requiring some form of personal identification prior to acting on instructions, providing written confirmation of the transaction, and making a tape-recording of any instructions given by telephone.
Telephone, fax, and email may not always be available. Any telephone, fax, or computer system, whether it is the Owner's, the Owner's service provider's or agent's, or NLIC's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the processing of a request. Although NLIC has taken precautions to help its systems handle heavy use, NLIC cannot promise complete reliability under all circumstances. If problems arise, the request should be made in writing to the Service Center.
If the Owner is provided a personal identification number ("PIN") in order to execute electronic transactions, the Owner should protect his or her PIN because self-service options will be available to the Owner's agent of record and to anyone who provides the Owner's PIN. NLIC will not be able to verify that the person providing instructions by telephone, fax, or email is the Owner or authorized by the Owner.
Service and transaction requests will generally be processed on the Valuation Period they are received at the Service Center as long as the request is in good order. Good order generally means that all necessary information to process the request is complete and in a form acceptable to NLIC. If a request is not in good order, NLIC will take reasonable actions to obtain the information necessary to process the request. Requests that are not in good order may be delayed or returned. NLIC reserves the right to process any transaction request sent to a location other than the Service Center on the Valuation Period it is received at the Service Center. On any day the post office is closed, NLIC is unable to retrieve service and transaction requests that are submitted by mail. This will result in a delay of the delivery of those requests to the Service Center.
NLIC’s variable life insurance business is highly dependent upon the effective operation of its computer systems and those of its business partners, so its business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting NLIC, the underlying mutual funds, intermediaries and other affiliated or third-party service providers may adversely affect NLIC and policy values. For instance, cyber-attacks may interfere with the ability of NLIC to process policy transactions, including the processing of orders from NLIC’s website or with the underlying mutual funds, impact NLIC’s ability to calculate Policy Account Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject NLIC and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying mutual funds invest, which may cause the underlying mutual funds to lose value. There can be no assurance that NLIC or the underlying mutual funds or NLIC’s service providers will avoid losses affecting policies due to cyber-attacks or information security breaches in the future.
The Policy
The Individual Flexible Premium Adjustable Variable Life Insurance Policy offered by this prospectus is issued by NLIC. The Policy is similar in many ways to a fixed benefit life insurance policy. This prospectus discloses all material provisions of the Policy. In addition to the terms and conditions of the Policy, Policy Owner rights are governed by this prospectus and protected by federal securities laws and regulations. As with a fixed-benefit life insurance policy, the Owner of a Policy makes premium payments in return for insurance coverage on the person insured. Also, like many fixed-benefit life insurance policies, the Policy provides for accumulation of Net Premiums and a Net Cash Surrender Value that is payable if the Policy is surrendered during the Insured's lifetime. As with many fixed-benefit life insurance policies, the Net Cash Surrender Value during the early Policy Years is likely to be substantially lower than the aggregate premium payments made.
However, the Policy differs from a fixed-benefit life insurance policy in several important respects. Unlike a fixed-benefit life insurance policy, under the Policy, the Death Benefit may, and the Policy Account Value will, increase or decrease to reflect the investment performance of any Subaccount to which Policy Account Value is allocated. Also, unless the entire Policy Account Value is allocated to the Guaranteed Account, there is no guaranteed minimum Net Cash Surrender Value. If Net Cash Surrender Value is insufficient to pay charges due, then, after a Grace Period, the Policy may lapse without value, see Policy Duration. However, NLIC guarantees that the Policy will remain in force during the first two Policy Years as long as certain requirements related to the Minimum Guarantee Premium have been met, see Policy Duration. If a Policy lapses while loans are outstanding, certain amounts may become subject to income tax, see Federal Income Tax Considerations.
The Policy is called "flexible premium" because there is no fixed schedule for premium payments, even though the Owner may establish a schedule of Planned Periodic Premiums. The Policy is described as "adjustable" because the Owner may, within limits, increase or decrease the Face Amount and may change the Death Benefit options.
The Policy is designed to provide lifetime insurance benefits and long-term investment of Policy Account Value. A prospective Owner should evaluate the Policy in conjunction with other insurance coverage that he or she may have, as well as their need for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should carefully be considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations.
This Policy is issued for Insureds with Issue Ages 0 through 85. The benefits described in the Policy and this prospectus, including any optional riders or modifications in coverage, may be subject to our underwriting and approval. NLIC reserves the right to reject any application for any reason permitted by law. Additionally, NLIC reserves the right to modify our underwriting standards on a prospective basis to newly issued policies at any time. The Minimum Face Amount is $100,000. NLIC reserves the right to modify the minimum Face Amount on a prospective basis to newly issued policies at any time (for a Policy issued in New York State the maximum Face Amount at issue is $2,500,000).
NLIC offers other variable life insurance policies that have different Death Benefits, policy features, and optional programs. However, these other policies also have different charges that would affect the Owner's Subaccount performance and Policy Account Value. To obtain more information about these other policies, contact NLIC's Service Center or the Owner's agent.
To the extent permitted by law, Policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors, except as may be provided by assignment.
It is important to remember that the portion of any amounts allocated to our general account and any guaranteed benefits that may be provided under the policy exceeding the value of amounts held in the separate account are subject to our claims paying ability.
Any money NLIC pays, or that is paid to NLIC, must be in the currency of the United States of America.
In order to comply with the USA Patriot Act, and rules promulgated thereunder, NLIC has implemented procedures designed to prevent policies described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.
Ownership and Beneficiary Rights
The Owner is the Insured unless a different Owner is named in the Application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by NLIC. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may result in tax consequences. Any assignment must be in writing and will become effective on the date we record it at our home office. All assignments will be subject to our approval, any outstanding policy loans, policy liens, garnishments, court orders, and any previous assignments.
The principal right of the Beneficiary is the right to receive the Proceeds under the Policy. Nationwide will not make payments directly to minors. Contact a legal advisor for options to facilitate payment of Proceeds intended for a minor’s benefit.
Modifying the Policy
Any modification or waiver of NLIC's rights or requirements under the Policy must be in writing and signed by NLIC's president or a vice president. No agent may bind NLIC by making any promise not contained in the Policy.
Upon notice to the Owner, NLIC may modify the Policy:

•	to conform the Policy, NLIC's operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, NLIC, or the Separate Account is subject;
•	to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
•	to reflect a change in the Separate Account's operation.
If NLIC modifies the Policy, NLIC will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, NLIC reserves the right to amend the provision to conform with these laws.
Split Dollar Arrangements
The Owner or Owners may enter into a split dollar arrangement between each other or another person or persons whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., Net Cash Surrender Value or Policy proceeds) are split between the parties. There are different ways of allocating such rights.
For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Net Cash Surrender Value. The employee may designate the Beneficiary to receive any death proceeds in excess of the Net Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the death proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.
No transfer of Policy rights pursuant to a split dollar arrangement will be binding on NLIC unless in writing and received by NLIC.
New Guidance on Split Dollar Arrangements
On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split dollar life insurance arrangement should consult legal counsel.
In addition, the IRS and Treasury Department have recently issued guidance that substantially affects the tax treatment of split dollar arrangements. The parties who elect to enter into a split dollar arrangement should consult their own tax advisors regarding the tax consequences of such an arrangement, and before entering into or paying additional premiums with respect to such arrangements.
Dividends
The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid under one of the following options:
(a)	paid in cash; or
(b)	applied as a scheduled or unscheduled Net Premium.
The Owner must choose an option at the time the Application for the Policy is signed. If no option is chosen, any dividend will be applied as a Net Premium payment. The Owner may change the option by giving written notice to NLIC.
Reports to Owners
At least once each year, Nationwide will send an Owner a report showing the following information as of the end of the report period:
•	the current Policy Account Value, Guaranteed Account value, Subaccount values, and Loan Account value;

•	the current Net Cash Surrender Value;
•	the current death benefit;
•	the current amount of any Indebtedness;
•	any activity since the last report (e.g., Premiums paid, partial withdrawals, charges and deductions); and
•	any other information required by law.
Nationwide currently sends these reports quarterly. In addition, Nationwide will send a statement showing the status of the Policy following the transfer of amounts from one Subaccount to another (excluding automatic rebalancing), the taking of a loan, the repayment of a loan, a partial withdrawal, and the payment of any Premiums (excluding those paid by bank draft or otherwise under the automatic payment plan).
Similar reports can be prepared at other times for a reasonable fee. Nationwide reserves the right to limit the scope and frequency of these requested reports.
Nationwide will send a semi-annual report containing the financial statements of each Portfolio in which an Owner is invested.
Detailed Description of Policy Provisions
Death Benefit
General
As long as the Policy remains in force, the Proceeds of the Policy will, upon due proof of the Insured's death (and fulfillment of certain other requirements), be paid to the Beneficiary in accordance with the designated Death Benefit option. The Proceeds will be determined as of the date of the Insured's death and will be equal to:
(1)	the Death Benefit; plus
(2)	any additional benefits due under a supplementary benefit rider attached to the Policy; minus
(3)	any loan and accrued loan interest on the Policy; minus
(4)	any overdue deductions if the death of the Insured occurs during the Grace Period.
The Proceeds may be paid in cash or under one of the Settlement Options set forth in the Policy.
Standard Death Benefit Options
The Policy provides two Death Benefit options: Option A and Option B. The Owner designates the Death Benefit option in the Application and may change it as described in "Change in Death Benefit Option." Under either option, the duration of the Death Benefit coverage depends upon the Policy's Net Cash Surrender Value (see Policy Duration).
Option A
The Death Benefit is equal to the greater of: (a) the Face Amount of the Policy; and (b) the Policy Account Value as of the date of the Insured's death if this day is a Valuation Day, otherwise on the Valuation Day next following the Insured's date of death multiplied by the specified percentage shown in the table below:
Attained Age	Percentage	Attained Age	Percentage
40 and under	250%	60	130%
45	215%	65	120%
50	185%	70	115%
55	150%	75 through 90	105%
		95 through 99	100%
For Attained Ages not shown, the percentages decrease pro rata for each full year.
Illustration of Option A - For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.
Under Option A, a Policy with a Face Amount of $200,000 will generally pay a Death Benefit of $200,000. The specified percentage for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%. Because the Death Benefit must be equal to or be greater than 2.50 times the Policy Account Value, any time the Policy Account

Value exceeds $80,000 the Death Benefit will exceed the Face Amount. Each additional dollar added to the Policy Account Value will increase the Death Benefit by $2.50. Thus, a 35 year old Insured with a Policy Account Value of $150,000 will have a Death Benefit of $375,000 (2.50 x $150,000); a Policy Account Value of $300,000 will yield a Death Benefit of $750,000 (2.50 x $300,000); a Policy Account Value of $400,000 will yield a Death Benefit of $1,000,000 (2.50 x $400,000).
Similarly, any time the Policy Account Value exceeds $80,000, each dollar taken out of the Policy Account Value will reduce the Death Benefit by $2.50. If at any time, however, the Policy Account Value multiplied by the specified percentage is less than the Face Amount, the Death Benefit will be the Face Amount of the Policy.
Option B
The Death Benefit is equal to the greater of: (a) the Face Amount of the Policy plus the Policy Account Value; and (b) the Policy Account Value multiplied by the specified percentage shown in the table above. (The Policy Account Value in each case is determined as of the date of the Insured's death if this day is a Valuation Day, otherwise on the Valuation Day next following the Insured's date of death.)
Illustration of Option B - For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no outstanding Policy loan.
Under Option B, a Policy with a Face Amount of $200,000 will generally pay a Death Benefit of $200,000 plus the Policy Account Value. Thus, for example, a Policy with a $50,000 Policy Account Value will have a Death Benefit of $250,000 ($200,000 plus $50,000); and a Policy Account Value of $100,000 will yield a Death Benefit of $300,000. Since the specified percentage is 250%, the Death Benefit will be at least 2.50 times the Policy Account Value. As a result, if the Policy Account Value exceeds $133,333, the Death Benefit will be greater than the Face Amount plus the Policy Account Value. Each additional dollar added to the Policy Account Value above $133,333 will increase the Death Benefit by $2.50. An Insured with a Policy Account Value of $150,000 will therefore have a Death Benefit of $375,000 (2.50 x $150,000); a Policy Account Value of $300,000 will yield a Death Benefit of $750,000 (2.50 x $300,000); and a Policy Account Value of $500,000 will yield a Death Benefit of $1,250,000 (2.50 x $500,000).
Similarly, any time the Policy Account Value exceeds $133,333, each dollar taken out of the Policy Account Value will reduce the Death Benefit by $2.50. If at any time, however, the Policy Account Value multiplied by the applicable percentage is less than the Face Amount plus the Policy Account Value, the Death Benefit will be the Face Amount plus the Policy Account Value.
Which Death Benefit Option to Choose
If an Owner prefers to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, the Owner should choose Option B. If an Owner is satisfied with the amount of the Insured's existing insurance coverage and prefers to have premium payments and favorable investment performance reflected to the maximum extent in the Policy Account Value, the Owner should choose Option A.
Change in Death Benefit Option
After the second Policy Year at any time when the Death Benefit would be the Face Amount (if Option A is in effect) or the Face Amount plus the Policy Account Value (if Option B is in effect), the Owner may change the Death Benefit option in effect by sending NLIC a completed application for change. No charges will be imposed to make a change in the Death Benefit option. The effective date of any such change will be the Policy Processing Day on or next following the date NLIC receives the completed application for change.
If the Death Benefit option is changed from Option A to Option B, on the effective date of the change, the Death Benefit will not change and the Face Amount will be decreased by the Policy Account Value on that date. However, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount.
If the Death Benefit option is changed from Option B to Option A, on the effective date of the change, the Death Benefit will not change and the Face Amount will be increased by the Policy Account Value on that date.
A change in the Death Benefit option may affect the Net Amount at Risk over time, which, in turn, would affect the monthly cost of insurance charge. Changing from Option A to Option B will generally result in a Net Amount at Risk that remains level. Such a change will result in a relative increase in the cost of insurance charges over time because the Net Amount at Risk will, unless the Death Benefit is based on the applicable percentage of Policy Account Value, remain level rather than decreasing as the Policy Account Value increases. Unless the Death Benefit is based on the applicable percentage of Policy Account Value, changing from Option B to Option A will, if the Policy Account Value increases, decrease the Net Amount at Risk over time, thereby reducing the cost of insurance charge.
The effects of these Death Benefit option changes on the Face Amount, Death Benefit and Net Amount at Risk can be illustrated as follows. Assume that a contract under Option A has a Face Amount of $500,000 and a Policy Account Value of $100,000 and, therefore, a Death Benefit of $500,000 and a Net Amount at Risk of $400,000 ($500,000 - $100,000). If the Death Benefit option is changed from Option A to Option B, the Face Amount will decrease from $500,000 to $400,000 and the Death Benefit and Net Amount at Risk would remain the same. Assume that a contract under Option B has a Face Amount of $500,000 and a Policy Account Value of $50,000 and, therefore, the Death Benefit is $550,000 ($500,000 + $50,000) and a Net Amount at Risk of $500,000 ($550,000 - $50,000).
If the Death Benefit option is changed from Option B to Option A, the Face Amount will increase to $550,000, and the Death Benefit and Net Amount at Risk would remain the same.
If a change in the Death Benefit option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, NLIC will not effect the change.
A change in the Death Benefit option may have federal income tax consequences. The Owner of a Policy should consult a tax advisor before changing the Death Benefit option.
How the Death Benefit May Vary
The amount of the Death Benefit may vary with the Policy Account Value. The Death Benefit under Option A will vary with the Policy Account Value whenever the specified percentage of Policy Account Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Policy Account Value because the Death Benefit equals the greater of: (a) the Face Amount plus the Policy Account Value; and (b) the Policy Account Value multiplied by the specified percentage.
Ability to Adjust Face Amount
Subject to certain limitations, an Owner may generally, at any time after the 2nd Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to NLIC. The effective date of the increase or decrease will be the Policy Processing Day on or next following NLIC's approval of the request. An increase or decrease in Face Amount may have tax consequences, see Federal Income Tax Considerations. The Owner of a Policy should consult a tax advisor before increasing or decreasing the Face Amount. The effects of changes in Face Amount on Policy charges, as well as other considerations, are described below.
Increase
A request for an increase in Face Amount may not be for less than $25,000 (or such lesser amount required in a particular state). The Owner may not increase the Face Amount after the Insured's Attained Age 75 or if the Face Amount was increased during the prior 12-month period. To obtain the increase, the Owner must submit an application for the increase and provide Evidence of Insurability satisfactory to NLIC.
On the effective date of an increase, and taking the increase into account, the Net Cash Surrender Value must be equal to the Monthly Deductions then due and the expense charge for the increase in Face Amount. If the Net Cash Surrender Value is not sufficient, the increase will not take effect until the Owner makes a sufficient additional premium payment to increase the Net Cash Surrender Value.
An increase in the Face Amount will generally affect the total Net Amount at Risk, which will increase the monthly cost of insurance charges. An increase in Face Amount will increase the amount of any Additional Surrender Charge. A Face Amount increase expense charge will also be deducted (see Face Amount Increase Charge). In addition, different cost of insurance rates may apply to the increase in insurance coverage, see Monthly Deductions.
After increasing the Face Amount, the Owner will have the right: (a) during the Free-Look period following the effective date of the increase, to have the increase canceled and receive a credit or refund equal to the cost of insurance charge and the increase charge deducted for the increase; and (b) during the first 24 months following the increase, to exchange the increase in Face Amount for a fixed benefit permanent life insurance policy issued by NLIC, see Transfers of Policy Account Value.

Decrease
The amount of a Face Amount decrease must be for at least $25,000 (or such lesser amount required in a particular state). The Face Amount after any decrease may not be less than the Minimum Face Amount. A decrease in Face Amount will not be permitted if the Face Amount was increased during the prior 12-month period. To the extent a decrease in the Face Amount could result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Code, NLIC will not affect the decrease.
A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease an Owner's monthly cost of insurance charges. A decrease in the Face Amount may result in the imposition of a Surrender Charge as of the Policy Processing Day on which the decrease becomes effective, see Surrender Charges.
Any Surrender Charge applicable to a decrease will be deducted from the Policy Account Value and the remaining Surrender Charge will be reduced by the amount deducted. The Surrender Charge will be deducted from each Subaccount and the Guaranteed Account based on the proportion that the value in such account bears to the total unloaned Policy Account Value.
For purposes of determining the cost of insurance charge and Surrender Charges, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases, successively; and (c) the Initial Face Amount.
Insurance Protection
An Owner may increase or decrease the insurance protection provided by the Policy (i.e., the Net Amount at Risk) in one of several ways, as insurance needs change. These ways include increasing or decreasing the Face Amount, changing the level of premium payments, and by making a partial withdrawal of Net Cash Surrender Value. The consequences of each are summarized below.
A decrease in Face Amount will decrease the insurance protection. It will not reduce the Policy Account Value, except for the deduction of any Surrender Charge applicable to the decrease. The Monthly Deductions will generally be correspondingly lower following the decrease.
An increase in Face Amount will generally increase the amount of insurance protection, depending on the Policy Account Value and specified percentage. If the insurance protection is increased, Monthly Deductions will increase as well.
Under Death Benefit Option A, until the specified percentage of Policy Account Value exceeds the Face Amount, then: (a) if the Owner increases the premium payments from the current level, the amount of insurance protection will generally be reduced; and (b) if the Owner reduced the premium payments from the current level, the amount of insurance protection will generally be increased.
Under Death Benefit Option B, until the specified percentage of Policy Account Value exceeds the Face Amount plus the Policy Account Value, the level of premium payments will not affect the amount of insurance protection. However, both the Policy Account Value and Death Benefit will be increased if premium payments are increased and reduced if premium payments are reduced.
Under either Death Benefit option, if the Death Benefit is the specified percentage of Policy Account Value, then: (a) if the Owner increases premium payments from the current level, the amount of insurance protection will increase; and (b) if the Owner reduces the premium payments from the current level, the amount of insurance protection will decrease.
A partial withdrawal of Net Cash Surrender Value will reduce the Death Benefit. If Death Benefit Option A is in effect, the withdrawal will decrease the Policy's Face Amount by the amount withdrawn plus the partial withdrawal expense charge. If Death Benefit Option B is in effect, it will not reduce the amount of insurance protection unless the Death Benefit is based on the specified percentage of Policy Account Value. In this event, however, the decrease in the Death Benefit will be greater than the amount of a withdrawal.
An increase or decrease in the Policy's insurance protection may have tax consequences. The Owner of a Policy should consult a tax advisor before increasing or decreasing the insurance protection.
Treatment of Unclaimed Property
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the Final Policy Date or the date Nationwide becomes informed that a Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search,

Nationwide is still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be surrendered and placed in a non-interest bearing account. While in the non-interest bearing account, Nationwide will continue to perform due diligence required by state law. Once the state mandated period has expired, Nationwide will escheat the Death Benefit to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on Nationwide's books and records, or to Ohio, Nationwide's state of domicile. If a claim is subsequently made, the state is obligated to pay any such amount (without interest) to the designated recipient upon presentation of proper documentation.
To prevent escheatment, it is important to update beneficiary designations - including complete names, complete addresses, phone numbers, and social security numbers - as they change. Such updates should be sent to the Service Center.
Payment and Allocation of Premiums
Issuance of a Policy
In order to purchase a Policy, an individual must submit an Application to NLIC through a licensed NLIC agent who is also a financial professional. If NLIC accepts the Application, a Policy will be issued in consideration of payment of the Minimum Initial Premium set forth in the Policy. The Minimum Face Amount of a Policy is $100,000. If the applicant submits the Application and/or initial premium to his or her agent, NLIC will not begin processing the purchase order until NLIC receives the Application and initial premium from the agent's broker-dealer.
NLIC reserves the right to revise its rules from time to time to specify a different Minimum Face Amount for subsequently issued Policies. The maximum Face Amount for a Policy in New York State is $2,500,000. A Policy will be issued only with respect to Insureds who have an Issue Age of 80 or less and who provide NLIC with satisfactory Evidence of Insurability. Acceptance is subject to NLIC's underwriting rules. NLIC reserves the right to reject an Application for any reason permitted by law, see Distribution of Policies.
At the time the Application for a Policy is signed, an applicant can, subject to NLIC's underwriting rules, obtain temporary insurance protection, pending issuance of the Policy. The amount of temporary insurance protection provided by NLIC may be less than the full amount of coverage that the Owner later receives.
Amount and Timing of Premiums
No insurance will take effect until the Minimum Initial Premium is paid, the underwriting process has been completed, the Application has been approved, and the proposed Insured is alive and in the same condition of health as described in the Application. We begin to deduct monthly charges from the Policy Account Value on the Policy Issue Date. Prior to the Final Policy Date and while the Policy is in force, an Owner may make additional premium payments at any time and in any amount, subject to the limitations set forth below. Each premium payment must be for at least $25. If the Owner submits a premium payment to his or her agent, NLIC will not begin processing the premium until NLIC receives it from the agent's broker-dealer. Subject to certain limitations described below, an Owner has considerable flexibility in determining the amount and frequency of premium payments.
At the time of application, each Owner will select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payment. The Owner is entitled to receive a premium reminder notice from NLIC at the specified interval. The Owner may change the Planned Periodic Premium frequency and amount. Also, under the automatic payment plan, the Owner can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being "billed."
Any payments made while there is an outstanding Policy loan are considered loan repayments, unless NLIC is notified in writing that the amount is to be applied as a premium payment. The Owner is not required to pay the Planned Periodic Premiums in accordance with the specified schedule. The Owner has the flexibility to alter the amount and frequency of premium payments. However, payment of the Planned Periodic Premiums does not guarantee that the Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Net Cash Surrender Value. Thus, even if Planned Periodic Premiums are paid, the Policy may lapse whenever the Net Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges and if a Grace Period expires without an adequate payment by the Owner.
Premium Limitations
The Code provides for exclusion of the death benefit from a beneficiary's gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a policy exceed such limits. NLIC has established procedures to monitor whether aggregate premiums paid under a Policy exceed those limits. If a premium is paid which would result in total premiums exceeding such limits, NLIC will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. NLIC will notify the Owner of available options with regard to the excess premium. If a satisfactory arrangement is not made, NLIC will refund this excess to the Owner. If total premiums do exceed the maximum premium limitations established by the Code, however, the excess of a Policy's Death Benefit over the Policy's Cash Surrender Value should still be excludable from gross income.
The maximum premium limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes that affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, NLIC will not effect such change, see Federal Income Tax Considerations. NLIC reserves the right to require satisfactory Evidence of Insurability before accepting a premium payment that would increase the Net Amount at Risk.
Refund of Excess Premium for Modified Endowment Contracts
At the time a premium is credited which would cause the Policy to become a Modified Endowment Contract ("MEC"), NLIC will notify the Owner that the Policy will become a MEC unless the Owner requests a refund of the excess premium within 30 days after receiving the notice. If the Owner requests a refund, NLIC will deduct the Policy Account Value attributable to the excess premium, including any interest or earnings on the excess premium, from the Subaccounts and/or the Guaranteed Account in the same proportion as the premium was initially allocated to the Subaccounts and/or the Guaranteed Account. The excess premium paid, including any interest or earnings on the excess premium, will be returned to the Owner, see Federal Income Tax Considerations.
Allocation of Net Premiums
The Owner indicates in the Application how Net Premiums should be allocated among the Subaccount and/or the Guaranteed Account. The percentages of each Net Premium that may be allocated to any account must be in whole numbers and the sum of the allocation percentages must be 100%. NLIC allocates the Net Premiums as of the date it receives such premium at its Service Center according to the Owner's current premium allocation instructions, unless otherwise specified.
The values of the Subaccounts will vary with their Investment Experience and the Owner bears the entire investment risk. Owners should periodically review their allocation schedule in light of market conditions and the Owner's overall financial objectives.
Delay in Allocation
Certain states require NLIC to refund all payments, less any partial withdrawals and indebtedness, in the event the Owner cancels the Policy during the Free-Look period, see Free-Look Privileges. In those states, NLIC will allocate to the Money Market Subaccount any premiums the Owner requests be allocated to Subaccount(s) which are received at our Service Center within 15 days from the later of: (1) the Policy Issue Date; or (2) the date NLIC receives the Minimum Initial Premium. After this 15-day period ends, the value in the Money Market Subaccount is allocated among the Subaccounts as indicated in the Application. NLIC invests all Net Premiums paid thereafter based on the allocation percentages then in effect.
Replacement of Existing Insurance
It may not be in an Owner's best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. Owners should compare their existing insurance and the Policy carefully. Owners should replace their existing insurance only when they determine that the Policy is better for them. Owners may have to pay a surrender charge on their existing insurance, and the Policy will impose a new Surrender Charge period. Owners should talk to their financial professional or tax advisor to make sure the exchange will be tax-free. If an Owner surrenders his or her existing policy for cash and then buys the Policy, he or she may have to pay a tax, including possibly a penalty tax, on the surrender. Because NLIC will not issue the Policy until NLIC has received an initial premium from the Owner's existing insurance company, the issuance of the Policy may be delayed.
Policy Account Value
The Policy Account Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Subaccounts, the Guaranteed Account and the Loan Account. Policy Account Value varies from day to day, depending on the investment performance of the Subaccounts chosen by the Owner, interest NLIC credits to the Guaranteed Account, charges NLIC deducts, and any other transactions (e.g., transfers, partial withdrawals, and loans).

Net Premiums are credited to the Policy Account Value on the basis of the unit value of a Subaccount next determined after NLIC's receipt of the Net Premium. NLIC does not guarantee a minimum Policy Account Value. The Policy Account Value minus any applicable Surrender Charge or Additional Surrender Charge is the Cash Surrender Value.
The Policy Account Value and Cash Surrender Value will reflect the investment performance of the chosen Subaccounts, the crediting of interest in excess of 4% (the guaranteed minimum) for the Guaranteed Account and the Loan Account, any Net Premiums paid, any transfers, any partial withdrawals, any loans, any loan repayments, any loan interest paid, and any charges assessed in connection with the Policy.
Calculation of Policy Account Value
The Policy Account Value is determined first on the Policy Date and thereafter at the close of each Valuation Day. On the Policy Date, the Policy Account Value equals the Net Premiums received less any Monthly Deductions on the Policy Date. On each Valuation Day after the Policy Date, the Policy Account Value is equal to:
(1)	the Policy Account Value in each Subaccount, determined by multiplying the number of units of the Subaccount by the Subaccount's unit value on that date;
(2)	the Policy Account Value in the Guaranteed Account; plus
(3)	the Policy Account Value in the Loan Account.
Determination of Number of Units
Allocated Net Premiums, or Policy Account Value transferred to a Subaccount are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units of a Subaccount at any time equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.
Determination of Unit Value
The unit value of a Subaccount on any Valuation Day is equal to the unit value on the immediately preceding Valuation Day multiplied by the net investment factor for that Subaccount on that Valuation Day.
Net Investment Factor
The net investment factor for each Subaccount measures the investment performance of a Subaccount from one Valuation Day to the next.
The factor increases to reflect investment income and capital gains, realized and unrealized, for the shares of the underlying Portfolio. The factor decreases to reflect any capital losses, realized or unrealized, for the shares of the underlying Portfolio as well as the asset charge for mortality and expense risks.
The asset charge for mortality and expense risks will be deducted in determining the applicable net investment factor.
Policy Duration
Policy Lapse
The Policy will remain in force as long as the Net Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and other charges under the Policy. When the Net Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by the Owner, the Policy may lapse and terminate without value. If the Policy enters a Grace Period, NLIC will mail a notice to the Owner's last known address. Notwithstanding the foregoing, during the first two Policy Years the Policy will not lapse if the Minimum Guarantee Premium has been paid.
The Policy provides for a 61-day Grace Period that is measured from the date on which notice is sent by NLIC indicating that the Grace Period has begun. Thus, the Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, the Owner must, during the Grace Period, make a premium payment equal to three Monthly Deductions. The notice sent by NLIC will specify the payment required to keep the Policy in force. If the Insured dies during the Grace Period, NLIC will pay the Insurance Proceeds.

Reinstatement
A Policy that lapses may be reinstated at any time within three years (or longer period required in a particular state) after the expiration of the Grace Period and before the Final Policy Date by submitting Evidence of Insurability satisfactory to NLIC and payment of an amount sufficient to keep the Policy in force for at least three months following the date that the reinstatement application is approved. Upon reinstatement, the Policy Account Value is based upon the premium paid to reinstate the Policy. A reinstated Policy has the same Policy Date as it had prior to the lapse.
Free Look Privileges
Free Look for Policy
The Policy provides for an initial Free Look period. The Owner may cancel the Policy until the latest of: (a) 45 days after Part I of the Application for the Policy is signed; (b) 10 days after the Owner receives the Policy; or (c) 10 days after NLIC mails the Notice of Withdrawal Right to the Owner. Upon giving written notice of cancellation and returning the Policy to NLIC's Service Center, to one of NLIC's other offices, or to the NLIC representative from whom it was purchased, the Owner will receive a refund equal to the sum of: (i) the Policy Account Value as of the date the returned Policy is received by NLIC at its Service Center or the NLIC representative through whom the Policy was purchased; (ii) any Premium Expense Charges deducted from premiums paid; (iii) any Monthly Deductions charged against the account; (iv) any mortality and expense risk charges deducted from the value of the net assets of the Separate Account; and (v) any advisory fees and any other fees and expenses of the Funds. A refund of all premiums paid is made for Policies delivered in states that require such a refund. NLIC may postpone payment of the refund under certain conditions. If the policy is canceled, we will treat the policy as if it was never issued. If we do not receive your policy at our home office on the close of business on the date the free look period expires, you will not be permitted to cancel your policy free of charge. If the Policy is cancelled, we will treat the Policy as if it was never issued.
Free Look for Increase in Face Amount
Any requested increase in Face Amount is also subject to a Free Look privilege. The Owner may cancel a requested increase in Face Amount until the latest of: (a) 45 days after the application for the increase is signed; (b) 10 days after the Owner receives the new Policy schedule pages reflecting the increase; or (c) 10 days after NLIC mails a Notice of Withdrawal Right to the Owner. Upon requesting cancellation of the increase, an amount equal to all cost of insurance charges attributable to the increase plus the Face Amount increase charge will be credited to the accounts in the same proportion as they were deducted, unless the Owner requests a refund of such amount. NLIC may postpone payment of the refund under certain conditions. If the Face Amount increase is canceled, NLIC will treat the Face Amount increase as if it was never issued. If NLIC does not receive the Owner’s requested cancellation of the increase in Face Amount at the Service Center on the close of business on the date the free look period expires, the Owner will not be allowed to cancel the policy free of charge.
Loan Privileges
General
The Owner may at any time after the Issue Date borrow money from NLIC using the Policy Account Value as the security for the loan. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. Notwithstanding anything to the contrary set forth in this prospectus, Nationwide may accept requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions, see Contacting the Service Center. The Owner may obtain Policy loans in a minimum amount of $500 (or such lesser minimum required in a particular state) but not exceeding the Policy's Net Cash Surrender Value on the date of the loan. While the Insured is living, the Owner may repay all or a portion of a loan and accrued interest.
Interest Rate Charged
Interest is charged on Policy loans at an effective annual rate of 6%.
Allocation of Loans and Collateral
The Owner may specify that NLIC transfer the amount of a Policy loan from specific Subaccounts, but may not request that NLIC transfer this amount from the Guaranteed Account. However if the Owner does not specify Subaccounts, NLIC will allocate the amount of a Policy loan among the Subaccounts and/or the Guaranteed Account based upon the proportion that the value of the Subaccounts and/or the Guaranteed Account Value bear to the total unloaned Policy Account Value at the time the loan is made. Transfers to and from the Loan Account do not count as transfers for purposes of assessing a transfer fee or for purposes of monitoring for disruptive trading.
The collateral for a Policy loan is the loan amount plus accrued interest to the next Policy Anniversary, less interest at an effective annual rate of 4%, which is earned to such Policy Anniversary. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.
Interest Credited to Loan Account
As long as the Policy is in force, NLIC credits the amount in the Loan Account with interest at effective annual rates it determines, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year that follows the date of determination. Loan interest credited is transferred to the accounts: (a) when loan interest is added to the loaned amount; (b) when a loan repayment is made; and (c) when a new loan is made. NLIC currently credits 4.5% interest annually to the amount in the Loan Account until the Policy's 10th anniversary or until Attained Age 60, whichever is later, and 5.75% annually thereafter. Interest credited to the Loan Account is an obligation of NLIC’s general account and is dependent on NLIC’s financial strength and claims paying ability. The tax consequences of a Policy loan after the later of a Policy's 10th anniversary or Attained Age 60 are less clear. Owners should consult a tax advisor with respect to such consequences.
Effect of Policy Loans
A loan, whether or not repaid, affects the Policy, the Policy Account Value, the Net Cash Surrender Value, and the Death Benefit. Loan amounts are not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Guaranteed Account. The amount of any outstanding Policy loan and accrued interest will be deducted in determining the Net Cash Surrender Value or Insurance Proceeds at death.
Loan Repayments
An Owner may repay all or part of a Policy loan at any time while the Insured is alive and the Policy is in force. Unless prohibited by a particular state, NLIC will assume that any payments made while there is an outstanding loan is a loan repayment, unless it receives written instructions that the payment is a premium payment. Repayments up to the amount of the outstanding loan are allocated to the accounts based on the amount of the outstanding loan allocated to each account as of the date of repayment; any repayment in excess of the amount of the outstanding loan will be allocated to the accounts based on the amount of interest due on the portion of the outstanding loan allocated to each account. For this purpose, the amount of the interest due is determined as of the next Policy Anniversary. Failure to repay a loan or to pay loan interest will not cause the Policy to lapse unless the Net Cash Surrender Value on the Policy Processing Day is less than the Monthly Deduction due, see Policy Duration.
Tax Considerations
Any loans taken from a Modified Endowment Contract will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income (see Periodic Withdrawals, Non-Periodic Withdrawals and Loans). Depending upon the investment performance of the Subaccounts and the amounts borrowed, loans may cause the Policy to lapse. If the Policy is not a Modified Endowment Contract, lapse of the Policy with outstanding loans may result in adverse tax consequences, see Federal Income Tax Considerations.
Surrender Privilege
At any time before the earlier of the death of the Insured and the Final Policy Date, the Owner may surrender the Policy for its Net Cash Surrender Value. The Owner must complete and sign the NLIC surrender form and send it to the Service Center. Owners may obtain the surrender form by calling (800) 688-5177. The Net Cash Surrender Value is determined as of the date NLIC receives the surrender form at the Service Center if it received on a Valuation Day. Otherwise, the Net Cash Surrender Value will be determined on the Valuation Day next following NLIC's receipt of the surrender form. At the time the Net Cash Surrender Value is determined, coverage under the Policy will end. NLIC generally will pay the Net Cash Surrender Value to the Owner within seven days after NLIC receives the signed surrender request. NLIC may postpone payment of surrenders under certain conditions. NLIC will assess a Surrender Charge if the Policy is surrendered before the 10th Policy Year, see Surrender Charges. A surrender may have tax consequences.

Policy Restoration after a Full Surrender
Prior to the Insured's death, Nationwide will permit restoration of a surrendered policy pursuant to established procedures to meet the requirements of state insurance law regarding the replacement of life insurance (i.e., use of the Proceeds from a surrendered policy to purchase a new policy). Restored policies will be treated as if they were never surrendered for all purposes, including Investment Experience, interest, and deduction of charges, see Policy Restoration Procedure in the Statement of Additional Information.
Partial Withdrawal Privilege
After the first Policy Year, at any time before the earlier of the death of the Insured and the Final Policy Date, the Owner may withdraw a portion of the Policy's Net Cash Surrender Value. The Owner must complete and sign the NLIC surrender form and send it to the Service Center. The minimum amount that may be withdrawn is $1,500. A withdrawal charge will be deducted from the Policy Account Value. A partial withdrawal will not result in the imposition of Surrender Charges.
NLIC will process each partial withdrawal on the date it receives the Owner's request if this is a Valuation Day, otherwise on the Valuation Day next following NLIC's receipt of the request. NLIC generally will pay a partial withdrawal request within seven days after the Valuation Day when NLIC receives the request. NLIC may postpone payment of partial withdrawals under certain conditions.
The Owner may specify that NLIC allocate the withdrawn amount and withdrawal charge from specific Subaccounts but may not request that NLIC allocate this amount from the Guaranteed Account. If the Owner does not specify any Subaccounts, the withdrawn amount and withdrawal charge will be allocated based on the proportion that the Policy Account Value in any Subaccounts and the Guaranteed Account bear to the total unloaned Policy Account Value.
The effect of a partial withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit option in effect and whether the Death Benefit is based on the applicable percentage of Policy Account Value, see Death Benefit.
Option A
The effect of a partial withdrawal on the Face Amount and Death Benefit under Option A can be described as follows:
•	if the Death Benefit equals the Face Amount, a partial withdrawal will reduce the Face Amount and the Death Benefit by the amount of the partial withdrawal.
•	for the purposes of this illustration (and the following illustrations of partial withdrawals), assume that the Attained Age of the Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for an Insured with an Attained Age under 40.
•	under Option A, a Policy with a Face Amount of $300,000 and a Policy Account Value of $30,000 will have a Death Benefit of $300,000. Assume that the Owner takes a partial withdrawal of $10,000. The partial withdrawal will reduce the Policy Account Value to $19,975 ($30,000 - $10,000 - $25) and the Death Benefit and Face Amount to $290,000 ($300,000 - $10,000).
•	if the Death Benefit immediately prior to the partial withdrawal is based on the applicable percentage of Policy Account Value, the Face Amount will be reduced by an amount equal to the amount of the partial withdrawal. The Death Benefit will be reduced to equal the greater of: (a) the Face Amount after the partial withdrawal; and (b) the applicable percentage of the Policy Account Value after deducting the amount of the partial withdrawal and expense charge.
•	under Option A, a Policy with a Face Amount of $300,000 and a Policy Account Value of $300,000 will have a Death Benefit of $750,000. Assume that the Owner takes a partial withdrawal of $49,975. The partial withdrawal will reduce the Policy Account Value to $250,000 ($300,000 - $49,975 - $25) and the Face Amount to $250,025 ($300,000 - $49,975). The Death Benefit is the greater of: (a) the Face Amount of $250,025; and (b) the applicable percentage of the Policy Account Value $625,000 ($250,000 x 2.5). Therefore, the Death Benefit will be $625,000.
Option B
The effect of a partial withdrawal on the Face Amount and Death Benefit under Option B can be described as follows:
•	the Face Amount will never be decreased by a partial withdrawal. A partial withdrawal will, however, always decrease the Death Benefit.

•	if the Death Benefit equals the Face Amount plus the Policy Account Value, a partial withdrawal will reduce the Policy Account Value by the amount of the partial withdrawal and expense charge and thus the Death Benefit will also be reduced by the amount of the partial withdrawal and the expense charge.
•	under Option B, a Policy with a Face Amount of $300,000 and a Policy Account Value of $90,000 will have a Death Benefit of $390,000 ($300,000 + $90,000). Assume the Owner takes a partial withdrawal of $20,000. The partial withdrawal will reduce the Policy Account Value to $69,975 ($90,000 - $20,000 - $25) and the Death Benefit to $369,975 ($300,000 + $69,975). The Face Amount is unchanged.
•	if the Death Benefit immediately prior to the partial withdrawal is based on the applicable percentage of Policy Account Value, the Death Benefit will be reduced to equal the greater of: (a) the Face Amount plus the Policy Account Value after deducting the partial withdrawal and expense charge; and (b) the applicable percentage of Policy Account Value after deducting the amount of the partial withdrawal and the expense charge.
•	under Option B, a Policy with a Face Amount of $300,000 and a Policy Account Value of $300,000 will have a Death Benefit of $750,000 ($300,000 x 2.5). Assume the Owner takes a partial withdrawal of $149,975. The partial withdrawal will reduce the Policy Account Value to $150,000 ($300,000 - $149,975 - $25) and the Death Benefit to the greater of: (a) the Face Amount plus the Policy Account Value $450,000 ($300,000 + $150,000); and (b) the Death Benefit based on the applicable percentage of the Policy Account Value $375,000 ($150,000 x 2.5). Therefore, the Death Benefit will be $450,000. The Face Amount is unchanged.
Any decrease in Face Amount due to a partial withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.
Because a partial withdrawal can affect the Face Amount and the Death Benefit as described above, a partial withdrawal may also affect the Net Amount at Risk, which is used to calculate the cost of insurance charge under the Policy, see Monthly Deductions.
A request for partial withdrawal may not be allowed if or to the extent that such withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a partial withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, NLIC will not allow such partial withdrawal.
A partial withdrawal of Net Cash Surrender Value may have federal income tax consequences, see Federal Income Tax Considerations.
Notwithstanding anything to the contrary set forth in this prospectus, Nationwide may accept requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions, see Contacting the Service Center.
Accelerated Death Benefit Rider
Under the Accelerated Death Benefit Rider, the Owner may receive an accelerated payment of part of the Policy's Death Benefit in the form of a Policy loan when the Insured develops a non-correctable medical condition that is expected to result in his or her death within 12 months. For Owners who elected the Rider prior to November 13, 2001 (or such other date pursuant to state availability), the Rider also permits the Owner to receive this accelerated payment if the Insured has been confined to a nursing care facility for at least 180 consecutive days and is expected to remain in such a facility for the remainder of his or her life.
There is no additional charge for this Rider. However an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit at the time it is paid. Additionally, since the benefit is made in the form of a Policy loan, interest is payable on the outstanding Policy loan and on the Death Benefit lien. The federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. The Owner should consult a tax advisor before adding the Accelerated Death Benefit Rider to the Policy or requesting an accelerated death benefit.
Long-Term Care Benefit Riders
NLIC offers three Long-Term Care Benefit Riders under the Policy: the Long-Term Care Acceleration Benefit Rider ("LTC Acceleration Rider"), the Long-Term Care Waiver Benefit Rider ("LTC Waiver Rider"), and the Long-Term Care Extended Insurance Benefit Rider ("LTC Extended Rider"). If the Owner elects to add the LTC Acceleration Rider to the Policy, the LTC Waiver Rider is also added. The Owner may also elect the LTC Extended Rider. The Owner cannot elect to add either the LTC Waiver Rider or the LTC Extended Rider alone.

Under these riders, the Owner may receive periodic payments of a portion of the Death Benefit if the Insured becomes "chronically ill" so that the Insured:
(1)	is unable to perform at least two activities of daily living without substantial human assistance for a period if at least 90 days due to a loss a functional capacity; or
(2)	requires substantial supervision to protect the Insured from threats to heath and safety due to his or her own severe cognitive impairment.
The Long-Term Care Benefit Riders also provide for the payment of monthly premiums (equal on an annual basis to the Minimum Annual Premium specified on the Policy schedule) up to the date specified on the Policy schedule, and the waiver of Monthly Deductions after that date, as well as a residual Death Benefit.
Additionally, these provide for periodic reimbursements of expenses incurred for "qualified long-term care services" following the full payment of the acceleration death benefit.
Each of the Long-Term Care Benefit Riders imposes a monthly charge on either the Net Amount at Risk under the Policy or the coverage amount of the rider. Depending on the rider, the charge may be at a rate that varies based on the Attained Age and sex of the Insured and increases annually as the Insured ages, or may be level for the duration of the rider based on the age of the Insured when the rider is issued. If the Owner increases the rider coverage amount, a new charge based on the Attained Age of the Insured at that time may apply to the increase. NLIC may increase the rates for these charges on a class basis. Once NLIC begins to pay benefits, NLIC waives the charge under certain of the riders until the Insured no longer qualifies for rider benefits and is not chronically ill.
There may be federal income tax consequences associated with the Long-Term Care Benefit Riders. NLIC believes that benefits payable under the LTC Acceleration Rider and the LTC Extended Rider should be excludable from gross income under the Code. The exclusion of the LTC Acceleration Rider and the LTC Extended Rider benefit payments from taxable income, however, is contingent on each rider meeting specific requirements under the Code. While guidance is limited, NLIC believes that the LTC Acceleration and the LTC Extended Riders should each satisfy these requirements.
The Owner will be deemed to have received a distribution for tax purposes each time a deduction is made from the Policy Account Value to pay charges for the LTC Acceleration Rider or the LTC Extended Rider. The distribution will generally be taxed in the same manner as any other distribution under the Policy. In addition, the implications to the Policy's continued qualification as a life insurance contract for federal tax purposes due to any reductions in Death Benefits under the Policy resulting from a benefit payment under the LTC Acceleration Rider are unclear. Owners should consult a tax advisor before adding the Long-Term Care Benefit Riders to the Policy.
Other Benefits Available Under the Policy
In addition to the standard death benefit options available under the policy, other standard or optional benefits may also be available to you. The following table summarizes information about these other benefits. For additional information on the policy’s Riders, see Supplementary Benefits. Additional information on the fees associated with each benefit is in the Fee Table.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Dollar Cost Averaging	Long-term transfer program involving automatic transfer of assets	Standard	• Transfers are only permitted from the Subaccounts (and not the Guaranteed Account)
• Minimum amounts apply in order to participate in dollar cost averaging
• Nationwide may modify, suspend, or discontinue these programs at any time
See Transfers
Automatic Asset Rebalancing	Automatic reallocation of assets on a predetermined percentage basis	Standard	• Policy Account Value in the Guaranteed Account is not available for this program See Transfers

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Long-Term Care Acceleration Benefit Rider	Accelerates a portion of the death benefit for qualified long-term care services	Optional	• Must be elected together with the LTC Waiver Rider
• Actual amount of any benefit is based on expense incurred by the Insured, up to the Maximum Monthly Benefit
• Certain types of expenses may be limited to a stated percentage of the Maximum Monthly Benefit
• Subject to eligibility requirements to invoke the Rider
• Subject to an elimination period before benefits are paid
• Owner must continue to submit periodic evidence of Insured’s continued eligibility for benefits
• Nationwide restricts the Owner's ability to allocate Premiums and Policy Account Value to the Separate Account while benefits are being paid
• Rider may not cover all of the long-term care expenses incurred by the Insured during the period of coverage
Long-Term Care Waiver Benefit Rider	Provides for payment of monthly Premiums up to specified date, and then Waiver of Monthly Deductions	Optional	• Must be elected together with the LTC Acceleration Rider, and Rider is nonseverable from the LTC Acceleration Rider
• Subject to elimination period for LTC Acceleration Rider before benefits apply
• Rider may not cover all of the long-term care expenses incurred by the Insured during the period of coverage
Long-Term Care Extended Insurance Benefit Rider	Provides for periodic reimbursements of expenses incurred for qualified long-term care services	Optional	• Must be elected together with the LTC Acceleration Rider
• Rider benefit only available following full payment of the acceleration death benefit under the LTC Acceleration Rider
• Actual amount of any benefit is based on expense incurred by the Insured, up to the Maximum Monthly Benefit
• Rider may not cover all of the long-term care expenses incurred by the Insured during the period of coverage
Accelerated Death Benefit Rider	Provides a one-time terminal illness benefit payment	Optional	• Rider may be added at any time, subject to satisfactory additional Evidence of Insurability
• Amount of the accelerated death benefit payment must be at least $10,000 and cannot exceed $250,000
• A death benefit lien may apply
• Receipt of accelerated death benefits may be taxable
• Policy will terminate on any Policy Anniversary when the death benefit lien exceeds the Insurance Proceeds at death
Disability Waiver Benefit Rider	Provides for Premium payments to the Policy and waiver of Monthly Deductions in the event of the Insured’s total disability	Optional	• Insured’s total disability must begin while the Rider is in effect and continue for at least six months
• If not terminated earlier, Rider will terminate on the Policy Anniversary nearest the Insured’s Attained Age 60

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Disability Waiver of Premium Benefit Rider	Provides for Premium payments to the Policy in the event of the Insured’s total disability	Optional	• Not available if another disability waiver benefit rider is elected • Insured’s total disability must be before Attained Age 60 and continue for at least 180 days
Change of Insured Rider	Permits the Owner to change the Insured	Optional	• Subject to certain conditions and Evidence of Insurability
Children’s Term Insurance Rider	Provides term life insurance on the Insured’s children	Optional	• Insurance coverage for each insured child continues until the earliest of: (1) the first Policy Processing Day after Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; (3) the child's 25th birthday; or (4) the Policy Anniversary nearest the Insured's 65th birthday
• Rider must be elected at the time of application or upon an increase in Face Amount
• Provides a conversion right, subject to limitations
Convertible Term Life Insurance Rider	Provides term insurance on an additional insured ("other insured")	Optional	• If not terminated earlier, Rider will terminate on the Policy Anniversary nearest the other insured’s Attained Age 100 (80 in New York)
Final Policy Date Extension	Extends the Final Policy Date 20 years	Optional	• Benefit may be added only on or after the anniversary nearest the Insured’s 90th birthday
Standard Policy Charges
Charges will be deducted in connection with the Policy to compensate NLIC for (a) providing the insurance benefits set forth in the Policy; (b) administering the Policy; (c) assuming certain risks in connection with the Policy; and (d) incurring expenses in distributing the Policy. In the event that there are any profits from fees and charges deducted under the Policy, including but not limited to mortality and expense risk charges, such profits could be used to finance the distribution of contracts.
Premium Expense Charge
Prior to allocation of Net Premiums, premiums paid are reduced by a Premium Expense Charge, which consists of:
Premium Tax Charge
Various states and some of their subdivisions impose a tax on premiums received by insurance companies. A charge is deducted from each premium payment to compensate NLIC for paying state premium taxes. Premium taxes vary from state to state but range from 0% to 4.0% of each premium payment. (Kentucky imposes an additional city premium tax that applies only to first year premium. This tax varies by municipality and is no greater than 12%). A deduction of a percentage of the premium will be made from each premium payment. The applicable percentage will be based on the rate for the Insured's residence.
Percent of Premium Sales Charge
A percent of premium charge not to exceed 3% is deducted from each premium payment to partially compensate NLIC for federal taxes and the cost of selling the Policy. Currently, NLIC deducts 1.5% percent from each premium payment.
The Premium Expense Charge is a percentage of each premium payment. This means that the greater the amount and frequency of premium payments the Owner makes, the greater the amount of the Premium Expense Charge NLIC will assess.
Surrender Charges
A Surrender Charge, which consists of a Deferred Administrative Charge and a Deferred Sales Charge, is imposed if the Policy is surrendered or lapses at any time before the end of the 10th Policy Year. A portion of this Surrender Charge will be deducted if the Owner decreases the Initial Face Amount before the end of the 10th Policy Year. An Additional

Surrender Charge, which is an Additional Deferred Administrative Charge and an Additional Deferred Sales Charge, is imposed if the Policy is surrendered or lapses at any time within 10 years after the effective date of an increase in Face Amount. A portion of an Additional Surrender Charge also is deducted if the related increase of Face Amount is decreased within 10 years after such increase took effect.
These surrender charges are designed partially to compensate NLIC for the cost of administering, issuing and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of Applications for insurance, processing of the Applications, establishing Policy records and Policy issue. NLIC does not expect the surrender charges to cover all of these costs. To the extent that they do not, NLIC will cover the shortfall from its General Account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.
Deferred Administrative Charge
The Deferred Administrative Charge is as follows:
	Charge per $1,000 Face Amount
Policy Year	Issue Ages
	1-5	15	25	35-80
1-6	0	$1.00	$2.00	$ 3.00
7	0	0.80	1.60	2.40
8	0	0.60	1.20	1.80
9	0	0.40	0.80	1.20
10	0	0.20	0.40	0.60
11	0	0	0	0
For Issue Ages not shown, the charge will increase pro rata for each full year.
The actual Deferred Administrative Charge is the charge described above less the amount of any Deferred Administrative Charge previously paid at the time of a decrease in Face Amount.
Deferred Sales Charge
The Deferred Sales Charge will not exceed the maximum Deferred Sales Charge specified in the Policy. The Deferred Sales Charge equals the lesser of a or b (and less any Deferred Sales Charge previously paid at the time of any prior decrease in Face Amount), where:
a	=	27% of all premiums received during the 1st Policy Year up to the Target Premium plus 6% of all other premiums paid to the date of surrender or lapse; or
b	=	the following percentage of Target Premium:

Policy Year	% of Target Premium for the Initial Face Amount
1-6	50%
7	40%
8	30%
9	20%
10	10%
11+	0%
Additional Deferred Sales Charge
An Additional Deferred Sales Charge is associated with each increase in Face Amount. Each Additional Deferred Sales Charge is calculated in a manner similar to the Deferred Sales Charge associated with the Initial Face Amount. The Additional Deferred Sales Charge equals the lesser of a or b (and less any Additional Deferred Sales Charge for such increase previously paid at the time of any prior decrease in Face Amount), where:
a	=	27% of all premiums received for the increase up to the first Target Premium for that increase during the first 12 Policy months after the increase plus 6% of all premiums thereafter; or
b	=	the following percentage of Target Premium:

Policy Year	% of Target Premium for the Initial Face Amount
1-6	50%
7	40%
8	30%
9	20%
10	10%
11+	0%
The maximum Target Premium for any Policy is $65.76 per $1,000 of Face Amount.
Surrender Charge Upon Decrease in Face Amount
A Surrender Charge may be deducted on a decrease in Face Amount. In the event of a decrease, the Surrender Charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. If there have been no increases in Face Amount, the fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the Surrender Charge. If more than one Surrender Charge is in effect (i.e., pursuant to one or more increases in Face Amount), the Surrender Charge will be applied in the following order: (1) the most recent increase; followed by (2) the next most recent increases, successively; and (3) the Initial Face Amount. Where a decrease causes a partial reduction in an increase or in the Initial Face Amount, a proportionate share of the Surrender Charge for that increase or for the Initial Face Amount will be deducted.
Allocation of Surrender Charges
The Surrender Charge and any Additional Surrender Charge will be deducted from the Policy Account Value. For Surrender Charges resulting from Face Amount decreases, that part of any such Surrender Charge will reduce the Policy Account Value and will be allocated among the accounts based on the proportion that the value in each of the Subaccounts and the Guaranteed Account bear to the total unloaned Policy Account Value.
NLIC will waive the surrender charge of the policy if the policy owner elects to surrender it in exchange for a plan of permanent fixed life insurance subject to the following:
•	the exchange and waiver may be subject to the policy owner providing NLIC with new evidence of insurability and underwriting approval; and
•	the policy owner has not elected any of these Riders:
(1)	Disability Waiver of Premium Rider;
(2)	Disability Waiver Benefit Rider; or
(3)	any Long-term Care Benefit Rider.
NLIC may impose a new surrender charge on the policy received in the exchange.
Monthly Deductions
Charges will be deducted from the Policy Account Value on the Policy Date and on each Policy Processing Day to compensate NLIC for administrative expenses and for the insurance coverage provided by the Policy. The Monthly Deduction consists of four components – (a) the cost of insurance; (b) administrative charges; (c) insurance underwriting and expenses in connection with issuing the Policy (Initial Administrative Charge); and (d) the cost of any additional benefits provided by rider. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction may vary in amount from month to month. The Monthly Deduction is deducted from the Subaccounts and the Guaranteed Account in accordance with the allocation percentages for Monthly Deductions chosen by the Owner at the time of application, or as later changed by NLIC pursuant to the Owner's written request. If NLIC cannot make a Monthly Deduction on the basis of the allocation schedule then in effect, NLIC makes the deduction based on the proportion that the Owner's Guaranteed Account value and the value in the Owner's Subaccounts bear to the total unloaned Policy Account Value.
Cost of Insurance
Because the cost of insurance depends upon several variables, the cost for each Policy Month can vary. NLIC will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy month.

The Net Amount at Risk on any Policy Processing Day is the amount by which the Death Benefit exceeds the Policy Account Value. The Net Amount at Risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the Death Benefit option chosen, partial withdrawals, and decreases in Face Amount. The Net Amount at Risk is determined separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, the Policy Account Value is first considered part of the Initial Face Amount. If the Policy Account Value exceeds the Initial Face Amount, it is considered as part of any increases in Face Amount in the order such increases took effect.
A cost of insurance is also determined separately for the Initial Face Amount and any increases in Face Amount. In calculating the cost of insurance charge, the rate for the Premium Class on the Policy Date is applied to the Net Amount at Risk for the Initial Face Amount. For each increase in Face Amount, the rate for the Premium Class applicable to the increase is used. If, however, the Death Benefit is calculated as the Policy Account Value times the specified percentage, the rate for the Premium Class for the most recent Face Amount increase will be used for the amount of the Death Benefit in excess of the total Face Amount.
Any change in the Net Amount at Risk will affect the total cost of insurance charges paid by the Owner. NLIC expects to profit from cost of insurance charges and may use these profits for any lawful purpose including covering distribution expenses.
Cost of Insurance Rate
The cost of insurance rate is based on the Attained Age, sex, Premium Class of the Insured, and Duration. The actual monthly cost of insurance rates will be based on NLIC's expectations as to future mortality and expense experience. They will not, however, be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed maximum rates are based on the Insured's Attained Age, Sex, Premium Class, and the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Table. For Policies issued in states that require "unisex" policies (currently Montana) or in conjunction with employee benefit plans, the maximum cost of insurance charge depends only on the Insured's Age, Premium Class and the 1980 Commissioners Standard Ordinary Mortality Table NB and SB. Any change in the cost of insurance rates will apply to all persons of the same Attained Age, sex, and Premium Class and Duration.
Premium Class
The Premium Class of the Insured will affect the cost of insurance rates. NLIC uses an industry-standard method of underwriting in determining Premium Classes, which are based on the health of the Insured. NLIC currently places Insureds into one of three standard classes – preferred, nonsmoker, and smoker – or into classes with extra ratings, which reflect higher mortality risks and higher cost of insurance rates.
Initial Administrative Charge
An Initial Administrative Charge of $17.50 is deducted from Policy Account Value on the Policy Date and on each of the next 11 Policy Processing Days.
Monthly Administrative Charge
A Monthly Administrative Charge is deducted from the Policy Account Value on the Policy Date and each Policy Processing Day as part of the Monthly Deduction. Effective on the later of June 7, 2010, or the date of any required state regulatory approval, the current Monthly Administrative Charge is increased from $7.50 to $11.00, $9.50 for policies issued in New York. This charge may be increased, but in no event will it be greater than $12 per month. This charge is intended to reimburse NLIC for ordinary administrative expenses expected to be incurred, including record keeping, processing claims and certain Policy changes, preparing and mailing reports, and overhead costs.
Additional Benefit Charges
The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable rider.
Face Amount Increase Charge
If the Face Amount is increased, an increase charge may be deducted from the Policy Account Value on the effective date of such increase. This charge is currently $0.00. This charge may be increased, but in no event will it be greater than $50 plus $3.00 per $1,000 Face Amount increase. Any face amount increase charge will be deducted from the accounts based on the allocation for Monthly Deductions in effect at such time. This charge is intended to reimburse NLIC for administrative expenses in connection with the Face Amount increase, including medical exams, review of the application for the increase, underwriting decisions and processing of the application, and changing Policy records and the Policy.
Partial Withdrawal Charge
A charge of $25 will be deducted from the Policy Account Value for each partial withdrawal of Net Cash Surrender Value. This charge is intended to compensate NLIC for the administrative costs in effecting the requested payment and in making all calculations that may be required by reason of the partial withdrawal.
Transfer Charge
After 12 transfers have been made in any Policy Year, a transfer charge of $25 will be deducted for each transfer during the remainder of such Policy Year to compensate NLIC for the costs of processing such transfers.
The transfer charge will be deducted from the amount being transferred. The transfer charge will not apply to transfers resulting from Policy loans, Automatic Asset Rebalancing, Dollar Cost Averaging, the exercise of special transfer rights and the initial reallocation of account values from the Money Market Subaccount to other Subaccounts. These transfers will not count against the 12 free transfers in any Policy Year.
Mortality and Expense Risk Charge
A daily charge will be deducted from the value of the net assets of the Subaccounts to compensate NLIC for mortality and expense risks assumed in connection with the Policy. This charge currently is deducted at an annual rate of 0.65% (or a daily rate of .0017808%) of the average daily net assets of each Subaccount. This charge may be increased, but in no event will it be greater than an annual rate of 0.90% of the average daily net assets of each Subaccount. The mortality risk assumed by NLIC is that Insureds may live for a shorter time than projected and, therefore, greater death benefits than expected will be paid in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges provided in the Policy.
If the mortality and expense risk charge proves insufficient, NLIC will provide for all death benefits and expenses and any loss will be borne by NLIC. Conversely, NLIC will realize a gain from this charge to the extent all money collected from this charge is not needed to provide for benefits and expenses under the Policies.
Loan Interest Charge
Loan interest is charged in arrears on the amount of an outstanding Policy loan. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy Anniversary and will bear interest at the same rate. NLIC charges an annual interest rate of 6.00% on Policy loans.
After offsetting the 4.00% interest NLIC guarantees it will credit to the Loan Account, the maximum guaranteed net cost of loans is 2.00% (annually). Moreover:
•	after offsetting the 4.50% NLIC currently credits to the Loan Account during the first 10 Policy Years or until Attained Age 60, whichever is later, the net cost of loans is 1.50% (annually); and
•	after offsetting the 5.75% interest NLIC currently credits to the Loan Account after the 10th Policy Anniversary or Attained Age 60, whichever is later, the net cost of loans is 0.25% (annually).
Other Charges
The Separate Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. The fees and expenses for the Funds and their Portfolios are described in the Funds' prospectuses.

Distribution of Policies
Policy Pricing
During the Policy's early years, the expenses NLIC incurs in distributing and establishing the Policy exceed the deductions NLIC takes. Nevertheless, NLIC expects to make a profit over time because variable life insurance is intended to be a long-term financial investment. Accordingly, NLIC has designed the Policy with features and investment options that NLIC believes supports and encourages long-term ownership.
NLIC makes many assumptions and accounts for many economic and financial factors when establishing the Policy's fees and charges. The following is a discussion of some of the factors that are relevant to the Policy's pricing structure.
Distribution, Promotional, and Sales Expenses
Commissions to broker-dealer firms are one of the promotional and sales expenses NLIC incurs when distributing the Policy. During the first Policy Year, the maximum sales commission payable to firms will be approximately 91% of Premiums paid up to a specified amount, and 2% of Premiums paid in excess of that amount. During Policy Years 2 through 10, the maximum sales commission will not be more than 2% of Premiums paid, and after Policy Year 10, the maximum sales commission will be 0% of Premiums paid. Further, for each Premium received within 10 years following an increase in Face Amount, a commission on that Premium will be paid up to the specified amount for the increase in each year; the commission will be calculated using the commission rates for the corresponding Policy Year. Expense allowances and bonuses may also be paid, and firms may receive annual renewal compensation of up to 0.25% of the unloaned Policy Account Value. Firms may be required to return first year commission (less the deferred sales charge) if the Policy is not continued through the first Policy Year. In lieu of these premium-based commissions, NLIC may pay an equivalent asset-based commission, or a combination of the two. Individual financial professionals typically receive a portion of the commissions paid to their broker-dealer firm, depending on their particular arrangement. The amount of commissions NLIC pays depends on factors such as the amount of premium received from the broker-dealer firm and the scope of the services they provide.
In addition to commissions, NLIC may also furnish marketing and expense allowances to certain broker-dealer firms based on assessment of that firm's capabilities and demonstrated willingness to promote and market NLIC’s products. The firms determine how these allowances are spent. Consult a financial professional for additional information regarding exact compensation arrangements associated with this product.
Information on Portfolio Payments
Relationship with the Portfolios
The Portfolios incur expenses each time they sell, administer, or redeem their shares. The separate account aggregates Policy owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each Portfolio daily. The separate account (not the Policy Owners) is the Portfolio shareholder. When the separate account aggregates transactions, the Portfolio does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public. NLIC incurs these expenses instead.
NLIC also incurs the distribution costs of selling the Policy, which benefit the Portfolios by providing Policy Owners with Subaccount options that correspond to the Portfolios.
An investment advisor or subadvisor of a Portfolio or its affiliates may provide NLIC or NLIC’s affiliates with wholesaling services that assist in the distribution of the Policy and may pay NLIC or NLIC‘s affiliates to participate in educational and/or marketing activities. These activities may provide the advisor or subadvisor (or their affiliates) with increased exposure to persons involved in the distribution of the Policy.
Types of Payments NLIC Receives
In light of the above, the Portfolios or their affiliates make certain payments to NLIC or NLIC’s affiliates (the "payments"). The amount of these payments is typically based on a percentage of assets invested in the Portfolios attributable to the policies and other variable policies NLIC and NLIC’s affiliates issue, but in some cases may involve a flat fee. These payments are made for various purposes, including payments for the services provided and expenses incurred by NLIC in promoting, marketing and administering the contracts and underlying funds. NLIC may realize a profit on the payments received.
NLIC or NLIC‘s affiliates receive the following types of payments:
•	Portfolio 12b-1 fees, which are deducted from Portfolio assets;

•	sub-transfer agent fees or fees pursuant to administrative service plans adopted by the Portfolio, which may be deducted from Portfolio assets; and
•	payments by a Portfolio's advisor or subadvisor (or its affiliates). Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from Portfolio assets and is reflected in mutual fund charges.
Furthermore, NLIC benefits from assets invested in affiliated Portfolios (i.e., Nationwide Variable Insurance Trust) because NLIC’s affiliates also receive compensation from the Portfolios for investment advisory, administrative, transfer agency, distribution, and/or other services. Thus, NLIC may receive more revenue with respect to affiliated Portfolios than unaffiliated Portfolios.
NLIC took into consideration the anticipated payments from the Portfolios when NLIC determined the charges imposed under the policies (apart from fees and expenses imposed by the Portfolios). Without these payments, NLIC would have imposed higher charges under the Policy.
Amount of Payments NLIC Receives
For the year ended December 31, 2014, the Portfolio payments NLIC and NLIC’s affiliates received from the Portfolios did not exceed 0.75% (as a percentage of the average daily net assets invested in the Portfolios) offered through this Policy or other variable policies that NLIC and NLIC’s affiliates issue. Payments from investment advisors or subadvisors to participate in educational and/or marketing activities have not been taken into account in this percentage.
Most Portfolios or their affiliates have agreed to make payments to NLIC or NLIC’s affiliates, although the applicable percentages may vary from Portfolio to Portfolio and some may not make any payments at all. Because the amount of the actual payments NLIC or NLIC’s affiliates receive depends on the assets of the Portfolios attributable to the Policy, NLIC and NLIC’s affiliates may receive higher payments from Portfolios with lower percentages (but greater assets) than from Portfolios that have higher percentages (but fewer assets).
For Policies owned by an employer sponsored retirement plan, upon a plan trustee’s request, NLIC will provide a best estimate of plan-specific, aggregate data regarding the amount Portfolio payments NLIC received in connection with the plan’s investments either for the previous calendar year or plan year, if the plan year is not the same as the calendar year.
Identification of Portfolios
NLIC may consider several criteria when identifying the Portfolios, including some or all of the following: investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses. Another factor NLIC considers during the identification process is whether the Portfolio's advisor or subadvisor is one of NLIC’s affiliates or whether the Portfolio, its advisor, its subadvisor(s), or an affiliate will make payments to NLIC or NLIC’s affiliates.
Nationwide does not recommend or endorse any particular fund and it does not provide investment advice.
There may be Portfolios with lower fees, as well as other variable policies that offer Portfolios with lower fees. Policy owners should consider all of the fees and charges of the Policy in relation to its features and benefits when making the decision to invest. Note that higher Policy and Portfolio fees and charges have a direct effect on investment performance.
Supplementary Benefits
The following riders offer other supplementary benefits. Most are subject to various age and underwriting requirements and most must be purchased when the Policy is issued. The cost of each rider is included in the Monthly Deduction. (See the Fee Table for more information concerning rider expenses.)
An Owner's agent can help determine whether any of the riders are suitable. For example, an Owner should consider a number of factors when deciding whether to purchase coverage under the base Policy only or in combination with the Other Insured Convertible Term Life Insurance rider. Even though the death benefit coverage may be the same (regardless of whether an Owner purchases coverage under the Policy only or in combination with this rider), there may be important cost differences between the Policy and the rider. The most important factors that will affect an Owner's decision are: (a) the amount of premiums an Owner pays; (b) the cost of insurance charges under the Policy and under the rider; (c) the investment performance of the Subaccounts in which an Owner allocates premiums; (d) an Owner's level of risk tolerance; and (e) the length of time an Owner plans to hold the Policy. Owners should carefully evaluate all of these factors and discuss all of these options with their agents. For more information on electing a rider, contact the Service Center for personalized illustrations that show different combinations of the Policy with various riders. These riders may not be available in all states. Please contact the Service Center for further details.

NLIC currently offers the following riders under the Policy:
•	Accelerated Death Benefit;
•	Disability Waiver Benefit;
•	Disability Waiver of Premium Benefit;
•	Change of Insured;
•	Children's Term;
•	Long-Term Care Benefit, which includes:
❍	Long-Term Care Acceleration Benefit;
❍	Long-Term Care Waiver Benefit; and
❍	Long-Term Care Extended Insurance Benefit;
•	Other Insured Convertible Term Life Insurance; and
•	Final Policy Date Extension.
Long-Term Care Benefit Riders
Nationwide offers the following three Long-Term Care Benefit Riders:
(1)	Long-Term Care Acceleration Benefit Rider ("LTC Acceleration Rider")
(2)	Long-Term Care Waiver Benefit Rider ("LTC Waiver Rider")
(3)	Long-Term Care Extended Insurance Benefit Rider ("LTC Extended Rider")
If the Owner elects to add the LTC Acceleration Rider to the Policy, the LTC Waiver Rider must also be added, while the Owner may also add the LTC Extended Rider. The Owner cannot elect to add either the LTC Waiver Rider or the LTC Extended Rider alone.
The Riders have conditions that may affect other rights and benefits under the Policy. For example, Nationwide restricts the Owner's ability to allocate Premiums and Policy Account Value to the Separate Account while benefits are being paid. In addition, each Rider imposes a separate monthly charge that will be deducted from the Policy Account Value as part of the Monthly Deduction.
Owners residing in states that have approved the Long-Term Care Benefit Riders may generally elect to add them to their Policy at any time, subject to Nationwide receiving satisfactory additional Evidence of Insurability and increasing the Face Amount. The Long-Term Care Benefit Riders may not be available in all states and the terms under which they are available may vary from state to state.
These Riders may not cover all of the long-term care expenses incurred by the Insured during the period of coverage. Each Rider contains specific details that the Owner should review before adding the Rider to your Policy. Consult a tax advisor before adding the LTC Acceleration Rider or the LTC Extended Rider to the Policy.
Long-Term Care Acceleration Benefit Rider
Operation of the Long-Term Care Acceleration Benefit Rider. The LTC Acceleration Rider provides for periodic payments to the Owner of a portion of the death benefit if the Insured becomes chronically ill so that the Insured:
(1)	is unable to perform at least two activities of daily living without substantial human assistance for a period of at least 90 days due to a loss of functional capacity; or
(2)	requires substantial supervision to protect the Insured from threats to health and safety due to his or her own severe cognitive impairment.
Benefits under this Rider will not begin until Nationwide receives proof that the Insured is chronically ill and 90 calendar days have elapsed since receiving "qualified long-term care service" as defined in the Rider, while the Policy was in force (the "elimination period"). The Owner must continue to submit periodic evidence of the Insured's continued eligibility for Rider benefits.
Nationwide determines a maximum amount of death benefit that it will pay for each month of qualification. This amount, called the "Maximum Monthly Benefit," is the acceleration death benefit, as defined in the Rider, divided by the minimum months of acceleration benefits stated in the Policy schedule. The actual amount of any benefit is based on the expense incurred by the Insured, up to the Maximum Monthly Benefit, for qualified long-term care service in a calendar month. Certain types of expenses may be limited to a stated percentage of the Maximum Monthly Benefit. Expenses incurred during the elimination period, however, are excluded from any determination of a benefit.
Each benefit payment reduces the remaining death benefit under the Policy, and causes a proportionate reduction in Face Amount, Policy Account Value, and surrender charge. If the Owner has a Policy loan, Nationwide will use a portion of each benefit to repay Indebtedness. Nationwide will recalculate the Maximum Monthly Benefit if the Owner makes a partial withdrawal of Policy Account Value, and for other events described in the Rider.
Example:
Assume the policy’s Face Amount is $500,000 and the percentage elected is 2% and there is no Indebtedness
If the invocation requirements are satisfied and the 90-day elimination period has been satisfied, the Policy Owner can be reimbursed up to a monthly benefit of 2% of the Face Amount ($10,000).The monthly benefit will be paid until either the Insured no longer meets the eligibility requirements or the entire $500,000 has been paid.
Restrictions on Other Rights and Benefits. Before Nationwide begins paying any benefits, all Policy Account Value will be transferred from the Separate Account to the Guaranteed Account. In addition, the Owner will not be permitted to transfer Policy Account Value or allocate any additional Premiums to the Separate Account while Rider benefits are being paid. Participation in any of the automatic investment plans (such as dollar cost averaging) will also be suspended during this period. If the death benefit on the Policy is Option B, Nationwide will change it to Option A.
If the Insured no longer qualifies for Rider benefits, is not chronically ill, and the Policy remains in force, the Owner will be permitted to allocate new Premiums or transfer existing Policy Account Value to the Separate Account, and to change the death benefit option. Nationwide will waive restrictions on transfers from the Guaranteed Account to the Separate Account in connection with such transfers.
Charges for the Rider. The LTC Acceleration Rider imposes a monthly charge on the net amount at risk under the Policy. This charge is at a rate that varies based on the Attained Age and sex of the Insured, and increases annually as the Insured ages. Nationwide may increase the rates for this charge on a class basis. Once Nationwide begins to pay benefits, the LTC Acceleration Rider waives this charge until the Insured no longer qualifies for Rider benefits and is not chronically ill.
Termination of the Rider. The Rider will terminate when the acceleration death benefit is zero, the Policy terminates, or the Owner requests to terminate the Rider.
Long-Term Care Waiver Benefit Rider
Operation of the Long-Term Care Waiver Benefit Rider. After the elimination period noted above, the LTC Waiver Rider provides for the payment of monthly Premiums (equal on an annual basis to the minimum annual premium specified on the Policy schedule) up to the date specified in the Policy schedule, and the waiver of Monthly Deductions after that date. This Rider also provides a residual death benefit. The LTC Waiver Rider is nonseverable from the LTC Acceleration Rider.
Example (Monthly Waiver Benefits):
Assume the following:
• Face Amount = $50,000
• Policy is on the first day of the fifth Policy Year
• Minimum Annual Premium = $120
• Minimum Premium end date is the beginning of the sixth Policy Year
• Total Monthly Deductions in the sixth Policy Year = $17
While on Long-Term Care Claim, the Long-Term Care Waiver Benefit Rider provides the following until the Minimum Premium end date
• Waiver of Premium Benefits pays monthly benefits of (Minimum Annual Premium / 12 = $120 / 12 = $10) up to the Minimum Premium end date

Example (Monthly Waiver Benefits):
While on Long-Term Care Claim, the Long-Term Care Waiver Benefit Rider provides the following after the Minimum Premium end date
• Waiver of Monthly Deductions waives the Monthly Deductions ($17 starting in the sixth Policy Year)

Example (Residual Death Benefit):
Assume the following:
• No loans or any overdue monthly deductions
• No policy changes were made
• Initial Face Amount = $500,000
• Long-Term Care Benefits Paid = $480,000
• Acceleration Death Benefit = (Initial Face Amount – Long-Term Care Benefits Paid) = $500,000 - $480,000 = $20,000
• Residual Death Benefit = $50,000
• Residual Death Benefit Proceeds = Residual Death Benefit – Acceleration Death Benefit = $50,000 - $20,000 = $30,000
• Death Benefit Proceeds = Acceleration Death Benefit + Residual Death Benefit Proceeds = $20,000 + 30,000 = $50,000
Charges for the Rider. The LTC Waiver Rider imposes a monthly charge on the net amount at risk under the Policy. This charge is at a rate that varies based on the Attained Age and sex of the Insured, and increases annually as the Insured ages.
Termination of the Rider. The LTC Waiver Rider will terminate when the Policy terminates (other than as a result of the complete payment of the death benefit through acceleration payments under the LTC Acceleration Rider), the LTC Acceleration Rider terminates (other than as a result of the complete payment of the death benefit through acceleration payments), or on the Policy Anniversary when the Insured's Attained Age is 100.
Long-Term Care Extended Insurance Benefit Rider
Operation of the Long-Term Care Extended Insurance Benefit Rider. Following the full payment of the acceleration death benefit provided under the LTC Acceleration Rider, the LTC Extended Rider provides for periodic reimbursements of expenses incurred for qualified long-term care services, as defined in the Rider. There is no new elimination period under this Rider if benefits are continuous. The Owner must continue to submit periodic evidence of the Insured's eligibility for Rider benefits.
Nationwide determines a maximum amount of benefit that will be paid for each month of qualification. This amount, called the "Maximum Monthly Benefit" is the Rider coverage amount divided by the minimum months of acceleration benefits shown on the Policy schedule. The actual amount of any benefit is based on the expense incurred by the Insured, up to the Maximum Monthly Benefit, for qualified long-term care service in a calendar month. Certain types of expenses may be limited to a stated percentage of the Maximum Monthly Benefit. The LTC Extended Rider also offers an optional nonforfeiture benefit and an optional inflation benefit.
Example (Inflation Adjustment Elected):
Assume the following:
• Face Amount is $500,000
• Minimum Months of Acceleration Benefit = 50
• Inflation Adjustment was elected
• Policy is in year 10

Example (Inflation Adjustment Elected):
If the invocation requirements are satisfied and the Long-Term Care Acceleration Benefits have been depleted, the Policy Owner can be reimbursed through the Long-Term Care Extended Insurance Benefit Rider. The Maximum Monthly Benefit that the reimbursements can be up to are detailed below.
• Inflation Adjustment Factor = 1.05 ^ (Policy Year – 1) = 1.05 ^ (9) = 1.551328
• Lifetime Benefit Limit = Face Amount x Inflation Adjustment Factor = $500,000 x 1.551328 = $775,664
• Maximum Monthly Benefit = Lifetime Benefit Limit / Minimum Months of Acceleration Benefit = $775,664 / 50 = $15,513.28

Example (Inflation Adjustment NOT Elected):
Assume the following:
• Face Amount is $500,000
• Minimum Months of Acceleration Benefit = 50
• Inflation Adjustment was not elected
• Policy is in year 10
If the invocation requirements are satisfied and the Long-Term Care Acceleration Benefits have been depleted, the Policy Owner can be reimbursed through the Long-Term Care Extended Insurance Benefit Rider. The Maximum Monthly Benefit that the reimbursements can be up to are detailed below.
• Inflation Adjustment Factor = 1.00 ^ (Policy Year – 1) = 1.05 ^ (9) = 1.00
• Lifetime Benefit Limit = Face Amount x Inflation Adjustment Factor = $500,000 x 1.00 = $500,000
• Maximum Monthly Benefit = Lifetime Benefit Limit / Minimum Months of Acceleration Benefit = $500,000 / 50 = $10,000.00
Charges for the Rider. The LTC Extended Rider imposes a monthly charge on the coverage amount of the Rider. This charge is level for the duration of the Rider and based on the Issue Age of the Insured when the Rider is issued. If the Owner increases the Rider coverage amount, a new charge based on the Issue Age of the Insured at that time will apply to the increase. Nationwide may increase the rates for this charge on a class basis. Once Nationwide begins to pay benefits under the LTC Acceleration Rider, this charge is waived until the Insured no longer qualifies for benefits under the LTC Acceleration Rider or the LTC Extended Rider and is not chronically ill.
Termination of the Rider. The LTC Extended Rider will terminate when benefits under the Rider have been fully paid, when the Policy terminates (other than as a result of the complete payment of the death benefit through acceleration payments under the LTC Acceleration Rider), the LTC Acceleration Rider terminates (other than as a result of the complete payment of the death benefit through acceleration payments), or the Owner requests to terminate the Rider.
Accelerated Death Benefit Rider
Owners residing in states that have approved the Accelerated Death Benefit Rider (the "ADB Rider") may generally choose to add it to the Policy at any time subject to Nationwide has receiving satisfactory additional Evidence of Insurability. The terms of the ADB Rider may vary from state to state.
Generally, the ADB Rider allows the Owner to receive an accelerated payment of part of the Policy's death benefit generally when the Insured develops a non-correctable medical condition that is expected to result in his or her death within 12 months. For Policies issued before November 13, 2001, or the date state approval is obtained, if later, accelerated payments also may be permitted if the Insured has been confined to a nursing care facility (as defined in the ADB Rider) for at least 180 consecutive days and is expected to remain in such a facility for the remainder of his or her life. There are no restrictions on the use of the benefit.

There is no additional charge for this Rider but there is a charge if it is invoked. An administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit amount at the time it is paid. Additionally, since the benefit is made in the form of a Policy loan, interest is payable on the outstanding Policy loan and on the Death Benefit lien.
Tax Consequences of the ADB Rider. The federal income tax consequences associated with adding the ADB Rider or receiving the accelerated death benefit are uncertain. Consult a tax advisor before adding the ADB Rider to the Policy or requesting an accelerated death benefit.
Amount of the Accelerated Death Benefit. The ADB Rider provides for a minimum accelerated death benefit payment of $10,000 and a maximum benefit payment equal to 75% of the eligible death benefit less 25% of any Indebtedness. The ADB Rider also restricts the total of the accelerated death benefits paid from all life insurance policies issued to Owners by Nationwide and its affiliates to $250,000. Nationwide may increase this $250,000 maximum to reflect inflation.
Eligible death benefit means: The Insurance Proceeds payable under the Policy if the Insured died at the time Nationwide approves a claim for an accelerated death benefit, minus:
(1)	any Premium refund payable at death if the Insured died at that time; and
(2)	any insurance payable under the terms of any other Rider.

Example:
Assume the following:
• The Policy’s Death Benefit is $100,000 • The Requested Percentage of the Face Amount is 50%. • The guaranteed administrative charge is $250.
Using the above assumptions, the Accelerated Death Benefit (ADB) would be calculated.
ADB	=	[50% x $100,000] – $250
ADB	=	[$50,000] – $250
ADB	=	$49,750
An Owner may submit Written Notice to request the accelerated death benefit. The Owner may only request the accelerated death benefit once, except additional accelerated death benefits may be requested to pay Premiums and Policy loan interest. The Owner may elect to receive the accelerated death benefit as a lump sum or in 12 or 24 equal monthly installments. If installments are elected and the Insured dies before all of the payments have been made, the present value (at the time of the Insured's death) of the remaining payments and the remaining Insurance Proceeds at death under the Policy will be paid to the Beneficiary in a lump sum.
Conditions for Receipt of the Accelerated Death Benefit. To receive an accelerated death benefit payment, the Policy must be in force and the Owner must submit Written Notice, "due proof of eligibility," and a completed claim form to the Service Center. Due proof of eligibility means a written certification (described more fully in the ADB Rider) in a form acceptable to Nationwide from a treating physician (as defined in the ADB Rider) stating that the Insured has a terminal illness or, in certain states only, is expected to be permanently confined to a nursing care facility.
Nationwide may request additional medical information from the Insured's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the accelerated death benefit. Nationwide will not approve a claim for an accelerated death benefit payment if:
(1)	the Policy is assigned in whole or in part;
(2)	if the terminal illness (or, in certain states only, the permanent confinement to a nursing care facility) is the result of intentionally self-inflicted injury; or
(3)	if the Owner is required to elect the payment in order to meet the claims of creditors or to obtain a government benefit.
Operation of the ADB Rider. The accelerated death benefit is made in the form of a Policy loan up to the amount of the maximum loan available under the Policy at the time the claim is approved, resulting in a Policy loan being made in the amount of the requested benefit. This Policy loan operates as would any loan under the Policy.

To the extent that the amount of the requested accelerated death benefit exceeds the maximum available loan amount, the benefit will be advanced to the Owner and a lien will be placed on the death benefit payable under the Policy (the "death benefit lien") in the amount of this excess. Interest will accrue daily, at a rate determined as described in the ADB Rider, on the amount of this lien, and upon the death of the Insured the amount of the lien and accrued interest thereon will be subtracted from the amount of Insurance Proceeds payable at death.
Effect on Existing Policy. The Insurance Proceeds otherwise payable at the time of an Insured's death will be reduced by the amount of any death benefit lien and accrued interest thereon. In addition, if the Owner makes a request for a Surrender, a Policy loan, or a partial withdrawal, the Net Cash Surrender Value and Loan Account value will be reduced by the amount of any outstanding death benefit lien plus accrued interest. Therefore, depending upon the size of the death benefit lien, this may result in the Net Cash Surrender Value and the Loan Account value being reduced to zero.
Premiums and Policy loan interest must be paid when due. However, if requested with the accelerated death benefit claim, future periodic planned Premiums and Policy loan interest may be paid automatically through additional accelerated death benefits.
In addition to a Lapse under the applicable provisions of the Policy, the Policy will also terminate on any Policy Anniversary when the death benefit lien exceeds the Insurance Proceeds at death.
Termination of the ADB Rider. The ADB Rider will terminate on the earliest of: (1) Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) the Policy Anniversary when the Insurance Proceeds payable at death on such Policy Anniversary is less than or equal to zero.
Other Riders
In addition to the ADB Rider and Long-Term Care Benefit Riders, the following riders offer other supplementary benefits. Most are subject to various age and underwriting requirements and, unless otherwise indicated, must be purchased when the Policy is issued. The cost of each rider is included in the Monthly Deduction.
•	Disability Waiver Benefit: This Rider provides that in the event of the Insured's total disability (as defined in the Rider), which begins while the Rider is in effect and which continues for at least six months, Nationwide will apply a Premium payment to the Policy on each Policy Processing Day during the first two Policy Years while the Insured is totally disabled (the amount of the payment will be based on the minimum annual premium). Nationwide will also waive all Monthly Deductions due after the commencement of and during the continuance of the total disability after the first two Policy Years. This Rider terminates on the earliest of: (1) the first Policy Processing Day after Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) the Policy Anniversary nearest the Insured's Attained Age 60 (except for benefits for a disability which began before that Policy Anniversary).

Example:
Assume the following:
• the Disability Waiver Benefit Rider is elected,
• the Insured has been totally disabled for six consecutive months,
• at the time of disability, the Insured’s Attained Age was 57,
• the policy is on policy year 5’s anniversary,
• the Minimum Annual Premium is $600, and
• the projected year 7 Monthly Deduction is $35
Waiver of Premium Benefits provided by the Rider are:
The Rider will pay $50 (Minimum Annual Premium ($600) / 12, on a monthly basis until policy year 7.
Waiver of Monthly Deduction Benefits provided by the Rider are:
Starting in year policy 7 and continuing thereafter, the Monthly Deductions (estimated to be $35) will be waived until the Insured is no longer disabled, or until the Disability Waiver Benefit Rider is terminated.
•	Disability Waiver of Premium Benefit: This Rider provides that, in the event of the Insured's total disability before Attained Age 60 and continuing for at least 180 days, Nationwide will apply a Premium payment to the Policy on each Policy Processing Day prior to Insured's Attained Age 65 and while the Insured remains totally disabled. At the time of application, the Owner selects a monthly benefit amount. This amount is generally intended to reflect the amount of the Premiums expected to be paid monthly. In the event of the Insured's total disability, the amount of the Premium payment applied on each Policy Processing Day will be the lesser of: (a) the monthly benefit amount; or (b) the monthly average of the Premium payments less partial withdrawals for the Policy since its Policy Date. This Rider and another disability waiver benefit Rider cannot be elected in the same Policy.

Example:
Assume:
• the Disability Waiver of Premium Benefit Rider Monthly Benefit Amount is $700,
• the Insured has been totally disabled for six consecutive months,
• at the time of disability, the Policy was at the end of the 7th year and the Insured’s Attained Age was 59, and
• the Premiums paid over the life of the policy totaled $42,000.
Since the average monthly Premium paid over the 84 months (7 Years x 12 months) prior to the disability was $500 ($42,000 divided by 84), a monthly credit of $500 will be applied to the policy until the Insured ‘s Attained Age reaches 65, or until the Insured is no longer disabled, if sooner.
•	Change of Insured: This Rider permits the Owner to change the Insured, subject to certain conditions and Evidence of Insurability. The Policy's Face Amount will remain the same, and the Monthly Deduction for the cost of insurance and any other benefits provided by Rider will be adjusted for the Attained Age and Premium Class of the new Insured as of the effective date of the change. As the change of an Insured is generally a taxable event, consult a tax advisor before making such a change.

Example:
Assume the new Insured is eligible to be insured by this Rider, the monthly deductions will reflect the new Insured’s Attained Age, rate type and rate classification. The Death Benefit proceeds will be paid out after the new Insured’s death.
•	Children's Term Insurance: This Rider provides level term insurance on each of the Insured's dependent children, until the earliest of: (1) the first Policy Processing Day after Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; (3) the child's 25th birthday; or (4) the Policy Anniversary nearest the Insured's 65th birthday. Upon expiration of the term insurance on the life of a child and subject to certain conditions, it may be converted without Evidence of Insurability to a whole life policy providing a level Face Amount of insurance and a level premium. The Face Amount of the new policy may be up to five times the amount of the term insurance in force on the expiration date. The Rider is issued to provide between $5,000 and $15,000 of term insurance on each insured child. Each insured child under this Rider will have the same amount of insurance. This Rider must be selected at the time of application for the Policy or upon an increase in Face Amount.

Example:
Assume the Children’s Term Insurance Rider Face Amount is $15,000 and the Insured has two children that meet the definition of Insured Child and the Rider is in force. If one of the children dies, $15,000 will be paid to the named Beneficiary. The Rider would continue to remain in effect as long as the second child meets the definition of Insured Child. Upon the death of the second Insured Child, an additional $15,000 would be paid to the named Beneficiary as long as coverage under the Rider has not otherwise terminated.
•	Convertible Term Life Insurance: This Rider provides term insurance on an additional insured ("other insured"). This Rider will terminate on the earliest of: (1) Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) the Policy Anniversary nearest the other insured's Attained Age 100 (80 in New York). If the Policy is extended by the Final Policy Date Extension Rider, this Rider will terminate on the original Final Policy Date. This Rider and the Guaranteed Minimum Death Benefit Rider may not be issued on the same Policy.

Example:
Assume wife (the Insured) purchased a policy and elected the Other Insured Convertible Term Life Insurance Rider with a Face Amount of $50,000 and named husband as the Other Insured. Both the Insured and Other Insured met the age requirements for the Rider at the time of election. If Other Insured dies prior to reaching Attained Age 70 and the Rider has not otherwise terminated, a death benefit in the amount of $50,000 is payable to the designated Beneficiary.
•	Final Policy Date Extension: This Rider extends the Final Policy Date 20 years past the original Final Policy Date. This benefit may be added only on or after the anniversary nearest the Insured's 90th birthday. There is no additional charge for this benefit. The death benefit after the original Final Policy Date will be the Policy Account Value. All other Riders in effect on the original Final Policy Date will terminate on the original Final Policy Date. Consult a tax advisor before adding this benefit and/or continuing the Policy beyond the Insured's Attained Age 100 because doing so may have tax consequences.

Example:
• The Final Policy Date Extension Rider is In Force.
• The Policy reaches the Final Policy Date;
• Face Amount = $100,000
• Policy Account Value = $65,000
• The Final Policy Date Extension Rider allows the policy owner to extend coverage under the policy for an additional 20 years. The Death Benefit under the policy will be set equal to the Policy Account Value ($65,000) and will continue until the death of the insured or for 20 years.
Federal Income Tax Considerations
The tax treatment of life insurance policies under the Internal Revenue Code ("Code") is complex and depends on the policy owner's particular circumstances. The policy owner should seek competent tax advice regarding the tax treatment of the policy given their situation. The following discussion provides a general overview of the Code's provisions relating to certain common life insurance policy transactions. It does not cover state, local, or other taxes. Some of the items discussed below may not be applicable to the life insurance policy described herein. It is not and cannot be comprehensive, and it cannot replace personalized advice provided by a competent tax professional.
Types of Taxes
Federal Income Tax
Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless specifically excluded. Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable. These expenditures are called deductions. While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.
Federal Transfer Tax
In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of property made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person's death (the federal estate tax).
The federal gift tax is imposed on the value of the property (including cash) transferred by gift. Each donor is allowed to exclude an amount per recipient from the value of present interest gifts. An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor's spouse as well as for certain amounts that pass to the decedent’s surviving spouse.

The Tax Cuts and Jobs Act (the "Act") of 2017, doubled the basic estate and gift tax exclusion amount from $5 million to $10 million for estates of persons dying and gifts occurring after December 31, 2017. The exclusion amount is adjusted annually for inflation.
If the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The GSTT is imposed at a flat rate equal to the maximum estate tax rate of 40% subject to any applicable exemptions.
Buying the Policy
Federal Income Tax
Generally, the Code treats life insurance premiums as a nondeductible expense for income tax purposes.
Federal Transfer Tax
Generally, the Code treats the payment of premiums on a life insurance policy as a gift when the premium payment benefits someone else (such as when premium payments are paid by someone other than the policy owner). Gifts are not generally included in the recipient's taxable income. If the policy owner (whether or not they are the insured) transfers ownership of the policy to another person, the transfer may be subject to a federal gift, estate and income tax.
Investment Gain in the Policy
The income tax treatment of increases in the policy's cash value depends on whether the policy is "life insurance" under the Code. If the policy meets the statutory definition of life insurance, then the increase in the policy's cash value is not included in the policy owner's taxable income for federal income tax purposes unless it is distributed to the policy owner before the death of the insured.
To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code. Nationwide believes the policy meets the statutory requirements of Code Section 7702 and will monitor the policy’s compliance with Section 7702, and take whatever steps are necessary to stay in compliance.
Diversification and Investor Control
In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified. Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. If the failure to diversify is not corrected, the income and gain in the policy would be currently taxed as ordinary income for federal income tax purposes.
Nationwide will also monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, take appropriate action to remain in compliance.
For a variable life policy to receive favorable tax treatment, the life insurance company must be considered the owner of the separate account assets supporting the investment options within the policy. If the policy owner is considered to exercise investment control over the separate account assets, the policy owner will be treated as the owner of those assets and not the insurance company. As a result, the increase in the cash value attributed to the separate account assets will be taxed currently to the policyholder as ordinary income. The IRS has issued guidance that the number of underlying investment options available or the number of transfer opportunities available under a variable insurance product may be relevant in determining whether the variable policyowner will be considered the owner of the separate account assets. Revenue Ruling 2003-91 provided that if the number of underlying investment options available in a variable insurance product does not exceed 20, the number of underlying investment options alone would not cause the policy to not qualify for favorable tax treatment. The IRS has also indicated that exceeding 20 underlying investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the policy, when determining whether the policy qualifies for favorable tax treatment. Should the Treasury Secretary issue additional rules or regulations that would limit the number of underlying investment options, the transfers between underlying investment options, the exchanges of underlying investment options or the manner in which you can direct the investments in an investment option such that the policy would no longer qualify as life insurance under Section 7702 of the Code, then Nationwide will take whatever steps are available to remain in compliance.
Based on the above, we believe that the policy qualifies as life insurance for federal income tax purposes.

Periodic Withdrawals, Non-Periodic Withdrawals and Loans
The tax treatment described in this section applies to withdrawals and loans, premiums Nationwide accepts but then returns in order to meet the Code's definition of life insurance, and amounts used to pay the premium on any rider to the policy.
The income tax treatment of cash distributions and loans from the policy depends on whether the policy is also considered a modified endowment contract under the Code. Generally, the income tax consequences of owning a life insurance policy that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance policy that is a modified endowment contract.
Depending on the policy owner's circumstances, the use of the cash value of the policy to pay for the cost of any rider to the base life policy, could be treated as a distribution, and would be subject to the rules described below. Policy owners should seek competent tax advice regarding the tax treatment of the addition of any rider to the policy taking into account the policy owner's individual facts and circumstances.
A Life Insurance Policy that is a Modified Endowment Contract
The policies offered by this prospectus may or may not be issued as modified endowment contracts. If a policy is issued as a modified endowment contract, it will always be a modified endowment contract. A policy that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the policy, such as payment of additional premiums.
Section 7702A of the Code defines a modified endowment contract as a life insurance policy where the total premiums paid at any time during the first 7 contract years exceeds the seven pay premium, which is the sum of the level annual premiums that would have been paid at that time if the policy provided for paid up benefits after the payment of 7 level annual premiums. Under certain conditions, a policy may become a modified endowment contract, may become subject to a new 7-year testing period or may be subject to retesting because of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.
The Code provides special rules for the taxation of partial surrenders, loans, collateral assignments, and other pre-death distributions from modified endowment contracts. Under these special rules, such transactions are treated first as a distribution of gain to the extent that the cash value of the policy exceeds the Investment in the Contract (generally, the net premiums paid for the policy). In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless an exception to the 10% penalty applies.
All modified endowment contracts issued to the same owner by the same company during a single calendar year are required to be aggregated and treated as a single policy for purposes of determining the amount that is includible in income when a distribution occurs.
A Life Insurance Policy that is NOT a Modified Endowment Contract
If the policy is not issued as a modified endowment contract, Nationwide will monitor the policy and advise the policy owner if the payment of a premium, or other transaction, may cause the policy to become a modified endowment contract. It is only with the policy owner's written authorization that Nationwide will permit the policy to become a modified endowment contract. Otherwise, Nationwide will reject the requested action or refund any premium paid that exceeds the modified endowment limits.
Distributions from a life insurance policy that is not a modified endowment contract is generally treated as being first a return of nontaxable premiums paid or Investment in the Contract, and then taxable income after full recovery of the Investment in the Contract. Distributions not in excess of Investment in the Contract will reduce the owner's Investment in the Contract.
However, in certain circumstances a distribution from a policy that is not a modified endowment contract may not be treated as being first a return of non-taxable Investment in the Contract as previously described. During the first 15 years after a policy is issued, a cash distribution is made because of or in anticipation of a reduction in the face amount of the death benefit, then the cash distribution may be fully or partially taxable to the policy owner. The policy owner should consult a competent tax advisor to carefully consider this potential tax consequence and seek further information before requesting any changes in the terms of the policy.

In general, interest paid on a policy loan will not be deductible. In addition, unlike a modified endowment contract, a loan from a life insurance policy that is not a modified endowment contract is not taxable when made, although it can be treated as a distribution if it is forgiven during the owner's lifetime. Distributions from policies that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.
Surrender, Lapse, Maturity
A full surrender, cancellation of the policy by lapse, or the maturity of the policy on its maturity date may have adverse income tax consequences. If the amount received (or is deemed received upon maturity) plus total policy indebtedness exceeds the Investment in the Contract, then the excess generally will be treated as taxable ordinary income, regardless of whether the policy is a modified endowment contract. In certain circumstances, for example when the policy indebtedness is very large, the amount of tax could exceed the amount distributed to the policy owner at surrender.
The purpose of the maturity date extension feature is to permit the policy to continue to be treated as life insurance for tax purposes. Although Nationwide believes that the extension provision will cause the policy to continue to be treated as life insurance after the initially scheduled maturity date, that result is not certain due to a lack of guidance on the issue. The policy owner should consult with a qualified tax advisor regarding the possible adverse tax consequences that could result from an extension of the scheduled maturity date.
Additional Medicare Tax
Section 1411 of the Code imposes a surtax of 3.8% on certain net investment income received by individuals and certain trusts and estates. The surtax is imposed on the lesser of (a) net investment income or (b) the excess of the modified adjusted gross income over a threshold amount. For individuals, the threshold amount is $250,000 (married filing jointly); $125,000 (married filing separately); or $200,000 (other individuals). The threshold for an estate or trust is $7,500.
Modified adjusted gross income is equal to adjusted gross income with several modifications; the policy owner should consult with a tax advisor regarding how to determine the policy owner’s modified adjusted gross income for purposes of determining the applicability of the surtax.
Net investment income includes, but is not limited to, interest, dividends, capital gains, rent and royalty income, and income from nonqualified annuities; and may include taxable gains from the sale or surrender of a life insurance policy.
Sale of a Life Insurance Policy
If a life insurance policy is transferred or sold it may be taxable to the extent of the gain in the policy and, all or a portion of the gain will be treated as ordinary income. For purposes of calculating gain on the sale of a life insurance policy, the owner’s investment in the contract is not reduced for previously imposed cost of insurance (COI) charges.
Under the transfer for value rule, the sale of the policy may result in a portion of the death benefit proceeds being taxable income when paid to the beneficiary. However, exceptions to the transfer for value rule will preclude taxation of the death benefit proceeds if the transfer of the policy is to the insured under the policy, a partner of the insured, a partnership of which the insured is a partner, or to a corporation in which the insured is a shareholder or officer.
However, the exceptions to the transfer for value rule noted above are not available if the life insurance policy was transferred in a reportable policy sale. Therefore, in a reportable policy sale some portion of the death benefit proceeds will be taxable.
Special tax reporting requirements apply to the sale of a life insurance policy in a reportable policy sale or the transfer of a life insurance policy to a foreign person. Under these reporting requirements the buyer of a life insurance policy in a reportable policy sale must report the amount of the sales proceeds to the IRS and to the insurance company that issued the policy. Upon receipt of 1) notice of sale from the buyer or 2) any notice of a transfer of a life insurance policy to a foreign person, the insurance company is then required to report information related to the life insurance policy to the IRS. A policy owner contemplating the transfer or sale of the policy should consult a qualified tax advisor.
Exchanging the Policy for Another Life Insurance Policy
Generally, policy owners will be taxed on amounts received in excess of the investment in the contract when the policy is surrendered in full. However, if the policy is exchanged for another life insurance policy, endowment contract, or annuity contract, the policy owner will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035. To satisfy Section 1035, the insured named in the policy must be the insured under the new policy.

If the policy or contract is subject to a policy indebtedness that is discharged as part of the exchange transaction, the discharge of the indebtedness may be taxable. Policy owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.
Federal Income Taxation of Death Benefits
Death of Insured
Under Section 101 of the Code, the death benefit is generally excludable from the beneficiary’s gross income by reason of the insured’s death. However, if the policy had been transferred to a new policy owner for valuable consideration (e.g., through a sale of the policy), a portion of the death benefit may be includible in the beneficiary’s gross income when it is paid (see, Sale of a Life Insurance Policy).
The payout option selected by the policy's beneficiary may affect how the payments received by the beneficiary are taxed. Under the various payout options, the amount payable to the beneficiary may include earnings on the death benefit, which will be taxable as ordinary income. For example, if the beneficiary elects to receive interest only, then the entire amount of the interest payment will be taxable to the beneficiary; if a periodic payment (whether for a fixed period or for life) is selected, then a portion of each payment will be taxable interest income, and a portion will be treated as the nontaxable payment of the death benefit. The policy's beneficiaries should consult with their tax advisors to determine the tax consequences of electing a payout option, based on their individual circumstances.
Accelerated Death Benefits
The death benefit under a life insurance policy may be distributed at a time earlier than the death of the insured, and all or a portion of the distribution may still be excludable from gross income under the Code.
Terminal Illness
The death benefit under a life insurance policy may be distributed when the insured is considered a "terminally ill individual" as that term is defined under the Internal Revenue Code. In this situation the distribution is treated as paid by reason of death of the insured and will generally be excluded from the policy owner’s gross income under Section 101 of the Code, as described above.
Chronic Illness
The chronic illness rider issued with this policy is intended to qualify under Internal Revenue Code section 101(g) that allows for the tax-free acceleration of a death benefit due to the insured being certified as chronically ill. The rider is not intended to be a qualified long-term care insurance contract under Section 7702B of the Code. The amount of the benefit paid under this chronic illness rider will be tax free up to the same per diem limitation established by the Code that applies to a qualified long-term care insurance contract. Any benefit paid in excess of the per diem limitation will be included in the policy owner's gross income. Also, the per diem limitation may be modified where multiple policies on the same insured accelerate the death benefit on account of chronic illness through either a chronic illness rider or a qualified long-term care insurance contract. Moreover, the benefit paid may not be tax free where a policy is owned in a business context. Specifically, benefits paid will not be tax free where the policy owner who is not the insured has an insurable interest in the insured because the insured is a director, officer, or employee of the policy owner or because the insured is financially interested in any trade or business carried on by the policy owner. The payment of benefits under the chronic illness rider will be reported on a Form 1099-LTC.
This discussion is not meant to be all inclusive. Due to the complexity of these rules, and because they are affected by the policy owner’s facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Critical Illness
The critical illness rider issued with this policy will pay an accelerated death benefit if the insured is diagnosed with an illness that is covered under this rider such as a heart attack, stroke, etc. Generally, benefits paid under a critical illness rider may be taxable depending on whether the cost paid for a rider are tax deductible to the policy owner. For example, where the cost paid for the rider are nondeductible after tax contributions, then the benefits paid are generally tax free. Nationwide expects the benefits paid under the rider will generally be excludible from gross income under Internal Revenue Code section 104(a)(3). However, the benefits may not qualify for this exclusion with certain third-party ownership arrangements.

This discussion is not meant to be all inclusive. Due to the complexity of these rules, and because they are affected by the policy owner’s facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Long-Term Care
A long-term care rider issued with a life insurance policy or one that is subsequently added to the policy may allow for acceleration of all or a portion of the death benefit upon the insured being certified as a "chronically ill individual" as that term is defined under the Internal Revenue Code. If the long-term care rider meets the requirements of a qualified long-term care insurance contract as defined under Section 7702B of the Internal Revenue Code, then a distribution of all or a portion of the death benefit will generally be excluded from income under the Code. The long-term care rider issued with this life insurance policy is intended to be a qualified long-term care insurance contract under Section 7702B of the Internal Revenue Code.
The amount of the long-term care benefit that is excludable from gross income on an annual basis is limited to the greater of 1) the HIPAA per diem amount or 2) the amount of actual qualifying long-term care expenses incurred, reduced by any reimbursements received for qualifying long-term care services provided for the insured. While the long-term care rider issued with this life insurance policy may or may not pay a long-term care benefit that is limited to the HIPAA per diem amount, Nationwide cannot guarantee that the long-term care benefit will be treated as tax free. If multiple indemnity contracts are owned on a single insured, the payments received from these contracts are aggregated for purposes of determining whether the amounts received exceed the greater of the HIPAA per diem amount or the amount of actual qualifying long-term care expenses incurred.
The Tax Cuts and Jobs Act of 2017 changed the methodology used to calculate the annual inflation adjustments to the HIPAA per diem amount. The change will result in a lower rate of increase in the annual HIPAA per diem. Therefore, it is highly recommended that the policy owner consults their tax advisor when contemplating the amount of long-term care benefit to be taken under the long-term care rider.
The long-term care rider may pay benefits if the insured is receiving qualified long-term care services outside of the United States. It is the responsibility of the policy owner to determine if collecting benefits while outside the United States will subject the policy owner to taxation in the United States, the country of residence, or any other foreign jurisdiction.
Payment of long-term care rider charges will be made through deductions from the cash value of the life policy. These deductions from the cash value are considered to be distributions from the life policy for federal tax purposes and will not be included in income even if the policy owner has fully recovered their investment in the contract.
The payment of long-term care benefits made to the policy owner of the long-term care rider will be reported on a Form 1099-LTC. In addition, deductions from the cash value of the life insurance policy to pay for long-term care rider charges during the calendar year will also be reported on Form 1099-R.
This discussion of the tax treatment of the long-term care rider is not meant to be all inclusive. Due to the complexity of these rules, and because they are affected by the policy owner's facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Federal Transfer (Estate, Gift and Generation Skipping Transfer) Taxes
When the insured dies, the death benefit will generally be included in the insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership, in general, is any right in the policy that may be exercised by the policy owner, such as the right to borrow on the policy or the right to name a new beneficiary.
If the beneficiary is two or more generations younger than the insured, the death benefit may be subject to the GSTT. Pursuant to regulations issued by the Treasury, Nationwide may be required to withhold a portion of the proceeds and pay them directly to the IRS as the GSTT payment.
If the policy owner is not the insured or a beneficiary, then payment of the death benefit to the beneficiary will be treated as a gift to the beneficiary from the policy owner.

Special Considerations for Corporations
Special federal income tax considerations for life insurance policies owned by employers
Sections 101(j) and 6039I of the Code provide special rules regarding the tax treatment of death benefits that are payable under life insurance policies owned by the employer of the insured. These provisions are generally effective for life insurance policies issued after August 17, 2006. If a life insurance policy was originally issued on or before August 17, 2006, but materially modified after that date, it will be treated as having been issued after that date for purposes of Section 101(j). Policies issued after August 17, 2006 in a Section 1035 exchange for a contract issued before that date are generally excluded from the operation of these provisions, provided that the policy received in the exchange does not have a material increase in death benefit or other material change with respect to the old policy.
Section 101(j) provides the general rule that, with respect to an employer-owned life insurance policy, the amount of death benefit payable to the employer that may be excluded from income cannot exceed the sum of premiums paid and other payments made by the policy owner for the policy. Consequently, under this general rule, some portion of the death benefit will be taxable.
The general rule of taxability will not apply if the statutory notice and consent requirements are satisfied before the policy is issued and one of the following apply:
1.	The insured was an employee at any time during the 12-month period before the insured’s death.
2.	At the time that the policy is issued, the insured is either a director, a "highly compensated employee" (as defined in the Code), or a "highly compensated individual" (as defined in the Code).
3.	The death benefit is paid to a family member of the insured (as defined under the Code), an individual who is a designated beneficiary (other than the employee) of the insured, a trust established for either the family member’s or beneficiary’s benefit, or the insured’s estate, or
4.	The death benefit is used to buy an equity interest in the employer from the family member of the insured, beneficiary, trust or estate.
Code Section 6039I requires any policy owner of an employer-owned policy to file an annual return showing (a) the number of employees of the policy owner, (b) the number of such employees insured under employer-owned policies at the end of the year, (c) the total amount of insurance in force with respect to those policies at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policy owner, and (e) that the policy owner has a valid consent for each insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained). Proper recordkeeping is also required by this section.
It is the employer's responsibility to (a) provide the proper notice to each insured, (b) obtain the proper consent from each insured, (c) inform each insured in writing that the employer-owner will be the beneficiary of any proceeds payable upon the death of the insured, and (d) file the annual return required by Section 6039I. If the employer-owner fails to provide the necessary notice and information, or fails to obtain the necessary consent, the death benefit will be taxable when received. If the employer-owner fails to file a properly completed return under Section 6039I, a penalty may apply.
Due to the complexity of these rules, and because they are affected by the policy owner’s facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Limitation on interest and other business deductions
Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.
Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations. These cases involved relatively large loans against the policy's cash value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company. Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid. Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted. Corporations should consider, in consultation with tax advisors familiar with these matters, the impact of these decisions on the corporation's intended use of the policy.

Due to the complexity of these rules, and because they are affected by the policy owner's facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Business Uses of the Policy
The life insurance policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the policy owner is contemplating using the policy in any arrangement the value of which depends in part on its tax consequences, the policy owner should be sure to consult a tax advisor as to tax attributes of the arrangement.
Non-Resident Aliens and Other Persons Who are Not Citizens of the United States
Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy. In addition, foreign law may impose additional taxes on the policy, the death benefit, or other distributions and/or ownership of the policy.
In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or donee spouse is not a citizen of the United States.
If the policy owner is a non-resident alien, or a resident alien, or if any of the policy's beneficiaries (including the policy owner's spouse) are not citizens of the United States, the policy owner should confer with a competent tax advisor with respect to the tax treatment of this policy.
If the policy owner, the insured, the beneficiary, or other person receiving any benefit or interest in or from the policy, are not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, treaties with the United States, and case law) may change and impose additional or increased taxes on the policy, payment of the death benefit, or other distributions and/or ownership of the policy.
FATCA
Under Sections 1471 through 1474 of the Internal Revenue Code (commonly referred to as FATCA), distributions from a policy to a foreign financial institution or to a nonfinancial foreign entity, each as described by FATCA, may be subject to United States tax withholding at a flat rate equal to 30% of the taxable amount of the distribution, irrespective of the status of any beneficial owner of the policy or of the distribution. Nationwide may require you to provide certain information or documentation (e.g., Form W-9 or Form W-8BEN) to determine its withholding requirements under FATCA.
Withholding and Tax Reporting
Distribution of taxable income from a life insurance policy, including a life insurance policy that is a modified endowment contract, is subject to federal income tax withholding. Generally, the recipient may elect not to have the withholding taken from the distribution. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of their request not to withhold. If the policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax.
A policy owner is not permitted to waive withholding if the payee does not provide Nationwide with a taxpayer identification number; or if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect. In that instance, a distribution will be subject to withholding rates established by Section 3405 of the Code and will be applied against the amount of income that is distributed.
However, interest earned on a death benefit may be subject to mandatory back-up withholding. Mandatory backup withholding means that Nationwide is required to withhold taxes on income earned at the rate established by Section 3406 of the Code. Mandatory backup withholding may arise if Nationwide has not been provided a taxpayer identification number, or if the IRS notifies Nationwide that back-up withholding is required.
In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:
•	the value each year of the life insurance protection provided;

•	an amount equal to any employer-paid Premiums;
•	some or all of the amount by which the current value exceeds the employer's interest in the policy; and/or
•	interest that is deemed to have been forgiven on a loan that Nationwide deems to have been made by the employer.
Participants in an employer-sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.
Taxes and the Value of the Policy
For federal income tax purposes, a separate account is not a separate entity from the company. Thus, the tax status of the separate account is not distinct from our status as a life insurance company. Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.
At present, Nationwide does not expect to incur any federal income tax liability that would be chargeable to the accumulation units. Based upon these expectations, no charge is being made against the policy's accumulation units for federal income taxes. If, however, Nationwide determines that taxes may be incurred, Nationwide reserves the right to assess a charge for these taxes.
Nationwide may also incur state and local taxes (in addition to those described in the discussion of the premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made that would decrease the value of the policy's accumulation units.
Tax Changes
The foregoing is a general discussion of various tax matters pertaining to life insurance policies. It is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice. The policy owner should consult their independent legal, tax and/or financial professional.
The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of life insurance policies. There is no way to know whether the federal tax treatment of life insurance policies will continue. Future legislation, regulation, or interpretation may adversely impact the federal tax treatment of life insurance policies. In addition, current state law (which is not discussed herein) and future amendments to state law may affect the tax consequences of the policy. The policy owner should consult their independent legal, tax and/or financial professional.
Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. Nationwide makes no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.
Legal Proceedings
Nationwide Life Insurance Company
Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, (the "Company")) was formed in November 1996. NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base. NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.

The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Office of the Comptroller of the Currency, and state insurance authorities. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.
Nationwide Investment Services Corporation
The general distributor, NISC (the "Company"), is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Office of the Comptroller of the Currency and state securities divisions. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.
Financial Statements
Financial statements for the Separate Account and financial statements and schedules of Nationwide are located in the Statement of Additional Information. A current Statement of Additional Information may be obtained, without charge, by contacting the Service Center, or can be found online at https://nationwide.onlineprospectus.net/NW/C000085896NW/index.php?ctype=product_sai.

Appendix A: Portfolios Available Under the Policy
The following is a list of underlying mutual funds available under the policy. More information about the underlying mutual funds is available in the prospectuses for the underlying mutual funds, which may be amended from time to time and can be found online at https://nationwide.onlineprospectus.net/NW/C000085896NW/index.php. This information can also be obtained at no cost by calling 1-800-688-5177 or by sending an email request to FLSS@nationwide.com. Depending on the optional benefits chosen, access to certain underlying mutual funds may be limited.
The current expenses and performance information below reflects fees and expenses of the underlying mutual funds, but do not reflect the other fees and expenses that the policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each underlying mutual fund’s past performance is not necessarily an indication of future performance.
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Equity	Alger Small Cap Growth Portfolio: Class I-2 Shares Investment Advisor: Fred Alger Management, LLC	0.95%	-6.05%	21.53%	15.24%
Equity	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Growth and Income Portfolio: Class A This Portfolio is only available in policies issued before May 1, 2004 Investment Advisor: AllianceBernstein L.P.	0.59%	28.15%	12.86%	13.67%
Equity	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Small/Mid Cap Value Portfolio: Class A Investment Advisor: AllianceBernstein L.P.	0.80%	35.94%	10.16%	13.13%
Fixed Income	American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II Investment Advisor: American Century Investment Management, Inc.	0.71%	6.26%	5.01%	2.81%
Equity	American Century Variable Portfolios, Inc. - American Century VP Disciplined Core Value Fund: Class I This Portfolio is only available in policies issued before May 1, 2004 Investment Advisor: American Century Investment Management, Inc.	0.70%	23.65%	13.96%	13.70%
Equity	American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I Investment Advisor: American Century Investment Management, Inc.	0.75%*	23.20%	9.41%	12.83%
Equity	BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares Investment Advisor: BNY Mellon Investment Adviser, Inc.	0.60%*	26.14%	11.77%	13.88%
Equity	BNY Mellon Stock Index Fund, Inc.: Initial Shares Investment Advisor: BNY Mellon Investment Adviser, Inc. Investment Sub-Advisor: Mellon Investments Corporation	0.26%	28.41%	18.16%	16.25%
Equity	BNY Mellon Variable Investment Fund - Opportunistic Small Cap Portfolio: Initial Shares This Portfolio is only available in policies issued before May 1, 2004 Investment Advisor: BNY Mellon Investment Adviser, Inc. Sub-Advisor: Newton Investment Management North America, LLC	0.82%	16.46%	11.39%	13.57%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Allocation	Federated Hermes Insurance Series - Federated Hermes Managed Volatility Fund II: Primary Shares Investment Advisor: Federated Equity Management Company of Pennsylvania Investment Sub-Advisor: Federated Investment Management Company, Federated Advisory Services Company, Fed Global	0.98%	18.51%	9.22%	8.31%
Fixed Income	Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares This Portfolio is only available in policies issued before May 1, 2008 Investment Advisor: Federated Investment Management Company	0.74%*	-1.39%	3.82%	3.69%
Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company (FMR)	0.52%	5.79%	8.34%	7.56%
Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company (FMR)	0.60%	9.46%	10.57%	9.14%
Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company (FMR)	0.67%	12.24%	12.64%	10.97%
Allocation	Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class This Portfolio is only available in policies issued before May 1, 2003 Investment Advisor: Fidelity Management & Research Company (FMR) Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.59%	9.91%	10.01%	8.65%
Equity	Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2 Investment Advisor: Fidelity Management & Research Company (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.90%	54.82%	-3.54%	0.01%
Equity	Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class Investment Advisor: Fidelity Management & Research Company (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.51%	24.89%	11.94%	12.53%
Equity	Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class Investment Advisor: Fidelity Management & Research Company (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.61%	23.21%	26.29%	19.70%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Fixed Income	Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2015 Investment Advisor: Fidelity Management & Research Company (FMR) Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.67%	4.41%	5.01%	5.61%
Fixed Income	Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Initial Class Investment Advisor: Fidelity Management & Research Company (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.39%	-0.60%	4.33%	3.54%
Equity	Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.71%	25.50%	13.49%	13.17%
Equity	Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class Investment Advisor: Fidelity Management & Research Company (FMR) Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FIL Investment Advisors, FIL Investment Advisors (UK) Limited and FIL Investments (Japan) Limited	0.77%	19.69%	14.43%	10.82%
Equity	Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class This Portfolio is only available in policies issued before May 1, 2006 Investment Advisor: Fidelity Management & Research Company (FMR) Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited	0.73%	33.47%	13.82%	13.62%
Equity	Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value VIP Fund: Class 1 Investment Advisor: Franklin Mutual Advisers, LLC	0.66%	25.66%	10.20%	12.40%
Equity	Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets VIP Fund: Class 2 This Portfolio is only available in policies issued before April 30, 2014 Investment Advisor: Templeton Asset Management, Ltd.	1.44%	-5.73%	10.59%	4.84%
Equity	Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 1 This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004 Investment Advisor: Templeton Investment Counsel, LLC	0.86%*	4.43%	2.97%	4.26%
Fixed Income	Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 2 Investment Advisor: Franklin Advisers, Inc.	0.76%*	-4.99%	-0.94%	1.12%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Equity	Invesco - Invesco V.I. American Franchise Fund: Series I Shares Investment Advisor: Invesco Advisers, Inc.	0.86%	11.92%	21.74%	17.37%
Equity	Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I Investment Advisor: Invesco Advisers, Inc.	0.83%	19.09%	23.08%	17.83%
Equity	Invesco - Invesco V.I. Global Fund: Series I Investment Advisor: Invesco Advisers, Inc.	0.78%	15.48%	18.17%	14.24%
Fixed Income	Invesco - Invesco V.I. Global Strategic Income Fund: Series I Investment Advisor: Invesco Advisers, Inc.	0.87%*	-3.41%	2.37%	3.16%
Equity	Invesco - Invesco V.I. Main Street Small Cap Fund: Series I Investment Advisor: Invesco Advisers, Inc.	0.84%	22.55%	13.73%	14.68%
Allocation	Janus Aspen Series - Janus Henderson Balanced Portfolio: Service Shares This Portfolio is only available in policies issued before May 1, 2004 Investment Advisor: Janus Henderson Investors US LLC	0.86%	16.90%	14.10%	11.53%
Equity	Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares Investment Advisor: Janus Henderson Investors US LLC	1.02%	22.60%	25.26%	19.99%
Equity	Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares Investment Advisor: Janus Henderson Investors US LLC	0.97%	17.74%	30.31%	22.95%
Equity	Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares Investment Advisor: Janus Henderson Investors US LLC	1.12%	13.28%	13.07%	5.98%
Equity	MFS® Variable Insurance Trust - MFS Value Series: Initial Class Investment Advisor: Massachusetts Financial Services Company	0.70%*	25.45%	12.25%	13.42%
Equity	MFS® Variable Insurance Trust II - MFS International Intrinsic Value Portfolio: Service Class Investment Advisor: Massachusetts Financial Services Company	1.14%*	10.27%	13.78%	12.15%
Equity	MFS® Variable Insurance Trust II - MFS Massachusetts Investors Growth Stock Portfolio: Initial Class This Portfolio is only available in policies issued before March 27, 2015 Investment Advisor: Massachusetts Financial Services Company	0.77%*	25.97%	22.83%	17.58%
Fixed Income	Morgan Stanley Variable Insurance Fund, Inc. - Core Plus Fixed Income Portfolio: Class I This Portfolio is only available in policies issued before May 1, 2009 Investment Advisor: Morgan Stanley Investment Management Inc.	0.67%*	-0.32%	4.68%	4.54%
Fixed Income	Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004 Investment Advisor: Morgan Stanley Investment Management Inc. Sub-Advisor: Morgan Stanley Investment Management Limited	1.10%*	-2.02%	3.82%	3.86%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Equity	Nationwide Variable Insurance Trust - NVIT AllianzGI International Growth Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Allianz Global Investors U.S. LLC	0.97%*	-1.08%	15.88%	10.98%
Equity	Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Allspring Global Investments, LLC	0.82%*	-4.70%	20.15%	16.02%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Amundi Multi Sector Bond Fund: Class I This Portfolio is only available in policies issued before May 1, 2021 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Amundi Asset Management, US	0.83%	5.23%	4.41%	4.20%
Equity	Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class IV Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: AQR Capital Management, LLC	0.79%	21.90%	15.95%	14.74%
Equity	Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class IV Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: BlackRock Investment Management, LLC	0.80%*	20.27%	11.66%	12.90%
Fixed Income	Nationwide Variable Insurance Trust - NVIT BNY Mellon Core Plus Bond Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Insight North America LLC	0.63%*	-0.72%	4.13%	3.44%
Equity	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Newton Investment Management Limited	0.61%*	30.24%	21.78%	17.80%
Equity	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I This Portfolio is no longer available to accept transfers or new premium payments effective September 11, 2020 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Newton Investment Management Limited	0.90%	34.52%	11.29%	12.91%
Equity	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Newton Investment Management Limited	0.77%	34.70%	11.33%	12.92%
Equity	Nationwide Variable Insurance Trust - NVIT BNY Mellon Sustainable U.S. Equity Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Newton Investment Management Limited	0.87%*	26.75%	15.06%	14.19%
Equity	Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class I This Sub-Account is no longer available to receive transfers or new premium payments effective October 16, 2020 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Columbia Management Investment Advisers, LLC	1.03%*	10.39%	6.20%	5.64%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Equity	Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Columbia Management Investment Advisers, LLC	0.89%*	10.57%	6.24%	5.66%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Nationwide Asset Management, LLC	0.59%	-1.02%	3.70%	3.37%
Equity	Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: NS Partners Ltd and Loomis, Sayles & Company L.P.	1.10%*	-7.27%	8.58%	4.30%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Federated High Income Bond Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Federated Investment Management Company	0.92%*	4.96%	5.74%	6.33%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class IV Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Nationwide Asset Management, LLC	0.71%*	-2.07%	2.41%	1.59%
Money Market	Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class IV Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Federated Investment Management Company	0.49%	0.00%	0.76%	0.38%
Equity	Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Lazard Asset Management LLC	1.38%*	12.39%	9.27%	7.39%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.91%	15.50%	11.71%	11.31%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.83%	2.75%	4.50%	4.08%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.86%	10.31%	8.82%	8.28%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.87%	13.62%	10.85%	10.17%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.84%	6.70%	6.68%	6.20%
Equity	Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Jacobs Levy Equity Management, Inc.	0.81%*	40.44%	24.65%	18.60%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Equity	Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: BlackRock Investment Management, LLC	0.40%	24.25%	12.62%	13.76%
Equity	Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: American Century Investment Management, Inc., Thompson, Siegel & Walmsley LLC and Victory Capital Management Inc.	1.02%*	24.01%	8.46%	12.21%
Equity	Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Invesco Advisers, Inc. and Wellington Management Company, LLP	1.09%*	10.30%	19.38%	16.11%
Equity	Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class IV Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Jacobs Levy Equity Management, Inc. and WCM Investment Management, LLC	1.06%*	31.92%	8.38%	12.35%
Equity	Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class IV Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Jacobs Levy Equity Management, Inc. and Invesco Advisers, Inc.	1.06%*	30.76%	14.86%	14.76%
Equity	Nationwide Variable Insurance Trust - NVIT Neuberger Berman Multi Cap Opportunities Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Neuberger Berman Investment Advisers LLC	0.94%	26.57%	16.95%	15.99%
Equity	Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Wellington Management Company LLP	0.93%*	46.74%	13.17%	11.23%
Equity	Nationwide Variable Insurance Trust - NVIT S&P 500® Index Fund: Class IV This Portfolio is only available in policies issued before May 1, 2003 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: BlackRock Investment Management, LLC	0.26%	28.36%	18.18%	16.24%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Nationwide Asset Management, LLC	0.79%	-0.58%	1.73%	1.48%
Equity	Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: S Class Shares This Portfolio is only available in policies issued before November 6, 2015 Investment Advisor: Neuberger Berman Investment Advisers LLC	1.10%*	12.72%	19.41%	15.05%
Fixed Income	Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: I Class Shares Investment Advisor: Neuberger Berman Investment Advisers LLC	0.83%	0.74%	1.95%	1.69%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Equity	Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: I Class Shares This Portfolio is only available in policies issued before May 1, 2008 Investment Advisor: Neuberger Berman Investment Advisers LLC	0.89%	23.47%	15.71%	14.35%
Equity	Putnam Variable Trust - Putnam VT Growth Opportunities Fund: Class IB This Portfolio is only available in policies issued before November 19, 2016 Investment Advisor: Putnam Investment Management, LLC Sub-Advisor: Putnam Investments Limited	0.89%	22.65%	25.53%	19.85%
Equity	Putnam Variable Trust - Putnam VT International Equity Fund: Class IB This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004 Investment Advisor: Putnam Investment Management, LLC Sub-Advisor: Putnam Investments Limited	1.08%	8.82%	9.34%	8.31%
Equity	Putnam Variable Trust - Putnam VT Large Cap Value Fund: Class IB This Portfolio is only available in policies issued before May 12, 2017 Investment Advisor: Putnam Investment Management, LLC Sub-Advisor: Putnam Investments Limited	0.81%	27.30%	13.80%	14.11%
Equity	T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II Investment Advisor: T. Rowe Price Associates, Inc.	1.19%*	12.82%	19.22%	20.12%
Fixed Income	VanEck VIP Trust - VanEck VIP Emerging Markets Bond Fund: Initial Class (formerly, VanEck VIP Trust - Emerging Markets Bond Fund: Initial Class) Investment Advisor: Van Eck Associates Corporation	1.10%*	-4.05%	4.40%	1.17%
Equity	VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class (formerly, VanEck VIP Trust - Emerging Markets Fund: Initial Class) Investment Advisor: Van Eck Associates Corporation	1.16%	-11.86%	9.28%	6.87%
Equity	VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class (formerly, VanEck VIP Trust - Global Resources Fund: Initial Class) Investment Advisor: Van Eck Associates Corporation	1.09%	18.91%	2.24%	-0.12%
*	This underlying mutual fund’s current expenses reflect a temporary fee reduction.

Appendix B: State Variations
Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and SAI provide a general description of the Policy. An Owner's actual Policy and any endorsements or riders are the controlling documents. To review a copy of the Policy and its endorsements and riders, if any, the Owner should contact NLIC's Service Center.
State	State Law Variations
Alabama	• Disability Waiver Benefit Rider – We will not waive monthly deductions if the total disability was the result bodily injury occurring or sickness first manifesting during the first two years after the effective date of this Rider or within the five year period immediately preceding the date the Rider took effect unless such injury or sickness was shown in the application for this Rider.
Colorado	• Suicide provision is one year.
Connecticut	• Disability Waiver Benefit Rider – We will not waive monthly deductions if the total disability was the result bodily injury occurring or sickness first manifesting during the first two years after the effective date of this Rider or within the five year period before the date the Rider took effect unless such injury or sickness was shown in the application for this Rider.
Florida	• Long-Term Care Benefit Rider is not available.
Indiana	• Shortly before attained age 21, we will notify the Insured about possible classification as a non-smoker. Such notification will include any forms needed for reclassification as a non-smoker. If the Insured does not qualify for non-smoker status or does not return the application form, we will classify the Insured as a smoker and cost of insurance rates will be determined in accordance with such classification.
Missouri	• SUICIDE – Suicide is no defense to payment of life insurance benefits nor is suicide while insane a defense to payment of accidental death benefits, if any, under this Policy where the Policy is issued to a Missouri citizen, unless the insurer can show that the Insured intended suicide when he applied for the Policy, regardless of any language to the contrary in the Policy.
Montana	• All references to sex are unisex.
New Hampshire	• Disability Waiver Benefit Rider – We will not waive monthly deductions if the total disability was the result of bodily injury occurring or sickness first manifesting during the first two years after the effective date of this Rider or within the five year period before the date the Rider took effect unless such injury or sickness was shown in the application for this Rider.
New Jersey	• Disability Waiver Benefit – We will not waive monthly deductions if the total disability was the result of bodily injury occurring or sickness first manifesting itself before this Rider took effect unless the Insured becomes totally disabled from such condition after 2 years from the Rider Issue Date and the application for this benefit did not include a question or questions regarding such condition.
North Dakota	• Suicide provision is one year. The limitation will be of no effect unless the Company can show that the Insured intended suicide when he or she applied for this Policy.
South Dakota	• Disability Waiver Benefit Rider – Definition of Total Disability. A disability which is: (a) caused by sickness or bodily injury; and (b) prevents the Insured from engaging in the substantial and material duties of an occupation. During the first 5 years of total disability, "occupation" means the substantial and material duties of the Insured’s regular occupation.
Washington	• Disability Waiver Benefit Rider – Definition of Total Disability – a disability which is: (a) caused by sickness or bodily injury; and (b) prevents the Insured from engaging in the substantial and material duties of an occupation. During the first 5 years of total disability, "occupation" means the substantial and material duties of the Insured’s regular occupation.

Outside back cover page
The Statement of Additional Information contains additional information about the Separate Account. To obtain a free copy of the Statement of Additional Information, request other information about the policy, request personalized illustrations of Death Benefits, Cash Surrender Values, and Cash Values, or to make any other service requests, contact Nationwide at 1-800-688-5177 or by one of the other methods described in Contacting the Service Center.
The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is also available at https://nationwide.onlineprospectus.net/NW/C000085896NW/index.php?ctype=product_sai. This prospectus is available at https://nationwide.onlineprospectus.net/NW/C000085896NW/index.php?ctype=product_prospectus.
Reports and other information about the Separate Account are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
SEC Contract Identifier: C000085896

Options Plus
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2022
Individual Flexible Premium Adjustable Variable Life Insurance Policy
Nationwide Provident VLI Separate Account 1
(Registrant)
Nationwide Life Insurance Company
(Depositor)
Service Center
P.O. Box 182928
Columbus, OH 43218-2928
Telephone: 1-800-688-5177
TDD: 1-800-238-3035
Facsimile: 1-888-677-7393
This Statement of Additional Information ("SAI") contains additional information regarding the Individual Flexible Premium Adjustable Variable Life Insurance Policy offered by Nationwide Life Insurance Company ("Nationwide"). This SAI is not a prospectus and should be read together with the policy prospectus dated May 1, 2022 and the prospectuses for the mutual funds. Copies may be obtained FREE OF CHARGE by writing or calling the Service Center. Capitalized terms in this SAI correspond to terms defined in the prospectus. No information is incorporated by reference in this SAI.

Additional Policy Information
The Policy
The Policy, Application(s), Policy's specification page, and any Riders are the entire contract. Only statements made in the Applications can be used to void the Policy or to deny a claim. Nationwide assumes that all statements in an Application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. Nationwide relies on those statements when issuing or changing a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.
Temporary Insurance Coverage
At the time the Application for the Policy is signed, an applicant can, subject to Nationwide's underwriting rules, obtain temporary insurance protection, pending issuance of the Policy, by answering "no" to the health questions of the temporary agreement and submitting payment of the Minimum Initial Premium with the Application, but only if the Application is dated the same day as, or earlier than, the temporary insurance agreement. Temporary insurance coverage will take effect as of the date of the temporary insurance agreement.
The amount of temporary insurance coverage under the agreement is the lesser of the Face Amount applied for or $500,000. Temporary coverage under the agreement will end on the earliest of: (a) the 90th day from the date of the agreement; (b) the date that insurance takes effect under the Policy; (c) the date a policy, other than as applied for, is offered to the Applicant; or (d) five days from the date that Nationwide mails a notice of termination coverage.
Right to Contest
Nationwide has the right to contest the validity of a Policy based on material misstatements made in the Application for the Policy or a change. However, unless prohibited by state law, Nationwide will not contest the Policy (or any change) after it (or the change) has been in force during the Insured's lifetime for two years from the Policy Issue Date.
Misstatement of Age or Sex
If the Insured's age or sex has been misstated in the Application, the Death Benefit and any benefits provided by riders will be such as the most recent Monthly Deductions would have provided at the correct age and sex. No adjustment will be made to the Policy Account Value.
Suicide Exclusion
In the event of the Insured's suicide within two years from the Issue Date of the Policy (except where state law requires a shorter period) Nationwide's liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any partial withdrawals.
If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Death Benefit, the amount which Nationwide will pay with respect to the increase will be the Monthly Deductions for the cost of insurance attributable to such increase and the expense charge for the increase.
Assignment
The Owner may assign the Policy but Nationwide will not be bound by any assignment unless it is in writing and has been received it at Nationwide's Service Center. Your rights and those of any other person referred to in the Policy will be subject to the assignment. Nationwide assumes no responsibility for the validity of any assignments.
Beneficiary
The Beneficiary is designated in the Application for the Policy, unless thereafter changed by the Owner during the Insured's lifetime by written notice to Nationwide. Any Insurance Proceeds for which there is not a designated Beneficiary surviving at the Insured's death are payable in a single sum to the Insured's executors or administrators.
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Change of Owner or Beneficiary
As long as the Policy is in force, the Owner or Beneficiary may be changed by written request in a form acceptable to Nationwide. If two or more persons are named as Beneficiaries, those surviving the Insured will share the Insurance Proceeds equally, unless otherwise stated. The change will take effect as of the date it is signed, whether or not the Insured is living when the request is received by Nationwide. Nationwide will not be responsible for any payment made or action taken before it receives the written request. A change in the Policy's ownership may have federal income tax consequences.
Premium Classes
Nationwide currently places each Insured into one of three standard Premium Classes – preferred, nonsmoker, and smoker – or into a Premium Class with extra ratings. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance rate than an Insured in a class with extra ratings. The preferred Premium Class is only available if the Face Amount equals or exceeds $100,000. Nonsmoking Insureds generally will incur lower cost of insurance rates than Insureds who are classified as smokers in the same Premium Class. Preferred Insureds generally will incur lower cost of insurance rates than Insureds who are classified as nonsmokers.
Since the nonsmoker designation is not available for Insureds under Attained Age 21, shortly before an Insured attains age 21, Nationwide may notify the Insured about possible classification as a nonsmoker. If the Insured does not qualify as a nonsmoker or does not respond to the notification, cost of insurance rates will remain as shown in the Policy. However, if the Insured does respond to the notification and qualifies as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.
Loan Interest
Interest Rate Charged. Interest is due at the end of each Policy Year. If interest is not paid when due, it is added to the loan balance and bears interest at the same rate beginning 23 days after the Policy Anniversary. Unpaid interest is allocated based on the Owner's written instructions. If there are no written instructions or the Policy Account Value in the specified Subaccounts is insufficient to allow the collateral for the unpaid interest to be transferred, the interest is allocated based on the proportion that the Guaranteed Account value and the value of the Subaccounts under a Policy bear to the total unloaned Policy Account Value.
Allocation of Loan Collateral. Nationwide will deduct the collateral for a Policy loan from the Subaccounts and/or the Guaranteed Account based upon the proportion that the value of the Subaccounts and/or the Guaranteed Account value bear to the total unloaned Policy Account Value, and transfer this amount to the Loan Account. The collateral is recalculated: (a) when loan interest is repaid or added to loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral.
Effect of Policy Loans
Policy loans, whether or not repaid, will have a permanent effect on the Policy Account Value, the Cash Surrender Value, and Net Cash Surrender Value and may permanently affect the Death Benefit under the Policy. The effect on the Policy Account Value and Death Benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Guaranteed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate is less than the investment experience of assets held in the Subaccounts and interest credited to the Guaranteed Account. The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be. The death proceeds will be reduced by the amount of any outstanding Policy loan.
Allocations of Policy Account Value and Subsequent Premium Payments
A special method is used to allocate a portion of the existing Policy Account Value to an increase in Face Amount and to allocate subsequent premium payments between the Initial Face Amount and the increase. The Policy Account Value is allocated according to the ratio between the guideline annual premium for the Initial Face Amount and the guideline annual premium for the total Face Amount on the effective date of the increase before any deductions are made. For example, if the guideline annual premium is equal to $4,500 before an increase and is equal to $6,000 after an increase, the Policy Account Value on the effective date of the increase would be allocated 75% ($4,500/$6,000) to the Initial Face Amount and 25% to the increase. Premium payments made on or after the effective date of the increase are allocated
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between the Initial Face Amount and the increase using the same ratio as is used to allocate the Policy Account Value. In the event there is more than one increase in Face Amount, guideline annual premiums for each increment of Face Amount are used to allocate Policy Account Values and premium payments among the various increments of Face Amounts.
Delays in Payments of Policy Benefits
Insurance Proceeds under a Policy will ordinarily be paid to the Beneficiary within seven days after Nationwide receives proof of the Insured's death at its Service Center and all other requirements are satisfied. Insurance Proceeds will be paid in a single sum unless an alternative settlement option has been selected.
If Insurance Proceeds are payable in a single sum, interest at the annual rate of 3% or any higher rate declared by Nationwide or required by law is paid on the Insurance Proceeds from the date of death until payment is made.
Any amounts payable as a result of surrender, partial withdrawal, or Policy loan will ordinarily be paid within seven days of receipt of the payment request at Nationwide's Service Center in a form satisfactory to Nationwide.
Generally, the amount of a payment from the Subaccounts will be determined as of the date of receipt by Nationwide of all required documents. However, Nationwide may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which: (1) the disposal or valuation of a Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or (2) the SEC by order permits postponement of such actions for the protection of Nationwide policyholders. As to amounts allocated to the Guaranteed Account, Nationwide may defer payment of any withdrawal or surrender of Net Cash Surrender Value and the making of a loan for up to six months after Nationwide receives a payment request at its Service Center. Nationwide will pay interest, at a rate of 3% a year, on any payment Nationwide defers for 30 days or more as described above.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, Nationwide may be required to reject a premium payment. Nationwide also may be required to provide additional information about an Owner's account to government regulators. In addition, Nationwide also may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, or Death Benefits, until instructions are received from the appropriate regulator.
The Owner may decide the form in which proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the Insurance Proceeds to be paid in a lump sum or under a settlement option. These choices are also available upon surrender of the Policy for its Net Cash Surrender Value and for payment of the Policy Account Value on the Final Policy Date. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Insurance Proceeds in a lump sum or under a settlement option. If the Beneficiary is changed, any prior arrangements with respect to the payment option will be canceled.
Charge Discounts for Sales to Certain Policies
The Policy is available for purchase by individuals, corporations, and other groups. Nationwide may reduce or waive certain charges (such as the premium expense charge, initial administrative charge, surrender charge, monthly administrative charge, monthly cost of insurance, or other charges) where the size or nature of such sales results in savings with respect to sales, underwriting, administrative, or other costs. Nationwide also may reduce or waive charges on Policies sold to its officers, directors, employees, or affiliates. The extent and nature of the reduction or waiver may change from time to time, and the charge structure may vary.
Generally, charges are reduced or waived based on a number of factors, including:
•	the number of Insureds;
•	the size of the group of purchasers;
•	the total Premium expected to be paid;
•	total assets under management for the Owner;
•	the nature of the relationship among individual Insureds;
•	the purpose for which the Policies are being purchased;
•	the expected persistency of individual Policies; and
•	any other circumstances which are rationally related to the expected reduction in expenses.
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Reductions or waivers of charges will not discriminate unfairly among Policy Owners.
Benefit Payable on Final Policy Date
If the Insured is living on the Final Policy Date (at Insured's Attained Age 100), Nationwide will pay the Owner the Policy Account Value less any Indebtedness and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Final Policy Date, although this payment may be postponed under certain conditions. Owners may elect to continue the Policy beyond Insured's Attained Age 100 under the Final Policy Date Extension Rider.
Settlement Options
In lieu of a single sum payment on death, Surrender, or maturity, one of the following settlement options may be elected. Payment under these settlement options will not be affected by the investment performance of any Subaccounts after proceeds are applied. As part of Nationwide's general account assets, settlement option proceeds may be subject to claims of creditors. Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the settlement options generally include such earnings. Consult a tax advisor as to the tax treatment of payments under settlement options.
•	Proceeds at Interest Option. Proceeds are left on deposit to accumulate with Nationwide with interest payable at 12, 6, 3, or 1-month intervals.
•	Installments of a Specified Amount Option. Proceeds are payable in equal installments of the amount elected at 12, 6, 3, or 1- month intervals, until proceeds applied under the option and interest on the unpaid balance and any additional interest are exhausted.
•	Installments for a Specified Period Option. Proceeds are payable in a number of equal monthly installments. Alternatively, the installments may be paid at 12, 6, or 3-month intervals. Payments may be increased by additional interest, which would increase the installments certain.
•	Life Income Option. Proceeds are payable in equal monthly installments during the payee's life. Payments will be made either with or without a guaranteed minimum number. If there is to be a minimum number of payments, they will be for either 120 or 240 months or until the proceeds applied under the option are exhausted.
•	Joint and Survivor Life Income Option. Proceeds are payable in equal monthly installments, with a number of installments certain, during the joint lives of the payee and one other person and during the life of the survivor. The minimum number of payments will be for either 120 or 240 months.
A guaranteed interest rate of 3% per year applies to the above settlement options. Nationwide may declare additional rates of interest at its sole discretion. Nationwide may also agree to other arrangements, including those that offer check-writing capabilities with non-guaranteed interest rates.
Policy Termination
The Policy will terminate on the earliest of:
•	the Final Policy Date;
•	the end of the Grace Period without a sufficient payment;
•	the date the Insured dies; or
•	the date the Policy is surrendered.
Policy Restoration Procedure
Requests to restore a surrendered policy must meet the following requirements:
•	the request must be in writing and signed by the policy owner (if the surrender was a Code Section 1035 exchange to a new policy with a different insurer, the signature of an officer of the replacing insurer is also required);
•	the written request must be received at the Service Center within 30 days of the date the policy was surrendered (periods up to 60 days will be permitted based on the right to examine period applicable to replaced life insurance policies in the state where the policy was issued);
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•	the surrender Proceeds must be returned in their entirety; and
•	the insured must be alive on the date the restoration request is received.
No proof of insurability or additional underwriting will be required for requests to restore a surrendered policy that meet the above requirements.
A restored policy will be treated as if it had never been surrendered for all purposes, including Investment Experience, accrual of interest, and deduction of charges, resulting in the following:
•	the returned surrender proceeds and any amount taken as a surrender charge will be used to purchase Accumulation Units according to the allocations currently in effect on, and priced as of, the surrender date;
•	any charges that would otherwise have been assessed during the period of surrender will be assessed as of the date(s) they were due resulting in the cancellation of Accumulation Units priced as of the applicable date(s);
•	interest will be credited on any allocation to a fixed investment option at the rate(s) in effect during the period of surrender;
•	interest charged and credited on any Indebtedness will accrue at the rates in effect for the period of surrender; and
•	any transfer of loan interest charged or credited that would have occurred during the period of surrender will be transferred as of the date(s) such transfers would have otherwise occurred.
Policy restoration is not a contract right of the policy; it is an administrative procedure based on requirements of state insurance law and the terms are subject to change without notice at any time.
Illustrations
Before you purchase the Policy and after the first Policy Anniversary, upon your request, you may ask for an illustration of future benefits under the Policy based upon the proposed Insured's Issue Age and Premium Class, the death benefit option, Face Amount, planned periodic premiums, and Riders requested. Illustrations are provided free of charge.
Standard & Poor's
"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Nationwide and the Nationwide Variable Insurance Trust. Neither the Policy nor the S&P 500 Index Fund is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").
S&P makes no representation or warranty, express or implied, to the Owners of the Policy and the S&P 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Policy and the S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Nationwide and Nationwide Variable Insurance Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to Nationwide, Nationwide Variable Insurance Trust, the Policy, or the S&P 500 Index Fund. S&P has no obligation to take the needs of Nationwide, Nationwide Variable Insurance Trust, or the Owners of the Policy or the S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the S&P 500 Index Fund or the timing of the issuance or sale of the Policy or the S&P 500 Index Fund or in the determination or calculation of the equation by which the Policy or the S&P 500 Index Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy or the S&P 500 Index Fund.
S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Nationwide, Nationwide Variable Insurance Trust, Owners of the Policy and the S&P 500 Index Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
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Additional Information
Potential Conflicts of Interest
Shares of the Funds are sold to separate accounts of insurance companies that are not affiliated with Nationwide or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interest of Owners whose Policy Account Values are allocated to the Subaccounts and of owners of other contracts or policies whose values are allocated to one or more other separate accounts investing in any one of the Portfolios.
Shares of some of the Funds may also be sold directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interest of Owners or owners of other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, Nationwide will consider what action may be appropriate, including removing the Portfolio as an investment option under the Policies or replacing the Portfolio with another portfolio. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.
Policies Issued in Conjunction with Employee Benefit Plans
Policies may be acquired in conjunction with employee benefit plans ("EBS Policies"), including the funding of qualified pension plans meeting the requirements of Section 401 of the Code. For EBS Policies, the maximum mortality rates used to determine the monthly cost of insurance charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Premium Class. Illustrations reflecting the Premiums and charges for EBS Policies will be provided upon request to purchasers of these Policies. There is no provision for misstatement of sex in the EBS Policies. Also, the rates used to determine the amount payable under a particular settlement option will be the same for male and female Insureds.
Legal Developments Regarding Unisex Actuarial Tables
In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983.
Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies, other than Policies issued in states that require "unisex" policies (currently Montana) and EBS Policies are based upon actuarial tables, which distinguish between men and women, and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an EBS Policy is appropriate.
Safekeeping of Account Assets
Nationwide holds the Separate Account's assets physically segregated and apart from the general account. Nationwide maintains records of all purchases and sale of Portfolio shares by each of the Subaccounts. A fidelity bond in the amount of $25 million per occurrence and $50 million in the aggregate covering our officers and employees has been issued by Fidelity and Deposit Insurance Company (a division of Zurich American Insurance Company).
Records
Nationwide will maintain all records relating to the Separate Account and the Guaranteed Account at the Service Center.
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Independent Registered Public Accounting Firm
The financial statements of Nationwide Provident VLI Separate Account 1 and the statutory financial statements and financial statement schedules I, III, IV and V of Nationwide Life Insurance Company have been included herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, and upon the authority of said firm as experts in accounting and auditing.
The KPMG LLP report dated March 18, 2022 of Nationwide Life Insurance Company includes explanatory language that states that the financial statements are prepared by Nationwide Life Insurance Company using statutory accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Ohio Department of Insurance.
Additional Information about the Company
Nationwide Life Insurance Company ("Nationwide") is a stock life insurance company organized under Ohio law in March 1929, with its Main Administrative Office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide provides life insurance, annuities and retirement products. Nationwide is admitted to do business in all states, the District of Columbia and Puerto Rico. Nationwide is a member of the Nationwide group of companies, which is comprised of Nationwide Mutual Insurance Company ("NMIC") and all of its subsidiaries and affiliates. Nationwide is a wholly owned subsidiary of Nationwide Financial Services, Inc. ("NFS"), a holding company. Nationwide is an indirect wholly owned subsidiary, and NFS a direct wholly owned subsidiary, of NMIC.
On January 1, 2009, NFS became a private wholly owned subsidiary of NMIC. NFS is the holding company of Nationwide and other companies that comprise the retirement savings operations of the Nationwide group of companies.
Before January 1, 2010, the Policies were issued by Nationwide Life Insurance Company of America ("NLICA"), at that time a wholly owned subsidiary of NFS. NLICA was chartered by the Commonwealth of Pennsylvania in 1865 under the name Provident Mutual Life Insurance Company ("PMLIC"). On October 1, 2002, PMLIC converted from a mutual insurance company to a stock insurance company, changed its name to Nationwide Life Insurance Company of America, and became a wholly owned subsidiary of NFS, pursuant to terms of a sponsored demutualization. Effective following the close of business on December 31, 2009, NLICA merged with and into Nationwide, and Nationwide was the surviving company.
Nationwide submits annual statements on our operations and finances to insurance officials in all states and jurisdictions in which it does business. Nationwide has filed the Policy with insurance officials in those jurisdictions in which the Policy is sold.
Nationwide intends to reinsure a portion of the risks assumed under the Policies.
Underwriters
The current distributor of the Policies is Nationwide Investment Services Corporation ("NISC") located at One Nationwide Plaza, Columbus, Ohio 43215, an affiliate of Nationwide. Until May 1, 2009, the Policies were distributed by Nationwide Securities, LLC ("NSLLC") (formerly, 1717 Capital Management Company), located at One Nationwide Plaza, Columbus, Ohio 43215, a wholly owned indirect subsidiary of Nationwide.
The Policies were sold on a continuous basis until December 31, 2008, by licensed insurance agents in those states where the Policies could lawfully be sold. Beginning January 1, 2009, no new policies will be sold, but agents may continue to accept additional premium on existing Policies. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the Financial Industry Regulatory Authority ("FINRA").
Gross first year commissions paid by Nationwide on the sale of these Policies provided by NISC are approximately 91% of the target premium plus 2% of any excess premium payments. Nationwide pays gross renewal commissions in years two through 10 on the sale of the Policies provided by NISC that will not exceed 2% of actual premium payment, and will be 0% in policy years 11 and thereafter. Expense allowances and bonuses may also be paid, and firms may receive annual renewal compensation of up to 0.25% of the unloaned Policy Account Value.
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NISC received no compensation as principal underwriter of variable life insurance policies and variable annuity contracts offered by insurance company subsidiaries of Nationwide Financial Services, Inc. for each of this Variable Account’s last three fiscal years.
Additional Information about the Separate Account
On October 1, 2002, in connection with the sponsored demutualization (whereby NLICA converted from a mutual insurance company to a stock life insurance company, became a wholly-owned subsidiary of NFS, and changed its name from Provident Mutual Life Insurance Company to Nationwide Life Insurance Company of America), the Provident Mutual Variable Life Separate Account changed its name to the Nationwide Provident VLI Separate Account 1.
Other Information
A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, DC 20549.
Financial Statements
All financial statements included in the SAI should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
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NATIONWIDE

PROVIDENT VLI

SEPARATE

ACCOUNT 1

Annual Report

To

Policyholders

December 31, 2021

NATIONWIDE LIFE INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life Insurance Company and

Contract Owners of Nationwide Provident VLI Separate Account 1:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of the sub-accounts listed in the Appendix that comprise the Nationwide Provident VLI Separate Account 1 (the Separate Account) as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix and changes in contract owners’ equity for the years or periods listed in the Appendix, and the related notes including the financial highlights in Note 8 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of the date listed in the Appendix, the results of its operations for the year or period listed in the Appendix and the changes in its contract owners’ equity for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods in Note 8, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/    KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Nationwide Life Insurance Company separate account investment companies, however we are aware that we have served as the auditor of one or more Nationwide Life Insurance Company separate account investment companies since at least 1981.

Columbus, Ohio

April 4, 2022

Appendix

Statement of assets, liabilities and contract owners’ equity as of December 31, 2021, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

AB FUNDS

AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Growth and Income Portfolio: Class A (ALVGIA)

AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Small/Mid Cap Value Portfolio: Class A (ALVSVA)

ALGER AMERICAN FUNDS

Alger Small Cap Growth Portfolio: Class I-2 Shares (AASCO)

AMERICAN CENTURY INVESTORS, INC.

American Century Variable Portfolios, Inc. - American Century VP International Fund: Class I (ACVI)

American Century Variable Portfolios, Inc. - American Century VP Disciplined Core Value Fund: Class I (ACVIG)

American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II (ACVIP2)

American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I (ACVMV1)

American Century Variable Portfolios, Inc. - American Century VP Ultra(R) Fund: Class I (ACVU1)

BLACKROCK FUNDS

BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class II (MLVGA2)

BNY MELLON INVESTMENT MANAGEMENT

BNY Mellon Variable Investment Fund - Appreciation Portfolio: Initial Shares (DCAP)

BNY Mellon Variable Investment Fund - Opportunistic Small Cap Portfolio: Initial Shares (DSC)

BNY Mellon Stock Index Fund, Inc.: Initial Shares (DSIF)

BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares (DVSCS)

FEDERATED HERMES, INC.

Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares (FQB)

Federated Hermes Insurance Series - Federated Hermes Managed Volatility Fund II: Primary Shares (FVU2)

FIDELITY INVESTMENTS

Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class (FAMP)

Fidelity Variable Insurance Products Fund - VIP Contrafund(R) Portfolio: Initial Class (FCP)

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class (FEIP)

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class (FEIS)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class (FF10S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class (FF20S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class (FF30S)

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class (FGP)

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class (FGS)

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Initial Class (FIGBP)

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class (FIGBS)

Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class (FMCS)

Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2 (FNRS2)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class (FOP)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class (FOS)

Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class (FVSS)

FRANKLIN TEMPLETON DISTRIBUTORS, INC.

Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets VIP Fund: Class 2 (FTVDM2)

Franklin Templeton Variable Insurance Products Trust - Franklin Allocation VIP Fund: Class 2 (FTVFA2)

Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 2 (FTVGI2)

Franklin Templeton Variable Insurance Products Trust - Franklin Rising Dividends VIP Fund: Class 1 (FTVRDI)

Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value VIP Fund: Class 1 (FTVSVI)

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 1 (TIF)

INVESCO INVESTMENTS

Invesco - Invesco V.I. American Franchise Fund: Series I Shares (ACEG)

Invesco - Invesco V.I. Main Street Fund: Series I (OVGI)1

Invesco - Invesco V.I. Global Fund: Series I (OVGS)1

Invesco - Invesco V.I. Global Strategic Income Fund: Series I (OVSB)1

Invesco - Invesco V.I. Main Street Small Cap Fund: Series I (OVSC)1

IVY INVESTMENTS

Ivy Variable Insurance Portfolios - Delaware Ivy Asset Strategy: Class II (WRASP)1

JANUS HENDERSON INVESTORS

Janus Aspen Series - Janus Henderson Balanced Portfolio: Service Shares (JABS)

Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares (JACAS)

Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares (JAGTS)

Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares (JAIGS)

MASSACHUSETTS FINANCIAL SERVICES CO.

MFS(R) Variable Insurance Trust II - MFS Massachusetts Investors Growth Stock Portfolio: Initial Class (MV2IGI)

MFS(R) Variable Insurance Trust - MFS Value Series: Initial Class (MVFIC)

MFS(R) Variable Insurance Trust II - MFS International Intrinsic Value Portfolio: Service Class (MVIVSC)

MORGAN STANLEY

Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I (MSEM)

Morgan Stanley Variable Insurance Fund, Inc. - Core Plus Fixed Income Portfolio: Class I (MSVFI)

Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I (MSVRE)

NATIONWIDE FUNDS GROUP

Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class IV (EIF4)1

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I (GBF)

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class IV (GBF4)

Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I (GEM)

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I (GIG)

Nationwide Variable Insurance Trust - NVIT American Funds Asset Allocation Fund: Class II (GVAAA2)1

Nationwide Variable Insurance Trust - NVIT American Funds Bond Fund: Class II (GVABD2)1

Nationwide Variable Insurance Trust - NVIT American Funds Global Growth Fund: Class II (GVAGG2)1

Nationwide Variable Insurance Trust - NVIT American Funds Growth-Income Fund: Class II (GVAGI2)1

Nationwide Variable Insurance Trust - NVIT American Funds Growth Fund: Class II (GVAGR2)1

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)

Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class IV (GVEX4)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)

Nationwide Variable Insurance Trust - NVIT Federated High Income Bond Fund: Class I (HIBF)1

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I (MCIF)

Nationwide Variable Insurance Trust - NVIT Amundi Multi Sector Bond Fund: Class I (MSBF)1

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I (NVAMV1)1

Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I (NVCBD1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Capital Appreciation Fund: Class I (NVCCA1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Conservative Fund: Class I (NVCCN1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Aggressive Fund: Class I (NVCMA1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Conservative Fund: Class I (NVCMC1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderate Fund: Class I (NVCMD1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Aggressive Fund: Class I (NVCRA1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Balanced Fund: Class I (NVCRB1)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II (NVDBL2)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II (NVDCA2)

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class II (NVIE6)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Core Plus Bond Fund: Class I (NVLCP1)1

Nationwide Variable Insurance Trust - NVIT AllianzGI International Growth Fund: Class I (NVMIG1)

Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I (NVMLG1)

Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)1

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II (NVMMV2)

Nationwide Variable Insurance Trust - NVIT Neuberger Berman Multi Cap Opportunities Fund: Class I (NVNMO1)1

Nationwide Variable Insurance Trust - NVIT BNY Mellon Sustainable U.S. Equity Fund: Class II (NVNSR2)1

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I (NVOLG1)1

Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I (NVRE1)

Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II (NVSTB2)

Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class I (NVTIV3)

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class IV (SAM4)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class IV (SCF4)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I (SCGF)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class IV (SCVF4)

Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class IV (TRF4)

NEUBERGER & BERMAN MANAGEMENT, INC.

Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: I Class Shares (AMCG)

Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: S Class Shares (AMMCGS)

Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I Shares (AMSRS)

Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: I Class Shares (AMTB)

PIMCO FUNDS

PIMCO Variable Insurance Trust - International Bond Portfolio (unhedged): Administrative Class (PMVFBA)

PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class (PMVLDA)

PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class (PMVTRA)

PUTNAM INVESTMENTS

Putnam Variable Trust - Putnam VT Large Cap Value Fund: Class IB (PVEIB)1

Putnam Variable Trust - Putnam VT Growth Opportunities Fund: Class IB (PVGOB)

Putnam Variable Trust - Putnam VT International Equity Fund: Class IB (PVTIGB)

T. ROWE PRICE

T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II (TRHS2)

VAN ECK ASSOCIATES CORPORATION

VanEck VIP Trust - Emerging Markets Bond Fund: Initial Class (VWBF)

VanEck VIP Trust - Emerging Markets Fund: Initial Class (VWEM)

VanEck VIP Trust - Global Resources Fund: Initial Class (VWHA)1

VANGUARD GROUP OF INVESTMENT COMPANIES

Vanguard Variable Insurance Fund - Equity Income Portfolio (VVEI)

Vanguard Variable Insurance Fund - Total Bond Market Index Portfolio (VVHGB)

Vanguard Variable Insurance Fund - High Yield Bond Portfolio (VVHYB)

Vanguard Variable Insurance Fund - Mid-Cap Index Portfolio (VVMCI)

WELLS FARGO FUNDS

Allspring Variable Trust - VT Discovery Fund: Class 2 (SVDF)1

Allspring Variable Trust - VT Opportunity Fund: Class 2 (SVOF)1

Allspring Variable Trust - VT Small Cap Growth Fund: Class 2 (WFVSCG)1

Statement of assets, liabilities and contract owners’ equity as of December 31, 2021, and the related statements of operations and changes in contract owners’ equity for the period from April 30, 2021 (inception) to December 31, 2021.

INVESCO INVESTMENTS

Invesco - Invesco V.I. American Value Fund: Series I Shares (MSVMV)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2021, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for the year ended December 31, 2021 and the period from October 16, 2020 (inception) to December 31, 2020.

NATIONWIDE FUNDS GROUP

Nationwide Variable Insurance Trust – NVIT Columbia Overseas Value Fund: Class X (NVMIVX)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2021, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for the year ended December 31, 2021 and the period from September 11, 2020 (inception) to December 31, 2020.

NATIONWIDE FUNDS GROUP

Nationwide Variable Insurance Trust – NVIT Mellon Dynamic U.S. Equity Income: Class X (NVAMVX)1

Statement of assets, liabilities and contract owners’ equity as of December 31, 2021, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for the year ended December 31, 2021 and the period from May 4, 2020 (inception) to December 31, 2020.

INVESCO INVESTMENTS

Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)1

Statement of operations for the period from January 1, 2021 to April 30, 2021 (liquidation) and the statements of changes in contract owners’ equity for the period from January 1, 2021 to April 30, 2021 (liquidation) and the year ended December 31, 2020.

INVESCO INVESTMENTS

Invesco - Invesco V.I. Value Opportunities Fund: Series I Shares (AVBVI)

(1)	See Note 1 to the financial statements for the former name of the sub-account.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2021

Subaccount*,**	Shares	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity
ALVGIA	79,109	$2,362,223	$2,913,587	$1,508	$2,915,095	$-	$2,915,095
ALVSVA	129,392	2,456,534	3,035,543	-	3,035,543	2,441	3,033,102
AASCO	1,324,014	34,212,540	36,913,510	1,245	36,914,755	-	36,914,755
ACVI	10,280	110,327	152,764	251	153,015	-	153,015
ACVIG	231,078	2,146,039	2,477,159	-	2,477,159	1,103	2,476,056
ACVIP2	166,686	1,757,046	1,903,549	551	1,904,100	-	1,904,100
ACVMV1	69,789	1,397,703	1,746,120	113	1,746,233	-	1,746,233
ACVU1	12,296	221,244	385,842	3,188	389,030	-	389,030
MLVGA2	93,287	1,599,639	1,652,105	71	1,652,176	-	1,652,176
DSC	9,176	406,378	530,070	-	530,070	652	529,418
DSIF	200,814	9,792,870	15,625,317	-	15,625,317	2,921	15,622,396
DVSCS	679,150	11,507,338	15,993,984	3,341	15,997,325	-	15,997,325
FQB	207,448	2,278,828	2,335,870	-	2,335,870	250	2,335,620
FVU2	5,307	56,118	68,462	-	68,462	92	68,370
FAMP	1,543,370	23,967,577	28,289,967	-	28,289,967	318	28,289,649
FEIP	3,727,508	82,318,580	97,474,341	-	97,474,341	362	97,473,979
FEIS	321,577	7,123,601	8,351,366	208	8,351,574	-	8,351,574
FF10S	3,563	47,039	51,408	123	51,531	-	51,531
FF20S	140,344	1,888,123	2,157,085	-	2,157,085	62	2,157,023
FF30S	279,863	4,062,192	5,003,957	144	5,004,101	-	5,004,101
FGP	2,369,415	153,947,170	242,699,167	6,852	242,706,019	-	242,706,019
FGS	74,453	5,100,620	7,571,902	-	7,571,902	46	7,571,856
FHIP	1,727,690	9,258,897	9,070,373	941	9,071,314	-	9,071,314
FIGBP	1,594,540	20,708,469	21,287,110	-	21,287,110	54	21,287,056
FIGBS	140,637	1,810,063	1,853,599	-	1,853,599	58	1,853,541
FMCS	286,885	9,630,985	11,656,146	-	11,656,146	1,432	11,654,714
FNRS2	49,846	757,302	782,078	84	782,162	-	782,162
FOP	1,256,954	26,598,022	36,803,600	-	36,803,600	900	36,802,700
FOS	179,481	3,782,556	5,228,286	31	5,228,317	-	5,228,317
FVSS	155,202	2,125,655	2,537,558	-	2,537,558	1,997	2,535,561
FTVDM2	98,041	823,888	1,046,096	-	1,046,096	78	1,046,018
FTVFA2	14,578	87,664	86,883	62	86,945	-	86,945
FTVGI2	66,517	1,067,480	873,367	-	873,367	46	873,321
FTVSVI	358,939	5,841,678	6,615,245	575	6,615,820	-	6,615,820
TIF	36,431	515,207	506,385	-	506,385	288	506,097
ACEG	10,747	758,481	952,505	-	952,505	172	952,333
MSVMV	18,546	353,107	373,336	-	373,336	38	373,298
OVAG	33,257	2,621,286	3,812,244	929	3,813,173	-	3,813,173
OVGS	281,739	11,613,034	16,121,107	35	16,121,142	-	16,121,142
OVSB	116,208	555,085	517,125	23	517,148	-	517,148
OVSC	46,155	1,116,740	1,452,504	3,327	1,455,831	-	1,455,831
WRASP	20,658	190,838	210,477	92	210,569	-	210,569
JABS	71,369	2,631,548	3,792,541	1,637	3,794,178	-	3,794,178
JACAS	190,395	7,242,950	10,783,979	-	10,783,979	1,303	10,782,676
JAGTS	216,909	3,114,830	4,535,558	-	4,535,558	1,643	4,533,915
JAIGS	98,321	3,127,430	4,033,125	-	4,033,125	666	4,032,459
MV2IGI	121,931	2,387,233	3,361,632	912	3,362,544	-	3,362,544
MVFIC	145,845	2,796,096	3,605,299	729	3,606,028	-	3,606,028
MVIVSC	59,978	1,617,317	2,216,795	-	2,216,795	1,014	2,215,781
MSEM	11,707	91,070	84,292	712	85,004	-	85,004
MSVFI	155,939	1,685,596	1,632,681	-	1,632,681	562	1,632,119
MSVRE	15,229	303,839	357,430	1,838	359,268	-	359,268
EIF4	742,181	11,629,506	16,921,727	-	16,921,727	100	16,921,627
GBF	55,206	605,603	600,091	-	600,091	23	600,068
GBF4	950,446	10,427,244	10,321,838	3,463	10,325,301	-	10,325,301
GEM	204,524	2,391,827	2,810,162	-	2,810,162	789	2,809,373
GIG	15,474	170,731	197,295	-	197,295	31	197,264
GVAAA2	42,672	1,083,192	1,284,436	-	1,284,436	111	1,284,325
GVABD2	16,624	209,923	203,317	-	203,317	47	203,270
GVAGG2	59,701	1,899,951	2,717,577	-	2,717,577	138	2,717,439

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2021

Subaccount*,**	Shares	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity
GVAGI2	19,811	1,077,876	1,343,990	-	1,343,990	152	1,343,838
GVAGR2	20,700	1,833,779	2,991,305	126	2,991,431	-	2,991,431
GVDMA	1,630,061	21,079,172	23,961,902	-	23,961,902	559	23,961,343
GVDMC	224,654	2,513,109	2,668,892	-	2,668,892	1,220	2,667,672
GVEX4	7,876,698	100,069,925	220,626,303	1,464	220,627,767	-	220,627,767
GVIDA	434,559	5,473,510	6,435,815	-	6,435,815	37	6,435,778
GVIDC	123,531	1,257,613	1,326,718	396	1,327,114	-	1,327,114
GVIDM	3,149,414	37,512,380	41,383,297	-	41,383,297	1,103	41,382,194
HIBF	185,787	1,208,041	1,216,907	-	1,216,907	894	1,216,013
MCIF	245,765	5,619,742	6,800,315	-	6,800,315	405	6,799,910
MSBF	111,685	1,018,070	1,021,922	685	1,022,607	-	1,022,607
NVAMV1	278,611	4,197,860	5,536,010	-	5,536,010	2,017	5,533,993
NVAMVX	250,985	3,379,407	4,979,534	-	4,979,534	109	4,979,425
NVCBD1	32,948	362,659	355,838	-	355,838	35	355,803
NVCCA1	5,014	54,273	61,469	-	61,469	6	61,463
NVCCN1	8,937	100,057	101,437	-	101,437	75	101,362
NVCMA1	15,114	139,141	169,731	72	169,803	-	169,803
NVCMC1	421	4,488	5,086	-	5,086	64	5,022
NVCMD1	36,075	380,278	444,442	-	444,442	101	444,341
NVCRA1	48,718	478,087	635,278	-	635,278	-	635,278
NVCRB1	2,207	24,257	27,547	-	27,547	90	27,457
NVDBL2	2,789	43,038	48,356	-	48,356	78	48,278
NVDCA2	799	14,164	16,158	61	16,219	-	16,219
NVIE6	22,930	241,227	289,605	-	289,605	33	289,572
NVLCP1	85,094	994,604	977,732	-	977,732	507	977,225
NVMIG1	146,491	1,578,399	1,693,433	-	1,693,433	38	1,693,395
NVMIVX	1,678,837	16,161,367	19,323,409	112	19,323,521	-	19,323,521
NVMLG1	694,157	6,914,202	7,274,769	-	7,274,769	1,652	7,273,117
NVMMG1	6,576,560	72,987,482	76,025,039	-	76,025,039	2,543	76,022,496
NVMMV2	543,289	5,076,020	5,210,145	-	5,210,145	143	5,210,002
NVNMO1	1,356,088	14,252,924	20,544,739	-	20,544,739	565	20,544,174
NVNSR2	22,190	313,443	351,039	-	351,039	113	350,926
NVOLG1	8,502,815	155,124,892	204,322,644	-	204,322,644	2,581	204,320,063
NVRE1	416,750	2,760,665	4,396,717	64	4,396,781	-	4,396,781
NVSTB2	73,394	757,105	750,091	-	750,091	59	750,032
NVTIV3	13,187	132,736	152,972	153	153,125	-	153,125
SAM4	23,540,611	23,540,611	23,540,611	-	23,540,611	2,297	23,538,314
SCF4	899,137	17,198,030	23,242,682	-	23,242,682	1,621	23,241,061
SCGF	137,448	2,293,080	2,731,083	32	2,731,115	-	2,731,115
SCVF4	1,852,737	19,910,262	21,436,171	1,663	21,437,834	-	21,437,834
TRF4	5,765,692	75,071,403	156,826,813	11,645	156,838,458	-	156,838,458
AMCG	5,406	144,073	218,072	-	218,072	3,673	214,399
AMMCGS	22,310	625,733	803,603	149	803,752	-	803,752
AMSRS	127,285	3,361,296	4,713,362	-	4,713,362	1,996	4,711,366
AMTB	532,636	5,650,050	5,582,029	-	5,582,029	290	5,581,739
PMVFBA	4,844	48,530	44,423	-	44,423	-	44,423
PMVLDA	18,524	189,456	189,497	-	189,497	43	189,454
PVEIB	15,721	380,751	484,523	-	484,523	463	484,060
PVGOB	44,065	426,941	705,918	-	705,918	110	705,808
PVTIGB	4,741	63,352	80,890	-	80,890	441	80,449
TRHS2	56,712	2,469,787	3,470,186	63	3,470,249	-	3,470,249
VWBF	314,085	2,687,540	2,525,241	201	2,525,442	-	2,525,442
VWEM	1,213,936	15,664,928	17,480,674	1,006	17,481,680	-	17,481,680
VWHA	173,463	4,031,542	4,615,862	-	4,615,862	1,535	4,614,327
VVEI	159,366	3,401,542	4,431,969	-	4,431,969	29	4,431,940
VVHGB	151,287	1,811,816	1,848,725	24	1,848,749	-	1,848,749
VVHYB	266,817	2,067,883	2,150,544	-	2,150,544	27	2,150,517
VVMCI	304,649	6,014,098	8,981,054	-	8,981,054	66	8,980,988
SVDF	22,348	707,895	955,154	-	955,154	479	954,675
SVOF	11,910	299,577	418,510	-	418,510	1,113	417,397

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2021

Subaccount*,**	Shares	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity
WFVSCG	18,670	218,158	262,122	-	262,122	230	261,892

Total (unaudited)			$1,619,789,178	$50,901	$1,619,840,079	$49,329	$1,619,790,750

*	Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).
**

For all subaccounts not included herein but listed as an investment option in note 1(b), Total Assets and Contract Owners’ Equity at the end of the period are $0. See note 1(b) for all investments available for which no policyholders were invested at December 31, 2021, if applicable.

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

Investment Activity*:	Total (unaudited)	ALVGIA	ALVSVA	AASCO	ACVI	ACVIG	ACVIP2	ACVMV1
Reinvested dividends	$13,559,549	22,887	22,231	-	243	26,240	57,350	19,730
Mortality and expense risk charges (note 3)	(10,326,415)	(19,256)	(19,261)	(265,381)	(930)	(17,770)	(12,440)	(12,159)

Net investment income (loss)	3,233,134	3,631	2,970	(265,381)	(687)	8,470	44,910	7,571

Realized gain (loss) on investments	47,560,528	45,163	58,745	996,083	3,429	13,861	9,299	84,575
Change in unrealized gain (loss) on investments	97,731,665	574,345	682,499	(15,161,296)	4,924	108,652	45,347	262,461

Net gain (loss) on investments	145,292,193	619,508	741,244	(14,165,213)	8,353	122,513	54,646	347,036

Reinvested capital gains	111,043,549	-	-	11,869,323	4,311	364,498	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$259,568,876	623,139	744,214	(2,561,271)	11,977	495,481	99,556	354,607

Investment Activity*:	ACVU1	MLVGA2	DCAP	DSC	DSIF	DVSCS	FQB	FVU2
Reinvested dividends	$-	12,788	14,676	1,009	167,406	103,019	55,515	1,140
Mortality and expense risk charges (note 3)	(2,132)	(12,299)	(24,419)	(4,897)	(107,561)	(112,726)	(16,197)	(465)

Net investment income (loss)	(2,132)	489	(9,743)	(3,888)	59,845	(9,707)	39,318	675

Realized gain (loss) on investments	8,112	11,704	1,084,110	66,281	1,008,395	414,797	(228)	644
Change in unrealized gain (loss) on investments	42,409	(152,550)	(573,345)	57,795	1,847,940	2,681,242	(105,922)	9,056

Net gain (loss) on investments	50,521	(140,846)	510,765	124,076	2,856,335	3,096,039	(106,150)	9,700

Reinvested capital gains	23,216	229,616	364,282	-	643,868	210,951	19,255	-

Net increase (decrease) in contract owners’ equity resulting from operations	$71,605	89,259	865,304	120,188	3,560,048	3,297,283	(47,577)	10,375

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

Investment Activity*:	FAMP	FEIP	FEIS	FF10S	FF20S	FF30S	FGP	FGS
Reinvested dividends	$448,291	1,757,999	142,310	484	21,413	48,412	-	-
Mortality and expense risk charges (note 3)	(182,165)	(609,046)	(59,033)	(364)	(15,624)	(37,653)	(1,496,479)	(53,398)

Net investment income (loss)	266,126	1,148,953	83,277	120	5,789	10,759	(1,496,479)	(53,398)

Realized gain (loss) on investments	524,536	2,242,466	130,544	1,144	100,434	282,374	12,781,788	298,778
Change in unrealized gain (loss) on investments	1,510,058	5,957,650	555,129	(445)	(40,745)	56,748	(12,598,887)	(307,901)

Net gain (loss) on investments	2,034,594	8,200,116	685,673	699	59,689	339,122	182,901	(9,123)

Reinvested capital gains	153,318	10,288,688	887,858	1,733	122,458	209,309	47,055,391	1,474,611

Net increase (decrease) in contract owners’ equity resulting from operations	$2,454,038	19,637,757	1,656,808	2,552	187,936	559,190	45,741,813	1,412,090

Investment Activity*:	FHIP	FIGBP	FIGBS	FMCS	FNRS2	FOP	FOS	FVSS
Reinvested dividends	$477,095	427,364	34,608	56,585	17,025	183,944	21,755	33,930
Mortality and expense risk charges (note 3)	(58,913)	(144,473)	(13,265)	(77,069)	(5,351)	(233,512)	(36,350)	(16,661)

Net investment income (loss)	418,182	282,891	21,343	(20,484)	11,674	(49,568)	(14,595)	17,269

Realized gain (loss) on investments	76,203	93,162	2,943	169,765	(39,368)	796,832	57,586	49,997
Change in unrealized gain (loss) on investments	(164,919)	(1,225,483)	(99,224)	458,625	324,271	2,675,668	415,852	336,140

Net gain (loss) on investments	(88,716)	(1,132,321)	(96,281)	628,390	284,903	3,472,500	473,438	386,137

Reinvested capital gains	-	572,819	48,679	1,768,966	-	2,604,555	365,418	200,853

Net increase (decrease) in contract owners’ equity resulting from operations	$329,466	(276,611)	(26,259)	2,376,872	296,577	6,027,487	824,261	604,259

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

Investment Activity*:	FTVDM2	FTVFA2	FTVGI2	FTVRDI	FTVSVI	TIF	ACEG	MSVMV
Reinvested dividends	$9,795	1,445	-	88,772	74,015	11,756	-	1,560
Mortality and expense risk charges (note 3)	(8,247)	(618)	(6,926)	(50,493)	(45,631)	(3,561)	(6,493)	(1,437)

Net investment income (loss)	1,548	827	(6,926)	38,279	28,384	8,195	(6,493)	123

Realized gain (loss) on investments	29,097	(1,486)	(96,157)	2,630,936	(172,149)	6,051	24,204	69
Change in unrealized gain (loss) on investments	(119,134)	9,122	43,763	(1,078,729)	1,324,304	10,192	(31,708)	20,229

Net gain (loss) on investments	(90,037)	7,636	(52,394)	1,552,207	1,152,155	16,243	(7,504)	20,298

Reinvested capital gains	22,450	-	-	268,753	165,075	-	108,819	-

Net increase (decrease) in contract owners’ equity resulting from operations	$(66,039)	8,463	(59,320)	1,859,239	1,345,614	24,438	94,822	20,421

Investment Activity*:	OVAG	OVGI	OVGS	OVSB	OVSC	WRASP	JABS	JACAS
Reinvested dividends	$-	22,914	-	22,934	5,271	3,282	24,069	-
Mortality and expense risk charges (note 3)	(26,003)	(20,734)	(114,546)	(3,613)	(9,870)	(1,519)	(23,836)	(73,983)

Net investment income (loss)	(26,003)	2,180	(114,546)	19,321	(4,599)	1,763	233	(73,983)

Realized gain (loss) on investments	49,543	711,885	391,652	(9,080)	23,337	1,317	122,182	147,649
Change in unrealized gain (loss) on investments	164,760	(114,619)	1,059,198	(31,038)	157,232	(5,656)	391,382	610,930

Net gain (loss) on investments	214,303	597,266	1,450,850	(40,118)	180,569	(4,339)	513,564	758,579

Reinvested capital gains	389,800	186,795	799,047	-	88,635	21,148	26,674	1,264,700

Net increase (decrease) in contract owners’ equity resulting from operations	$578,100	786,241	2,135,351	(20,797)	264,605	18,572	540,471	1,949,296

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

Investment Activity*:	JAGTS	JAIGS	MV2IGI	MVFIC	MVIVSC	MSEM	MSVFI	MSVRE
Reinvested dividends	$5,005	39,573	7,485	44,822	3,027	4,511	41,350	9,066
Mortality and expense risk charges (note 3)	(31,714)	(25,283)	(20,261)	(23,373)	(13,868)	(580)	(7,321)	(2,564)

Net investment income (loss)	(26,709)	14,290	(12,776)	21,449	(10,841)	3,931	34,029	6,502

Realized gain (loss) on investments	675,664	35,033	79,851	40,320	108,142	(1,353)	11,629	14,741
Change in unrealized gain (loss) on investments	(534,694)	346,941	216,279	582,468	43,906	(5,009)	(125,470)	114,452

Net gain (loss) on investments	140,970	381,974	296,130	622,788	152,048	(6,362)	(113,841)	129,193

Reinvested capital gains	573,799	-	398,645	74,641	58,703	-	68,535	-

Net increase (decrease) in contract owners’ equity resulting from operations	$688,060	396,264	681,999	718,878	199,910	(2,431)	(11,277)	135,695

Investment Activity*:	EIF4	GBF	GBF4	GEM	GIG	GVAAA2	GVABD2	GVAGG2
Reinvested dividends	$212,233	9,547	171,264	27,943	4,794	13,357	3,716	-
Mortality and expense risk charges (note 3)	(115,014)	(4,256)	(66,200)	(21,688)	(1,382)	(8,904)	(1,443)	(19,506)

Net investment income (loss)	97,219	5,291	105,064	6,255	3,412	4,453	2,273	(19,506)

Realized gain (loss) on investments	1,288,655	272	(13,169)	79,200	9,483	10,384	10,946	20,766
Change in unrealized gain (loss) on investments	1,354,907	(21,548)	(374,736)	(317,704)	8,522	129,725	(17,981)	288,591

Net gain (loss) on investments	2,643,562	(21,276)	(387,905)	(238,504)	18,005	140,109	(7,035)	309,357

Reinvested capital gains	169,708	-	-	-	-	7,310	1,034	69,360

Net increase (decrease) in contract owners’ equity resulting from operations	$2,910,489	(15,985)	(282,841)	(232,249)	21,417	151,872	(3,728)	359,211

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

Investment Activity*:	GVAGI2	GVAGR2	GVDMA	GVDMC	GVEX4	GVIDA	GVIDC	GVIDM
Reinvested dividends	$13,111	-	36,086	5,401	4,259,802	8,301	3,031	78,199
Mortality and expense risk charges (note 3)	(9,216)	(20,722)	(172,762)	(19,021)	(1,355,381)	(47,465)	(9,355)	(259,092)

Net investment income (loss)	3,895	(20,722)	(136,676)	(13,620)	2,904,421	(39,164)	(6,324)	(180,893)

Realized gain (loss) on investments	2,253	26,498	457,831	(219)	8,912,017	162,550	118	665,025
Change in unrealized gain (loss) on investments	219,568	460,728	2,139,394	144,904	35,857,311	645,657	24,867	2,776,060

Net gain (loss) on investments	221,821	487,226	2,597,225	144,685	44,769,328	808,207	24,985	3,441,085

Reinvested capital gains	22,668	46,058	348,745	22,113	1,471,313	107,019	8,141	467,583

Net increase (decrease) in contract owners’ equity resulting from operations	$248,384	512,562	2,809,294	153,178	49,145,062	876,062	26,802	3,727,775

Investment Activity*:	HIBF	MCIF	MSBF	NVAMV1	NVAMVX	NVCBD1	NVCCA1	NVCCN1
Reinvested dividends	$56,838	78,278	56,135	64,548	63,422	6,888	162	17
Mortality and expense risk charges (note 3)	(8,466)	(46,762)	(7,132)	(36,407)	(33,957)	(2,374)	(435)	(245)

Net investment income (loss)	48,372	31,516	49,003	28,141	29,465	4,514	(273)	(228)

Realized gain (loss) on investments	(5,617)	85,479	2,768	78,576	223,178	686	569	334
Change in unrealized gain (loss) on investments	7,226	1,118,680	(7,373)	1,353,215	1,107,734	(20,780)	7,648	816

Net gain (loss) on investments	1,609	1,204,159	(4,605)	1,431,791	1,330,912	(20,094)	8,217	1,150

Reinvested capital gains	-	113,640	-	-	-	9,505	-	18

Net increase (decrease) in contract owners’ equity resulting from operations	$49,981	1,349,315	44,398	1,459,932	1,360,377	(6,075)	7,944	940

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

Investment Activity*:	NVCMA1	NVCMC1	NVCMD1	NVCRA1	NVCRB1	NVDBL2	NVDCA2	NVIE6
Reinvested dividends	$392	12	1,119	1,143	66	93	29	6,677
Mortality and expense risk charges (note 3)	(1,198)	(34)	(2,969)	(4,386)	(185)	(352)	(125)	(1,979)

Net investment income (loss)	(806)	(22)	(1,850)	(3,243)	(119)	(259)	(96)	4,698

Realized gain (loss) on investments	1,435	67	2,512	10,225	140	354	261	11,796
Change in unrealized gain (loss) on investments	24,411	353	45,321	93,878	2,391	2,829	1,327	15,170

Net gain (loss) on investments	25,846	420	47,833	104,103	2,531	3,183	1,588	26,966

Reinvested capital gains	-	1	-	-	-	443	262	-

Net increase (decrease) in contract owners’ equity resulting from operations	$25,040	399	45,983	100,860	2,412	3,367	1,754	31,664

Investment Activity*:	NVLCP1	NVMIG1	NVMIVX	NVMLG1	NVMMG1	NVMMV2	NVNMO1	NVNSR2
Reinvested dividends	$17,408	6,717	643,233	-	96,371	37,452	58,257	1,045
Mortality and expense risk charges (note 3)	(1,008)	(12,769)	(128,232)	(46,337)	(538,144)	(36,097)	(124,871)	(2,033)

Net investment income (loss)	16,400	(6,052)	515,001	(46,337)	(441,773)	1,355	(66,614)	(988)

Realized gain (loss) on investments	(748)	5,896	424,182	(181,972)	453,544	(106,978)	549,841	4,748
Change in unrealized gain (loss) on investments	(16,751)	(88,630)	882,867	1,254,875	(14,897,276)	1,126,009	3,470,619	20,902

Net gain (loss) on investments	(17,499)	(82,734)	1,307,049	1,072,903	(14,443,732)	1,019,031	4,020,460	25,650

Reinvested capital gains	347	57,056	-	1,121,290	10,689,874	-	387,881	36,679

Net increase (decrease) in contract owners’ equity resulting from operations	$(752)	(31,730)	1,822,050	2,147,856	(4,195,631)	1,020,386	4,341,727	61,341

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

Investment Activity*:	NVOLG1	NVRE1	NVSTB2	NVTIV3	SAM4	SCF4	SCGF	SCVF4
Reinvested dividends	$914,579	42,224	7,640	3,795	6	-	-	-
Mortality and expense risk charges (note 3)	(1,162,345)	(28,640)	(5,116)	(2,099)	(166,397)	(153,073)	(20,056)	(143,520)

Net investment income (loss)	(247,766)	13,584	2,524	1,696	(166,391)	(153,073)	(20,056)	(143,520)

Realized gain (loss) on investments	241,285	104,534	1,056	24,777	-	23,745	21,852	(443,741)
Change in unrealized gain (loss) on investments	41,298,984	1,373,604	(12,893)	12,409	-	5,530,362	23,727	5,942,744

Net gain (loss) on investments	41,540,269	1,478,138	(11,837)	37,186	-	5,554,107	45,579	5,499,003

Reinvested capital gains	2,919,342	-	-	-	-	229,986	235,659	-

Net increase (decrease) in contract owners’ equity resulting from operations	$44,211,845	1,491,722	(9,313)	38,882	(166,391)	5,631,020	261,182	5,355,483

Investment Activity*:	TRF4	AMCG	AMMCGS	AMSRS	AMTB	PMVFBA	PMVLDA	PMVTRA
Reinvested dividends	$1,138,391	-	-	16,764	142,306	2,871	1,153	17,004
Mortality and expense risk charges (note 3)	(827,212)	(1,303)	(5,610)	(27,429)	(38,695)	(351)	(1,645)	(5,980)

Net investment income (loss)	311,179	(1,303)	(5,610)	(10,665)	103,611	2,520	(492)	11,024

Realized gain (loss) on investments	7,049,625	5,632	64,237	77,953	(10,524)	(454)	4,003	(20,110)
Change in unrealized gain (loss) on investments	14,148,145	(2,711)	(57,996)	742,214	(87,899)	(6,137)	(6,446)	(59,006)

Net gain (loss) on investments	21,197,770	2,921	6,241	820,167	(98,423)	(6,591)	(2,443)	(79,116)

Reinvested capital gains	6,742,385	22,988	91,948	85,722	-	84	-	38,218

Net increase (decrease) in contract owners’ equity resulting from operations	$28,251,334	24,606	92,579	895,224	5,188	(3,987)	(2,935)	(29,874)

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2021

Investment Activity*:	PVEIB	PVGOB	PVTIGB	TRHS2	VWBF	VWEM	VWHA	VVEI
Reinvested dividends	$5,308	-	984	-	132,027	180,393	20,541	81,484
Mortality and expense risk charges (note 3)	(3,265)	(4,354)	(524)	(24,779)	(17,016)	(130,934)	(31,886)	(39,461)

Net investment income (loss)	2,043	(4,354)	460	(24,779)	115,011	49,459	(11,345)	42,023

Realized gain (loss) on investments	11,360	22,892	1,594	217,659	(9,802)	468,902	(131,831)	74,837
Change in unrealized gain (loss) on investments	74,515	49,799	1,474	(17,488)	(227,519)	(3,346,471)	922,458	694,891

Net gain (loss) on investments	85,875	72,691	3,068	200,171	(237,321)	(2,877,569)	790,627	769,728

Reinvested capital gains	16,526	59,698	3,033	219,979	-	440,514	-	75,241

Net increase (decrease) in contract owners’ equity resulting from operations	$104,444	128,035	6,561	395,371	(122,310)	(2,387,596)	779,282	886,992

Investment Activity*:	VVHGB	VVHYB	VVMCI	SVDF	SVOF	WFVSCG	AVBVI
Reinvested dividends	$34,749	82,896	92,428	-	166	-	2,652
Mortality and expense risk charges (note 3)	(16,461)	(19,097)	(79,963)	(6,396)	(2,484)	(2,060)	(637)

Net investment income (loss)	18,288	63,799	12,465	(6,396)	(2,318)	(2,060)	2,015

Realized gain (loss) on investments	(502)	6,399	249,560	55,556	9,439	3,353	46,125
Change in unrealized gain (loss) on investments	(77,248)	(16,153)	911,272	(182,419)	57,963	(13,761)	12,330

Net gain (loss) on investments	(77,750)	(9,754)	1,160,832	(126,863)	67,402	(10,408)	58,455

Reinvested capital gains	13,934	-	551,604	79,288	20,045	30,174	8,938

Net increase (decrease) in contract owners’ equity resulting from operations	$(45,528)	54,045	1,724,901	(53,971)	85,129	17,706	69,408

*

For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2021, if applicable.

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	Total (unaudited)		ALVGIA		ALVSVA		AASCO
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$3,233,134	7,853,674	3,631	22,635	2,970	9,876	(265,381)	194,745
Realized gain (loss) on investments	47,560,528	17,138,682	45,163	(14,502)	58,745	(179,632)	996,083	966,205
Change in unrealized gain (loss) on investments	97,731,665	137,005,148	574,345	(126,768)	682,499	75,777	(15,161,296)	13,656,974
Reinvested capital gains	111,043,549	78,525,002	-	112,120	-	86,362	11,869,323	2,340,105

Net increase (decrease) in contract owners’ equity resulting from operations	259,568,876	240,522,506	623,139	(6,515)	744,214	(7,617)	(2,561,271)	17,158,029

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	38,582,985	41,504,773	323,746	48,611	501,314	4,714	461,393	224,949
Transfers between funds	21,462	(8,907)	(5)	20	3	8	(39,834)	11,770
Surrenders (notes 2, 3, 4, 5 and 6)	(161,255,420)	(172,575,737)	(394,931)	(353,571)	(363,433)	(400,572)	(2,469,335)	(5,113,881)
Adjustments to maintain reserves	36,983,861	38,921,873	91,667	87,329	67,249	66,895	872,293	790,739

Net equity transactions	(85,667,112)	(92,157,998)	20,477	(217,611)	205,133	(328,955)	(1,175,483)	(4,086,423)

Net change in contract owners’ equity	173,901,764	148,364,508	643,616	(224,126)	949,347	(336,572)	(3,736,754)	13,071,606
Contract owners’ equity at beginning of period	1,445,888,986	1,297,524,478	2,271,479	2,495,605	2,083,755	2,420,327	40,651,509	27,579,903

Contract owners’ equity at end of period	$1,619,790,750	1,445,888,986	2,915,095	2,271,479	3,033,102	2,083,755	36,914,755	40,651,509

CHANGE IN UNITS:
Beginning units	2,160,253	2,251,340	5,266	5,753	3,612	4,259	47,677	54,592
Units purchased	209,061	423,029	953	452	902	258	3,839	2,540
Units surrendered	(320,643)	(514,115)	(697)	(939)	(488)	(905)	(4,644)	(9,455)

Ending units	2,048,671	2,160,253	5,522	5,266	4,026	3,612	46,872	47,677

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	ACVI		ACVIG		ACVIP2		ACVMV1
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$(687)	(148)	8,470	24,561	44,910	13,600	7,571	14,962
Realized gain (loss) on investments	3,429	(41)	13,861	16,422	9,299	(4,715)	84,575	(7,092)
Change in unrealized gain (loss) on investments	4,924	27,704	108,652	72,756	45,347	113,695	262,461	926
Reinvested capital gains	4,311	1,847	364,498	101,156	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	11,977	29,362	495,481	214,895	99,556	122,580	354,607	8,796

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	-	6,757	3,696	9,327	102,519	466,812	158,696	88,719
Transfers between funds	-	-	3	-	1	7	-	-
Surrenders (notes 2, 3, 4, 5 and 6)	(11,382)	(19,561)	(349,418)	(290,297)	(113,665)	(165,990)	(387,077)	(173,755)
Adjustments to maintain reserves	1,638	8,803	85,563	75,448	58,116	78,560	65,177	68,967

Net equity transactions	(9,744)	(4,001)	(260,156)	(205,522)	46,971	379,389	(163,204)	(16,069)

Net change in contract owners’ equity	2,233	25,361	235,325	9,373	146,527	501,969	191,403	(7,273)
Contract owners’ equity at beginning of period	150,782	125,421	2,240,731	2,231,358	1,757,573	1,255,604	1,554,830	1,562,103

Contract owners’ equity at end of period	$153,015	150,782	2,476,056	2,240,731	1,904,100	1,757,573	1,746,233	1,554,830

CHANGE IN UNITS:
Beginning units	49	51	5,503	6,046	9,069	6,743	4,118	4,159
Units purchased	1	7	220	322	1,127	3,425	561	593
Units surrendered	(4)	(9)	(742)	(865)	(878)	(1,099)	(897)	(634)

Ending units	46	49	4,981	5,503	9,318	9,069	3,782	4,118

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	ACVU1		MLVGA2		DCAP		DSC
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$(2,132)	(1,584)	489	5,296	(9,743)	1,986	(3,888)	1,318
Realized gain (loss) on investments	8,112	5,956	11,704	17,879	1,084,110	(1,337)	66,281	(31,186)
Change in unrealized gain (loss) on investments	42,409	81,606	(152,550)	162,833	(573,345)	418,064	57,795	164,486
Reinvested capital gains	23,216	23,641	229,616	72,639	364,282	252,036	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	71,605	109,619	89,259	258,647	865,304	670,749	120,188	134,618

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	-	-	68,734	2,425	746	76,482	50,770	5,561
Transfers between funds	-	-	-	-	1	(21)	14	3
Surrenders (notes 2, 3, 4, 5 and 6)	(15,321)	(17,782)	(82,551)	(215,687)	(4,512,268)	(350,484)	(544,248)	(251,436)
Adjustments to maintain reserves	3,622	4,908	37,676	41,192	105,315	117,982	22,917	24,723

Net equity transactions	(11,699)	(12,874)	23,859	(172,070)	(4,406,206)	(156,041)	(470,547)	(221,149)

Net change in contract owners’ equity	59,906	96,745	113,118	86,577	(3,540,902)	514,708	(350,359)	(86,531)
Contract owners’ equity at beginning of period	329,124	232,379	1,539,058	1,452,481	3,540,902	3,026,194	879,777	966,308

Contract owners’ equity at end of period	$389,030	329,124	1,652,176	1,539,058	-	3,540,902	529,418	879,777

CHANGE IN UNITS:
Beginning units	58	61	6,559	7,422	8,263	8,647	1,576	1,645
Units purchased	1	1	473	256	262	601	150	117
Units surrendered	(3)	(4)	(374)	(1,119)	(8,525)	(985)	(433)	(186)

Ending units	56	58	6,658	6,559	-	8,263	1,293	1,576

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	DSIF		DVSCS		FQB		FVU2
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$59,845	126,262	(9,707)	35,653	39,318	47,931	675	1,063
Realized gain (loss) on investments	1,008,395	687,079	414,797	135,415	(228)	(13,049)	644	(267)
Change in unrealized gain (loss) on investments	1,847,940	302,189	2,681,242	409,114	(105,922)	105,425	9,056	(1,009)
Reinvested capital gains	643,868	747,584	210,951	644,659	19,255	6,881	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	3,560,048	1,863,114	3,297,283	1,224,841	(47,577)	147,188	10,375	(213)

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	187,712	525,635	500,052	175,545	-	302	-	-
Transfers between funds	(92)	4	(12)	(13)	(2)	-	-	-
Surrenders (notes 2, 3, 4, 5 and 6)	(1,894,984)	(1,700,800)	(1,285,028)	(914,801)	(89,897)	(475,691)	(5,135)	(6,170)
Adjustments to maintain reserves	342,571	368,754	389,578	387,165	188,428	130,787	4,038	3,680

Net equity transactions	(1,364,793)	(806,407)	(395,410)	(352,104)	98,529	(344,602)	(1,097)	(2,490)

Net change in contract owners’ equity	2,195,255	1,056,707	2,901,873	872,737	50,952	(197,414)	9,278	(2,703)
Contract owners’ equity at beginning of period	13,427,141	12,370,434	13,095,452	12,222,715	2,284,668	2,482,082	59,092	61,795

Contract owners’ equity at end of period	$15,622,396	13,427,141	15,997,325	13,095,452	2,335,620	2,284,668	68,370	59,092

CHANGE IN UNITS:
Beginning units	25,534	27,522	22,652	23,055	10,830	12,496	545	569
Units purchased	1,242	2,541	1,095	2,474	1,549	1,214	37	45
Units surrendered	(2,802)	(4,529)	(2,159)	(2,877)	(1,021)	(2,880)	(46)	(69)

Ending units	23,974	25,534	21,588	22,652	11,358	10,830	536	545

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	FAMP		FEIP		FEIS		FF10S
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$266,126	250,042	1,148,953	996,446	83,277	76,078	120	183
Realized gain (loss) on investments	524,536	367,516	2,242,466	1,005,026	130,544	65,052	1,144	2,786
Change in unrealized gain (loss) on investments	1,510,058	2,557,459	5,957,650	(1,086,542)	555,129	(3,239)	(445)	853
Reinvested capital gains	153,318	332,044	10,288,688	3,514,560	887,858	278,301	1,733	2,494

Net increase (decrease) in contract owners’ equity resulting from operations	2,454,038	3,507,061	19,637,757	4,429,490	1,656,808	416,192	2,552	6,316

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	129,180	333,387	729,180	344,003	-	(102,145)	-	-
Transfers between funds	58,355	(77,343)	(42,114)	(10,735)	2	5	-	-
Surrenders (notes 2, 3, 4, 5 and 6)	(2,900,621)	(3,914,062)	(9,568,936)	(8,402,785)	(679,883)	(198,284)	(12,382)	(27,744)
Adjustments to maintain reserves	1,106,027	1,236,325	2,784,331	2,793,044	293,258	296,632	11,066	11,875

Net equity transactions	(1,607,059)	(2,421,693)	(6,097,539)	(5,276,473)	(386,623)	(3,792)	(1,316)	(15,869)

Net change in contract owners’ equity	846,979	1,085,368	13,540,218	(846,983)	1,270,185	412,400	1,236	(9,553)
Contract owners’ equity at beginning of period	27,442,670	26,357,302	83,933,761	84,780,744	7,081,389	6,668,989	50,295	59,848

Contract owners’ equity at end of period	$28,289,649	27,442,670	97,473,979	83,933,761	8,351,574	7,081,389	51,531	50,295

CHANGE IN UNITS:
Beginning units	33,792	37,478	72,098	76,936	20,295	20,212	214	282
Units purchased	2,314	3,100	3,676	6,561	828	1,508	49	60
Units surrendered	(4,640)	(6,786)	(8,919)	(11,399)	(1,804)	(1,425)	(56)	(128)

Ending units	31,466	33,792	66,855	72,098	19,319	20,295	207	214

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	FF20S		FF30S		FGP		FGS
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$5,789	9,554	10,759	20,975	(1,496,479)	(740,094)	(53,398)	(24,889)
Realized gain (loss) on investments	100,434	79,759	282,374	199,717	12,781,788	9,952,810	298,778	400,486
Change in unrealized gain (loss) on investments	(40,745)	66,976	56,748	272,741	(12,598,887)	39,663,836	(307,901)	1,163,577
Reinvested capital gains	122,458	125,181	209,309	188,998	47,055,391	16,760,242	1,474,611	512,130

Net increase (decrease) in contract owners’ equity resulting from operations	187,936	281,470	559,190	682,431	45,741,813	65,636,794	1,412,090	2,051,304

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	96,676	14,845	416,011	304,218	1,492,557	1,363,471	7,086	17,710
Transfers between funds	-	-	-	(57)	(305,548)	(556,748)	(1)	23
Surrenders (notes 2, 3, 4, 5 and 6)	(430,639)	(347,259)	(936,631)	(115,239)	(18,079,271)	(22,460,762)	(511,170)	(679,584)
Adjustments to maintain reserves	65,478	63,978	116,729	101,802	3,967,827	4,034,095	178,518	174,338

Net equity transactions	(268,485)	(268,436)	(403,891)	290,724	(12,924,435)	(17,619,944)	(325,567)	(487,513)

Net change in contract owners’ equity	(80,549)	13,034	155,299	973,155	32,817,378	48,016,850	1,086,523	1,563,791
Contract owners’ equity at beginning of period	2,237,572	2,224,538	4,848,802	3,875,647	209,888,641	161,871,791	6,485,333	4,921,542

Contract owners’ equity at end of period	$2,157,023	2,237,572	5,004,101	4,848,802	242,706,019	209,888,641	7,571,856	6,485,333

CHANGE IN UNITS:
Beginning units	8,481	9,622	16,444	15,232	102,405	113,469	9,779	10,588
Units purchased	671	424	1,791	1,635	4,292	5,713	304	420
Units surrendered	(1,637)	(1,565)	(3,007)	(423)	(10,144)	(16,777)	(737)	(1,229)

Ending units	7,515	8,481	15,228	16,444	96,553	102,405	9,346	9,779

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	FHIP		FIGBP		FIGBS		FMCS
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$418,182	397,201	282,891	364,680	21,343	27,983	(20,484)	(12,876)
Realized gain (loss) on investments	76,203	65,346	93,162	137,889	2,943	7,278	169,765	(193,934)
Change in unrealized gain (loss) on investments	(164,919)	(312,096)	(1,225,483)	1,304,084	(99,224)	105,212	458,625	1,573,302
Reinvested capital gains	-	-	572,819	8,104	48,679	631	1,768,966	-

Net increase (decrease) in contract owners’ equity resulting from operations	329,466	150,451	(276,611)	1,814,757	(26,259)	141,104	2,376,872	1,366,492

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	59,900	123,353	269,765	965,575	-	4,302	48,727	133,115
Transfers between funds	73,139	(46,036)	317,980	122,549	-	-	(87)	22
Surrenders (notes 2, 3, 4, 5 and 6)	(823,635)	(1,206,605)	(1,911,974)	(3,411,819)	(8,489)	(90,246)	(994,111)	(1,699,794)
Adjustments to maintain reserves	315,818	397,799	841,258	947,224	85,538	83,872	345,190	327,562

Net equity transactions	(374,778)	(731,489)	(482,971)	(1,376,471)	77,049	(2,072)	(600,281)	(1,239,095)

Net change in contract owners’ equity	(45,312)	(581,038)	(759,582)	438,286	50,790	139,032	1,776,591	127,397
Contract owners’ equity at beginning of period	9,116,626	9,697,664	22,046,638	21,608,352	1,802,751	1,663,719	9,878,123	9,750,726

Contract owners’ equity at end of period	$9,071,314	9,116,626	21,287,056	22,046,638	1,853,541	1,802,751	11,654,714	9,878,123

CHANGE IN UNITS:
Beginning units	17,996	19,581	46,547	50,062	9,249	9,256	13,003	15,100
Units purchased	1,503	2,016	5,653	6,849	1,085	906	542	1,055
Units surrendered	(2,289)	(3,601)	(6,156)	(10,364)	(683)	(913)	(1,257)	(3,152)

Ending units	17,210	17,996	46,044	46,547	9,651	9,249	12,288	13,003

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	FNRS2		FOP		FOS		FVSS
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$11,674	9,948	(49,568)	(14,813)	(14,595)	(15,043)	17,269	8,100
Realized gain (loss) on investments	(39,368)	(125,017)	796,832	265,483	57,586	25,612	49,997	(96,374)
Change in unrealized gain (loss) on investments	324,271	(162,612)	2,675,668	3,785,129	415,852	533,764	336,140	65,358
Reinvested capital gains	-	-	2,604,555	131,536	365,418	17,116	200,853	96,871

Net increase (decrease) in contract owners’ equity resulting from operations	296,577	(277,681)	6,027,487	4,167,335	824,261	561,449	604,259	73,955

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	54,317	52,153	313,420	242,096	39	-	501,196	44,576
Transfers between funds	(2)	-	117,573	(9,442)	(1)	(7)	-	5
Surrenders (notes 2, 3, 4, 5 and 6)	(210,542)	(72,222)	(3,332,753)	(3,555,727)	(226,272)	(275,626)	(563,457)	(335,805)
Adjustments to maintain reserves	64,291	75,200	1,131,954	1,048,795	196,609	185,946	88,649	90,957

Net equity transactions	(91,936)	55,131	(1,769,806)	(2,274,278)	(29,625)	(89,687)	26,388	(200,267)

Net change in contract owners’ equity	204,641	(222,550)	4,257,681	1,893,057	794,636	471,762	630,647	(126,312)
Contract owners’ equity at beginning of period	577,521	800,071	32,545,019	30,651,962	4,433,681	3,961,919	1,904,914	2,031,226

Contract owners’ equity at end of period	$782,162	577,521	36,802,700	32,545,019	5,228,317	4,433,681	2,535,561	1,904,914

CHANGE IN UNITS:
Beginning units	5,724	5,283	60,313	65,416	12,695	13,004	3,749	4,247
Units purchased	915	2,045	3,819	5,631	726	869	1,082	368
Units surrendered	(1,600)	(1,604)	(6,615)	(10,734)	(807)	(1,178)	(819)	(866)

Ending units	5,039	5,724	57,517	60,313	12,614	12,695	4,012	3,749

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	FTVDM2		FTVFA2		FTVGI2		FTVRDI
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$1,548	33,622	827	523	(6,926)	92,323	38,279	56,971
Realized gain (loss) on investments	29,097	(4,965)	(1,486)	(1,433)	(96,157)	(43,183)	2,630,936	(32,808)
Change in unrealized gain (loss) on investments	(119,134)	99,775	9,122	(9,957)	43,763	(122,950)	(1,078,729)	622,663
Reinvested capital gains	22,450	25,513	-	18,576	-	-	268,753	364,215

Net increase (decrease) in contract owners’ equity resulting from operations	(66,039)	153,945	8,463	7,709	(59,320)	(73,810)	1,859,239	1,011,041

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	5	3	-	-	54	14,250	173,053	61,839
Transfers between funds	(4)	-	-	-	1	-	(11)	(84)
Surrenders (notes 2, 3, 4, 5 and 6)	(86,060)	(137,220)	(4,988)	(4,762)	(229,530)	(128,086)	(10,041,752)	(1,059,690)
Adjustments to maintain reserves	46,046	49,901	5,576	5,529	49,389	58,518	206,993	289,747

Net equity transactions	(40,013)	(87,316)	588	767	(180,086)	(55,318)	(9,661,717)	(708,188)

Net change in contract owners’ equity	(106,052)	66,629	9,051	8,476	(239,406)	(129,128)	(7,802,478)	302,853
Contract owners’ equity at beginning of period	1,152,070	1,085,441	77,894	69,418	1,112,727	1,241,855	7,802,478	7,499,625

Contract owners’ equity at end of period	$1,046,018	1,152,070	86,945	77,894	873,321	1,112,727	-	7,802,478

CHANGE IN UNITS:
Beginning units	7,734	8,476	431	426	11,685	12,266	12,179	13,684
Units purchased	552	511	32	36	830	1,031	714	817
Units surrendered	(780)	(1,253)	(29)	(31)	(2,791)	(1,612)	(12,893)	(2,322)

Ending units	7,506	7,734	434	431	9,724	11,685	-	12,179

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	FTVSVI		TIF		ACEG		MSVMV
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$28,384	44,541	8,195	15,151	(6,493)	(4,200)	123	-
Realized gain (loss) on investments	(172,149)	(277,146)	6,051	(32,098)	24,204	26,320	69	-
Change in unrealized gain (loss) on investments	1,324,304	224,689	10,192	(9,210)	(31,708)	166,312	20,229	-
Reinvested capital gains	165,075	273,671	-	-	108,819	50,312	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	1,345,614	265,755	24,438	(26,157)	94,822	238,744	20,421	-

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	332,882	188,151	-	3	53,810	78,979	353,106	-
Transfers between funds	(15)	9	(16)	1	4	-	-	-
Surrenders (notes 2, 3, 4, 5 and 6)	(698,364)	(382,902)	(84,783)	(88,534)	(56,598)	(87,923)	(3,918)	-
Adjustments to maintain reserves	157,508	162,504	9,002	11,631	28,047	27,622	3,689	-

Net equity transactions	(207,989)	(32,238)	(75,797)	(76,899)	25,263	18,678	352,877	-

Net change in contract owners’ equity	1,137,625	233,517	(51,359)	(103,056)	120,085	257,422	373,298	-
Contract owners’ equity at beginning of period	5,478,195	5,244,678	557,456	660,512	832,248	574,826	-	-

Contract owners’ equity at end of period	$6,615,820	5,478,195	506,097	557,456	952,333	832,248	373,298	-

CHANGE IN UNITS:
Beginning units	9,867	9,849	920	1,003	2,149	2,130	-	-
Units purchased	940	1,119	9	9	237	322	357	-
Units surrendered	(1,253)	(1,101)	(85)	(92)	(151)	(303)	(4)	-

Ending units	9,554	9,867	844	920	2,235	2,149	353	-

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	OVAG		OVGI		OVGS		OVSB
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$(26,003)	(13,050)	2,180	28,781	(114,546)	25,137	19,321	23,625
Realized gain (loss) on investments	49,543	37,327	711,885	11,361	391,652	144,478	(9,080)	(11,127)
Change in unrealized gain (loss) on investments	164,760	1,026,199	(114,619)	54,479	1,059,198	2,631,886	(31,038)	1,487
Reinvested capital gains	389,800	-	186,795	284,191	799,047	457,232	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	578,100	1,050,476	786,241	378,812	2,135,351	3,258,733	(20,797)	13,985

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	192,887	2,250,844	15,752	35,397	7,361	(89,426)	23,747	-
Transfers between funds	-	(1)	-	6	(30)	(134)	-	-
Surrenders (notes 2, 3, 4, 5 and 6)	(122,936)	(202,273)	(4,148,351)	(275,462)	(1,215,942)	(1,467,360)	(35,951)	(1,062)
Adjustments to maintain reserves	43,284	22,792	109,570	126,238	414,098	426,746	31,665	35,292

Net equity transactions	113,235	2,071,362	(4,023,029)	(113,821)	(794,513)	(1,130,174)	19,461	34,230

Net change in contract owners’ equity	691,335	3,121,838	(3,236,788)	264,991	1,340,838	2,128,559	(1,336)	48,215
Contract owners’ equity at beginning of period	3,121,838	-	3,236,788	2,971,797	14,780,304	12,651,745	518,484	470,269

Contract owners’ equity at end of period	$3,813,173	3,121,838	-	3,236,788	16,121,142	14,780,304	517,148	518,484

CHANGE IN UNITS:
Beginning units	20,692	-	8,169	8,452	29,099	31,612	4,164	3,846
Units purchased	1,471	22,330	314	617	1,422	1,227	760	743
Units surrendered	(762)	(1,638)	(8,483)	(900)	(2,705)	(3,740)	(466)	(425)

Ending units	21,401	20,692	-	8,169	27,816	29,099	4,458	4,164

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	OVSC		WRASP		JABS		JACAS
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$(4,599)	(458)	1,763	2,199	233	26,902	(73,983)	(43,532)
Realized gain (loss) on investments	23,337	(12,304)	1,317	(4,572)	122,182	112,570	147,649	190,065
Change in unrealized gain (loss) on investments	157,232	196,089	(5,656)	21,965	391,382	224,280	610,930	1,832,171
Reinvested capital gains	88,635	14,207	21,148	2,992	26,674	48,395	1,264,700	572,676

Net increase (decrease) in contract owners’ equity resulting from operations	264,605	197,534	18,572	22,584	540,471	412,147	1,949,296	2,551,380

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	51,389	18,318	-	-	57,146	320,560	153,054	144,927
Transfers between funds	(3)	3	-	1	(40)	15	15	(15)
Surrenders (notes 2, 3, 4, 5 and 6)	(119,661)	(81,116)	(9,322)	(47,479)	(429,560)	(574,494)	(543,940)	(1,070,501)
Adjustments to maintain reserves	49,038	45,089	6,412	10,036	170,321	167,583	206,529	217,800

Net equity transactions	(19,237)	(17,706)	(2,910)	(37,442)	(202,133)	(86,336)	(184,342)	(707,789)

Net change in contract owners’ equity	245,368	179,828	15,662	(14,858)	338,338	325,811	1,764,954	1,843,591
Contract owners’ equity at beginning of period	1,210,463	1,030,635	194,907	209,765	3,455,840	3,130,029	9,017,722	7,174,131

Contract owners’ equity at end of period	$1,455,831	1,210,463	210,569	194,907	3,794,178	3,455,840	10,782,676	9,017,722

CHANGE IN UNITS:
Beginning units	1,877	1,897	901	1,096	6,200	6,186	11,574	12,697
Units purchased	161	175	37	63	433	1,257	485	593
Units surrendered	(175)	(195)	(50)	(258)	(768)	(1,243)	(661)	(1,716)

Ending units	1,863	1,877	888	901	5,865	6,200	11,398	11,574

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	JAGTS		JAIGS		MV2IGI		MVFIC
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$(26,709)	(25,077)	14,290	13,993	(12,776)	(5,976)	21,449	23,462
Realized gain (loss) on investments	675,664	263,596	35,033	(192,388)	79,851	103,070	40,320	12,650
Change in unrealized gain (loss) on investments	(534,694)	988,187	346,941	544,438	216,279	96,695	582,468	(72,995)
Reinvested capital gains	573,799	330,061	-	-	398,645	256,536	74,641	119,038

Net increase (decrease) in contract owners’ equity resulting from operations	688,060	1,556,767	396,264	366,043	681,999	450,325	718,878	82,155

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	260,007	285,086	915,151	16,483	55,415	25,466	152,080	102,972
Transfers between funds	2	(2,843)	(881)	(158)	2	23	(2)	(19)
Surrenders (notes 2, 3, 4, 5 and 6)	(1,127,970)	(501,296)	(502,077)	(643,866)	(236,744)	(769,689)	(300,518)	(428,788)
Adjustments to maintain reserves	94,648	119,203	137,294	161,370	75,984	60,812	82,117	97,510

Net equity transactions	(773,313)	(99,850)	549,487	(466,171)	(105,343)	(683,388)	(66,323)	(228,325)

Net change in contract owners’ equity	(85,253)	1,456,917	945,751	(100,128)	576,656	(233,063)	652,555	(146,170)
Contract owners’ equity at beginning of period	4,619,168	3,162,251	3,086,708	3,186,836	2,785,888	3,018,951	2,953,473	3,099,643

Contract owners’ equity at end of period	$4,533,915	4,619,168	4,032,459	3,086,708	3,362,544	2,785,888	3,606,028	2,953,473

CHANGE IN UNITS:
Beginning units	4,261	4,367	8,568	10,033	10,706	14,363	5,884	6,216
Units purchased	306	512	1,583	774	442	454	480	585
Units surrendered	(1,129)	(618)	(1,368)	(2,239)	(912)	(4,111)	(581)	(917)

Ending units	3,438	4,261	8,783	8,568	10,236	10,706	5,783	5,884

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	MVIVSC		MSEM		MSVFI		MSVRE
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$(10,841)	3,480	3,931	3,505	34,029	21,356	6,502	9,207
Realized gain (loss) on investments	108,142	71,197	(1,353)	(1,615)	11,629	7,947	14,741	(18,294)
Change in unrealized gain (loss) on investments	43,906	242,326	(5,009)	2,301	(125,470)	30,581	114,452	(108,197)
Reinvested capital gains	58,703	39,975	-	-	68,535	10,288	-	11,683

Net increase (decrease) in contract owners’ equity resulting from operations	199,910	356,978	(2,431)	4,191	(11,277)	70,172	135,695	(105,601)

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	141,918	30,437	-	-	764,573	265,668	-	4
Transfers between funds	12,248	81,236	-	-	-	3	-	-
Surrenders (notes 2, 3, 4, 5 and 6)	(296,595)	(195,441)	(8,150)	(9,282)	(314,964)	(148,725)	(173,934)	(85,570)
Adjustments to maintain reserves	26,572	21,024	829	1,003	68,398	48,878	8,676	11,882

Net equity transactions	(115,857)	(62,744)	(7,321)	(8,279)	518,007	165,824	(165,258)	(73,684)

Net change in contract owners’ equity	84,053	294,234	(9,752)	(4,088)	506,730	235,996	(29,563)	(179,285)
Contract owners’ equity at beginning of period	2,131,728	1,837,494	94,756	98,844	1,125,389	889,393	388,831	568,116

Contract owners’ equity at end of period	$2,215,781	2,131,728	85,004	94,756	1,632,119	1,125,389	359,268	388,831

CHANGE IN UNITS:
Beginning units	3,873	3,985	258	280	4,425	3,426	226	257
Units purchased	578	361	4	2	1,076	1,732	5	8
Units surrendered	(865)	(473)	(30)	(24)	(1,267)	(733)	(46)	(39)

Ending units	3,586	3,873	232	258	4,234	4,425	185	226

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	EIF4		GBF		GBF4		GEM
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$97,219	150,271	5,291	7,409	105,064	168,950	6,255	31,144
Realized gain (loss) on investments	1,288,655	943,577	272	2,033	(13,169)	(29,308)	79,200	58,929
Change in unrealized gain (loss) on investments	1,354,907	(1,382,184)	(21,548)	18,216	(374,736)	428,760	(317,704)	288,293
Reinvested capital gains	169,708	616,918	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	2,910,489	328,582	(15,985)	27,658	(282,841)	568,402	(232,249)	378,366

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	69,456	63,267	-	-	242,032	377,280	100,016	4,762
Transfers between funds	(75,555)	(140,896)	-	-	79,833	154,580	1,144	(53,966)
Surrenders (notes 2, 3, 4, 5 and 6)	(2,023,321)	(1,263,998)	12,977	(11,819)	(899,826)	(1,218,309)	(214,818)	(388,079)
Adjustments to maintain reserves	442,446	458,039	30,743	27,697	481,106	428,244	135,819	104,838

Net equity transactions	(1,586,974)	(883,588)	43,720	15,878	(96,855)	(258,205)	22,161	(332,445)

Net change in contract owners’ equity	1,323,515	(555,006)	27,735	43,536	(379,696)	310,197	(210,088)	45,921
Contract owners’ equity at beginning of period	15,598,112	16,153,118	572,333	528,797	10,704,997	10,394,800	3,019,461	2,973,540

Contract owners’ equity at end of period	$16,921,627	15,598,112	600,068	572,333	10,325,301	10,704,997	2,809,373	3,019,461

CHANGE IN UNITS:
Beginning units	34,177	35,557	3,604	3,506	19,825	20,227	5,785	6,276
Units purchased	1,812	3,356	577	533	3,183	3,406	848	612
Units surrendered	(5,289)	(4,736)	(293)	(435)	(3,121)	(3,808)	(721)	(1,103)

Ending units	30,700	34,177	3,888	3,604	19,887	19,825	5,912	5,785

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	GIG		GVAAA2		GVABD2		GVAGG2
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$3,412	708	4,453	7,452	2,273	4,585	(19,506)	(1,708)
Realized gain (loss) on investments	9,483	158	10,384	11,185	10,946	1,884	20,766	50,030
Change in unrealized gain (loss) on investments	8,522	10,742	129,725	2,767	(17,981)	7,379	288,591	351,977
Reinvested capital gains	-	-	7,310	82,548	1,034	199	69,360	135,099

Net increase (decrease) in contract owners’ equity resulting from operations	21,417	11,608	151,872	103,952	(3,728)	14,047	359,211	535,398

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	22,253	-	77,812	295	3,000	165,085	4	83,749
Transfers between funds	8	-	-	-	-	-	(2)	-
Surrenders (notes 2, 3, 4, 5 and 6)	(32,211)	(10,861)	(81,008)	(390,046)	(118,298)	(29,659)	(69,508)	(279,765)
Adjustments to maintain reserves	14,346	13,889	26,172	28,743	6,849	7,428	54,084	60,757

Net equity transactions	4,396	3,028	22,976	(361,008)	(108,449)	142,854	(15,422)	(135,259)

Net change in contract owners’ equity	25,813	14,636	174,848	(257,056)	(112,177)	156,901	343,789	400,139
Contract owners’ equity at beginning of period	171,451	156,815	1,109,477	1,366,533	315,447	158,546	2,373,650	1,973,511

Contract owners’ equity at end of period	$197,264	171,451	1,284,325	1,109,477	203,270	315,447	2,717,439	2,373,650

CHANGE IN UNITS:
Beginning units	1,347	1,320	4,597	6,294	2,144	1,168	6,870	7,366
Units purchased	288	163	420	169	234	1,222	221	656
Units surrendered	(249)	(136)	(343)	(1,866)	(976)	(246)	(260)	(1,152)

Ending units	1,386	1,347	4,674	4,597	1,402	2,144	6,831	6,870

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	GVAGI2		GVAGR2		GVDMA		GVDMC
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$3,895	9,345	(20,722)	(1,160)	(136,676)	(102,172)	(13,620)	(15,030)
Realized gain (loss) on investments	2,253	27,290	26,498	130,511	457,831	224,923	(219)	(28,023)
Change in unrealized gain (loss) on investments	219,568	(21,452)	460,728	544,403	2,139,394	785,226	144,904	155,985
Reinvested capital gains	22,668	105,872	46,058	173,736	348,745	1,262,511	22,113	73,454

Net increase (decrease) in contract owners’ equity resulting from operations	248,384	121,055	512,562	847,490	2,809,294	2,170,488	153,178	186,386

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	40	1,828	4,158	306,055	368	(127,033)	3	32,245
Transfers between funds	-	-	1	-	(164)	151	2	(51)
Surrenders (notes 2, 3, 4, 5 and 6)	(23,144)	(150,137)	(69,389)	(473,527)	(2,146,060)	(2,182,683)	(275,201)	(578,670)
Adjustments to maintain reserves	22,510	25,817	55,083	83,343	1,051,673	1,102,625	112,663	110,751

Net equity transactions	(594)	(122,492)	(10,147)	(84,129)	(1,094,183)	(1,206,940)	(162,533)	(435,725)

Net change in contract owners’ equity	247,790	(1,437)	502,415	763,361	1,715,111	963,548	(9,355)	(249,339)
Contract owners’ equity at beginning of period	1,096,048	1,097,485	2,489,016	1,725,655	22,246,232	21,282,684	2,677,027	2,926,366

Contract owners’ equity at end of period	$1,343,838	1,096,048	2,991,431	2,489,016	23,961,343	22,246,232	2,667,672	2,677,027

CHANGE IN UNITS:
Beginning units	4,281	4,811	5,743	5,987	62,589	66,564	10,572	12,529
Units purchased	113	180	162	1,151	3,583	4,066	596	792
Units surrendered	(117)	(710)	(183)	(1,395)	(6,236)	(8,041)	(963)	(2,749)

Ending units	4,277	4,281	5,722	5,743	59,936	62,589	10,205	10,572

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	GVEX4		GVIDA		GVIDC		GVIDM
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$2,904,421	2,219,355	(39,164)	(26,565)	(6,324)	(6,756)	(180,893)	(175,849)
Realized gain (loss) on investments	8,912,017	7,137,791	162,550	85,067	118	(16,466)	665,025	441,694
Change in unrealized gain (loss) on investments	35,857,311	14,210,915	645,657	234,860	24,867	74,150	2,776,060	1,127,259
Reinvested capital gains	1,471,313	3,312,152	107,019	347,101	8,141	12,511	467,583	2,055,228

Net increase (decrease) in contract owners’ equity resulting from operations	49,145,062	26,880,213	876,062	640,463	26,802	63,439	3,727,775	3,448,332

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	987,659	895,771	60	7,626	-	388,402	309,676	171,422
Transfers between funds	51,236	257,606	-	-	-	-	32,238	(10,723)
Surrenders (notes 2, 3, 4, 5 and 6)	(16,857,915)	(18,502,102)	(707,782)	(411,546)	(107,794)	(199,764)	(3,190,129)	(3,386,614)
Adjustments to maintain reserves	4,525,146	5,245,249	223,933	244,153	46,461	45,372	1,125,472	1,231,696

Net equity transactions	(11,293,874)	(12,103,476)	(483,789)	(159,767)	(61,333)	234,010	(1,722,743)	(1,994,219)

Net change in contract owners’ equity	37,851,188	14,776,737	392,273	480,696	(34,531)	297,449	2,005,032	1,454,113
Contract owners’ equity at beginning of period	182,776,579	167,999,842	6,043,505	5,562,809	1,361,645	1,064,196	39,377,162	37,923,049

Contract owners’ equity at end of period	$220,627,767	182,776,579	6,435,778	6,043,505	1,327,114	1,361,645	41,382,194	39,377,162

CHANGE IN UNITS:
Beginning units	119,257	129,194	15,732	16,214	6,856	5,662	81,465	85,531
Units purchased	4,569	7,859	642	927	324	2,414	5,391	6,133
Units surrendered	(10,970)	(17,796)	(1,753)	(1,409)	(635)	(1,220)	(8,757)	(10,199)

Ending units	112,856	119,257	14,621	15,732	6,545	6,856	78,099	81,465

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	HIBF		MCIF		MSBF		NVAMV1
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$48,372	55,574	31,516	23,643	49,003	24,432	28,141	45,217
Realized gain (loss) on investments	(5,617)	(17,278)	85,479	(17,072)	2,768	(18,241)	78,576	(605,337)
Change in unrealized gain (loss) on investments	7,226	27,124	1,118,680	344,684	(7,373)	20,576	1,353,215	278,958
Reinvested capital gains	-	-	113,640	248,218	-	-	-	140,526

Net increase (decrease) in contract owners’ equity resulting from operations	49,981	65,420	1,349,315	599,473	44,398	26,767	1,459,932	(140,636)

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	36,676	51,452	210,920	22,429	3,390	58,594	(16)	(9,222)
Transfers between funds	(3)	3	(8)	6	2	-	(10)	(79)
Surrenders (notes 2, 3, 4, 5 and 6)	(219,361)	(300,807)	(720,415)	(653,972)	(62,317)	(401,240)	(407,755)	(1,853,955)
Adjustments to maintain reserves	82,571	67,499	169,300	168,620	45,695	54,662	(1,005)	156,333

Net equity transactions	(100,117)	(181,853)	(340,203)	(462,917)	(13,230)	(287,984)	(408,786)	(1,706,923)

Net change in contract owners’ equity	(50,136)	(116,433)	1,009,112	136,556	31,168	(261,217)	1,051,146	(1,847,559)
Contract owners’ equity at beginning of period	1,266,149	1,382,582	5,790,798	5,654,242	991,439	1,252,656	4,482,847	6,330,406

Contract owners’ equity at end of period	$1,216,013	1,266,149	6,799,910	5,790,798	1,022,607	991,439	5,533,993	4,482,847

CHANGE IN UNITS:
Beginning units	4,144	4,810	8,810	9,596	4,682	6,126	12,443	17,607
Units purchased	303	358	673	656	352	550	109	829
Units surrendered	(720)	(1,024)	(955)	(1,442)	(400)	(1,994)	(1,063)	(5,993)

Ending units	3,727	4,144	8,528	8,810	4,634	4,682	11,489	12,443

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	NVAMVX		NVCBD1		NVCCA1		NVCCN1
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$29,465	34,773	4,514	6,784	(273)	116	(228)	(40)
Realized gain (loss) on investments	223,178	3,246	686	2,261	569	(205)	334	59
Change in unrealized gain (loss) on investments	1,107,734	492,393	(20,780)	9,563	7,648	3,503	816	524
Reinvested capital gains	-	-	9,505	768	-	1,863	18	20

Net increase (decrease) in contract owners’ equity resulting from operations	1,360,377	530,412	(6,075)	19,376	7,944	5,277	940	563

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	-	2,516,415	19,286	84,309	-	-	93,808	-
Transfers between funds	(7)	(9)	-	-	-	-	-	-
Surrenders (notes 2, 3, 4, 5 and 6)	(830,299)	1,020,847	(20,206)	(42,687)	(2,298)	(3,100)	(3,463)	(2,580)
Adjustments to maintain reserves	295,779	85,910	18,741	35,333	2,710	1,424	1,625	1,842

Net equity transactions	(534,527)	3,623,163	17,821	76,955	412	(1,676)	91,970	(738)

Net change in contract owners’ equity	825,850	4,153,575	11,746	96,331	8,356	3,601	92,910	(175)
Contract owners’ equity at beginning of period	4,153,575	-	344,057	247,726	53,107	49,506	8,452	8,627

Contract owners’ equity at end of period	$4,979,425	4,153,575	355,803	344,057	61,463	53,107	101,362	8,452

CHANGE IN UNITS:
Beginning units	31,708	-	2,164	1,657	271	280	55	60
Units purchased	2,197	32,405	282	806	19	10	605	13
Units surrendered	(3,739)	(697)	(168)	(299)	(17)	(19)	(24)	(18)

Ending units	30,166	31,708	2,278	2,164	273	271	636	55

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	NVCMA1		NVCMC1		NVCMD1		NVCRA1
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$(806)	522	(22)	(5)	(1,850)	(233)	(3,243)	1,777
Realized gain (loss) on investments	1,435	(2,544)	67	(42)	2,512	(22,844)	10,225	(1,398)
Change in unrealized gain (loss) on investments	24,411	14,040	353	383	45,321	42,616	93,878	54,531
Reinvested capital gains	-	3,020	1	31	-	8,624	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	25,040	15,038	399	367	45,983	28,163	100,860	54,910

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	1	-	-	-	3	-	-	-
Transfers between funds	-	-	-	-	-	-	-	-
Surrenders (notes 2, 3, 4, 5 and 6)	(22,985)	(29,129)	(548)	(521)	10,680	(200,845)	(23,895)	(4,756)
Adjustments to maintain reserves	20,903	19,366	539	511	47,116	45,091	39,486	6,839

Net equity transactions	(2,081)	(9,763)	(9)	(10)	57,799	(155,754)	15,591	2,083

Net change in contract owners’ equity	22,959	5,275	390	357	103,782	(127,591)	116,451	56,993
Contract owners’ equity at beginning of period	146,844	141,569	4,632	4,275	340,559	468,150	518,827	461,834

Contract owners’ equity at end of period	$169,803	146,844	5,022	4,632	444,341	340,559	635,278	518,827

CHANGE IN UNITS:
Beginning units	732	787	27	27	1,811	2,737	2,533	2,523
Units purchased	122	146	6	6	617	465	280	251
Units surrendered	(132)	(201)	(6)	(6)	(333)	(1,391)	(213)	(241)

Ending units	722	732	27	27	2,095	1,811	2,600	2,533

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	NVCRB1		NVDBL2		NVDCA2		NVIE6
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$(119)	(8)	(259)	(599)	(96)	(77)	4,698	683
Realized gain (loss) on investments	140	(186)	354	(5,211)	261	(32)	11,796	4,799
Change in unrealized gain (loss) on investments	2,391	1,757	2,829	7,618	1,327	766	15,170	9,341
Reinvested capital gains	-	290	443	3,567	262	809	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	2,412	1,853	3,367	5,375	1,754	1,466	31,664	14,823

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	-	-	-	24,768	-	-	14,276	3
Transfers between funds	-	-	-	-	-	-	-	-
Surrenders (notes 2, 3, 4, 5 and 6)	(148)	(799)	(2,953)	(89,751)	(2,684)	(1,123)	(35,542)	(26,851)
Adjustments to maintain reserves	1,910	1,834	2,492	2,421	2,040	397	9,230	8,910

Net equity transactions	1,762	1,035	(461)	(62,562)	(644)	(726)	(12,036)	(17,938)

Net change in contract owners’ equity	4,174	2,888	2,906	(57,187)	1,110	740	19,628	(3,115)
Contract owners’ equity at beginning of period	23,283	20,395	45,372	102,559	15,109	14,369	269,944	273,059

Contract owners’ equity at end of period	$27,457	23,283	48,278	45,372	16,219	15,109	289,572	269,944

CHANGE IN UNITS:
Beginning units	130	124	209	513	56	59	2,232	2,415
Units purchased	16	15	11	136	7	2	245	125
Units surrendered	(7)	(9)	(13)	(440)	(9)	(5)	(333)	(308)

Ending units	139	130	207	209	54	56	2,144	2,232

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	NVLCP1		NVMIG1		NVMIVX		NVMLG1
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$16,400	745	(6,052)	5,037	515,001	(23,419)	(46,337)	(35,109)
Realized gain (loss) on investments	(748)	404	5,896	(59,699)	424,182	21,127	(181,972)	(117,658)
Change in unrealized gain (loss) on investments	(16,751)	(211)	(88,630)	195,410	882,867	2,279,175	1,254,875	(917,301)
Reinvested capital gains	347	-	57,056	477,528	-	-	1,121,290	2,374,779

Net increase (decrease) in contract owners’ equity resulting from operations	(752)	938	(31,730)	618,276	1,822,050	2,276,883	2,147,856	1,304,711

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	476,905	28,343	106,214	45,409	172,466	11,800,208	34,710	43,187
Transfers between funds	495,657	-	(6)	-	(10,103)	4,589,028	(86)	10
Surrenders (notes 2, 3, 4, 5 and 6)	(26,924)	(5,182)	(52,754)	(422,093)	(2,082,987)	(184,236)	(683,682)	(599,246)
Adjustments to maintain reserves	1,923	932	41,720	65,583	790,551	149,661	156,378	162,166

Net equity transactions	947,561	24,093	95,174	(311,101)	(1,130,073)	16,354,661	(492,680)	(393,883)

Net change in contract owners’ equity	946,809	25,031	63,444	307,175	691,977	18,631,544	1,655,176	910,828
Contract owners’ equity at beginning of period	30,416	5,385	1,629,951	1,322,776	18,631,544	-	5,617,941	4,707,113

Contract owners’ equity at end of period	$977,225	30,416	1,693,395	1,629,951	19,323,521	18,631,544	7,273,117	5,617,941

CHANGE IN UNITS:
Beginning units	177	34	8,483	10,318	105,694	-	16,583	17,861
Units purchased	4,846	175	1,085	854	9,531	108,886	569	893
Units surrendered	(188)	(32)	(593)	(2,689)	(15,243)	(3,192)	(1,675)	(2,171)

Ending units	4,835	177	8,975	8,483	99,982	105,694	15,477	16,583

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	NVMMG1		NVMMV2		NVNMO1		NVNSR2
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$(441,773)	(419,996)	1,355	53,126	(66,614)	(33,464)	(988)	97
Realized gain (loss) on investments	453,544	734,849	(106,978)	(205,201)	549,841	405,573	4,748	1,285
Change in unrealized gain (loss) on investments	(14,897,276)	23,346,268	1,126,009	67,430	3,470,619	258,050	20,902	9,974
Reinvested capital gains	10,689,874	8,886,709	-	-	387,881	1,266,014	36,679	12,741

Net increase (decrease) in contract owners’ equity resulting from operations	(4,195,631)	32,547,830	1,020,386	(84,645)	4,341,727	1,896,173	61,341	24,097

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	296,316	250,262	14,340	2,377	129,259	53,941	81,608	-
Transfers between funds	(186,295)	(541,809)	8	18	(51,992)	(38,540)	-	-
Surrenders (notes 2, 3, 4, 5 and 6)	(4,960,184)	(8,306,654)	(451,455)	(161,251)	(1,558,859)	(1,564,441)	(13,316)	(6,586)
Adjustments to maintain reserves	904,437	994,748	143,568	157,423	363,339	393,473	5,287	5,785

Net equity transactions	(3,945,726)	(7,603,453)	(293,539)	(1,433)	(1,118,253)	(1,155,567)	73,579	(801)

Net change in contract owners’ equity	(8,141,357)	24,944,377	726,847	(86,078)	3,223,474	740,606	134,920	23,296
Contract owners’ equity at beginning of period	84,163,853	59,219,476	4,483,155	4,569,233	17,320,700	16,580,094	216,006	192,710

Contract owners’ equity at end of period	$76,022,496	84,163,853	5,210,002	4,483,155	20,544,174	17,320,700	350,926	216,006

CHANGE IN UNITS:
Beginning units	130,524	149,392	18,663	18,667	50,119	54,132	823	826
Units purchased	6,976	5,944	760	1,953	2,298	2,999	283	29
Units surrendered	(12,467)	(24,812)	(1,808)	(1,957)	(5,084)	(7,012)	(46)	(32)

Ending units	125,033	130,524	17,615	18,663	47,333	50,119	1,060	823

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	NVOLG1		NVRE1		NVSTB2		NVTIV3
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$(247,766)	920,390	13,584	25,235	2,524	6,466	1,696	2,654
Realized gain (loss) on investments	241,285	(612,140)	104,534	(178,741)	1,056	(1,366)	24,777	(15,013)
Change in unrealized gain (loss) on investments	41,298,984	9,234,682	1,373,604	(175,751)	(12,893)	8,285	12,409	28,771
Reinvested capital gains	2,919,342	14,103,920	-	15,304	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	44,211,845	23,646,852	1,491,722	(313,953)	(9,313)	13,385	38,882	16,412

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	17,370,178	365,363	45,883	13,268	26,072	890	-	234,266
Transfers between funds	(188,154)	(632,579)	(18)	(25)	-	-	-	(13,163)
Surrenders (notes 2, 3, 4, 5 and 6)	(13,959,433)	(14,557,875)	(684,057)	(540,077)	(15,952)	2,339	(301,773)	(63,443)
Adjustments to maintain reserves	3,352,583	3,531,250	129,307	130,121	23,794	24,836	(349)	9,428

Net equity transactions	6,575,174	(11,293,841)	(508,885)	(396,713)	33,914	28,065	(302,122)	167,088

Net change in contract owners’ equity	50,787,019	12,353,011	982,837	(710,666)	24,601	41,450	(263,240)	183,500
Contract owners’ equity at beginning of period	153,533,044	141,180,033	3,413,944	4,124,610	725,431	683,981	416,365	232,865

Contract owners’ equity at end of period	$204,320,063	153,533,044	4,396,781	3,413,944	750,032	725,431	153,125	416,365

CHANGE IN UNITS:
Beginning units	227,718	245,073	18,481	20,964	6,159	5,927	1,153	1,107
Units purchased	30,479	11,391	934	1,790	936	933	3	244
Units surrendered	(20,593)	(28,745)	(3,075)	(4,273)	(640)	(701)	(332)	(198)

Ending units	237,604	227,718	16,340	18,481	6,455	6,159	824	1,153

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	SAM4		SCF4		SCGF		SCVF4
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$(166,391)	(62,369)	(153,073)	(102,696)	(20,056)	(15,621)	(143,520)	(88,247)
Realized gain (loss) on investments	-	-	23,745	(91,378)	21,852	(38,566)	(443,741)	(238,169)
Change in unrealized gain (loss) on investments	-	-	5,530,362	2,983,759	23,727	594,667	5,942,744	920,124
Reinvested capital gains	-	-	229,986	662,134	235,659	294,877	-	75,248

Net increase (decrease) in contract owners’ equity resulting from operations	(166,391)	(62,369)	5,631,020	3,451,819	261,182	835,357	5,355,483	668,956

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	4,851,680	11,816,007	235,220	50,173	87,250	38,037	310,849	47,063
Transfers between funds	124,447	1,951,106	(41,756)	(38,904)	2	3	(12,162)	(181,467)
Surrenders (notes 2, 3, 4, 5 and 6)	(9,882,828)	(11,148,667)	(2,611,374)	(2,336,165)	(550,500)	(227,205)	(2,283,745)	(1,313,775)
Adjustments to maintain reserves	2,874,550	2,969,398	613,940	691,452	62,618	66,418	532,552	561,214

Net equity transactions	(2,032,151)	5,587,844	(1,803,970)	(1,633,444)	(400,630)	(122,747)	(1,452,506)	(886,965)

Net change in contract owners’ equity	(2,198,542)	5,525,475	3,827,050	1,818,375	(139,448)	712,610	3,902,977	(218,009)
Contract owners’ equity at beginning of period	25,736,856	20,211,381	19,414,011	17,595,636	2,870,563	2,157,953	17,534,857	17,752,866

Contract owners’ equity at end of period	$23,538,314	25,736,856	23,241,061	19,414,011	2,731,115	2,870,563	21,437,834	17,534,857

CHANGE IN UNITS:
Beginning units	115,976	92,961	31,702	35,473	4,674	4,934	37,279	38,578
Units purchased	45,425	84,712	2,038	3,061	328	245	2,213	4,425
Units surrendered	(53,764)	(61,697)	(4,322)	(6,832)	(886)	(505)	(4,885)	(5,724)

Ending units	107,637	115,976	29,418	31,702	4,116	4,674	34,607	37,279

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	TRF4		AMCG		AMMCGS		AMSRS
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$311,179	811,596	(1,303)	(1,021)	(5,610)	(4,556)	(10,665)	(116)
Realized gain (loss) on investments	7,049,625	6,071,119	5,632	8,550	64,237	48,309	77,953	24,984
Change in unrealized gain (loss) on investments	14,148,145	(4,060,004)	(2,711)	42,915	(57,996)	154,033	742,214	462,257
Reinvested capital gains	6,742,385	9,307,937	22,988	8,240	91,948	34,843	85,722	145,993

Net increase (decrease) in contract owners’ equity resulting from operations	28,251,334	12,130,648	24,606	58,684	92,579	232,629	895,224	633,118

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	940,758	1,066,189	-	4,726	23,151	84,659	-	-
Transfers between funds	(47,852)	(210,103)	-	-	(2)	(113)	40	3
Surrenders (notes 2, 3, 4, 5 and 6)	(10,777,367)	(9,540,433)	(10,378)	(28,259)	(132,798)	(155,419)	(342,128)	(279,741)
Adjustments to maintain reserves	335,877	234,749	(1,697)	3,653	27,209	22,717	95,568	94,991

Net equity transactions	(9,548,584)	(8,449,598)	(12,075)	(19,880)	(82,440)	(48,156)	(246,520)	(184,747)

Net change in contract owners’ equity	18,702,750	3,681,050	12,531	38,804	10,139	184,473	648,704	448,371
Contract owners’ equity at beginning of period	138,135,708	134,454,658	201,868	163,064	793,613	609,140	4,062,662	3,614,291

Contract owners’ equity at end of period	$156,838,458	138,135,708	214,399	201,868	803,752	793,613	4,711,366	4,062,662

CHANGE IN UNITS:
Beginning units	43,665	46,873	40	48	3,216	3,291	2,203	2,295
Units purchased	2,055	2,878	1	1	324	507	68	96
Units surrendered	(6,355)	(6,086)	(6)	(9)	(679)	(582)	(273)	(188)

Ending units	39,365	43,665	35	40	2,861	3,216	1,998	2,203

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	AMTB		PMVFBA		PMVLDA		PMVTRA
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$103,611	97,455	2,520	3,776	(492)	2,308	11,024	16,499
Realized gain (loss) on investments	(10,524)	(45,606)	(454)	(2,217)	4,003	114	(20,110)	4,467
Change in unrealized gain (loss) on investments	(87,899)	103,330	(6,137)	3,810	(6,446)	8,496	(59,006)	47,038
Reinvested capital gains	-	-	84	-	-	-	38,218	14,638

Net increase (decrease) in contract owners’ equity resulting from operations	5,188	155,179	(3,987)	5,369	(2,935)	10,918	(29,874)	82,642

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	355,505	378,339	-	-	-	66,423	53,249	537,973
Transfers between funds	45,579	(45,210)	-	-	1	-	(411,328)	40,611
Surrenders (notes 2, 3, 4, 5 and 6)	(774,041)	(852,052)	(8,037)	(43,783)	(310,498)	(136,832)	(1,002,416)	(122,544)
Adjustments to maintain reserves	263,513	285,401	5,908	3,508	13,704	28,531	14,208	32,047

Net equity transactions	(109,444)	(233,522)	(2,129)	(40,275)	(296,793)	(41,878)	(1,346,287)	488,087

Net change in contract owners’ equity	(104,256)	(78,343)	(6,116)	(34,906)	(299,728)	(30,960)	(1,376,161)	570,729
Contract owners’ equity at beginning of period	5,685,995	5,764,338	50,539	85,445	489,182	520,142	1,376,161	805,432

Contract owners’ equity at end of period	$5,581,739	5,685,995	44,423	50,539	189,454	489,182	-	1,376,161

CHANGE IN UNITS:
Beginning units	23,503	23,565	354	658	3,844	4,178	7,327	3,656
Units purchased	4,577	4,833	49	30	176	792	540	4,470
Units surrendered	(4,793)	(4,895)	(64)	(334)	(2,506)	(1,126)	(7,867)	(799)

Ending units	23,287	23,503	339	354	1,514	3,844	-	7,327

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	PVEIB		PVGOB		PVTIGB		TRHS2
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$2,043	3,571	(4,354)	(3,073)	460	723	(24,779)	(23,936)
Realized gain (loss) on investments	11,360	(8,657)	22,892	13,285	1,594	(124)	217,659	246,509
Change in unrealized gain (loss) on investments	74,515	(13,003)	49,799	118,953	1,474	7,368	(17,488)	448,074
Reinvested capital gains	16,526	25,214	59,698	26,624	3,033	-	219,979	199,289

Net increase (decrease) in contract owners’ equity resulting from operations	104,444	7,125	128,035	155,789	6,561	7,967	395,371	869,936

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	7,320	295	6,953	24,621	-	-	128,334	106,565
Transfers between funds	(1)	-	-	-	-	-	(5)	(14)
Surrenders (notes 2, 3, 4, 5 and 6)	(73,555)	(53,859)	(34,940)	(38,343)	(8,559)	(6,393)	(657,444)	(1,038,880)
Adjustments to maintain reserves	19,336	23,152	15,356	20,005	1,299	187	53,149	118,864

Net equity transactions	(46,900)	(30,412)	(12,631)	6,283	(7,260)	(6,206)	(475,966)	(813,465)

Net change in contract owners’ equity	57,544	(23,287)	115,404	162,072	(699)	1,761	(80,595)	56,471
Contract owners’ equity at beginning of period	426,516	449,803	590,404	428,332	81,148	79,387	3,550,844	3,494,373

Contract owners’ equity at end of period	$484,060	426,516	705,808	590,404	80,449	81,148	3,470,249	3,550,844

CHANGE IN UNITS:
Beginning units	3,043	3,047	1,949	1,929	121	130	5,869	7,422
Units purchased	182	210	117	215	1	1	304	502
Units surrendered	(484)	(214)	(143)	(195)	(8)	(10)	(1,052)	(2,055)

Ending units	2,741	3,043	1,923	1,949	114	121	5,121	5,869

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	VWBF		VWEM		VWHA		VVEI
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$115,011	173,189	49,459	273,590	(11,345)	14,857	42,023	62,574
Realized gain (loss) on investments	(9,802)	(118,446)	468,902	270,898	(131,831)	(337,403)	74,837	83,513
Change in unrealized gain (loss) on investments	(227,519)	151,648	(3,346,471)	1,819,094	922,458	998,379	694,891	(181,422)
Reinvested capital gains	-	-	440,514	542,900	-	-	75,241	118,382

Net increase (decrease) in contract owners’ equity resulting from operations	(122,310)	206,391	(2,387,596)	2,906,482	779,282	675,833	886,992	83,047

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	16,402	24,065	294,914	65,267	134,950	82,048	530	(125,934)
Transfers between funds	26,254	2,523	24,225	(125,262)	(24,345)	14,719	1	-
Surrenders (notes 2, 3, 4, 5 and 6)	(238,953)	(450,760)	(1,268,042)	(1,920,482)	(565,287)	(495,259)	(332,256)	(121,702)
Adjustments to maintain reserves	113,750	106,481	469,175	442,817	(74,831)	128,016	139,241	134,146

Net equity transactions	(82,547)	(317,691)	(479,728)	(1,537,660)	(529,513)	(270,476)	(192,484)	(113,490)

Net change in contract owners’ equity	(204,857)	(111,300)	(2,867,324)	1,368,822	249,769	405,357	694,508	(30,443)
Contract owners’ equity at beginning of period	2,730,299	2,841,599	20,349,004	18,980,182	4,364,558	3,959,201	3,737,432	3,767,875

Contract owners’ equity at end of period	$2,525,442	2,730,299	17,481,680	20,349,004	4,614,327	4,364,558	4,431,940	3,737,432

CHANGE IN UNITS:
Beginning units	6,545	7,261	29,028	31,302	8,844	9,241	8,953	9,231
Units purchased	693	700	3,232	1,822	930	1,322	339	413
Units surrendered	(931)	(1,416)	(2,997)	(4,096)	(1,718)	(1,719)	(740)	(691)

Ending units	6,307	6,545	29,263	29,028	8,056	8,844	8,552	8,953

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	VVHGB		VVHYB		VVMCI		SVDF
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$18,288	24,633	63,799	79,640	12,465	32,938	(6,396)	(5,020)
Realized gain (loss) on investments	(502)	3,404	6,399	(404)	249,560	245,135	55,556	14,466
Change in unrealized gain (loss) on investments	(77,248)	70,532	(16,153)	625	911,272	516,365	(182,419)	352,436
Reinvested capital gains	13,934	-	-	-	551,604	349,955	79,288	71,878

Net increase (decrease) in contract owners’ equity resulting from operations	(45,528)	98,569	54,045	79,861	1,724,901	1,144,393	(53,971)	433,760

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	-	-	3	2,756	929	(62,398)	-	3,877
Transfers between funds	-	2	-	(1)	(10)	(1)	7	-
Surrenders (notes 2, 3, 4, 5 and 6)	65,598	(9,617)	46,575	7,049	(525,258)	(366,656)	(119,886)	(100,125)
Adjustments to maintain reserves	85,049	87,813	93,487	89,008	238,814	235,241	10,379	25,324

Net equity transactions	150,647	78,198	140,065	98,812	(285,525)	(193,814)	(109,500)	(70,924)

Net change in contract owners’ equity	105,119	176,767	194,110	178,673	1,439,376	950,579	(163,471)	362,836
Contract owners’ equity at beginning of period	1,743,630	1,566,863	1,956,407	1,777,734	7,541,612	6,591,033	1,118,146	755,310

Contract owners’ equity at end of period	$1,848,749	1,743,630	2,150,517	1,956,407	8,980,988	7,541,612	954,675	1,118,146

CHANGE IN UNITS:
Beginning units	9,696	9,285	7,265	6,910	12,785	13,068	276	301
Units purchased	1,676	1,776	962	974	397	718	8	13
Units surrendered	(812)	(1,365)	(451)	(619)	(822)	(1,001)	(34)	(38)

Ending units	10,560	9,696	7,776	7,265	12,360	12,785	250	276

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	SVOF		WFVSCG		AVBVI		IVKMG1
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$(2,318)	(589)	(2,060)	(1,141)	2,015	(21)	-	(5,612)
Realized gain (loss) on investments	9,439	(2,353)	3,353	(1,759)	46,125	(2,436)	-	(537,688)
Change in unrealized gain (loss) on investments	57,963	40,505	(13,761)	73,766	12,330	5,051	-	(256,617)
Reinvested capital gains	20,045	23,620	30,174	8,458	8,938	11,004	-	663,660

Net increase (decrease) in contract owners’ equity resulting from operations	85,129	61,183	17,706	79,324	69,408	13,598	-	(136,257)

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	(77)	(124)	5,411	55,603	-	-	-	4,474
Transfers between funds	(2)	1	-	-	-	-	-	2
Surrenders (notes 2, 3, 4, 5 and 6)	(39,381)	(32,723)	(22,365)	(15,498)	(354,518)	(18,572)	-	(2,251,935)
Adjustments to maintain reserves	9,376	4,059	6,224	5,891	(143)	5,018	-	12,444

Net equity transactions	(30,084)	(28,787)	(10,730)	45,996	(354,661)	(13,554)	-	(2,235,015)

Net change in contract owners’ equity	55,045	32,396	6,976	125,320	(285,253)	44	-	(2,371,272)
Contract owners’ equity at beginning of period	362,352	329,956	254,916	129,596	285,253	285,209	-	2,371,272

Contract owners’ equity at end of period	$417,397	362,352	261,892	254,916	-	285,253	-	-

CHANGE IN UNITS:
Beginning units	210	236	417	332	104	109	-	10,610
Units purchased	7	16	22	121	-	2	-	99
Units surrendered	(30)	(42)	(38)	(36)	(104)	(7)	-	(10,709)

Ending units	187	210	401	417	-	104	-	-

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020

	FCP		GVDIVI		GVDIV4		NVMLV1
	2021	2020	2021	2020	2021	2020	2021	2020
Investment activity*:
Net investment income (loss)	$-	-	-	969,334	-	427,774	-	24,819
Realized gain (loss) on investments	-	-	-	(6,290,259)	-	(2,488,369)	-	(2,112,125)
Change in unrealized gain (loss) on investments	-	-	-	3,460,928	-	1,211,860	-	764,938
Reinvested capital gains	-	-	-	-	-	-	-	981,249

Net increase (decrease) in contract owners’ equity resulting from operations	-	-	-	(1,859,997)	-	(848,735)	-	(341,119)

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	-	-	-	37,096	-	(62)	-	13,560
Transfers between funds	-	3	-	(2,756,752)	-	(1,741,633)	-	(39)
Surrenders (notes 2, 3, 4, 5 and 6)	-	(2)	-	(9,066,122)	-	(3,424,139)	-	(2,873,689)
Adjustments to maintain reserves	-	(1)	-	548,952	-	63,043	-	72,209

Net equity transactions	-	-	-	(11,236,826)	-	(5,102,791)	-	(2,787,959)

Net change in contract owners’ equity	-	-	-	(13,096,823)	-	(5,951,526)	-	(3,129,078)
Contract owners’ equity at beginning of period	-	-	-	13,096,823	-	5,951,526	-	3,129,078

Contract owners’ equity at end of period	$-	-	-	-	-	-	-	-

CHANGE IN UNITS:
Beginning units	-	-	-	97,078	-	7,402	-	12,773
Units purchased	-	-	-	11,515	-	166	-	607
Units surrendered	-	-	-	(108,593)	-	(7,568)	-	(13,380)

Ending units	-	-	-	-	-	-	-	-

*

For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the two-year period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2021, if applicable.

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

The Nationwide Provident VLI Separate Account 1 (the Separate Account) was established by Nationwide Life Insurance Company of America (NLICA) (the Company) under the provisions of the Pennsylvania Insurance Law. On December 31, 2009, NLICA merged with Nationwide Life Insurance Company (NLIC or the Company) with NLIC as the surviving entity. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under single premium, modified premium, scheduled premium and flexible premium adjustable variable life insurance policies (the Policies). The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies. The Nationwide NVIT Nationwide Fund Class IV, Nationwide NVIT Money Market Fund Class IV, Nationwide NVIT Government Bond Fund Class IV and J.P. Morgan NVIT Balanced Fund Class IV subaccounts are the only subaccounts available with single premium and scheduled premium policies.

(b) The Policies

The Separate Account offers variable investment options through life insurance policies intended to provide benefits to the policyholder and/or the beneficiary named by the policyholder. Policy features are described in the applicable prospectus.

With certain exceptions, policyholders may invest in any of the following:

AB FUNDS

AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Growth and Income Portfolio: Class A (ALVGIA)

AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Small/Mid Cap Value Portfolio: Class A (ALVSVA)

ALGER AMERICAN FUNDS

Alger Small Cap Growth Portfolio: Class I-2 Shares (AASCO)

AMERICAN CENTURY INVESTORS, INC.

American Century Variable Portfolios, Inc. - American Century VP International Fund: Class I (ACVI)

American Century Variable Portfolios, Inc. - American Century VP Disciplined Core Value Fund: Class I (ACVIG)

American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II (ACVIP2)

American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I (ACVMV1)

American Century Variable Portfolios, Inc. - American Century VP Ultra(R) Fund: Class I (ACVU1)

BLACKROCK FUNDS

BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class II (MLVGA2)

BNY MELLON INVESTMENT MANAGEMENT

BNY Mellon Variable Investment Fund - Appreciation Portfolio: Initial Shares (DCAP)*

BNY Mellon Variable Investment Fund - Opportunistic Small Cap Portfolio: Initial Shares (DSC)

BNY Mellon Stock Index Fund, Inc.: Initial Shares (DSIF)

BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares (DVSCS)

FEDERATED HERMES, INC.

Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares (FQB)

Federated Hermes Insurance Series - Federated Hermes Managed Volatility Fund II: Primary Shares (FVU2)

FIDELITY INVESTMENTS

Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class (FAMP)

Fidelity Variable Insurance Products Fund - VIP Contrafund(R) Portfolio: Initial Class (FCP)*

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class (FEIP)

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class (FEIS)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class (FF10S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class (FF20S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class (FF30S)

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class (FGP)

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class (FGS)

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Initial Class (FIGBP)

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class (FIGBS)

Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class (FMCS)

Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2 (FNRS2)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class (FOP)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class (FOS)

Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class (FVSS)

FRANKLIN TEMPLETON DISTRIBUTORS, INC.

Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets VIP Fund: Class 2 (FTVDM2)

Franklin Templeton Variable Insurance Products Trust - Franklin Allocation VIP Fund: Class 2 (FTVFA2)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 2 (FTVGI2)

Franklin Templeton Variable Insurance Products Trust - Franklin Rising Dividends VIP Fund: Class 1 (FTVRDI)*

Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value VIP Fund: Class 1 (FTVSVI)

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 1 (TIF)

INVESCO INVESTMENTS

Invesco - Invesco V.I. American Franchise Fund: Series I Shares (ACEG)

Invesco - Invesco V.I. American Value Fund: Series I Shares (MSVMV)

Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)

Invesco - Invesco V.I. Main Street Fund: Series I (OVGI)*

Invesco - Invesco V.I. Global Fund: Series I (OVGS)

Invesco - Invesco V.I. Global Strategic Income Fund: Series I (OVSB)

Invesco - Invesco V.I. Main Street Small Cap Fund: Series I (OVSC)

IVY INVESTMENTS

Ivy Variable Insurance Portfolios - Delaware Ivy Asset Strategy: Class II (WRASP)

JANUS HENDERSON INVESTORS

Janus Aspen Series - Janus Henderson Balanced Portfolio: Service Shares (JABS)

Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares (JACAS)

Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares (JAGTS)

Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares (JAIGS)

MASSACHUSETTS FINANCIAL SERVICES CO.

MFS(R) Variable Insurance Trust II - MFS Massachusetts Investors Growth Stock Portfolio: Initial Class (MV2IGI)

MFS(R) Variable Insurance Trust - MFS Value Series: Initial Class (MVFIC)

MFS(R) Variable Insurance Trust II - MFS International Intrinsic Value Portfolio: Service Class (MVIVSC)

MORGAN STANLEY

Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I (MSEM)

Morgan Stanley Variable Insurance Fund, Inc. - Core Plus Fixed Income Portfolio: Class I (MSVFI)

Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I (MSVRE)

NATIONWIDE FUNDS GROUP

Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class IV (EIF4)

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I (GBF)

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class IV (GBF4)

Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I (GEM)

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I (GIG)

Nationwide Variable Insurance Trust - NVIT American Funds Asset Allocation Fund: Class II (GVAAA2)

Nationwide Variable Insurance Trust - NVIT American Funds Bond Fund: Class II (GVABD2)

Nationwide Variable Insurance Trust - NVIT American Funds Global Growth Fund: Class II (GVAGG2)

Nationwide Variable Insurance Trust - NVIT American Funds Growth-Income Fund: Class II (GVAGI2)

Nationwide Variable Insurance Trust - NVIT American Funds Growth Fund: Class II (GVAGR2)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)

Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class IV (GVEX4)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)

Nationwide Variable Insurance Trust - NVIT Federated High Income Bond Fund: Class I (HIBF)

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I (MCIF)

Nationwide Variable Insurance Trust - NVIT Amundi Multi Sector Bond Fund: Class I (MSBF)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I (NVAMV1)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X (NVAMVX)

Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I (NVCBD1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Capital Appreciation Fund: Class I (NVCCA1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Conservative Fund: Class I (NVCCN1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Aggressive Fund: Class I (NVCMA1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Conservative Fund: Class I (NVCMC1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderate Fund: Class I (NVCMD1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Aggressive Fund: Class I (NVCRA1)

Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Balanced Fund: Class I (NVCRB1)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II (NVDBL2)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II (NVDCA2)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class II (NVIE6)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Core Plus Bond Fund: Class I (NVLCP1)

Nationwide Variable Insurance Trust - NVIT AllianzGI International Growth Fund: Class I (NVMIG1)

Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X (NVMIVX)

Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I (NVMLG1)

Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II (NVMMV2)

Nationwide Variable Insurance Trust - NVIT Neuberger Berman Multi Cap Opportunities Fund: Class I (NVNMO1)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Sustainable U.S. Equity Fund: Class I (NVNSR1)*

Nationwide Variable Insurance Trust - NVIT BNY Mellon Sustainable U.S. Equity Fund: Class II (NVNSR2)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I (NVOLG1)

Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I (NVRE1)

Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II (NVSTB2)

Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class I (NVTIV3)

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class IV (SAM4)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class IV (SCF4)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I (SCGF)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class IV (SCVF4)

Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class IV (TRF4)

NEUBERGER & BERMAN MANAGEMENT, INC.

Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: I Class Shares (AMCG)

Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: S Class Shares (AMMCGS)

Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I Shares (AMSRS)

Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: I Class Shares (AMTB)

PIMCO FUNDS

PIMCO Variable Insurance Trust - International Bond Portfolio (unhedged): Administrative Class (PMVFBA)

PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class (PMVLDA)

PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class (PMVTRA)*

PUTNAM INVESTMENTS

Putnam Variable Trust - Putnam VT Large Cap Value Fund: Class IB (PVEIB)

Putnam Variable Trust - Putnam VT Growth Opportunities Fund: Class IB (PVGOB)

Putnam Variable Trust - Putnam VT International Equity Fund: Class IB (PVTIGB)

T. ROWE PRICE

T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II (TRHS2)

VAN ECK ASSOCIATES CORPORATION

VanEck VIP Trust - Emerging Markets Bond Fund: Initial Class (VWBF)

VanEck VIP Trust - Emerging Markets Fund: Initial Class (VWEM)

VanEck VIP Trust - Global Resources Fund: Initial Class (VWHA)

VANGUARD GROUP OF INVESTMENT COMPANIES

Vanguard Variable Insurance Fund - Equity Income Portfolio (VVEI)

Vanguard Variable Insurance Fund - Total Bond Market Index Portfolio (VVHGB)

Vanguard Variable Insurance Fund - High Yield Bond Portfolio (VVHYB)

Vanguard Variable Insurance Fund - Mid-Cap Index Portfolio (VVMCI)

WELLS FARGO FUNDS

Allspring Variable Trust - VT Discovery Fund: Class 2 (SVDF)

Allspring Variable Trust - VT Opportunity Fund: Class 2 (SVOF)

Allspring Variable Trust - VT Small Cap Growth Fund: Class 2 (WFVSCG)

*	At December 31, 2021, policyholders were not invested in this fund.

The Contract Owners’ Equity is affected by the investment results of each fund, equity transactions by policyholders and certain policy and asset charges (see notes 2 and 3). The accompanying financial statements include only policyholders’ purchase payments pertaining to the variable portions of their policies and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A policyholder may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a policyholder due to a policy cancellation during the free look period, and/or if a gain is realized by the policyholder during the free look period.

The Company allocates purchase payments to subaccounts and/or the fixed account as instructed by the policyholder. Shares of the subaccounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the policy.

Unless listed below, the financial statements presented are as of December 31, 2021 and for each of the years in the two-year period ended December 31, 2021. For the subaccounts listed below with inception dates in 2021, the financial statements are as of December 31, 2021 and for the period from the inception date to December 31, 2021. For the subaccounts listed below with liquidation dates in 2021, the financial statements are for the period from January 1, 2021 to the liquidation date. For the subaccounts listed below with inception dates in 2020, the prior year financial statements reflect the period from inception date to December 31, 2020. For the subaccounts listed below with liquidation dates in 2020, the prior year financial statements reflect the period from January 1, 2020 to the liquidation date:

	Inception Date	Liquidation Date
Invesco - Invesco V.I. American Value Fund: Series I Shares (MSVMV)	4/30/2021
Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X (NVMIVX)	10/16/2020
Nationwide Variable Insurance Trust - NVIT Mellon Dynamic U.S. Equity Income: Class X (NVAMVX)	9/11/2020
Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)	5/4/2020

For the two-year period ending December 31, 2021, the following underlying mutual fund mergers occurred. Underlying mutual funds that were acquired during the period ending December 31, 2021 are no longer available as of December 31, 2021. Underlying mutual funds that were acquired during the period ending December 31, 2020 are no longer available as of December 31, 2020.

Acquired Underlying Mutual Fund	Acquiring Underlying Mutual Fund	Effective Date
Invesco - Invesco V.I. Value Opportunities Fund: Series I Shares (AVBVI)	Invesco - Invesco V.I. American Value Fund: Series I Shares (MSVMV)	4/30/2021
Nationwide Variable Insurance Trust - NVIT DFA Capital Appreciation Fund: Class II (NVLCA2)	Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II (NVDCA2)	10/23/2020
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class IV (GVDIV4)	Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X (NVMIVX)	10/16/2020
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class I (GVDIVI)	Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X (NVMIVX)	10/16/2020
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund: Class I (NVMLV1)	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X (NVAMVX)	9/11/2020
Invesco - Invesco V.I. Mid Cap Growth Fund: Series I Shares (IVKMG1)	Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)	4/30/2020

For the one-year period ended December 31, 2021, the following subaccount name changes occurred:

Subaccount Abbreviation	Current Legal Name	Prior Legal Name	Effective Date
OVAG	Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund: Series I	5/1/2021
OVGI	Invesco - Invesco V.I. Main Street Fund: Series I	Invesco Oppenheimer V.I. Main Street Fund: Series I	5/1/2021
OVGS	Invesco - Invesco V.I. Global Fund: Series I	Invesco Oppenheimer V.I. Global Fund: Series I	5/1/2021
OVSB	Invesco - Invesco V.I. Global Strategic Income Fund: Series I	Invesco Oppenheimer V.I. Global Strategic Income Fund: Series I	5/1/2021
OVSC	Invesco - Invesco V.I. Main Street Small Cap Fund: Series I	Invesco Oppenheimer V.I. Main Street Small Cap Fund: Series I	5/1/2021
WRASP	Ivy Variable Insurance Portfolios - Delaware Ivy Asset Strategy: Class II	Ivy Variable Insurance Portfolios - Asset Strategy: Class II	7/1/2021

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

EIF4	Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class IV	Nationwide Variable Insurance Trust - BlackRock NVIT Equity Dividend Fund: Class IV	5/1/2021
GVAAA2	Nationwide Variable Insurance Trust - NVIT American Funds Asset Allocation Fund: Class II	Nationwide Variable Insurance Trust - American Funds NVIT Asset Allocation Fund: Class II	5/1/2021
GVABD2	Nationwide Variable Insurance Trust - NVIT American Funds Bond Fund: Class II	Nationwide Variable Insurance Trust - American Funds NVIT Bond Fund: Class II	5/1/2021
GVAGG2	Nationwide Variable Insurance Trust - NVIT American Funds Global Growth Fund: Class II	Nationwide Variable Insurance Trust - American Funds NVIT Global Growth Fund: Class II	5/1/2021
GVAGI2	Nationwide Variable Insurance Trust - NVIT American Funds Growth-Income Fund: Class II	Nationwide Variable Insurance Trust - American Funds NVIT Growth-Income Fund: Class II	5/1/2021
GVAGR2	Nationwide Variable Insurance Trust - NVIT American Funds Growth Fund: Class II	Nationwide Variable Insurance Trust - American Funds NVIT Growth Fund: Class II	5/1/2021
HIBF	Nationwide Variable Insurance Trust - NVIT Federated High Income Bond Fund: Class I	Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class I	5/1/2021
MSBF	Nationwide Variable Insurance Trust - NVIT Amundi Multi Sector Bond Fund: Class I	Nationwide Variable Insurance Trust - Amundi NVIT Multi Sector Bond Fund: Class I	5/1/2021
NVAMV1	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I	Nationwide Variable Insurance Trust - NVIT Mellon Dynamic U.S. Equity Income: Class I	8/31/2021
NVAMVX	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X	Nationwide Variable Insurance Trust - NVIT Mellon Dynamic U.S. Equity Income: Class X	8/31/2021
NVLCP1	Nationwide Variable Insurance Trust - NVIT BNY Mellon Core Plus Bond Fund: Class I	Nationwide Variable Insurance Trust - NVIT Core Plus Bond Fund: Class I	9/7/2021
NVMMG1	Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I	Nationwide Variable Insurance Trust - NVIT Wells Fargo Discovery Fund: Class I	12/6/2021
NVNMO1	Nationwide Variable Insurance Trust - NVIT Neuberger Berman Multi Cap Opportunities Fund: Class I	Nationwide Variable Insurance Trust - Neuberger Berman NVIT Multi Cap Opportunities Fund: Class I	5/1/2021
NVNSR1	Nationwide Variable Insurance Trust - NVIT BNY Mellon Sustainable U.S. Equity Fund: Class I	Nationwide Variable Insurance Trust - NVIT Newton Sustainable U.S. Equity Fund: Class I	8/31/2021
NVNSR2	Nationwide Variable Insurance Trust - NVIT BNY Mellon Sustainable U.S. Equity Fund: Class II	Nationwide Variable Insurance Trust - NVIT Newton Sustainable U.S. Equity Fund: Class II	8/31/2021
NVOLG1	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I	Nationwide Variable Insurance Trust - NVIT Mellon Dynamic U.S. Core Fund: Class I	8/31/2021
PVEIB	Putnam Variable Trust - Putnam VT Large Cap Value Fund: Class IB	Putnam Variable Trust - Putnam VT Equity Income Fund: Class IB	5/1/2021
VWHA	VanEck VIP Trust - Global Resources Fund: Initial Class	VanEck VIP Trust - Global Hard Assets Fund: Initial Class	5/1/2021
SVDF	Allspring Variable Trust - VT Discovery Fund: Class 2	Wells Fargo Variable Trust - VT Discovery Fund: Class 2	10/11/2021
SVOF	Allspring Variable Trust - VT Opportunity Fund: Class 2	Wells Fargo Variable Trust - VT Opportunity Fund: Class 2	10/11/2021
WFVSCG	Allspring Variable Trust - VT Small Cap Growth Fund: Class 2	Wells Fargo Variable Trust - VT Small Cap Growth Fund: Class 2	10/11/2021

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing Net Asset Value per share at December 31, 2021 of such funds. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Separate Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. The Company does not provide for income taxes within the Separate Account. Taxes are generally the responsibility of the policyholder upon termination or withdrawal.

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

(f) COVID-19

Equity and financial markets have experienced significant volatility and interest rates have experienced significant declines primarily driven by the COVID-19 pandemic. These conditions have and may continue to impact the Company’s operations and financial condition. The extent to which the COVID-19 pandemic may impact the Company’s operations and financial condition will depend on future developments which are evolving and uncertain.

(g) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were available to be issued with the Securities and Exchange Commission, and no subsequent events have occurred requiring accrual or disclosures.

(2) Policy Charges

The Separate Account assesses charges associated with the policy. These charges are either assessed as a direct deduction from premium payments or through a surrender of units from the subaccounts contained within the Separate Account. The assessment of charges varies based on the policy and any additional riders or benefits elected. The additional riders or benefits and related charges specific to each product are described in detail in the applicable prospectus.

Policy Charges
Insurance Charge - Mortality and Expense Risk Charge/Percent of Subaccount Value Charge - assessed through a surrender of units	Annual rate of to 0.60% - 1.00% of the average daily value of the assets invested in each fund
Sales Charge/Percent of Premium Charge - assessed through a deduction from premium payments	3.00% - 10.00% of each premium payment
Premium Tax Charge - assessed through a deduction from premium payments	0.00% - 4.00% of each premium payment
Short-Term Trading Fee - assessed through a surrender of units	1% of the dollar amount transferred out of a subaccount within 60 days of being applied to that subaccount
Cost of Insurance Charges (including any flat extra charge) - assessed through a surrender of units	$0.00 - $458.71 per $1,000 of a policy’s net amount at risk
Specified Amount/Underwriting and Distribution Charge- assessed through a surrender of units	$50.00 plus $3.00 per $1,000 of Face Amount increase.
Administrative Charge - assessed through a surrender of units	$3.25 per month - $17.50 plus $0.015 per $1,000 of face amount
Surrender Charge - assessed through a surrender of units	The lesser of: (1) 9% - 35% of all premiums to date or, (2) during Policy Years 1-11, 9% - 70% of the Target Premium of the Initial Face Amount. Plus deferred administrative charge in years 1-11 of $3.00 to $5.00 - $1,000 of face amount.
Policy Loan Interest Charge	Of an outstanding policy loan, 6.00% - 8.00% or a variable rate equal to the greater of 5.50% or the Moody’s Corp. Bond Yield Avg. - Monthly Avg. Corporates.
Other Withdrawal/Surrender Fees	$25.00 per withdrawal
Transfer Fee - assessed upon transfer	$25.00 per request
Total Annual Portfolio Operating Expense	0.16% - 2.46% of portfolio assets
First Year Policy Charge	$5.00 on Policy Date
Premium Processing Charge	$1.00 from each premium payment
Rider Charges - assessed through a surrender of units monthly, unless otherwise specified.
Children’s Term Insurance Rider Charge	$0.52 per $1,000 of the rider’s specified amount
Long-Term Care Acceleration Benefit Rider Charge	$0.02 - $3.24 per $1,000 of net amount at risk per month
Long-Term Care Waiver Benefit Rider Charge	$0.01 - $3.47 per $1,000 of net amount at risk per month
Accidental Death Benefit Rider Charge	Annual rate of $0.86 - $3.89 per $1,000 of rider coverage amount
Disability Waiver Benefit Rider Charge	$0.01 - $1.76 per $1,000 net amount at risk per month
Disability Waiver of Premium Benefit Rider Charge	2% - 23.20% of the monthly benefit amount per month
Additional Insurance Benefit Rider Charge	$0.06 - $420.82 per $1,000 of rider coverage amount per month
Accelerated Death Benefit Rider Charge	$250 at the time the rider is invoked
Long-Term Care Extended Insurance Benefit Rider	$0.01 - $8.72 per $1,000 of net amount at risk per month
Convertible Term Life Insurance Rider	$0.06 - $420.82 per $1,000 of rider coverage amount per month
Four Year Survivorship Term Life Insurance Rider	$0.03 - $2.75 per $1,000 of Rider coverage amount per month
Guaranteed Minimum Death Benefit Rider	$0.01 per $1,000 of face amount per month
Survival Additional Insurance Benefit Rider	$0.00 - $93.08 per $1,000 of rider coverage amount per month

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

For the years ended December 31, 2021 and 2020, total front-end sales charge deductions were $1,616,791 and $1,692,030, respectively and were recognized as part of purchase payments on the Statements of Changes in Contract Owners’ Equity.

(3) Mortality and Expense Risk Charges

In addition to the aforementioned charges, a daily charge will be deducted from the Separate Account for mortality and expense risks assumed by the Company. The charge is deducted at an annual rate of 0.65% to 0.95% of the average daily net assets of the Separate Account. These charges are assessed through the daily unit value calculation. For NLACA Options Elite policies, this charge is referred to as the Insurance Charge.

(4) Death Benefits

Death benefit proceeds result in a surrender of the policy value from the Separate Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. For last survivor flexible premium policies, the proceeds are payable on the death of the last surviving insured. In the event that the guaranteed death benefit exceeds the policy value on the date of death, the excess is paid by the Company’s general account. Death benefits are included within the surrenders line item in the equity transactions section of the Statements of Changes in Contract Owners’ Equity.

(5) Policy Loans (Net of Repayments)

Policy provisions allow policyholders to borrow up to the policy’s non-loaned surrender value (90% of cash surrender value for Options policies). Interest is charged on the outstanding loan and is due and payable at the end of each policy year or when the loan is repaid. Any unpaid interest is added to the loan balance and bears interest at the same loan rate.

At the time the loan is granted, the amount of the loan is transferred from the Separate Account to the Company’s general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made. Interest credited is paid by the Company’s general account to the Separate Account. Loan repayments result in a transfer of collateral including interest back to the Separate Account. Policy loans (net of repayments) are included within the surrenders line item in the equity transactions section of the Statements of Changes in Contract Owners’ Equity.

(6) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Separate Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Policyholders may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. These transfers are the result of the policyholder executing fund exchanges. Fund exchanges from the Separate Account to the fixed account are included in surrenders, and fund exchanges from the fixed account to the Separate Account are included in purchase payments received from policyholders, as applicable, on the accompanying Statements of Changes in Contract Owners’ Equity. Policy loan transactions (note 5), executed at the direction of the policyholder, also result in transfers between the Separate Account and the fixed account of the Company. The fixed account assets are not reflected in the accompanying financial statements. For the years ended December 31, 2021 and 2020, total transfers to the Separate Account from the fixed account were $39,951,676 and $42,900,532, respectively, and total transfers from the Separate Account to the fixed account were $38,537,451 and $43,953,159, respectively.

(7) Fair Value Measurement

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Separate Account categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Separate Account categorizes financial assets recorded at fair value as follows:

•

Level 1 – Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

•

Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets, quotes prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quotes prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, London Interbank Offered Rate, Secures Overnight Financing Rate, prime rates, cash flows, maturity dates, callability, estimated prepayments and/or underlying collateral values.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

•

Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Separate Account Investments	$1,619,789,178	$-	$-	$1,619,789,178

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2021 are as follows:

Subaccount Abbreviation*	Purchases of Investments	Sales of Investments
ALVGIA	$399,800	$378,922
ALVSVA	561,211	351,146
AASCO	13,787,896	3,360,117
ACVI	5,221	12,303
ACVIG	449,206	337,015
ACVIP2	240,537	148,347
ACVMV1	224,257	379,895
ACVU1	25,311	17,428
MLVGA2	340,484	86,640
DCAP	441,346	4,492,186
DSC	136,979	609,854
DSIF	1,266,401	1,925,944
DVSCS	1,099,810	1,295,704
FQB	381,781	225,035
FVU2	4,900	5,310
FAMP	1,282,112	2,471,398
FEIP	13,281,389	7,944,471
FEIS	1,166,197	581,848
FF10S	12,801	12,550
FF20S	296,158	436,239
FF30S	759,739	943,890
FGP	49,332,678	16,699,946
FGS	1,572,404	476,923
FHIP	829,937	787,378
FIGBP	2,631,370	2,257,783
FIGBS	243,190	96,039
FMCS	1,984,246	831,275
FNRS2	107,385	187,649
FOP	3,611,603	2,825,751
FOS	538,132	217,130
FVSS	803,716	554,587
FTVDM2	90,658	106,603
FTVFA2	6,557	5,199
FTVGI2	50,424	237,349
FTVRDI	574,170	9,928,941
FTVSVI	656,385	673,187
TIF	28,413	94,977
ACEG	185,839	57,393
MSVMV	358,386	5,348
OVAG	602,528	126,950
OVGI	291,515	4,126,890
OVGS	1,269,495	1,380,017
OVSB	99,773	60,964
OVSC	173,377	110,256
WRASP	30,331	10,410

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

JABS	184,554	362,366
JACAS	1,521,091	514,641
JAGTS	877,116	1,105,783
JAIGS	1,029,158	463,927
MV2IGI	522,533	242,526
MVFIC	316,538	285,620
MVIVSC	232,971	299,909
MSEM	4,822	8,725
MSVFI	948,694	327,012
MSVRE	14,784	175,076
EIF4	724,514	2,046,078
GBF	83,773	34,783
GBF4	980,590	979,416
GEM	348,647	318,932
GIG	42,199	34,359
GVAAA2	116,960	82,093
GVABD2	35,383	140,446
GVAGG2	117,795	83,222
GVAGI2	56,305	30,309
GVAGR2	83,415	68,420
GVDMA	1,084,606	1,966,535
GVDMC	139,379	291,356
GVEX4	7,560,785	14,487,538
GVIDA	246,543	662,848
GVIDC	52,179	111,530
GVIDM	1,438,556	2,873,784
HIBF	166,637	216,985
MCIF	520,592	717,510
MSBF	107,142	71,117
NVAMV1	80,409	458,919
NVAMVX	233,116	737,475
NVCBD1	51,818	20,013
NVCCA1	3,956	3,848
NVCCN1	95,568	3,693
NVCMA1	17,614	20,673
NVCMC1	793	848
NVCMD1	102,389	46,329
NVCRA1	60,318	47,895
NVCRB1	3,278	1,503
NVDBL2	2,972	3,255
NVDCA2	2,057	2,706
NVIE6	33,073	40,389
NVLCP1	1,008,499	43,668
NVMIG1	247,030	100,856
NVMIVX	1,335,768	1,940,528
NVMLG1	1,253,467	671,269
NVMMG1	12,459,104	6,172,181
NVMMV2	119,332	411,467
NVNMO1	744,264	1,540,647
NVNSR2	123,376	13,890
NVOLG1	21,936,486	12,691,090
NVRE1	146,038	641,520
NVSTB2	103,866	67,382
NVTIV3	3,797	303,874
SAM4	6,312,801	8,508,763
SCF4	612,411	2,339,355
SCGF	379,454	565,053
SCVF4	496,604	2,094,563
TRF4	8,618,855	11,117,143

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

AMCG	24,556	11,522
AMMCGS	150,376	147,227
AMSRS	157,464	328,939
AMTB	884,217	888,774
PMVFBA	9,437	8,967
PMVLDA	20,354	317,542
PMVTRA	212,869	1,510,263
PVEIB	46,852	74,659
PVGOB	91,147	47,244
PVTIGB	5,664	9,262
TRHS2	377,597	658,261
VWBF	278,530	246,857
VWEM	1,757,256	1,748,110
VWHA	453,134	992,657
VVEI	235,508	310,696
VVHGB	293,698	110,832
VVHYB	296,093	92,119
VVMCI	749,894	471,241
SVDF	108,798	143,310
SVOF	32,097	41,742
WFVSCG	40,939	23,559
AVBVI	11,794	355,137

	$184,621,096	$156,027,748

*	Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

(8) Financial Highlights

The Company offers several variable life products through the Separate Account that have unique combinations of features and fees that are assessed to the policyholder. Differences in fee structures result in a variety of contract expense rates, unit fair values and total returns. The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable life insurance policies as of December 31, 2021, and the investment income ratio and total return for each of the periods in the five-year period ended December 31, 2021. The information is presented as a range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate for contracts with units outstanding as of the balance sheet date. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a range below. Accordingly, some individual contract amounts may not be within the ranges presented. Total return and investment income ratio for periods with no ending Contract Owners’ Equity were considered to be irrelevant, and therefore are not presented.

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Growth and Income Portfolio: Class A (ALVGIA)
2021	0.60%	to	0.75%	5,522	$4,981.52	to	$484.40	$2,915,095	0.84%	27.39%	to	27.20%
2020	0.60%	to	0.75%	5,266	3,910.44	to	380.82	2,271,479	1.57%	2.11%	to	1.95%
2019	0.60%	to	0.75%	5,753	3,829.76	to	373.52	2,495,605	1.25%	23.17%	to	22.99%
2018	0.60%	to	0.75%	5,954	3,109.25	to	303.70	2,170,761	1.01%	-6.18%	to	-6.32%
2017	0.60%	to	0.75%	6,320	3,313.90	to	324.18	2,539,946	1.50%	18.22%	to	18.04%
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Small/Mid Cap Value Portfolio: Class A (ALVSVA)
2021	0.60%	to	0.75%	4,026	6,727.48	to	654.17	3,033,102	0.80%	35.13%	to	34.93%
2020	0.60%	to	0.75%	3,612	4,978.34	to	484.81	2,083,755	1.03%	2.75%	to	2.60%
2019	0.60%	to	0.75%	4,259	4,845.07	to	472.54	2,420,327	0.60%	19.38%	to	19.20%
2018	0.60%	to	0.75%	4,642	4,058.59	to	396.43	2,256,054	0.47%	-15.54%	to	-15.67%
2017	0.60%	to	0.75%	5,622	4,805.35	to	470.08	3,198,020	0.45%	12.47%	to	12.30%
Alger Small Cap Growth Portfolio: Class I-2 Shares (AASCO)
2021	0.60%	to	0.75%	46,872	5,938.17	to	571.38	36,914,755	0.00%	-6.62%	to	-6.76%
2020	0.60%	to	0.75%	47,677	6,359.31	to	612.83	40,651,509	1.07%	66.15%	to	65.90%
2019	0.60%	to	0.75%	54,592	3,827.39	to	369.39	27,579,903	0.00%	28.56%	to	28.37%
2018	0.60%	to	0.75%	58,535	2,977.06	to	287.75	22,890,667	0.00%	0.83%	to	0.67%
2017	0.60%	to	0.75%	63,355	2,952.68	to	285.83	24,641,122	0.00%	27.96%	to	27.77%
American Century Variable Portfolios, Inc. - American Century VP International Fund: Class I (ACVI)
2021	0.60%			46	3,326.41			153,015	0.16%	8.10%
2020	0.60%			49	3,077.18			150,782	0.48%	25.13%
2019	0.60%			51	2,459.25			125,421	1.08%	27.65%
2018	0.60%			90	1,926.52			173,387	1.67%	-15.73%
2017	0.60%	to	0.75%	167	2,286.15	to	223.30	311,649	0.78%	30.42%	to	30.23%
American Century Variable Portfolios, Inc. - American Century VP Disciplined Core Value Fund: Class I (ACVIG)
2021	0.60%	to	0.75%	4,981	5,071.86	to	482.46	2,476,056	1.07%	22.91%	to	22.73%
2020	0.60%	to	0.75%	5,503	4,126.44	to	393.12	2,240,731	1.94%	11.14%	to	10.97%
2019	0.60%	to	0.75%	6,046	3,712.84	to	354.25	2,231,358	2.09%	23.21%	to	23.02%
2018	0.60%	to	0.75%	6,292	3,013.48	to	287.95	1,952,843	1.96%	-7.43%	to	-7.57%
2017	0.60%	to	0.75%	6,491	3,255.26	to	311.52	2,188,562	2.38%	19.77%	to	19.59%
American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II (ACVIP2)
2021	0.60%	to	0.75%	9,318	1,855.72	to	180.43	1,904,100	3.15%	5.63%	to	5.47%
2020	0.60%	to	0.75%	9,069	1,756.76	to	171.07	1,757,573	1.44%	8.90%	to	8.74%
2019	0.60%	to	0.75%	6,743	1,613.20	to	157.32	1,255,604	2.28%	8.25%	to	8.09%
2018	0.60%	to	0.75%	6,835	1,490.24	to	145.55	1,141,890	2.82%	-3.40%	to	-3.55%
2017	0.60%	to	0.75%	7,502	1,542.75	to	150.91	1,300,950	2.58%	3.05%	to	2.90%
American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I (ACVMV1)
2021	0.65%	to	0.75%	3,782	465.09	to	457.41	1,746,233	1.12%	22.41%	to	22.28%
2020	0.65%	to	0.75%	4,118	379.96	to	374.05	1,554,830	1.80%	0.55%	to	0.45%
2019	0.65%	to	0.75%	4,159	377.86	to	372.36	1,562,103	2.07%	28.31%	to	28.19%
2018	0.65%	to	0.75%	4,269	294.48	to	290.49	1,250,208	1.41%	-13.40%	to	-13.49%
2017	0.65%	to	0.75%	5,124	340.06	to	335.79	1,733,485	1.57%	10.97%	to	10.86%
American Century Variable Portfolios, Inc. - American Century VP Ultra(R) Fund: Class I (ACVU1)
2021	0.60%			56	6,946.97			389,030	0.00%	22.42%
2020	0.60%			58	5,674.54			329,124	0.00%	48.96%
2019	0.60%			61	3,809.49			232,379	0.00%	33.77%
2018	0.60%			40	2,847.70			113,908	0.26%	0.15%
2017	0.60%			37	2,843.37			105,205	0.37%	31.44%

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class II (MLVGA2)
2021	0.75%			6,658	248.15			1,652,176	0.78%	5.75%
2020	0.75%			6,559	234.65			1,539,058	1.13%	19.90%
2019	0.75%			7,422	195.70			1,452,481	1.16%	16.95%
2018	0.75%			7,792	167.33			1,303,862	0.81%	-8.21%
2017	0.75%			7,987	182.31			1,456,096	1.17%	12.90%
BNY Mellon Variable Investment Fund - Appreciation Portfolio: Initial Shares (DCAP)
2020	0.60%	to	0.75%	8,263	4,176.85	to	406.15	3,540,902	0.79%	22.95%	to	22.77%
2019	0.60%	to	0.75%	8,647	3,397.21	to	330.84	3,026,194	1.17%	35.28%	to	35.08%
2018	0.60%	to	0.75%	9,743	2,511.19	to	244.92	2,533,568	1.27%	-7.41%	to	-7.55%
2017	0.60%	to	0.75%	10,625	2,712.23	to	264.93	3,062,316	1.34%	26.57%	to	26.38%
BNY Mellon Variable Investment Fund - Opportunistic Small Cap Portfolio: Initial Shares (DSC)
2021	0.60%	to	0.75%	1,293	3,980.00	to	387.01	529,418	0.14%	15.76%	to	15.59%
2020	0.60%	to	0.75%	1,576	3,438.01	to	334.81	879,777	0.64%	19.18%	to	19.00%
2019	0.60%	to	0.75%	1,645	2,884.84	to	281.36	966,308	0.00%	21.05%	to	20.87%
2018	0.60%	to	0.75%	1,707	2,383.18	to	232.78	804,549	0.00%	-19.56%	to	-19.69%
2017	0.60%	to	0.75%	1,762	2,962.82	to	289.84	1,014,251	0.00%	23.94%	to	23.75%
BNY Mellon Stock Index Fund, Inc.: Initial Shares (DSIF)
2021	0.60%	to	0.75%	23,974	6,465.77	to	628.72	15,622,396	1.14%	27.64%	to	27.45%
2020	0.60%	to	0.75%	25,534	5,065.48	to	493.30	13,427,141	1.58%	17.30%	to	17.13%
2019	0.60%	to	0.75%	27,522	4,318.32	to	421.17	12,370,434	1.74%	30.40%	to	30.20%
2018	0.60%	to	0.75%	29,094	3,311.62	to	323.47	10,056,803	1.69%	-5.21%	to	-5.35%
2017	0.60%	to	0.75%	30,250	3,493.60	to	341.76	11,100,606	1.72%	20.81%	to	20.63%
BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares (DVSCS)
2021	0.60%	to	0.75%	21,588	7,202.37	to	694.50	15,997,325	0.67%	25.39%	to	25.20%
2020	0.60%	to	0.75%	22,652	5,744.02	to	554.71	13,095,452	1.07%	9.98%	to	9.81%
2019	0.60%	to	0.75%	23,055	5,223.01	to	505.15	12,222,715	0.88%	21.48%	to	21.30%
2018	0.60%	to	0.75%	24,169	4,299.43	to	416.45	10,672,072	0.82%	-9.52%	to	-9.66%
2017	0.60%	to	0.75%	24,485	4,751.94	to	460.98	12,024,777	0.67%	11.73%	to	11.57%
Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares (FQB)
2021	0.60%	to	0.75%	11,358	1,868.41	to	187.93	2,335,620	2.48%	-1.99%	to	-2.13%
2020	0.60%	to	0.75%	10,830	1,906.25	to	192.02	2,284,668	2.85%	7.47%	to	7.31%
2019	0.60%	to	0.75%	12,496	1,773.72	to	178.94	2,482,082	2.75%	8.79%	to	8.63%
2018	0.60%	to	0.75%	11,711	1,630.43	to	164.73	2,165,328	3.04%	-1.19%	to	-1.34%
2017	0.60%	to	0.75%	11,806	1,650.07	to	166.97	2,245,614	3.22%	3.41%	to	3.26%
Federated Hermes Insurance Series - Federated Hermes Managed Volatility Fund II: Primary Shares (FVU2)
2021	0.65%	to	0.75%	536	128.14	to	127.71	68,370	1.78%	17.74%	to	17.63%
2020	0.65%	to	0.75%	545	108.83	to	108.58	59,092	2.62%	0.28%	to	0.18%
2019	0.65%	to	0.75%	569	108.53	to	108.38	61,795	2.14%	19.45%	to	19.33%
2018	0.60%	to	0.75%	598	908.78	to	90.83	59,227	0.00%	-9.12%	to	-9.17%	****
Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class (FAMP)
2021	0.60%	to	0.75%	31,466	5,711.04	to	547.27	28,289,649	1.60%	9.26%	to	9.10%
2020	0.60%	to	0.75%	33,792	5,226.92	to	501.63	27,442,670	1.48%	14.18%	to	14.01%
2019	0.60%	to	0.75%	37,478	4,577.66	to	439.98	26,357,302	1.78%	17.54%	to	17.37%
2018	0.60%	to	0.75%	40,223	3,894.50	to	374.88	23,994,310	1.67%	-5.92%	to	-6.06%
2017	0.60%	to	0.75%	43,461	4,139.53	to	399.07	28,054,538	1.86%	13.42%	to	13.25%
Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class (FEIP)
2021	0.60%	to	0.75%	66,855	10,090.96	to	966.98	97,473,979	1.90%	24.15%	to	23.96%
2020	0.60%	to	0.75%	72,098	8,128.26	to	780.07	83,933,761	1.81%	6.06%	to	5.90%
2019	0.60%	to	0.75%	76,936	7,664.11	to	736.63	84,780,744	2.00%	26.68%	to	26.49%
2018	0.60%	to	0.75%	84,012	6,049.94	to	582.36	73,168,957	2.25%	-8.84%	to	-8.98%
2017	0.60%	to	0.75%	93,264	6,636.89	to	639.82	88,853,407	1.68%	12.22%	to	12.05%

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class (FEIS)
2021	0.75%			19,319	432.30			8,351,574	1.81%	23.90%
2020	0.75%			20,295	348.92			7,081,389	1.75%	5.75%
2019	0.75%			20,212	329.95			6,668,989	1.95%	26.37%
2018	0.75%			21,337	261.09			5,570,945	2.21%	-9.09%
2017	0.75%			21,926	287.19			6,297,029	1.63%	11.96%
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class (FF10S)
2021	0.65%	to	0.75%	207	250.67	to	246.53	51,531	0.94%	5.11%	to	5.00%
2020	0.65%	to	0.75%	214	238.49	to	234.79	50,295	1.02%	11.66%	to	11.55%
2019	0.65%	to	0.75%	282	213.58	to	210.47	59,848	1.27%	15.25%	to	15.13%
2018	0.65%	to	0.75%	534	185.32	to	182.81	98,710	1.49%	-4.73%	to	-4.82%
2017	0.65%	to	0.75%	618	194.52	to	192.08	120,016	1.41%	12.26%	to	12.15%
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class (FF20S)
2021	0.65%	to	0.75%	7,515	289.32	to	284.54	2,157,023	0.96%	8.76%	to	8.65%
2020	0.65%	to	0.75%	8,481	266.02	to	261.89	2,237,572	1.16%	14.17%	to	14.06%
2019	0.65%	to	0.75%	9,622	233.00	to	229.61	2,224,538	2.02%	19.23%	to	19.11%
2018	0.65%	to	0.75%	9,849	195.42	to	192.77	1,910,183	1.42%	-6.59%	to	-6.68%
2017	0.65%	to	0.75%	10,368	209.21	to	206.58	2,154,471	1.50%	15.72%	to	15.60%
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class (FF30S)
2021	0.65%	to	0.75%	15,228	332.91	to	327.41	5,004,101	0.94%	11.51%	to	11.40%
2020	0.65%	to	0.75%	16,444	298.53	to	293.89	4,848,802	1.26%	16.00%	to	15.88%
2019	0.65%	to	0.75%	15,232	257.36	to	253.61	3,875,647	1.96%	23.57%	to	23.44%
2018	0.65%	to	0.75%	14,952	208.27	to	205.44	3,081,896	1.52%	-8.48%	to	-8.58%
2017	0.65%	to	0.75%	12,174	227.58	to	224.72	2,742,605	1.41%	20.04%	to	19.92%
Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class (FGP)
2021	0.60%	to	0.75%	96,553	17,049.30	to	1,633.78	242,706,019	0.00%	22.48%	to	22.29%
2020	0.60%	to	0.75%	102,405	13,920.31	to	1,335.94	209,888,641	0.07%	43.03%	to	42.82%
2019	0.60%	to	0.75%	113,469	9,732.27	to	935.41	161,871,791	0.26%	33.51%	to	33.31%
2018	0.60%	to	0.75%	123,693	7,289.53	to	701.68	131,386,387	0.25%	-0.77%	to	-0.92%
2017	0.60%	to	0.75%	135,858	7,346.01	to	708.18	144,510,673	0.22%	34.33%	to	34.13%
Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class (FGS)
2021	0.75%			9,346	810.17			7,571,856	0.00%	22.16%
2020	0.75%			9,779	663.19			6,485,333	0.06%	42.68%
2019	0.75%			10,588	464.82			4,921,542	0.17%	33.18%
2018	0.75%			11,226	349.01			3,918,020	0.15%	-1.02%
2017	0.75%			11,823	352.63			4,169,092	0.13%	34.00%
Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)
2021	0.60%	to	0.75%	17,210	3,739.94	to	347.68	9,071,314	5.30%	3.79%	to	3.63%
2020	0.60%	to	0.75%	17,996	3,603.49	to	335.50	9,116,626	4.96%	2.13%	to	1.98%
2019	0.60%	to	0.75%	19,581	3,528.28	to	328.99	9,697,664	5.19%	14.42%	to	14.25%
2018	0.60%	to	0.75%	20,733	3,083.70	to	287.97	8,906,708	5.38%	-3.87%	to	-4.01%
2017	0.60%	to	0.75%	22,713	3,207.74	to	300.00	10,019,538	4.86%	6.30%	to	6.14%
Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Initial Class (FIGBP)
2021	0.60%	to	0.75%	46,044	3,598.33	to	345.21	21,287,056	2.02%	-1.20%	to	-1.35%
2020	0.60%	to	0.75%	46,547	3,642.06	to	349.93	22,046,638	2.19%	8.74%	to	8.58%
2019	0.60%	to	0.75%	50,062	3,349.33	to	322.29	21,608,352	2.69%	9.01%	to	8.85%
2018	0.60%	to	0.75%	50,560	3,072.49	to	296.09	20,365,860	2.40%	-1.13%	to	-1.28%
2017	0.60%	to	0.75%	57,432	3,107.57	to	299.92	22,951,960	2.37%	3.59%	to	3.44%
Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class (FIGBS)
2021	0.75%			9,651	192.06			1,853,541	1.96%	-1.47%
2020	0.75%			9,249	194.91			1,802,751	2.15%	8.44%
2019	0.75%			9,256	179.74			1,663,719	2.61%	8.76%
2018	0.75%			9,436	165.26			1,559,434	2.39%	-1.38%
2017	0.75%			10,077	167.57			1,688,650	2.33%	3.38%
Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class (FMCS)
2021	0.60%	to	0.75%	12,288	8,102.67	to	787.89	11,654,714	0.51%	24.75%	to	24.57%
2020	0.60%	to	0.75%	13,003	6,494.87	to	632.50	9,878,123	0.55%	17.33%	to	17.16%
2019	0.60%	to	0.75%	15,100	5,535.42	to	539.87	9,750,726	0.79%	22.61%	to	22.43%
2018	0.60%	to	0.75%	16,689	4,514.65	to	440.98	8,831,941	0.56%	-15.15%	to	-15.28%
2017	0.60%	to	0.75%	17,777	5,320.92	to	520.52	11,238,103	0.60%	19.98%	to	19.80%

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2 (FNRS2)
2021	0.65%	to	0.75%	5,039	156.84	to	154.24	782,162	2.27%	53.83%	to	53.67%
2020	0.65%	to	0.75%	5,724	101.96	to	100.37	577,521	2.56%	-33.32%	to	-33.38%
2019	0.65%	to	0.75%	5,283	152.89	to	150.67	800,071	1.71%	9.11%	to	9.00%
2018	0.65%	to	0.75%	6,426	140.13	to	138.22	892,516	0.68%	-25.26%	to	-25.33%
2017	0.65%	to	0.75%	7,474	187.48	to	185.12	1,389,262	1.39%	-3.40%	to	-3.50%
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class (FOP)
2021	0.60%	to	0.75%	57,517	4,627.62	to	443.95	36,802,700	0.52%	18.98%	to	18.80%
2020	0.60%	to	0.75%	60,305	3,889.31	to	373.68	32,545,019	0.44%	14.92%	to	14.75%
2019	0.60%	to	0.75%	65,416	3,384.28	to	325.65	30,651,962	1.73%	27.00%	to	26.81%
2018	0.60%	to	0.75%	70,029	2,664.76	to	256.80	25,722,021	1.55%	-15.32%	to	-15.45%
2017	0.60%	to	0.75%	72,541	3,146.86	to	303.71	31,770,289	1.41%	29.51%	to	29.31%
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class (FOS)
2021	0.75%			12,614	414.49			5,228,317	0.45%	18.68%
2020	0.75%			12,695	349.25			4,433,681	0.35%	14.63%
2019	0.75%			13,004	304.67			3,961,919	1.68%	26.72%
2018	0.75%			13,276	240.43			3,191,920	1.48%	-15.52%
2017	0.75%			13,071	284.61			3,720,155	1.33%	29.13%
Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class (FVSS)
2021	0.60%	to	0.75%	4,012	6,091.54	to	592.33	2,535,561	1.43%	32.68%	to	32.48%
2020	0.60%	to	0.75%	3,749	4,591.12	to	447.10	1,904,914	1.21%	7.53%	to	7.37%
2019	0.60%	to	0.75%	4,247	4,269.54	to	416.41	2,031,226	1.58%	33.49%	to	33.29%
2018	0.60%	to	0.75%	4,427	3,198.45	to	312.42	1,617,288	0.86%	-17.83%	to	-17.95%
2017	0.60%	to	0.75%	4,885	3,892.39	to	380.77	2,229,606	1.29%	18.50%	to	18.32%
Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets VIP Fund: Class 2 (FTVDM2)
2021	0.65%	to	0.75%	7,506	140.14	to	139.07	1,046,018	0.86%	-6.35%	to	-6.44%
2020	0.65%	to	0.75%	7,734	149.65	to	148.65	1,152,070	4.14%	16.43%	to	16.31%
2019	0.65%	to	0.75%	8,476	128.54	to	127.81	1,085,441	0.96%	25.88%	to	25.75%
2018	0.65%	to	0.75%	9,913	102.11	to	101.64	1,009,098	0.88%	-16.34%	to	-16.43%
2017	0.65%	to	0.75%	11,489	122.06	to	121.62	1,398,895	1.01%	39.50%	to	39.36%
Franklin Templeton Variable Insurance Products Trust - Franklin Allocation VIP Fund: Class 2 (FTVFA2)
2021	0.75%			434	200.34			86,945	1.75%	10.85%
2020	0.75%			431	180.73			77,894	1.50%	10.91%
2019	0.75%			426	162.95			69,418	3.57%	18.96%
2018	0.75%			422	136.98			57,805	3.11%	-10.33%
2017	0.75%			415	152.75			63,393	2.68%	11.14%
Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 2 (FTVGI2)
2021	0.65%	to	0.75%	9,724	90.15	to	89.47	873,321	0.00%	-5.61%	to	-5.70%
2020	0.65%	to	0.75%	11,685	95.51	to	94.88	1,112,727	8.60%	-5.89%	to	-5.99%
2019	0.65%	to	0.75%	12,266	101.49	to	100.92	1,241,855	7.13%	1.35%	to	1.25%
2018	0.65%	to	0.75%	12,366	100.14	to	99.67	1,235,776	0.00%	1.27%	to	1.17%
2017	0.65%	to	0.75%	12,954	98.88	to	98.52	1,278,817	0.00%	1.27%	to	1.17%
Franklin Templeton Variable Insurance Products Trust - Franklin Rising Dividends VIP Fund: Class 1 (FTVRDI)
2020	0.60%	to	0.75%	12,179	5,003.62	to	487.28	7,802,478	1.50%	15.53%	to	15.36%
2019	0.60%	to	0.75%	13,684	4,330.92	to	422.40	7,499,625	1.48%	28.81%	to	28.62%
2018	0.60%	to	0.75%	14,621	3,362.26	to	328.42	6,288,460	1.50%	-5.41%	to	-5.56%
2017	0.60%	to	0.75%	15,777	3,554.72	to	347.74	7,331,294	1.73%	20.13%	to	19.95%
Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value VIP Fund: Class 1 (FTVSVI)
2021	0.60%	to	0.75%	9,554	6,437.78	to	626.00	6,615,820	1.15%	24.92%	to	24.73%
2020	0.60%	to	0.75%	9,867	5,153.60	to	501.88	5,478,195	1.70%	4.78%	to	4.62%
2019	0.60%	to	0.75%	9,849	4,918.64	to	479.72	5,244,678	1.29%	25.97%	to	25.78%
2018	0.60%	to	0.75%	11,024	3,904.72	to	381.40	4,718,554	1.13%	-13.21%	to	-13.34%
2017	0.60%	to	0.75%	11,685	4,499.14	to	440.13	5,869,250	0.73%	10.25%	to	10.09%
Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 1 (TIF)
2021	0.60%	to	0.75%	844	2,663.98	to	259.04	506,097	2.12%	3.81%	to	3.66%
2020	0.60%	to	0.75%	920	2,566.18	to	249.91	557,456	3.56%	-1.51%	to	-1.66%
2019	0.60%	to	0.75%	1,003	2,605.48	to	254.11	660,512	2.08%	12.16%	to	11.99%
2018	0.60%	to	0.75%	1,196	2,322.96	to	226.90	874,105	3.02%	-15.78%	to	-15.91%
2017	0.60%	to	0.75%	1,344	2,758.15	to	269.82	1,137,879	2.65%	16.32%	to	16.15%

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Invesco - Invesco V.I. American Franchise Fund: Series I Shares (ACEG)
2021	0.60%	to	0.75%	2,235	4,014.89	to	395.70	952,333	0.00%	11.26%	to	11.09%
2020	0.60%	to	0.75%	2,149	3,608.66	to	356.20	832,248	0.07%	41.50%	to	41.29%
2019	0.60%	to	0.75%	2,130	2,550.24	to	252.10	574,826	0.00%	35.94%	to	35.73%
2018	0.60%	to	0.75%	2,131	1,876.04	to	185.73	428,703	0.00%	-4.20%	to	-4.35%
2017	0.60%	to	0.75%	2,083	1,958.36	to	194.18	434,944	0.09%	26.58%	to	26.39%
Invesco - Invesco V.I. American Value Fund: Series I Shares (MSVMV)
2021	0.60%			353	1,057.50			373,298	0.44%	5.75%		*	***
Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)
2021	0.60%	to	0.75%	21,401	1,748.26	to	174.39	3,813,173	0.00%	18.39%	to	18.21%
2020	0.60%	to	0.75%	20,692	1,476.74	to	147.53	3,121,838	0.00%	47.67%	to	47.53%	****
Invesco - Invesco V.I. Main Street Fund: Series I (OVGI)
2020	0.60%	to	0.75%	8,169	3,782.34	to	367.79	3,236,788	1.50%	13.26%	to	13.09%
2019	0.60%	to	0.75%	8,452	3,339.49	to	325.21	2,971,797	1.07%	31.29%	to	31.09%
2018	0.60%	to	0.75%	9,057	2,543.58	to	248.08	2,471,781	1.13%	-8.44%	to	-8.58%
2017	0.60%	to	0.75%	11,885	2,778.05	to	271.35	3,485,426	1.05%	16.21%	to	16.04%
Invesco - Invesco V.I. Global Fund: Series I (OVGS)
2021	0.60%	to	0.75%	27,816	5,701.86	to	553.61	16,121,142	0.00%	14.80%	to	14.63%
2020	0.60%	to	0.75%	29,098	4,966.83	to	482.96	14,780,304	0.70%	26.87%	to	26.68%
2019	0.60%	to	0.75%	31,612	3,914.76	to	381.24	12,651,745	0.91%	31.00%	to	30.80%
2018	0.60%	to	0.75%	34,302	2,988.39	to	291.46	10,511,903	1.01%	-13.70%	to	-13.83%
2017	0.60%	to	0.75%	34,901	3,462.88	to	338.24	12,469,250	0.93%	35.85%	to	35.65%
Invesco - Invesco V.I. Global Strategic Income Fund: Series I (OVSB)
2021	0.60%	to	0.75%	4,458	1,158.32	to	114.25	517,148	4.65%	-3.99%	to	-4.13%
2020	0.60%	to	0.75%	4,164	1,206.47	to	119.17	518,484	5.98%	2.78%	to	2.63%
2019	0.60%	to	0.75%	3,846	1,173.81	to	116.12	470,269	3.72%	10.14%	to	9.98%
2018	0.60%	to	0.75%	3,996	1,065.73	to	105.59	453,225	4.98%	-4.97%	to	-5.12%
2017	0.60%	to	0.75%	4,203	1,121.50	to	111.28	497,635	2.29%	5.64%	to	5.48%
Invesco - Invesco V.I. Main Street Small Cap Fund: Series I (OVSC)
2021	0.60%	to	0.75%	1,863	7,493.58	to	728.67	1,455,831	0.38%	21.82%	to	21.64%
2020	0.60%	to	0.75%	1,877	6,151.35	to	599.05	1,210,463	0.66%	19.21%	to	19.03%
2019	0.60%	to	0.75%	1,897	5,160.05	to	503.26	1,030,635	0.20%	25.71%	to	25.53%
2018	0.60%	to	0.75%	2,153	4,104.59	to	400.92	964,259	0.27%	-10.86%	to	-11.00%
2017	0.60%	to	0.75%	4,177	4,604.80	to	450.46	2,003,916	0.74%	13.48%	to	13.31%
Ivy Variable Insurance Portfolios - Delaware Ivy Asset Strategy: Class II (WRASP)
2021	0.75%			888	237.13			210,569	1.61%	9.62%
2020	0.75%			901	216.32			194,907	1.96%	13.03%
2019	0.75%			1,096	191.39			209,765	2.03%	20.87%
2018	0.75%			1,296	158.35			205,218	1.85%	-6.15%
2017	0.75%			1,449	168.72			244,479	1.58%	17.39%
Janus Aspen Series - Janus Henderson Balanced Portfolio: Service Shares (JABS)
2021	0.60%	to	0.75%	5,865	4,817.08	to	468.41	3,794,178	0.67%	16.21%	to	16.04%
2020	0.60%	to	0.75%	6,200	4,145.16	to	403.68	3,455,840	1.51%	13.35%	to	13.18%
2019	0.60%	to	0.75%	6,186	3,657.05	to	356.68	3,130,029	1.66%	21.54%	to	21.36%
2018	0.60%	to	0.75%	6,901	3,008.88	to	293.90	2,811,501	1.77%	-0.17%	to	-0.32%
2017	0.60%	to	0.75%	6,414	3,014.08	to	294.85	2,711,527	1.40%	17.43%	to	17.25%
Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares (JACAS)
2021	0.60%	to	0.75%	11,398	9,307.31	to	903.67	10,782,676	0.00%	21.87%	to	21.68%
2020	0.60%	to	0.75%	11,574	7,637.23	to	742.63	9,017,722	0.16%	38.20%	to	38.00%
2019	0.60%	to	0.75%	12,697	5,526.09	to	538.15	7,174,131	0.02%	36.03%	to	35.83%
2018	0.60%	to	0.75%	12,813	4,062.31	to	396.20	5,367,457	1.27%	1.11%	to	0.95%
2017	0.60%	to	0.75%	13,825	4,017.82	to	392.45	5,749,013	0.00%	29.22%	to	29.03%

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares (JAGTS)
2021	0.60%	to	0.75%	3,438	10,811.32	to	1,049.70	4,533,915	0.11%	17.04%	to	16.87%
2020	0.60%	to	0.75%	4,261	9,237.18	to	898.21	4,619,168	0.00%	49.83%	to	49.60%
2019	0.60%	to	0.75%	4,367	6,165.20	to	600.39	3,162,251	0.42%	43.95%	to	43.74%
2018	0.60%	to	0.75%	4,606	4,282.79	to	417.70	2,330,854	1.11%	0.30%	to	0.15%
2017	0.60%	to	0.75%	4,618	4,269.88	to	417.07	2,317,905	0.45%	44.05%	to	43.83%
Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares (JAIGS)
2021	0.60%	to	0.75%	8,783	3,551.45	to	344.82	4,032,459	1.07%	12.61%	to	12.44%
2020	0.60%	to	0.75%	8,568	3,153.76	to	306.66	3,086,708	1.20%	15.33%	to	15.16%
2019	0.60%	to	0.75%	10,033	2,734.59	to	266.30	3,186,836	1.83%	25.95%	to	25.76%
2018	0.60%	to	0.75%	10,633	2,171.20	to	211.76	2,678,662	1.69%	-15.65%	to	-15.77%
2017	0.60%	to	0.75%	11,471	2,573.93	to	251.41	3,400,253	1.59%	30.02%	to	29.83%
MFS(R) Variable Insurance Trust II - MFS Massachusetts Investors Growth Stock Portfolio: Initial Class (MV2IGI)
2021	0.60%	to	0.75%	10,236	2,808.57	to	278.02	3,362,544	0.25%	25.22%	to	25.03%
2020	0.60%	to	0.75%	10,706	2,242.92	to	222.36	2,785,888	0.45%	21.79%	to	21.61%
2019	0.60%	to	0.75%	14,363	1,841.58	to	182.85	3,018,951	0.60%	39.12%	to	38.91%
2018	0.60%	to	0.75%	16,218	1,323.78	to	131.63	2,432,563	0.59%	0.20%	to	0.05%
2017	0.60%	to	0.75%	16,413	1,321.10	to	131.56	2,457,336	0.63%	27.60%	to	27.47%
MFS(R) Variable Insurance Trust - MFS Value Series: Initial Class (MVFIC)
2021	0.60%	to	0.75%	5,783	5,742.65	to	558.41	3,606,028	1.35%	24.70%	to	24.52%
2020	0.60%	to	0.75%	5,884	4,605.08	to	448.46	2,953,473	1.57%	2.86%	to	2.70%
2019	0.60%	to	0.75%	6,216	4,477.22	to	436.67	3,099,643	2.15%	29.02%	to	28.83%
2018	0.60%	to	0.75%	6,492	3,470.04	to	338.94	2,621,695	1.53%	-10.63%	to	-10.76%
2017	0.60%	to	0.75%	7,507	3,882.67	to	379.82	3,434,766	1.94%	16.95%	to	16.77%
MFS(R) Variable Insurance Trust II - MFS International Intrinsic Value Portfolio: Service Class (MVIVSC)
2021	0.60%	to	0.75%	3,586	3,128.71	to	307.45	2,215,781	0.14%	9.62%	to	9.45%
2020	0.60%	to	0.75%	3,873	2,854.23	to	280.89	2,131,728	0.81%	19.49%	to	19.31%
2019	0.60%	to	0.75%	3,985	2,388.73	to	235.44	1,837,494	1.50%	24.90%	to	24.71%
2018	0.60%	to	0.75%	4,100	1,912.50	to	188.78	1,525,604	0.93%	-10.27%	to	-10.40%
2017	0.60%	to	0.75%	4,191	2,131.32	to	210.70	1,745,057	1.34%	26.06%	to	25.87%
Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I (MSEM)
2021	0.60%	to	0.75%	232	2,827.30	to	274.92	85,004	5.07%	-2.61%	to	-2.76%
2020	0.60%	to	0.75%	258	2,903.07	to	282.72	94,756	4.51%	4.91%	to	4.76%
2019	0.60%	to	0.75%	280	2,767.10	to	269.88	98,844	5.47%	13.57%	to	13.40%
2018	0.60%	to	0.75%	317	2,436.51	to	237.99	126,471	5.85%	-7.50%	to	-7.64%
2017	0.60%	to	0.75%	356	2,634.20	to	257.69	166,144	5.47%	9.06%	to	8.89%
Morgan Stanley Variable Insurance Fund, Inc. - Core Plus Fixed Income Portfolio: Class I (MSVFI)
2021	0.60%	to	0.75%	4,234	1,892.36	to	184.01	1,632,119	3.76%	-0.92%	to	-1.07%
2020	0.60%	to	0.75%	4,425	1,909.94	to	186.00	1,125,389	2.78%	7.15%	to	6.99%
2019	0.60%	to	0.75%	3,426	1,782.43	to	173.84	889,393	4.12%	10.22%	to	10.05%
2018	0.60%	to	0.75%	4,103	1,617.20	to	157.96	905,757	2.56%	-1.25%	to	-1.40%
2017	0.60%	to	0.75%	3,880	1,637.65	to	160.20	941,396	3.07%	5.61%	to	5.45%
Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I (MSVRE)
2021	0.60%	to	0.75%	185	5,099.86	to	495.90	359,268	2.19%	38.97%	to	38.76%
2020	0.60%	to	0.75%	226	3,669.87	to	357.39	388,831	2.84%	-17.35%	to	-17.47%
2019	0.60%	to	0.75%	257	4,440.24	to	433.06	568,116	1.91%	18.23%	to	18.05%
2018	0.60%	to	0.75%	314	3,755.69	to	366.85	589,995	2.82%	-8.27%	to	-8.41%
2017	0.60%	to	0.75%	327	4,094.30	to	400.52	614,455	1.53%	2.49%	to	2.34%
Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class IV (EIF4)
2021	0.60%	to	0.75%	30,700	4,244.42	to	409.64	16,921,627	1.27%	19.56%	to	19.38%
2020	0.60%	to	0.75%	34,177	3,550.04	to	343.14	15,598,112	1.75%	3.01%	to	2.86%
2019	0.60%	to	0.75%	35,557	3,446.31	to	333.61	16,153,118	1.79%	26.53%	to	26.34%
2018	0.60%	to	0.75%	37,517	2,723.63	to	264.05	14,162,674	1.78%	-7.81%	to	-7.95%
2017	0.60%	to	0.75%	41,090	2,954.45	to	286.86	16,675,652	3.07%	17.28%	to	17.11%
Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I (GBF)
2021	0.75%			3,888	154.34			600,068	1.68%	-2.81%
2020	0.75%			3,604	158.80			572,333	2.13%	5.29%
2019	0.75%			3,506	150.83			528,797	2.34%	5.48%
2018	0.75%			3,283	143.00			469,454	2.23%	-0.80%
2017	0.75%			3,372	144.15			486,064	2.14%	1.32%

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class IV (GBF4)
2021	0.00%	to	0.75%	19,887	7,789.89	to	314.40	10,325,301	1.65%	-2.08%	to	-2.81%
2020	0.00%	to	0.75%	19,825	7,955.09	to	323.48	10,704,997	2.10%	6.09%	to	5.30%
2019	0.60%	to	0.75%	20,227	3,978.72	to	307.21	10,394,800	2.27%	5.54%	to	5.38%
2018	0.60%	to	0.75%	20,574	3,769.82	to	291.52	10,158,364	5.93%	-0.56%	to	-0.71%
2017	0.00%	to	0.75%	24,214	7,059.44	to	293.60	11,630,219	2.09%	1.48%	to	1.32%
Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I (GEM)
2021	0.60%	to	0.75%	5,912	4,355.33	to	423.51	2,809,373	0.92%	-7.83%	to	-7.97%
2020	0.60%	to	0.75%	5,784	4,725.36	to	460.18	3,019,461	1.86%	12.62%	to	12.45%
2019	0.60%	to	0.75%	6,276	4,195.82	to	409.22	2,973,540	2.41%	22.21%	to	22.03%
2018	0.60%	to	0.75%	6,752	3,433.29	to	335.35	2,621,293	0.67%	-17.91%	to	-18.04%
2017	0.60%	to	0.75%	7,424	4,182.51	to	409.15	3,522,885	1.34%	40.66%	to	40.45%
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I (GIG)
2021	0.75%			1,386	142.33			197,264	2.59%	11.82%
2020	0.75%			1,347	127.28			171,451	1.23%	7.14%
2019	0.75%			1,320	118.80			156,815	2.97%	18.23%
2018	0.75%			1,283	100.48			128,916	1.99%	-15.17%
2017	0.75%			1,343	118.45			159,084	1.77%	26.50%
Nationwide Variable Insurance Trust - NVIT American Funds Asset Allocation Fund: Class II (GVAAA2)
2021	0.75%			4,674	274.78			1,284,325	1.12%	13.85%
2020	0.75%			4,597	241.35			1,109,477	1.41%	11.16%
2019	0.75%			6,294	217.12			1,366,533	1.76%	19.88%
2018	0.75%			6,319	181.11			1,144,446	1.20%	-5.69%
2017	0.75%			6,150	192.04			1,181,075	1.11%	14.93%
Nationwide Variable Insurance Trust - NVIT American Funds Bond Fund: Class II (GVABD2)
2021	0.75%			1,402	144.99			203,270	1.93%	-1.46%
2020	0.75%			2,144	147.13			315,447	2.93%	8.39%
2019	0.75%			1,168	135.74			158,546	1.81%	8.17%
2018	0.75%			1,048	125.49			131,514	2.34%	-1.82%
2017	0.75%			1,069	127.81			136,632	1.19%	2.44%
Nationwide Variable Insurance Trust - NVIT American Funds Global Growth Fund: Class II (GVAGG2)
2021	0.75%			6,831	397.81			2,717,439	0.00%	15.14%
2020	0.75%			6,870	345.51			2,373,650	0.66%	28.96%
2019	0.75%			7,366	267.92			1,973,511	0.66%	33.77%
2018	0.75%			8,092	200.28			1,620,690	0.23%	-10.10%
2017	0.75%			8,214	222.79			1,830,007	0.71%	29.99%
Nationwide Variable Insurance Trust - NVIT American Funds Growth-Income Fund: Class II (GVAGI2)
2021	0.75%			4,277	314.20			1,343,838	1.06%	22.72%
2020	0.75%			4,281	256.03			1,096,048	1.65%	12.23%
2019	0.75%			4,811	228.12			1,097,485	1.36%	24.73%
2018	0.75%			4,558	182.89			833,631	1.05%	-2.92%
2017	0.75%			4,337	188.39			817,069	1.41%	21.02%
Nationwide Variable Insurance Trust - NVIT American Funds Growth Fund: Class II (GVAGR2)
2021	0.75%			5,722	522.79			2,991,431	0.00%	20.63%
2020	0.75%			5,743	433.40			2,489,016	0.69%	50.36%
2019	0.75%			5,987	288.23			1,725,655	0.37%	29.31%
2018	0.75%			5,870	222.90			1,308,407	0.31%	-1.40%
2017	0.75%			5,969	226.07			1,349,402	0.30%	26.84%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)
2021	0.60%	to	0.75%	59,936	3,996.10	to	386.60	23,961,343	0.15%	12.95%	to	12.78%
2020	0.60%	to	0.75%	62,589	3,538.04	to	342.80	22,246,232	0.22%	11.66%	to	11.49%
2019	0.60%	to	0.75%	66,564	3,168.68	to	307.47	21,282,684	2.05%	21.10%	to	20.92%
2018	0.60%	to	0.75%	72,763	2,616.60	to	254.28	19,244,937	1.62%	-8.28%	to	-8.42%
2017	0.60%	to	0.75%	77,030	2,852.85	to	277.66	22,267,908	1.62%	15.98%	to	15.81%

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)
2021	0.60%	to	0.75%	10,205	2,517.54	to	246.32	2,667,672	0.20%	6.07%	to	5.91%
2020	0.60%	to	0.75%	10,572	2,373.48	to	232.57	2,677,027	0.13%	7.90%	to	7.74%
2019	0.60%	to	0.75%	12,529	2,199.64	to	215.86	2,926,366	2.22%	12.80%	to	12.64%
2018	0.60%	to	0.75%	12,448	1,949.97	to	191.65	2,595,582	1.90%	-4.31%	to	-4.46%
2017	0.60%	to	0.75%	12,941	2,037.81	to	200.58	3,012,508	1.85%	8.56%	to	8.40%
Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class IV (GVEX4)
2021	0.60%	to	0.75%	112,856	14,335.80	to	1,373.76	220,627,767	2.10%	27.60%	to	27.41%
2020	0.60%	to	0.75%	119,257	11,235.26	to	1,078.26	182,776,579	1.87%	17.41%	to	17.24%
2019	0.60%	to	0.75%	129,194	9,568.95	to	919.72	167,999,842	2.06%	30.41%	to	30.21%
2018	0.60%	to	0.75%	138,459	7,337.82	to	706.33	137,557,328	1.69%	-5.21%	to	-5.36%
2017	0.60%	to	0.75%	147,729	7,741.47	to	746.31	154,723,953	1.74%	20.81%	to	20.63%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)
2021	0.60%	to	0.75%	14,621	4,509.55	to	434.89	6,435,778	0.13%	14.81%	to	14.64%
2020	0.60%	to	0.75%	15,732	3,927.76	to	379.35	6,043,505	0.22%	12.14%	to	11.97%
2019	0.60%	to	0.75%	16,214	3,502.50	to	338.79	5,562,809	2.02%	22.99%	to	22.81%
2018	0.60%	to	0.75%	17,096	2,847.76	to	275.87	4,780,495	1.51%	-9.40%	to	-9.54%
2017	0.60%	to	0.75%	18,739	3,143.31	to	304.96	5,787,934	1.60%	17.72%	to	17.55%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)
2021	0.60%	to	0.75%	6,545	1,913.72	to	187.84	1,327,114	0.23%	2.14%	to	1.98%
2020	0.60%	to	0.75%	6,856	1,873.70	to	184.18	1,361,645	0.12%	6.08%	to	5.92%
2019	0.60%	to	0.75%	5,662	1,766.36	to	173.89	1,064,196	2.13%	8.88%	to	8.71%
2018	0.60%	to	0.75%	5,921	1,622.34	to	159.95	1,021,570	1.97%	-2.39%	to	-2.54%
2017	0.60%	to	0.75%	6,500	1,662.13	to	164.12	1,144,413	1.80%	5.05%	to	4.90%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)
2021	0.00%	to	0.75%	78,099	5,914.28	to	310.83	41,382,194	0.19%	10.31%	to	9.49%
2020	0.00%	to	0.75%	81,465	5,361.32	to	283.89	39,377,162	0.14%	10.34%	to	9.52%
2019	0.60%	to	0.75%	85,531	2,654.57	to	259.22	37,923,049	2.19%	17.04%	to	16.87%
2018	0.60%	to	0.75%	89,962	2,268.08	to	221.81	34,285,180	1.79%	-6.25%	to	-6.39%
2017	0.00%	to	0.75%	99,549	4,374.97	to	236.94	39,686,197	1.75%	12.25%	to	12.09%
Nationwide Variable Insurance Trust - NVIT Federated High Income Bond Fund: Class I (HIBF)
2021	0.60%	to	0.75%	3,727	2,918.97	to	283.84	1,216,013	4.74%	4.34%	to	4.18%
2020	0.60%	to	0.75%	4,144	2,797.64	to	272.45	1,266,149	5.01%	5.38%	to	5.22%
2019	0.60%	to	0.75%	4,810	2,654.78	to	258.92	1,382,582	5.65%	14.05%	to	13.88%
2018	0.60%	to	0.75%	5,289	2,327.66	to	227.36	1,295,398	5.72%	-3.58%	to	-3.73%
2017	0.60%	to	0.75%	5,765	2,414.14	to	236.16	1,473,450	5.45%	6.12%	to	5.96%
Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I (MCIF)
2021	0.60%	to	0.75%	8,528	7,024.94	to	683.10	6,799,910	1.18%	23.52%	to	23.33%
2020	0.60%	to	0.75%	8,810	5,687.46	to	553.87	5,790,798	1.19%	12.44%	to	12.27%
2019	0.60%	to	0.75%	9,596	5,058.30	to	493.34	5,654,242	1.33%	24.90%	to	24.71%
2018	0.60%	to	0.75%	9,892	4,049.89	to	395.58	4,711,459	1.33%	-11.92%	to	-12.05%
2017	0.60%	to	0.75%	10,315	4,597.81	to	449.78	5,471,968	1.11%	15.09%	to	14.92%
Nationwide Variable Insurance Trust - NVIT Amundi Multi Sector Bond Fund: Class I (MSBF)
2021	0.60%	to	0.75%	4,634	2,057.95	to	200.11	1,022,607	5.53%	4.61%	to	4.45%
2020	0.60%	to	0.75%	4,682	1,967.29	to	191.58	991,439	2.94%	3.44%	to	3.28%
2019	0.60%	to	0.75%	6,126	1,901.91	to	185.50	1,252,656	5.03%	8.52%	to	8.35%
2018	0.60%	to	0.75%	5,882	1,752.66	to	171.20	1,163,417	2.69%	-2.93%	to	-3.08%
2017	0.60%	to	0.75%	6,570	1,805.61	to	176.63	1,373,831	4.71%	5.70%	to	5.54%
Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I (NVAMV1)
2021	0.60%	to	0.75%	11,489	4,479.05	to	439.48	5,533,993	1.25%	33.73%	to	33.53%
2020	0.60%	to	0.75%	12,443	3,349.42	to	329.13	4,482,847	1.59%	0.89%	to	0.73%
2019	0.60%	to	0.75%	17,607	3,320.01	to	326.73	6,330,406	2.69%	26.19%	to	26.00%
2018	0.60%	to	0.75%	18,628	2,630.88	to	259.30	5,344,148	1.42%	-9.89%	to	-10.03%
2017	0.60%	to	0.75%	20,390	2,919.75	to	288.21	6,478,308	1.70%	8.03%	to	7.87%
Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X (NVAMVX)
2021	0.60%	to	0.75%	30,166	1,584.57	to	158.15	4,979,425	1.33%	33.90%	to	33.70%
2020	0.60%	to	0.75%	31,708	1,183.37	to	118.28	4,153,575	1.38%	18.34%	to	18.28%	****

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I (NVCBD1)
2021	0.65%	to	0.75%	2,278	157.36	to	155.22	355,803	2.03%	-1.67%	to	-1.77%
2020	0.65%	to	0.75%	2,164	160.03	to	158.02	344,057	2.90%	6.32%	to	6.21%
2019	0.65%	to	0.75%	1,657	150.52	to	148.78	247,726	2.99%	8.24%	to	8.13%
2018	0.65%	to	0.75%	1,720	139.07	to	137.59	237,779	3.08%	-1.07%	to	-1.17%
2017	0.65%	to	0.75%	1,800	140.57	to	139.22	251,682	2.68%	3.72%	to	3.62%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Capital Appreciation Fund: Class I (NVCCA1)
2021	0.75%			273	225.14			61,463	0.28%	14.89%
2020	0.75%			271	195.97			53,107	0.99%	10.84%
2019	0.75%			280	176.81			49,506	3.00%	19.32%
2018	0.75%			275	148.18			40,750	2.21%	-8.73%
2017	0.75%			270	162.36			43,838	1.76%	15.15%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Conservative Fund: Class I (NVCCN1)
2021	0.75%			636	159.37			101,362	0.05%	3.71%
2020	0.75%			55	153.68			8,452	0.24%	6.89%
2019	0.75%			60	143.78			8,627	2.60%	9.95%
2018	0.75%			64	130.77			8,369	2.33%	-3.24%
2017	0.75%			67	135.15			9,055	2.19%	5.56%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Aggressive Fund: Class I (NVCMA1)
2021	0.75%			722	235.18			169,803	0.24%	17.24%
2020	0.75%			732	200.61			146,844	1.14%	11.52%
2019	0.75%			787	179.88			141,569	2.89%	21.41%
2018	0.75%			1,019	148.16			150,980	2.09%	-10.07%
2017	0.75%			1,236	164.75			203,636	1.61%	17.28%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderately Conservative Fund: Class I (NVCMC1)
2021	0.75%			27	185.98			5,022	0.25%	8.41%
2020	0.75%			27	171.55			4,632	0.57%	8.34%
2019	0.75%			27	158.35			4,275	2.79%	13.42%
2018	0.75%			27	139.61			3,770	2.37%	-5.39%
2017	0.75%			27	147.57			3,984	1.38%	9.26%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Moderate Fund: Class I (NVCMD1)
2021	0.75%			2,095	212.10			444,341	0.28%	12.79%
2020	0.75%			1,811	188.05			340,559	0.69%	9.94%
2019	0.75%			2,737	171.04			468,150	2.95%	17.44%
2018	0.75%			2,500	145.65			364,122	2.28%	-7.76%
2017	0.75%			2,338	157.91			369,190	1.97%	13.20%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Aggressive Fund: Class I (NVCRA1)
2021	0.75%			2,600	244.34			635,278	0.20%	19.29%
2020	0.75%			2,533	204.83			518,827	1.15%	11.90%
2019	0.75%			2,523	183.05			461,834	2.89%	23.22%
2018	0.75%			2,884	148.56			428,437	1.94%	-11.39%
2017	0.75%			2,978	167.66			499,286	1.34%	19.10%
Nationwide Variable Insurance Trust - NVIT Blueprint(SM) Balanced Fund: Class I (NVCRB1)
2021	0.75%			139	197.53			27,457	0.27%	10.29%
2020	0.75%			130	179.10			23,283	0.70%	8.89%
2019	0.75%			124	164.47			20,395	2.78%	15.43%
2018	0.75%			116	142.49			16,529	2.40%	-6.75%
2017	0.75%			114	152.81			17,420	1.73%	11.17%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II (NVDBL2)
2021	0.75%			207	233.23			48,278	0.20%	7.43%
2020	0.75%			209	217.09			45,372	0.16%	8.59%
2019	0.75%			513	199.92			102,559	2.18%	14.48%
2018	0.75%			526	174.63			91,858	3.71%	-5.56%
2017	0.75%			114	184.92			21,081	1.91%	10.30%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II (NVDCA2)
2021	0.75%			54	300.36			16,219	0.17%	11.32%
2020	0.75%			56	269.81			15,109	0.18%	10.78%
2019	0.75%			59	243.54			14,369	2.20%	19.04%
2018	0.75%			58	204.58			11,866	1.63%	-7.17%
2017	0.75%			63	220.39			13,884	1.71%	13.95%

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class II (NVIE6)
2021	0.65%	to	0.75%	2,144	135.42	to	133.58	289,572	2.25%	11.67%	to	11.56%
2020	0.65%	to	0.75%	2,232	121.27	to	119.74	269,944	0.96%	6.99%	to	6.88%
2019	0.65%	to	0.75%	2,415	113.35	to	112.03	273,059	2.32%	18.14%	to	18.02%
2018	0.65%	to	0.75%	2,753	95.94	to	94.92	263,535	1.77%	-15.36%	to	-15.44%
2017	0.65%	to	0.75%	3,253	113.35	to	112.26	367,721	1.56%	26.25%	to	26.13%
Nationwide Variable Insurance Trust - NVIT BNY Mellon Core Plus Bond Fund: Class I (NVLCP1)
2021	0.60%	to	0.75%	4,835	1,003.58	to	169.33	977,225	11.21%	0.36%	to	-1.47%
2020	0.75%			177	171.84			30,416	5.67%	8.49%
2019	0.75%			34	158.40			5,385	3.31%	9.06%
2018	0.75%			32	145.23			4,647	2.44%	-1.95%
2017	0.75%			53	148.12			7,850	1.65%	3.17%
Nationwide Variable Insurance Trust - NVIT AllianzGI International Growth Fund: Class I (NVMIG1)
2021	0.65%	to	0.75%	8,975	189.71	to	188.26	1,693,395	0.38%	-1.72%	to	-1.82%
2020	0.65%	to	0.75%	8,483	193.04	to	191.75	1,629,951	1.06%	50.06%	to	49.91%
2019	0.65%	to	0.75%	10,318	128.63	to	127.91	1,322,776	1.23%	32.29%	to	32.15%
2018	0.65%	to	0.75%	11,279	97.24	to	96.79	1,093,665	1.08%	-17.00%	to	-17.08%
2017	0.65%	to	0.75%	11,863	117.16	to	116.73	1,386,994	1.22%	24.96%	to	24.84%
Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X (NVMIVX)
2021	0.60%	to	0.75%	99,982	1,293.43	to	129.11	19,323,521	3.29%	9.92%	to	9.75%
2020	0.60%	to	0.75%	105,694	1,176.72	to	117.64	18,631,544	0.00%	17.67%	to	17.64%	****
Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I (NVMLG1)
2021	0.60%	to	0.75%	15,477	5,496.41	to	460.52	7,273,117	0.00%	39.61%	to	39.40%
2020	0.60%	to	0.75%	16,583	3,937.03	to	330.36	5,617,941	0.00%	29.31%	to	29.12%
2019	0.60%	to	0.75%	17,861	3,044.56	to	255.86	4,707,113	4.19%	29.75%	to	29.55%
2018	0.60%	to	0.75%	18,669	2,346.50	to	197.49	3,813,681	0.08%	-3.66%	to	-3.80%
2017	0.60%	to	0.75%	22,190	2,435.64	to	205.30	4,739,017	0.36%	29.43%	to	29.23%
Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)
2021	0.60%	to	0.75%	125,033	6,176.56	to	386.78	76,022,496	0.12%	-5.27%	to	-5.42%
2020	0.60%	to	0.75%	130,524	6,520.45	to	408.93	84,163,853	0.00%	59.94%	to	59.70%
2019	0.60%	to	0.75%	149,392	4,076.89	to	256.06	59,219,476	0.00%	36.43%	to	36.23%
2018	0.60%	to	0.75%	162,306	2,988.20	to	187.97	46,982,938	0.00%	-7.41%	to	-7.55%
2017	0.60%	to	0.75%	173,895	3,227.39	to	203.32	54,864,593	0.00%	26.98%	to	26.79%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II (NVMMV2)
2021	0.65%	to	0.75%	17,615	298.51	to	294.46	5,210,002	0.74%	23.21%	to	23.09%
2020	0.65%	to	0.75%	18,663	242.27	to	239.22	4,483,155	2.10%	-1.78%	to	-1.88%
2019	0.65%	to	0.75%	18,667	246.68	to	243.82	4,569,233	2.22%	23.04%	to	22.92%
2018	0.65%	to	0.75%	20,562	200.48	to	198.35	4,092,811	1.07%	-13.72%	to	-13.81%
2017	0.65%	to	0.75%	21,929	232.36	to	230.13	5,062,727	1.11%	13.10%	to	12.99%
Nationwide Variable Insurance Trust - NVIT Neuberger Berman Multi Cap Opportunities Fund: Class I (NVNMO1)
2021	0.60%	to	0.75%	47,333	3,290.18	to	322.34	20,544,174	0.30%	25.81%	to	25.62%
2020	0.60%	to	0.75%	50,119	2,615.13	to	256.59	17,320,700	0.43%	12.87%	to	12.70%
2019	0.60%	to	0.75%	54,132	2,316.92	to	227.67	16,580,094	0.65%	27.31%	to	27.11%
2018	0.60%	to	0.75%	59,925	1,819.97	to	179.11	14,274,351	0.56%	-5.34%	to	-5.48%
2017	0.60%	to	0.75%	64,215	1,922.60	to	189.49	16,248,415	0.53%	24.11%	to	23.92%
Nationwide Variable Insurance Trust - NVIT BNY Mellon Sustainable U.S. Equity Fund: Class II (NVNSR2)
2021	0.65%	to	0.75%	1,060	334.52	to	329.97	350,926	0.37%	25.93%	to	25.81%
2020	0.65%	to	0.75%	823	265.63	to	262.28	216,006	0.79%	12.60%	to	12.49%
2019	0.65%	to	0.75%	826	235.90	to	233.16	192,710	0.74%	25.23%	to	25.10%
2018	0.65%	to	0.75%	897	188.37	to	186.37	167,487	0.58%	-6.49%	to	-6.58%
2017	0.65%	to	0.75%	955	201.44	to	199.50	190,760	0.55%	17.60%	to	17.48%
Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I (NVOLG1)
2021	0.60%	to	0.75%	237,604	6,630.08	to	650.53	204,320,063	0.53%	29.46%	to	29.27%
2020	0.60%	to	0.75%	227,712	5,121.24	to	503.24	153,533,044	1.34%	18.19%	to	18.01%
2019	0.60%	to	0.75%	245,073	4,333.20	to	426.44	141,180,033	1.72%	36.79%	to	36.59%
2018	0.60%	to	0.75%	267,986	3,167.72	to	312.21	113,509,125	0.85%	-1.87%	to	-2.01%
2017	0.60%	to	0.75%	303,489	3,227.97	to	318.63	129,444,477	0.48%	26.55%	to	26.36%

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I (NVRE1)
2021	0.65%	to	0.75%	16,340	271.88	to	268.19	4,396,781	1.07%	45.80%	to	45.65%
2020	0.65%	to	0.75%	18,481	186.48	to	184.13	3,413,944	1.48%	-6.00%	to	-6.09%
2019	0.65%	to	0.75%	20,964	198.38	to	196.08	4,124,610	1.71%	29.86%	to	29.73%
2018	0.65%	to	0.75%	22,724	152.77	to	151.15	3,445,671	1.79%	-4.55%	to	-4.64%
2017	0.65%	to	0.75%	25,775	160.05	to	158.51	4,096,469	2.17%	5.81%	to	5.70%
Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II (NVSTB2)
2021	0.65%	to	0.75%	6,455	117.20	to	115.61	750,032	1.06%	-1.23%	to	-1.33%
2020	0.65%	to	0.75%	6,159	118.66	to	117.17	725,431	1.66%	2.17%	to	2.06%
2019	0.65%	to	0.75%	5,927	116.15	to	114.80	683,981	2.30%	3.41%	to	3.31%
2018	0.65%	to	0.75%	5,440	112.31	to	111.12	606,992	2.14%	0.16%	to	0.06%
2017	0.65%	to	0.75%	6,943	112.13	to	111.05	773,678	1.40%	0.92%	to	0.82%
Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class I (NVTIV3)
2021	0.65%	to	0.75%	824	151.48	to	191.19	153,125	1.23%	9.68%	to	9.57%
2020	0.60%	to	0.75%	1,153	1,388.48	to	174.48	416,365	1.34%	4.55%	to	4.39%
2019	0.60%	to	0.75%	1,107	1,328.05	to	167.14	232,865	2.28%	11.81%	to	11.65%
2018	0.60%	to	0.75%	1,192	1,187.73	to	149.70	223,139	1.77%	-16.20%	to	-16.32%
2017	0.60%	to	0.75%	1,497	1,417.28	to	178.91	319,753	2.05%	21.99%	to	21.80%
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class IV (SAM4)
2021	0.00%	to	0.75%	107,637	3,425.66	to	159.14	23,538,314	0.00%	0.00%	to	-0.75%
2020	0.00%	to	0.75%	115,975	3,425.66	to	160.35	25,736,856	0.22%	0.24%	to	-0.51%
2019	0.60%	to	0.75%	92,961	2,262.49	to	161.17	20,211,381	4.57%	1.17%	to	1.02%
2018	0.60%	to	0.75%	101,245	2,236.31	to	159.54	22,780,893	1.33%	0.78%	to	0.63%
2017	0.00%	to	0.75%	110,726	3,311.48	to	158.55	24,643,118	0.41%	-0.18%	to	-0.33%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class IV (SCF4)
2021	0.60%	to	0.75%	29,418	5,973.33	to	576.50	23,241,061	0.00%	29.98%	to	29.79%
2020	0.60%	to	0.75%	31,702	4,595.41	to	444.18	19,414,011	0.02%	21.98%	to	21.80%
2019	0.60%	to	0.75%	35,473	3,767.25	to	364.68	17,595,636	0.08%	24.94%	to	24.75%
2018	0.60%	to	0.75%	38,347	3,015.29	to	292.32	15,199,539	0.02%	-13.17%	to	-13.30%
2017	0.60%	to	0.75%	40,496	3,472.60	to	337.17	18,638,782	0.00%	12.82%	to	12.66%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I (SCGF)
2021	0.60%	to	0.75%	4,116	5,944.29	to	578.01	2,731,115	0.00%	9.65%	to	9.48%
2020	0.60%	to	0.75%	4,674	5,421.26	to	527.95	2,870,563	0.00%	40.05%	to	39.84%
2019	0.60%	to	0.75%	4,934	3,871.08	to	377.55	2,157,953	0.00%	34.90%	to	34.70%
2018	0.60%	to	0.75%	5,550	2,869.58	to	280.29	1,784,857	0.00%	-8.49%	to	-8.63%
2017	0.60%	to	0.75%	6,123	3,135.92	to	306.77	2,137,528	0.00%	24.18%	to	23.99%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class IV (SCVF4)
2021	0.60%	to	0.75%	34,607	4,979.10	to	480.54	21,437,834	0.00%	31.14%	to	30.94%
2020	0.60%	to	0.75%	37,279	3,796.82	to	366.99	17,534,857	0.08%	4.52%	to	4.37%
2019	0.60%	to	0.75%	38,578	3,632.48	to	351.63	17,752,866	1.07%	18.29%	to	18.12%
2018	0.60%	to	0.75%	40,989	3,070.76	to	297.70	16,144,492	0.69%	-17.45%	to	-17.57%
2017	0.60%	to	0.75%	42,537	3,719.85	to	361.17	20,410,261	0.50%	8.42%	to	8.25%
Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class IV (TRF4)
2021	0.00%	to	0.75%	39,365	32,685.83	to	1,037.01	156,838,458	0.78%	21.90%	to	20.99%
2020	0.00%	to	0.75%	43,665	26,812.59	to	857.07	138,135,708	1.15%	10.32%	to	9.49%
2019	0.60%	to	0.75%	46,873	14,725.68	to	782.76	134,454,658	3.09%	28.57%	to	28.38%
2018	0.60%	to	0.75%	50,288	11,453.57	to	609.74	110,855,828	1.09%	-0.60%	to	-0.75%
2017	0.00%	to	0.75%	53,998	18,791.13	to	614.36	119,428,087	1.03%	19.82%	to	19.64%
Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: I Class Shares (AMCG)
2021	0.60%	to	0.75%	35	8,285.90	to	805.71	214,399	0.00%	12.32%	to	12.15%
2020	0.60%	to	0.75%	40	7,377.30	to	718.43	201,868	0.00%	39.14%	to	38.93%
2019	0.60%	to	0.75%	48	5,301.94	to	517.10	163,064	0.00%	31.95%	to	31.76%
2018	0.60%	to	0.75%	55	4,018.03	to	392.47	137,604	0.00%	-6.97%	to	-7.11%
2017	0.60%	to	0.75%	106	4,318.96	to	422.50	177,265	0.00%	24.54%	to	24.36%

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: S Class Shares (AMMCGS)
2021	0.60%	to	0.75%	2,861	2,340.22	to	231.87	803,752	0.00%	12.05%	to	11.88%
2020	0.60%	to	0.75%	3,216	2,088.56	to	207.25	793,613	0.00%	38.87%	to	38.67%
2019	0.60%	to	0.75%	3,291	1,503.92	to	149.46	609,140	0.00%	31.69%	to	31.49%
2018	0.60%	to	0.75%	3,410	1,142.03	to	113.66	517,664	0.00%	-7.12%	to	-7.26%
2017	0.60%	to	0.75%	3,988	1,229.57	to	122.56	609,770	0.00%	23.82%	to	23.63%
Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I Shares (AMSRS)
2021	0.60%	to	0.75%	1,998	5,939.38	to	577.54	4,711,366	0.38%	22.74%	to	22.55%
2020	0.60%	to	0.75%	2,203	4,839.05	to	471.25	4,062,662	0.62%	18.85%	to	18.67%
2019	0.60%	to	0.75%	2,295	4,071.66	to	397.11	3,614,291	0.59%	25.13%	to	24.94%
2018	0.60%	to	0.75%	1,746	3,253.90	to	317.83	729,071	0.48%	-6.29%	to	-6.43%
2017	0.60%	to	0.75%	1,875	3,472.41	to	339.69	857,206	0.53%	17.72%	to	17.55%
Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: I Class Shares (AMTB)
2021	0.60%	to	0.75%	23,287	1,925.54	to	184.73	5,581,739	2.50%	0.14%	to	-0.01%
2020	0.60%	to	0.75%	23,503	1,922.88	to	184.75	5,685,995	2.27%	2.84%	to	2.68%
2019	0.60%	to	0.75%	23,565	1,869.80	to	179.92	5,764,338	1.94%	3.07%	to	2.91%
2018	0.60%	to	0.75%	24,363	1,814.17	to	174.83	5,781,426	1.60%	0.41%	to	0.26%
2017	0.60%	to	0.75%	27,849	1,806.70	to	174.37	6,542,074	1.39%	0.29%	to	0.14%
PIMCO Variable Insurance Trust - International Bond Portfolio (unhedged): Administrative Class (PMVFBA)
2021	0.75%			339	131.04			44,423	6.07%	-8.21%
2020	0.75%			354	142.77			50,539	6.29%	9.94%
2019	0.75%			658	129.86			85,445	2.00%	6.22%
2018	0.75%			680	122.25			83,130	4.53%	-4.70%
2017	0.75%			825	128.28			105,830	1.43%	10.02%
PIMCO Variable Insurance Trust - Low Duration Portfolio: Administrative Class (PMVLDA)
2021	0.75%			1,514	125.13			189,454	0.53%	-1.67%
2020	0.75%			3,844	127.26			489,182	1.21%	2.22%
2019	0.75%			4,178	124.50			520,142	2.77%	3.25%
2018	0.75%			4,504	120.58			543,092	1.91%	-0.42%
2017	0.75%			5,200	121.09			629,657	1.29%	0.60%
PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class (PMVTRA)
2020	0.60%	to	0.75%	7,327	1,353.80	to	133.42	1,376,161	2.04%	7.99%	to	7.82%
2019	0.60%	to	0.75%	3,656	1,253.67	to	123.74	805,432	3.03%	7.70%	to	7.54%
2018	0.60%	to	0.75%	3,170	1,163.99	to	115.06	708,620	2.55%	-1.14%	to	-1.29%
2017	0.60%	to	0.75%	3,308	1,177.36	to	116.56	693,970	2.03%	4.29%	to	4.14%
Putnam Variable Trust - Putnam VT Large Cap Value Fund: Class IB (PVEIB)
2021	0.60%	to	0.75%	2,741	1,775.85	to	176.35	484,060	1.16%	26.54%	to	26.35%
2020	0.60%	to	0.75%	3,043	1,403.37	to	139.57	426,516	1.65%	5.17%	to	5.01%
2019	0.60%	to	0.75%	3,047	1,334.38	to	132.91	449,803	2.05%	29.62%	to	29.43%
2018	0.60%	to	0.75%	3,416	1,029.43	to	102.69	392,819	0.73%	-9.04%	to	-9.18%
2017	0.60%	to	0.75%	3,062	1,131.72	to	113.06	401,281	0.00%	13.17%	to	13.06%	****
Putnam Variable Trust - Putnam VT Growth Opportunities Fund: Class IB (PVGOB)
2021	0.60%	to	0.75%	1,923	3,067.13	to	304.37	705,808	0.00%	21.92%	to	21.74%
2020	0.60%	to	0.75%	1,949	2,515.66	to	250.02	590,404	0.04%	37.88%	to	37.67%
2019	0.60%	to	0.75%	1,929	1,824.55	to	181.60	428,332	0.13%	35.92%	to	35.72%
2018	0.60%	to	0.75%	1,992	1,342.32	to	133.81	342,996	0.00%	1.76%	to	1.61%
2017	0.60%	to	0.75%	2,598	1,319.05	to	131.68	420,661	0.10%	30.12%	to	29.93%
Putnam Variable Trust - Putnam VT International Equity Fund: Class IB (PVTIGB)
2021	0.60%	to	0.75%	114	2,929.56	to	284.87	80,449	1.17%	8.17%	to	8.01%
2020	0.60%	to	0.75%	121	2,708.32	to	263.75	81,148	1.63%	11.42%	to	11.26%
2019	0.60%	to	0.75%	130	2,430.62	to	237.06	79,387	1.38%	24.40%	to	24.22%
2018	0.60%	to	0.75%	139	1,953.81	to	190.84	65,375	1.43%	-19.60%	to	-19.72%
2017	0.60%	to	0.75%	155	2,430.11	to	237.72	89,777	2.18%	25.82%	to	25.64%
T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II (TRHS2)
2021	0.65%	to	0.75%	5,121	681.19	to	673.29	3,470,249	0.00%	12.10%	to	11.99%
2020	0.65%	to	0.75%	5,869	607.67	to	601.23	3,550,844	0.00%	28.43%	to	28.30%
2019	0.65%	to	0.75%	7,422	473.15	to	468.60	3,494,373	0.00%	27.80%	to	27.67%
2018	0.65%	to	0.75%	7,929	370.24	to	367.04	2,923,050	0.00%	0.20%	to	0.10%
2017	0.65%	to	0.75%	7,932	369.49	to	366.68	2,919,886	0.00%	26.48%	to	26.36%

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
VanEck VIP Trust - Emerging Markets Bond Fund: Initial Class (VWBF)
2021	0.60%	to	0.75%	6,307	2,697.88	to	258.82	2,525,442	5.08%	-4.63%	to	-4.77%
2020	0.60%	to	0.75%	6,545	2,828.73	to	271.78	2,730,299	7.20%	8.27%	to	8.11%
2019	0.60%	to	0.75%	7,261	2,612.64	to	251.40	2,841,599	0.34%	11.94%	to	11.77%
2018	0.60%	to	0.75%	8,018	2,333.91	to	224.92	2,837,133	7.68%	-6.70%	to	-6.84%
2017	0.60%	to	0.75%	9,985	2,501.56	to	241.44	3,604,666	2.33%	11.57%	to	11.41%
VanEck VIP Trust - Emerging Markets Fund: Initial Class (VWEM)
2021	0.60%	to	0.75%	29,263	4,295.66	to	413.34	17,481,680	0.91%	-12.40%	to	-12.53%
2020	0.60%	to	0.75%	29,028	4,903.51	to	472.54	20,349,004	2.05%	16.55%	to	16.37%
2019	0.60%	to	0.75%	31,302	4,207.27	to	406.05	18,980,182	0.46%	29.81%	to	29.62%
2018	0.60%	to	0.75%	33,828	3,240.99	to	313.26	15,803,812	0.30%	-23.95%	to	-24.06%
2017	0.60%	to	0.75%	35,218	4,261.44	to	412.52	22,137,728	0.43%	50.13%	to	49.91%
VanEck VIP Trust - Global Resources Fund: Initial Class (VWHA)
2021	0.60%	to	0.75%	8,056	4,022.54	to	385.90	4,614,327	0.43%	18.21%	to	18.03%
2020	0.60%	to	0.75%	8,844	3,402.93	to	326.95	4,364,558	0.94%	18.40%	to	18.22%
2019	0.60%	to	0.75%	9,241	2,874.11	to	276.55	3,959,201	0.00%	11.20%	to	11.03%
2018	0.60%	to	0.75%	10,117	2,584.65	to	249.07	3,895,718	0.00%	-28.71%	to	-28.82%
2017	0.60%	to	0.75%	10,706	3,625.47	to	349.90	5,747,374	0.00%	-2.28%	to	-2.43%
Vanguard Variable Insurance Fund - Equity Income Portfolio (VVEI)
2021	0.95%			8,552	518.23			4,431,940	1.96%	24.14%
2020	0.95%			8,953	417.45			3,737,432	2.79%	2.27%
2019	0.95%			9,231	408.18			3,767,875	2.46%	23.25%
2018	0.95%			9,671	331.17			3,202,766	2.31%	-6.86%
2017	0.95%			9,953	355.56			3,538,895	2.48%	17.13%
Vanguard Variable Insurance Fund - Total Bond Market Index Portfolio (VVHGB)
2021	0.95%			10,560	175.07			1,848,749	2.00%	-2.65%
2020	0.95%			9,696	179.83			1,743,630	2.51%	6.56%
2019	0.95%			9,285	168.75			1,566,863	2.49%	7.65%
2018	0.95%			8,875	156.76			1,391,288	2.29%	-1.08%
2017	0.95%			9,399	158.47			1,489,497	2.36%	2.51%
Vanguard Variable Insurance Fund - High Yield Bond Portfolio (VVHYB)
2021	0.95%			7,776	276.56			2,150,517	4.12%	2.70%
2020	0.95%			7,265	269.29			1,956,407	5.53%	4.67%
2019	0.95%			6,910	257.27			1,777,734	6.02%	14.58%
2018	0.95%			6,932	224.53			1,556,444	4.68%	-3.66%
2017	0.95%			7,192	233.05			1,676,093	4.35%	6.00%
Vanguard Variable Insurance Fund - Mid-Cap Index Portfolio (VVMCI)
2021	0.95%			12,360	726.62			8,980,988	1.10%	23.18%
2020	0.95%			12,785	589.88			7,541,612	1.47%	16.96%
2019	0.95%			13,068	504.36			6,591,033	1.49%	29.64%
2018	0.95%			13,813	389.06			5,374,147	1.21%	-10.19%
2017	0.95%			13,965	433.22			6,049,879	1.19%	17.96%
Allspring Variable Trust - VT Discovery Fund: Class 2 (SVDF)
2021	0.60%	to	0.75%	250	3,874.70	to	375.07	954,675	0.00%	-5.61%	to	-5.75%
2020	0.60%	to	0.75%	276	4,104.98	to	397.96	1,118,146	0.00%	61.68%	to	61.44%
2019	0.60%	to	0.75%	301	2,538.98	to	246.51	755,310	0.00%	38.19%	to	37.98%
2018	0.60%	to	0.75%	329	1,837.33	to	178.66	596,188	0.00%	-7.62%	to	-7.76%
2017	0.60%	to	0.75%	1,133	1,988.92	to	193.69	820,850	0.00%	28.36%	to	28.17%
Allspring Variable Trust - VT Opportunity Fund: Class 2 (SVOF)
2021	0.60%	to	0.75%	187	5,377.72	to	520.57	417,397	0.04%	24.03%	to	23.85%
2020	0.60%	to	0.75%	210	4,335.79	to	420.34	362,352	0.44%	20.28%	to	20.10%
2019	0.60%	to	0.75%	236	3,604.70	to	349.99	329,956	0.28%	30.68%	to	30.48%
2018	0.60%	to	0.75%	317	2,758.45	to	268.22	368,913	0.19%	-7.70%	to	-7.84%
2017	0.60%	to	0.75%	345	2,988.70	to	291.05	448,410	0.66%	19.72%	to	19.54%
Allspring Variable Trust - VT Small Cap Growth Fund: Class 2 (WFVSCG)
2021	0.75%			401	653.10			261,892	0.00%	6.84%
2020	0.75%			417	611.31			254,916	0.00%	56.61%
2019	0.75%			332	390.35			129,596	0.00%	23.90%
2018	0.75%			687	315.06			216,447	0.00%	0.55%
2017	0.75%			383	313.34			120,011	0.00%	24.92%

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

*

This represents the range of annual contract expense rates of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.

**

This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the policyholder accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

***

This represents the range of minimum and maximum total returns for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit values for expenses assessed. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option was initially added and funded during the period presented. Minimum and maximum ranges are not shown for underlying mutual fund options for which a single contract expense rate (product option) exists. In such cases, the total return presented is representative of all units issued and outstanding at period end.

****	Subaccounts denoted indicate the underlying mutual fund option was initially added and funded during the period presented.

NATIONWIDE LIFE INSURANCE COMPANY

FOR THE YEAR ENDED DECEMBER 31, 2021

Independent Auditors’ Report

Audit Committee of the Board of Directors Nationwide Life Insurance Company:

Opinions

We have audited the financial statements of Nationwide Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2021 and 2020, and the related statutory statements of operations and changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2021, and the related notes to the statutory financial statements (financial statements).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2021, in accordance with the statutory accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department) described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2021.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 of the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audit was conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information Schedule I Summary of Investments – Other Than Investments in Related Parties, Schedule III Supplementary Insurance Information, Schedule IV Reinsurance and Schedule V Valuation and Qualifying Accounts is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/KPMG LLP

Columbus, Ohio

March 18, 2022

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

	December 31,
(in millions, except share amounts)	2021	2020

Admitted assets
Invested assets
Bonds	$37,931	$37,207
Stocks	3,016	2,835
Mortgage loans, net of allowance	8,185	7,783
Policy loans	913	888
Derivative assets	64	51
Cash, cash equivalents and short-term investments	636	461
Securities lending collateral assets	170	101
Other invested assets	1,225	955
Total invested assets	$52,140	$50,281
Accrued investment income	577	692
Deferred federal income tax assets, net	618	642
Other assets	125	195
Separate account assets	125,372	114,407
Total admitted assets	$178,832	$166,217

Liabilities, capital and surplus
Liabilities
Future policy benefits and claims	$42,499	$41,002
Policyholders dividend accumulation	414	430
Asset valuation reserve	610	466
Interest maintenance reserve	17	-
Current federal income taxes payable	161	-
Payable for securities	113	177
Derivative liabilities	31	87
Securities lending payable	171	101
Funds held under coinsurance	1,052	965
Other liabilities	922	967
Accrued transfers from separate accounts	(1,621)	(1,490)
Separate account liabilities	125,372	114,407
Total liabilities	$169,741	$157,112

Capital and surplus
Capital shares ($1 par value; authorized - 5,000,000 shares,issued and outstanding - 3,814,779 shares)	$4	$4
Surplus notes	1,100	1,100
Additional paid-in capital	1,998	1,998
Unassigned surplus	5,989	6,003
Total capital and surplus	$9,091	$9,105
Total liabilities, capital and surplus	$178,832	$166,217

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Operations

	Year ended December 31,
(in millions)	2021	2020	2019
Revenues
Premiums and annuity considerations	$12,664	$10,637	$10,168
Net investment income	2,231	2,107	1,974
Amortization of interest maintenance reserve	(8)	-	(2)
Other revenues	2,463	2,372	2,312
Total revenues	$17,350	$15,116	$14,452

Benefits and expenses
Benefits to policyholders and beneficiaries	$16,884	$15,013	$14,782
Increase in reserves for future policy benefits and claims	807	1,627	1,501
Net transfers from separate accounts	(3,002)	(3,544)	(3,747)
Commissions	858	646	674
Dividends to policyholders	30	36	38
Reserve adjustment on reinsurance assumed	(151)	(172)	(246)
Other expenses	439	444	417
Total benefits and expenses	$15,865	$14,050	$13,419

Income before federal income tax expense and net realized capital losses on investments	$1,485	$1,066	$1,033
Federal income tax (benefit) expense	(9)	4	(73)

Income before net realized capital losses on investments	$1,494	$1,062	$1,106
Net realized capital (losses) on investments, net of federal income tax expense (benefit) of $59, $(26) and $7 in 2021, 2020 and 2019, respectively, and excluding $15, $(4) and $0 of net realized capital gains (losses) transferred to the interest maintenance reserve in 2021, 2020 and 2019, respectively	(683)	(575)	(477)
Net income	$811	$487	$629

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Changes in Capital and Surplus

(in millions)	Capital shares	Surplus notes	Additional paid-in capital	Unassigned surplus	Capital and surplus
Balance as of December 31, 2018	$4	$700	$1,398	$4,743	$6,845

Net income	-	-	-	629	629
Change in asset valuation reserve	-	-	-	(107)	(107)
Change in deferred income taxes	-	-	-	(29)	(29)
Change in net unrealized capital gains and losses, net of tax (benefit) of $(29)	-	-	-	426	426
Change in nonadmitted assets	-	-	-	59	59
Change in surplus notes	-	400	-	-	400
Capital contribution from Nationwide Financial Services, Inc.	-	-	600	-	600
Other, net	-	-	-	(1)	(1)
Balance as of December 31, 2019	$4	$1,100	$1,998	$5,720	$8,822

Change in reserve on account of change in valuation basis	-	-	-	78	78
Cumulative effect of change in accounting principle	-	-	-	5	5
Balance as of January 1, 2020	$4	$1,100	$1,998	$5,803	$8,905

Net income	-	-	-	487	487
Change in asset valuation reserve	-	-	-	13	13
Change in deferred income taxes	-	-	-	41	41
Change in net unrealized capital gains and losses, net of tax (benefit) of $(3)	-	-	-	(313)	(313)
Change in nonadmitted assets	-	-	-	(21)	(21)
Other, net	-	-	-	(7)	(7)
Balance as of December 31, 2020	$4	$1,100	$1,998	$6,003	$9,105

Change in reserve on account of change in valuation basis	-	-	-	2	2
Cumulative effect of change in accounting principle	-	-	-	6	6
Balance as of January 1, 2021	$4	$1,100	$1,998	$6,011	$9,113

Net income	-	-	-	811	811
Change in asset valuation reserve	-	-	-	(144)	(144)
Change in deferred income taxes	-	-	-	50	50
Change in net unrealized capital gains and losses, net of tax expense of $30	-	-	-	(142)	(142)
Change in nonadmitted assets	-	-	-	(47)	(47)
Dividends paid to Nationwide
Financial Services, Inc.	-	-	-	(550)	(550)
Balance as of December 31, 2021	$4	$1,100	$1,998	$5,989	$9,091

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Statutory Statements of Cash Flow

	Years ended December 31,
(in millions)	2021	2020	2019

Cash flows from operating activities:
Premiums collected, net of reinsurance	$12,661	$10,648	$10,184
Net investment income	2,404	2,034	1,825
Other revenue	2,367	2,664	2,708
Policy benefits and claims paid	(16,735)	(14,886)	(14,778)
Commissions, operating expenses and taxes, other than federal income tax paid	(1,122)	(885)	(847)
Net transfers from separate accounts	2,871	3,620	3,805
Policyholders’ dividends paid	(36)	(38)	(40)
Federal income taxes recovered	121	121	87
Net cash provided by operating activities	$2,531	$3,278	$2,944

Cash flows from investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	$6,953	$3,404	$3,547
Stocks	127	37	58
Mortgage loans	1,053	640	910
Other assets	279	905	385
Total investment proceeds	$8,412	$4,986	$4,900
Cost of investments acquired:
Bonds	$(7,744)	$(5,527)	$(6,327)
Stocks	(538)	(517)	(454)
Mortgage loans	(1,441)	(769)	(800)
Derivative assets	(589)	(580)	(687)
Other assets	(594)	(837)	(340)
Total investments acquired	$(10,906)	$(8,230)	$(8,608)
Net (increase) decrease in policy loans	(25)	15	2
Net cash used in investing activities	$(2,519)	$(3,229)	$(3,706)

Cash flows from financing activities and miscellaneous sources:
Surplus notes	$-	$-	$400
Capital contribution from Nationwide Financial Services, Inc.	-	-	600
Dividend paid to Nationwide Financials Services, Inc.	(550)	-	-
Net change in deposits on deposit-type contract funds and other insurance liabilities	517	160	(714)
Net change in short-term debt	-	(200)	(162)
Derivative liabilities	(56)	65	2
Other cash provided (used)	252	(169)	93
Net cash provided by (used in) financing activities and miscellaneous	$163	$(144)	$219

Net increase (decrease) in cash, cash equivalents and short-term investments	$175	$(95)	$(543)
Cash, cash equivalents and short-term investments at beginning of year	461	556	1,099
Cash, cash equivalents and short-term investments at end of year	$636	$461	$556
Supplemental disclosure of non-cash activities:
Exchange of bond investments	$277	$799	$592

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

(1)	Nature of Operations

Nationwide Life Insurance Company (“NLIC” or “the Company”) was incorporated in 1929 and is an Ohio domiciled stock life insurance company. The Company is a member of the Nationwide group of companies (“Nationwide”), which is comprised of Nationwide Mutual Insurance Company (“NMIC”) and all of its subsidiaries and affiliates.

All of the outstanding shares of NLIC’s common stock are owned by Nationwide Financial Services, Inc. (“NFS”), a holding company formed by Nationwide Corporation, a majority-owned subsidiary of NMIC.

The Company is a leading provider of long-term savings and retirement products in the United States of America (“U.S.”). The Company develops and sells a wide range of products and services, which include fixed and variable individual annuities, private and public sector group retirement plans, life insurance, investment advisory services and other investment products. The Company is licensed to conduct business in all fifty states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands.

The Company sells its products through a diverse distribution network. Unaffiliated entities that sell the Company’s products to their own customer bases include independent broker-dealers, financial institutions, wirehouses and regional firms, pension plan administrators, life insurance agencies, life insurance specialists and registered investment advisors. Representatives of affiliates who market products directly to a customer base include Nationwide Retirement Solutions, Inc. and Nationwide Financial Network producers, which includes the agency distribution force of the Company’s ultimate parent company, NMIC. NMIC completed the transition away from utilizing the exclusive agent model in 2020. The Company believes its broad range of competitive products, strong distributor relationships and diverse distribution network position it to compete effectively under various economic conditions.

Wholly-owned subsidiaries of NLIC as of December 31, 2021 include Nationwide Life and Annuity Insurance Company (“NLAIC”) and its wholly-owned subsidiaries, Olentangy Reinsurance, LLC (“Olentangy”) and Nationwide SBL, LLC (“NWSBL”), Jefferson National Financial Corporation (“JNF”) and its wholly-owned subsidiaries, Jefferson National Securities Corporation (“JNSC”) and Jefferson National Life Insurance Company (“JNLIC”), and its wholly-owned subsidiary, Jefferson National Life Insurance Company of New York (“JNLNY”), Eagle Captive Reinsurance, LLC (“Eagle”), Nationwide Investment Services Corporation (“NISC”) and Nationwide Investment Advisors, LLC (“NIA”). NLAIC primarily offers individual annuity contracts including fixed annuity contracts, group annuity contracts including pension risk transfer contacts, universal life insurance, variable universal life insurance, term life insurance and corporate-owned life insurance on a non-participating basis. Olentangy is a Vermont domiciled special purpose financial insurance company. NWSBL offers a securities-based lending product and is an Ohio limited liability company and nonadmitted subsidiary. JNF is a distributor of tax-advantaged investing solutions for registered investment advisors, fee-based advisors and the clients they serve. JNSC is a registered broker-dealer. JNLIC and JNLNY are licensed to underwrite both fixed and variable annuity products. Eagle is an Ohio domiciled special purpose financial captive insurance company. NISC is a registered broker-dealer. NIA is a registered investment advisor.

The Company is subject to regulation by the insurance departments of states in which it is domiciled and/or transacts business and undergoes periodic examinations by those departments.

As of December 31, 2021 and 2020, the Company did not have a significant concentration of financial instruments in a single investee, industry or geographic region. Also, the Company did not have a concentration of business transactions with a particular customer, lender, distribution source, market or geographic region in which a single event could cause a severe impact on the Company’s financial position after considering insurance risk that has been transferred to external reinsurers.

(2)	Summary of Significant Accounting Policies

Use of Estimates

The preparation of the statutory financial statements requires the Company to make estimates and assumptions that affect the amounts reported in the statutory financial statements and accompanying notes. Significant estimates include certain investment and derivative valuations and future policy benefits and claims. Actual results could differ significantly from those estimates.

Basis of Presentation

The statutory financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Ohio Department of Insurance (“the Department”). Prescribed statutory accounting practices are those practices incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state but allowed by the domiciliary state regulatory authority.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

Effective January 1, 2021, NLIC and NLAIC elected to apply a prescribed practice promulgated under Ohio Administrative Code Section 3901-1-67 (“OAC 3901-1-67”) to its derivative instruments hedging indexed products and indexed annuity reserve liabilities in order to better align the measurement of indexed product reserves and the derivatives that hedge them. Under OAC 3901-1-67, derivative instruments are carried at amortized cost with the initial hedge cost amortized over the term and asset payoffs realized at the end of the term being reported through net investment income, rather than the derivative instruments being carried at fair value with asset payoffs realized over the term through net realized capital gains and losses. Additionally, the cash surrender value reserves for indexed annuity products only reflect index interest credits at the end of the crediting term as compared to partial index interest credits accumulating throughout the crediting term in increase in reserves for future policy benefits and claims.

The Company’s subsidiary, Eagle, applies one prescribed practice with multiple applications as provided under the State of Ohio’s captive law, which values assumed guaranteed minimum death benefits (“GMDB”) and guaranteed lifetime withdrawal benefits (“GLWB”) risks on variable annuity contracts from NLIC and GLWB risks on fixed indexed annuity contracts from NLIC and NLAIC using an alternative reserving basis from the Statutory Accounting Principles detailed within the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”) pursuant to Ohio Revised Code Chapter 3964 and approved by the Department.

Olentangy was granted a permitted practice from the State of Vermont allowing Olentangy to carry the assets placed into a trust account by Union Hamilton Reinsurance Ltd. (“UHRL”) on its statutory statements of admitted assets, liabilities and surplus at net admitted asset value for certain universal life and term life insurance policies.

If the prescribed or permitted practices were not applied, the Company’s risk-based capital would continue to be above regulatory action levels. A reconciliation of the Company’s net income between NAIC SAP and prescribed and permitted practices is shown below:

(in millions)	SSAP #	F/S Page	State of domicile	December 31,
				2021	2020	2019

Net Income
Statutory Net Income			OH	$811	$487	$629
State Prescribed Practice:
OAC 3901-1-67:
Derivative instruments	86	4	OH	9	-	-
Reserves for indexed annuities	51	4	OH	(20)	-	-
Tax impact	101	4	OH	3	-	-

NAIC SAP				$803	$487	$629

A reconciliation of the Company’s capital and surplus between NAIC SAP and prescribed and permitted practices is shown below:

(in millions)	SSAP #	F/S Page	State of domicile	As of December 31,
				2021	2020
Surplus
Statutory Capital and Surplus			OH	$9,091	$9,105
State Prescribed Practice:
Subsidiary valuation - Eagle: NLIC risks ceded	51	2	OH	791	711
Subsidiary valuation - Eagle: NLAIC risks ceded	51	2	OH	(810)	(523)
OAC 3901-1-67:
Derivative instruments	86	2,4	OH	13	-
Reserves for indexed annuities	51	3,4	OH	(22)	-
Tax impact	101	2,4	OH	2	-
Subsidiary Valuation - NLAIC	51,86,101	2	OH	274	-
State Permitted Practice:
Subsidiary valuation - Olentangy	20	2	VT	(67)	(67)

NAIC SAP				$9,272	$9,226

Statutory accounting practices vary in some respects from U.S. generally accepted accounting principles (“GAAP”), including the following practices:

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

Financial Statements

●	Statutory financial statements are prepared using language and groupings substantially the same as the annual statements of the Company filed with the NAIC and state regulatory authorities;

●

assets must be included in the statutory statements of admitted assets, liabilities, capital and surplus at net admitted asset value and nonadmitted assets are excluded through a charge to capital and surplus;

●

an asset valuation reserve (“AVR”) is established in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies and is reported as a liability, and changes in the AVR are reported directly in capital and surplus;

●

an interest maintenance reserve (“IMR”) is established in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies and is reported as a liability, and the amortization of the IMR is reported as revenue;

●	the expense allowance associated with statutory reserving practices for investment contracts held in the separate accounts is reported in the general account as a negative liability;

●	accounting for contingencies requires recording a liability at the midpoint of a range of estimated possible outcomes when no better estimate in the range exists;

●	surplus notes are accounted for as a component of capital and surplus;

●	costs related to successful policy acquisitions are charged to operations in the year incurred;

●	negative cash balances are reported as negative assets;

●	certain income and expense items are charged or credited directly to capital and surplus;

●	amounts on deposit in internal qualified cash pools are reported as cash equivalents;

●	the statutory statements of cash flows are presented on the basis prescribed by the NAIC; and

●	the statutory financial statements do not include accumulated other comprehensive income.

Future Policy Benefits and Claims

●	Deposits to universal life contracts, investment contracts and limited payment contracts are included in revenue; and

●	future policy benefit reserves are based on statutory requirements.

Reinsurance Ceded

●	Certain assets and liabilities are reported net of ceded reinsurance balances; and

●	provision is made for amounts receivable and outstanding for more than 90 days through a charge to capital and surplus.

Investments

●	Investments in bonds are generally stated at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value;

●	investments in preferred stocks are generally stated at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value;

●	other-than-temporary impairments on bonds, excluding loan-backed and structured securities, are measured based on fair value and are not reversible;

●	the proportional amortized cost method is utilized to determine the liquidation value of Low-Income Housing Tax Credit Funds (“Tax Credit Funds”);

●

admitted subsidiary, controlled and affiliated entities are not consolidated; rather, those investments are generally carried at audited statutory capital and surplus or GAAP equity, as appropriate, and are recorded as an equity investment in stocks or other invested assets;

●

equity in earnings of subsidiary companies is recognized directly in capital and surplus as net unrealized capital gains or losses, while dividends from unconsolidated companies are recorded in operations as net investment income;

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

●

undistributed earnings and valuation adjustments from investments in joint ventures, partnerships and limited liability companies are recognized directly in capital and surplus as net unrealized capital gains or losses;

●	changes in non-specific mortgage loan reserves are measured under an incurred loss model and are recorded directly in capital and surplus as net unrealized capital gains or losses; and

●	gains on sales of investments between affiliated companies representing economic transactions are deferred at the parent level until the related assets are paid down or an external sale occurs.

Separate Accounts

●	Assets and liabilities of guaranteed separate accounts are reported as separate account assets and separate account liabilities, respectively.

Derivative Instruments

●	Derivatives used in effective hedging transactions are valued in a manner consistent with the hedged asset or liability;

●

With the exception of derivatives applying the prescribed practice under OAC 3901-1-67, unrealized gains and losses on derivatives that are not considered to be effective hedges are charged to capital and surplus;

●	interest earned on derivatives is charged to net investment income; and

●	embedded derivatives are not separated from the host contract and accounted for separately as a derivative instrument.

Goodwill

●	Goodwill is limited to 10% of the prior reporting period’s adjusted statutory surplus, with any goodwill in excess of this limitation nonadmitted through a charge to surplus; and

●	goodwill is amortized and charged to surplus.

Federal Income Taxes

●

Changes in deferred federal income taxes are recognized directly in capital and surplus with limitations on the amount of deferred tax assets that can be reflected as an admitted asset (15% of capital and surplus); and

●	uncertain tax positions are subject to a “more likely than not” standard for federal and foreign income tax loss contingencies only.

Nonadmitted Assets

●

In addition to the nonadmitted assets described above, certain other assets are nonadmitted and charged directly to capital and surplus. These include prepaid assets, certain software, disallowed IMR and other receivables outstanding for more than 90 days.

The financial information included herein is prepared and presented in accordance with SAP prescribed or permitted by the Department. Certain differences exist between SAP and GAAP, which are presumed to be material.

Revenues and Benefits

Life insurance premiums are recognized as revenue over the premium paying period of the related policies when due. Annuity considerations are recognized as revenue when received. Health insurance premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Policy benefits and claims that are expensed include interest credited to policy account balances, benefits and claims incurred in the period in excess of related policy reserves and other changes in future policy benefits.

Future Policy Benefits and Claims

Future policy benefits for traditional products are based on statutory mortality and interest requirements without consideration of withdrawals. The principal statutory mortality tables and interest assumptions used on policies in force are the 1958 Commissioner’s Standard Ordinary (“CSO”) table at interest rates of 2.5%, 3.0%, 3.5%, 4.0% and 4.5%, the 1941 CSO table at an interest rate of 2.5%, the 1980 CSO table at interest rates of 4.0%, 4.5%, 5.0% and 5.5%, the 2001 CSO table at an interest rate of 4.0% and 3.5% and the 2017 CSO table at an interest rate of 3.5% and 4.5%. Beginning January 1, 2020, the Company has applied principles-based reserving to all new individual life business. For business subject to principles-based reserving, additional reserves may be held where the deterministic and/or stochastic reserves are in excess of net premium reserves, as defined by Valuation Manual 20, Requirements for Principle-Based Reserves for Life Products (“VM-20”).

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

Future policy benefits for universal life and variable universal life contracts have been calculated based on participants’ contributions plus interest credited on any funds in the fixed account less applicable contract charges. These policies have been adjusted for possible future surrender charges in accordance with the Commissioner’s Reserve Valuation Method (“CRVM”). For business subject to principles-based reserving, the Company has calculated reserves under VM-20.

Future policy benefits for annuity products have been established based on contract term, interest rates and various contract provisions. Individual deferred annuity contracts issued in 1990 and after have been adjusted for possible future surrender charges in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”).

Future policy benefits for pension risk transfer (“PRT”) products have been established in accordance with the CARVM. Statutory reserves for PRT business written during or after 2020 are calculated as the present value of future benefit payments, using the prescribed 1994 Group Annuity Mortality (“GAM”) table along with the AA projection mortality improvement scale and prescribed valuation rates as specified in Chapter 22 of the Valuation Manual. For the PRT business written before 2020, the statutory reserves are calculated using prescribed GAM tables and valuation interest rates that vary by issue year, as specified in the Standard Valuation Law.

As of 2019, the Company calculated its reserves for variable annuity products with guaranteed minimum death, accumulation and withdrawal benefits and other contracts involving guaranteed benefits similar to those offered with variable annuities under the standard scenario of Actuarial Guideline XLIII “CARVM for Variable Annuities”, which exceeded the stochastic 70th percentile Conditional Tail Expectations scenario. Effective January 1, 2020, the Company changed its reserve valuation basis for variable annuities due to changes to Valuation Manual 21, Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”) and as a result, the Company calculated its reserves using a stochastic reserve, which is floored at the cash surrender value.

The aggregate reserves for individual accident and health policies consist of active life reserves, disabled life reserves and unearned premium reserves. The active life reserves for disability income are reserved for on the net level basis, at a 3.0% interest rate, using either the 1964 Commissioner’s Disability Table (for policies issued prior to 1982) or the 1985 Commissioner’s Individual Disability Table A (for policies issued after 1981). The active life reserves for major medical insurance (both scheduled and unscheduled benefits) are based on the benefit ratio method for policies issued after 1981.

The active life reserves for accident and health policies are reserved for on the net level basis, at a 3.0% interest rate, using either the 1956 Inter-Company Hospital-Surgical tables, the 1974 Medical Expense tables or the 1959 Accidental Death Benefits table.

The disabled life reserves for accident and health policies are calculated using the 1985 Commissioner’s Individual Disability Table A at a 3.0% interest rate. Unearned premium reserves are based on the actual gross premiums and actual days.

The aggregate reserves for group accident and health and franchise accident and health policies consist of disabled life reserves and unearned premium reserves. Reserves for benefits payable on disabled life claims are based on the 2012 Group Long-Term Disability Valuation Table, at varying interest rates of 2.75% - 6.0%, for group policies and the 1987 Commissioner’s Group Disability Table, at varying interest rates of 2.75% - 10.25%, for franchise policies.

Future policy benefits and claims for group long-term disability policies are the present value (discounted between 2.75% and 6.00%) of amounts not yet due on reported claims and an estimate of amounts to be paid on incurred but unreported claims. Future policy benefits and claims on other group health policies are not discounted.

The Company issues fixed and floating rate funding agreements to the Federal Home Loan Bank of Cincinnati (“FHLB”). The liabilities for such funding agreements are treated as annuities under Ohio law for life insurance companies and recorded in future policy benefits and claims. Refer to Note 9 for additional details.

Separate Accounts

Separate account assets represent contractholders’ funds that have been legally segregated into accounts with specific investment objectives. Separate account assets are primarily recorded at fair value, with the value of separate account liabilities set to equal the fair value of separate account assets. Separate account assets are primarily comprised of public, privately-registered and non-registered mutual funds, whose fair value is primarily based on the funds’ net asset value. Other separate account assets are recorded at fair value based on the methodology that is applicable to the underlying assets. In limited circumstances, other separate account assets are recorded at book value when the policyholder does not participate in the underlying portfolio experience.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

Separate account liabilities, in conjunction with accrued transfers from separate accounts, represent contractholders’ funds adjusted for possible future surrender charges in accordance with the CARVM and the CRVM, respectively. The difference between full account value and CARVM/CRVM is reflected in accrued transfers to separate accounts, as prescribed by the NAIC, in the statutory statements of admitted assets, liabilities, capital and surplus. The annual change in the difference between full account value and CARVM/CRVM and its applicable federal income tax is reflected in the statutory statements of operations as part of the net transfers to separate accounts and federal income tax, respectively.

Retained Assets

The Company does not retain beneficiary assets. During a death benefit claim, the death benefit settlement method is payment to the beneficiary in the form of a check or electronic funds transfer.

Investments

Bonds and stocks of unaffiliated companies. Bonds are generally stated at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value. Preferred stocks are generally stated at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value. Changes in the fair value of bonds and stocks stated at fair value are charged to capital and surplus.

Loan-backed and structured securities, which are included in bonds in the statutory financial statements, are stated in a manner consistent with the bond guidelines, but with additional consideration given to the special valuation rules implemented by the NAIC applicable to residential mortgage-backed securities that are not backed by U.S. government agencies, commercial mortgage-backed securities and certain other structured securities. Under these guidelines, an initial and adjusted NAIC designation is determined for each security. The initial NAIC designation, which takes into consideration the security’s amortized cost relative to an NAIC-prescribed valuation matrix, is used to determine the reporting basis (i.e., amortized cost or lower of amortized cost or fair value).

Interest income is recognized when earned, while dividends are recognized when declared. The Company nonadmits investment income due and accrued when amounts are over 90 days past due.

For investments in loan-backed and structured securities, the Company recognizes income and amortizes discounts and premiums using the effective-yield method based on prepayment assumptions, generally obtained using a model provided by a third-party vendor, and the estimated economic life of the securities. When actual prepayments differ significantly from estimated prepayments, the effective-yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income in the period the estimates are revised. All other investment income is recorded using the effective-yield method without anticipating the impact of prepayments.

Purchases and sales of bonds and stocks are recorded on the trade date, with the exception of private placement bonds, which are recorded on the funding date. Realized gains and losses are determined on a specific identification method on the trade date.

Independent pricing services are most often utilized, and compared to pricing from additional sources when available, to determine the fair value of bonds and stocks for which market quotations or quotations on comparable securities or models are used. For these bonds and stocks, the Company obtains the pricing services’ methodologies and classifies the investments accordingly in the fair value hierarchy.

A corporate pricing matrix is used in valuing certain corporate bonds. The corporate pricing matrix was developed using publicly available spreads for certain privately-placed corporate bonds with varying weighted average lives and credit quality ratings. The weighted average life and credit quality rating of a particular bond to be priced using the corporate pricing matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular bond.

Non-binding broker quotes are also utilized to determine the fair value of certain bonds when deemed appropriate or when valuations are not available from independent pricing services or a corporate pricing matrix. These bonds are classified with the lowest priority in the fair value hierarchy as only one broker quote is ordinarily obtained, the investment is not traded on an exchange, the pricing is not available to other entities and/or the transaction volume in the same or similar investments has decreased. Inputs used in the development of prices are not provided to the Company by the brokers as the brokers often do not provide the necessary transparency into their quotes and methodologies. At least annually, the Company performs reviews and tests to ensure that quotes are a reasonable estimate of the investments’ fair value. Price movements of broker quotes are subject to validation and require approval from the Company’s management. Management uses its knowledge of the investment and current market conditions to determine if the price is indicative of the investment’s fair value.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

For all bonds, the Company considers its ability and intent to hold the security for a period of time sufficient to allow for the anticipated recovery in value, the expected recovery of principal and interest and the extent to which the fair value has been less than amortized cost. If the decline in fair value to below amortized cost is determined to be other-than-temporary, a realized loss is recorded equal to the difference between the amortized cost of the investment and its fair value.

The Company periodically reviews loan-backed and structured securities in an unrealized loss position by comparing the present value of cash flows, including estimated prepayments, expected to be collected from the security to the amortized cost basis of the security. If the present value of cash flows expected to be collected, discounted at the security’s effective interest rate, is less than the amortized cost basis of the security, the impairment is considered other-than-temporary and a realized loss is recorded.

All other bonds in an unrealized loss position are periodically reviewed to determine if a decline in fair value to below amortized cost is other-than-temporary. Factors considered during this review include timing and amount of expected cash flows, ability of the issuer to meet its obligations, financial condition and future prospects of the issuer, amount and quality of any underlying collateral and current economic and industry conditions that may impact an issuer.

Stocks may experience other-than-temporary impairment based on the prospects for full recovery in value in a reasonable period of time and the Company’s ability and intent to hold the stock to recovery. If a stock is determined to be other-than-temporarily impaired, a realized loss is recorded equal to the difference between the cost basis of the investment and its fair value.

Investments in subsidiaries. The investment in the Company’s wholly-owned insurance subsidiaries, NLAIC and Eagle, are carried using the equity method of accounting applicable to U.S. insurance subsidiary, controlled and affiliated (“SCA”) entities. This requires the investment to be recorded based on the value of its underlying audited statutory surplus. Furthermore, the equity method of accounting would be discontinued if the investment is reduced to zero, unless the Company has guaranteed obligations of the subsidiary or otherwise committed to provide further financial support. In accordance with the “look through” provisions of Statements of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, the valuation of JNF, an unaudited downstream noninsurance holding company, is based on the individual audited SCA entities owned by the holding company. Additionally, all non-affiliated liabilities, commitments, contingencies, guarantees or obligations of the holding company are reflected in the determination of the carrying value of the investments. The Company’s investment in NISC and NIA, wholly-owned non-insurance subsidiaries, are carried using the equity method of accounting applicable to U.S. non-insurance subsidiary, controlled and affiliated entities. This requires the investment to be recorded based on its underlying audited GAAP equity. Investments in NLAIC, JNF and NISC are included in stocks, and the investment in Eagle is included in other invested assets on the statutory statements of admitted assets, liabilities, capital and surplus.

Mortgage loans, net of allowance. The Company holds commercial mortgage loans that are collateralized by properties throughout the U.S. Mortgage loans are held at unpaid principal balance adjusted for premiums and discounts, less a valuation allowance. The Company also holds commercial mortgage loans of these property types that are under development. Mortgage loans under development are collateralized by the borrower’s common stock.

As part of the underwriting process, specific guidelines are followed to ensure the initial quality of a new mortgage loan. Third-party appraisals are obtained to support loaned amounts as the loans are collateral dependent or guaranteed.

The collectability and value of a mortgage loan is based on the ability of the borrower to repay and/or the value of the underlying collateral. Many of the Company’s mortgage loans are structured with balloon payment maturities, exposing the Company to risks associated with the borrowers’ ability to make the balloon payment or refinance the property. Loans are considered delinquent when contractual payments are 90 days past due.

Mortgage loans require a loan-specific reserve when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan requires a loan-specific reserve, a provision for loss is established equal to the difference between the carrying value and the fair value of the collateral less costs to sell. Loan-specific reserve charges are recorded in net realized capital gains and losses. In the event a loan-specific reserve charge is reversed, the recovery is also recorded in net realized capital gains and losses.

In addition to the loan-specific reserves, the Company maintains a non-specific reserve based primarily on loan surveillance categories and property type classes, which reflects management’s best estimates of probable credit losses inherent in the portfolio of loans without specific reserves as of the date of the statutory statements of admitted assets, liabilities, capital and surplus. Management’s periodic evaluation of the adequacy of the non-specific reserve is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect a group of borrowers’ ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Non-specific reserve changes are recorded directly in capital and surplus as net unrealized capital gains and losses.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

Management evaluates the credit quality of individual mortgage loans and the portfolio as a whole through a number of loan quality measurements, including, but not limited to, loan-to-value (“LTV”) and debt service coverage (“DSC”) ratios. The LTV ratio is calculated as a ratio of the amortized cost of a loan to the estimated value of the underlying collateral. DSC is the amount of cash flow generated by the underlying collateral of the mortgage loan available to meet periodic interest and principal payments of the loan. These loan quality measurements contribute to management’s assessment of relative credit risk in the mortgage loan portfolio. Based on underwriting criteria and ongoing assessment of the properties’ performance, management believes the amounts, net of valuation allowance, are collectible. This process identifies the risk profile and potential for loss individually and in the aggregate for the commercial mortgage loan portfolios. These factors are updated and evaluated at least annually. Due to the nature of the collateral underlying mortgage loans under development, these loans are not evaluated using the LTV and DSC ratios described above.

Interest income on performing mortgage loans is recognized in net investment income over the life of the loan using the effective-yield method. Loans in default or in the process of foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in net investment income in the period received. Loans are restored to accrual status when the principal and interest is current and it is determined the future principal and interest payments are probable or the loan is modified.

Policy loans. Policy loans, which are collateralized by the related insurance policy, are held at the outstanding principal balance and do not exceed the net cash surrender value of the policy. As such, no valuation allowance for policy loans is required.

Cash and cash equivalents. Cash and cash equivalents include highly liquid investments with original maturities of less than three months and, effective December 31, 2020, amounts on deposit in internal qualified cash pools. The Company and various affiliates maintain agreements with Nationwide Cash Management Company (“NCMC”), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants in the internal qualified cash pool.

Short-term investments. Short-term investments consist primarily of government agency discount notes with maturities of twelve months or less at acquisition. Short-term investments also include outstanding promissory notes with initial maturity dates of one-year or less with certain affiliates. The Company carries short-term investments at amortized cost, which approximates fair value.

Other invested assets. Other invested assets consist primarily of alternative investments in private equity funds, private debt funds, tax credit funds, real estate partnerships and the investment in Eagle. Except for investments in certain tax credit funds, these investments are recorded using the equity method of accounting. Changes in carrying value as a result of the equity method are reflected as net unrealized capital gains and losses as a direct adjustment to capital and surplus. Gains and losses are generally recognized through income at the time of disposal or when operating distributions are received. Partnership interests in tax credit funds are held at amortized cost with amortization charged to net investment income over the period in which the tax benefits, primarily credits, are earned. Tax credits are recorded as an offset to tax expense in the period utilized.

The Company sold $2.6 billion, $2.3 billion and $2.2 billion in Tax Credit Funds to unrelated third parties with outstanding guarantees as of December 31, 2021, 2020 and 2019, respectively. The Company guaranteed after-tax benefits to the third-party investors through periods ending in 2038. These guarantees are in effect for periods of approximately 15 years each. The Tax Credit Funds provide a stream of tax benefits to the investors that will generate a yield and return of capital. If the tax benefits are not sufficient to provide these cumulative after-tax yields, the Company must fund any shortfall. The maximum amount of undiscounted future payments that the Company could be required to pay the investors under the terms of the guarantees is $1.5 billion, but the Company does not anticipate making any material payments related to the guarantees. The Company’s risks are mitigated in the following ways: (1) the Company has the right to buyout the equity related to the guarantee under certain circumstances, (2) the Company may replace underperforming properties to mitigate exposure to guarantee payments, (3) the Company oversees the asset management of the deals and (4) changes in tax laws are explicitly excluded from the Company’s guarantees of after-tax benefits.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

Securities Lending. The Company has entered into securities lending agreements with a custodial bank whereby eligible securities are loaned to third parties, primarily major brokerage firms. These transactions are used to generate additional income in the securities portfolio. The Company is entitled to receive from the borrower any payments of interest and dividends received on loaned securities during the loan term. The agreements require a minimum of 102% of the fair value of the loaned securities to be held as collateral. Cash collateral is invested by the custodial bank in investment-grade securities, which are included in the total invested assets of the Company. Periodically, the Company may receive non-cash collateral, which would be recorded off-balance sheet. The Company recognizes loaned securities in bonds. A securities lending payable is recorded in other liabilities for the amount of cash collateral received. If the fair value of the collateral received (cash and/or securities) is less than the fair value of the securities loaned, the shortfall is nonadmitted. Net income received from securities lending activities is included in net investment income. Because the borrower or the Company may terminate a securities lending transaction at any time, if loans are terminated in advance of the reinvested collateral asset maturities, the Company would repay its securities lending obligations from operating cash flows or the proceeds of sales from its investment portfolio, which includes significant liquid securities.

Derivative Instruments

The Company uses derivative instruments to manage exposures and mitigate risks primarily associated with interest rates, equity markets and foreign currency. These derivative instruments primarily include interest rate swaps, cross-currency swaps, futures and options.

Derivative instruments used in hedging transactions considered to be effective hedges are reported in a manner consistent with the hedged items. With the exception of derivatives applying the prescribed practice under OAC 3901-1-67, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with changes in fair value recorded in capital and surplus as unrealized gains or losses.

The fair value of derivative instruments is determined using various valuation techniques relying predominantly on observable market inputs and internal models. These inputs include interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

The Company’s derivative transaction counterparties are generally financial institutions. To reduce the credit risk associated with open contracts, the Company enters into master netting agreements which permit the closeout and netting of transactions with the same counterparty upon the occurrence of certain events. In addition, the Company attempts to reduce credit risk by obtaining collateral from counterparties. The determination of the need for and the levels of collateral vary based on an assessment of the credit risk of the counterparty. The Company accepts collateral in the forms of cash and marketable securities. Non-cash collateral received is recorded off-balance sheet.

Cash flows and payment accruals on derivatives are recorded in net investment income.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. In determining fair value, the Company uses various methods, including market, income and cost approaches.

The Company categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Company categorizes assets and liabilities held at fair value in the statutory statements of admitted assets, liabilities, capital and surplus as follows:

Level 1. Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date and mutual funds where the value per share (unit) is determined and published daily and is the basis for current transactions.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

Level 2. Unadjusted quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, London Interbank Offered Rate (“LIBOR”), prime rates, cash flows, maturity dates, call ability, estimated prepayments and/or underlying collateral values.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimates of the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Primary inputs to this valuation technique include broker quotes and comparative trades.

The Company reviews its fair value hierarchy classifications for assets and liabilities quarterly. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassifications. Reclassifications are reported as transfers at the beginning of the reporting period in which the change occurs.

Asset Valuation Reserve

The Company maintains an AVR as prescribed by the NAIC for the purpose of offsetting potential credit related investment losses on each invested asset category, excluding cash, policy loans and income receivable. The AVR contains a separate component for each category of invested assets. The change in AVR is charged or credited directly to capital and surplus.

Interest Maintenance Reserve

The Company records an IMR as prescribed by the NAIC, which represents the net deferral for interest-related gains or losses arising from the sale of certain investments, such as bonds, mortgage loans and loan-backed and structured securities sold. The IMR is applied as follows:

•

for bonds, the designation from the NAIC Capital Markets and Investments Analysis Office must not have changed more than one designation between the beginning of the holding period and the date of sale;

•	the bond must never have been classified as a default security;

•

for mortgage loans, during the prior two years, they must not have had interest more than 90 days past due, been in the process of foreclosure or in the course of voluntary conveyance, nor had restructured terms; and

•	for loan-backed and structured securities, all interest-related other-than-temporary impairments and interest-related realized gains or losses on sales of the securities.

The realized gains or losses, net of related federal income tax, from the applicable bonds and mortgage loans sold, have been removed from the net realized gain or loss amounts and established as a net liability. This liability is amortized into income such that the amount of each capital gain or loss amortized in a given year is based on the excess of the amount of income which would have been reported that year, if the asset had not been disposed of over the amount of income which would have been reported had the asset been repurchased at its sale price. In the event the unamortized IMR liability balance is negative, the balance is reclassified as an asset and fully nonadmitted. The Company utilizes the grouped method for amortization. Under the grouped method, the liability is amortized into income over the remaining period to expected maturity based on the groupings of the individual securities into five-year bands.

Goodwill

For companies whose operations are primarily insurance related, goodwill is the excess of the cost to acquire a company over the Company’s share of the statutory book value of the acquired entity. Goodwill is recorded in stocks in the statutory statements of admitted assets, liabilities and surplus. Goodwill is amortized on a straight-line basis over the period of economic benefit, not to exceed ten years, with a corresponding charge to surplus. Goodwill was immaterial as of December 31, 2021 and 2020.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

Federal Income Taxes

The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets, net of any nonadmitted portion and statutory valuation allowance, and deferred tax liabilities, are recognized for the expected future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income or loss in the years in which those temporary differences are expected to be recovered or settled. The change in deferred taxes, excluding the impact of taxes on unrealized capital gains or losses and nonadmitted deferred taxes, is charged directly to capital and surplus.

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to change the provision for federal income taxes recorded in the statutory financial statements, which could be significant.

Tax reserves are reviewed regularly and are adjusted as events occur that the Company believes impact its liability for additional taxes, such as lapsing of applicable statutes of limitations, conclusion of tax audits or substantial agreement with taxing authorities on the deductibility/nondeductibility of uncertain items, additional exposure based on current calculations, identification of new issues, release of administrative guidance or rendering of a court decision affecting a particular tax issue. The Company believes its tax reserves reasonably provide for potential assessments that may result from Internal Revenue Service (“IRS”) examinations and other tax-related matters for all open tax years.

The Company is included in the NMIC consolidated federal income tax return.

Reinsurance Ceded

The Company cedes insurance to other companies in order to limit potential losses and to diversify its exposures. Such agreements do not relieve the Company of its primary obligation to the policyholder in the event the reinsurer is unable to meet the obligations it has assumed. Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported in the statutory statements of admitted assets, liabilities, capital and surplus on a net basis within the related future policy benefits and claims of the Company.

Participating Business

Participating business, which refers to policies that participate in profits through policyholder dividends, represented approximately 4% of the Company’s life insurance in force in 2021 and 2020, and 50% of the number of life insurance policies in force in 2021 and 2020. The provision for policyholder dividends was based on the respective year’s dividend scales, as approved by the Board of Directors. Policyholder dividends are recognized when declared. No additional income was allocated to participating policyholders during 2021 and 2020.

Accounting Changes and Corrections of Errors

Effective January 1, 2021, the Company elected to apply OAC 3901-1-67 to its derivative instruments hedging indexed products and indexed annuity reserve liabilities. As a result of the Company’s election to apply OAC 3901-1-67 as of January 1, 2021, the Company’s admitted assets decreased $3 million, total liabilities decreased $2 million and capital and surplus decreased $1 million, which included a $3 million reduction to unassigned surplus from the cumulative effect of the change in accounting principle.

During 2020, the Company identified and corrected an error in the variable annuity ceded premium calculation under the intercompany 100% coinsurance agreement with Eagle. The error resulted in an understatement of ceded premiums for the years ended December 31, 2019 and 2018. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors, the total prior period correction of $9 million was reported in 2020 as a negative adjustment to unassigned funds (surplus) and consisted of $11 million of ceded premiums, offset by $2 million of taxes.

Effective January 1, 2020, the Company changed its reserve valuation basis for variable annuities due to changes to VM-21. As a result of this change, the Company records stochastic reserves, floored at the cash surrender value, instead of reserves using the standard scenario previously required under Actuarial Guideline XLIII “CARVM for Variable Annuities”. The impacts of the valuation basis change were recognized as of January 1, 2020, resulting in an increase to statutory capital and surplus of $78 million. In addition, the Company changed its reserve valuation basis for stable value wraps covering certain group life insurance policies from Separate Accounts Funding Guaranteed Minimum Benefits Under Group Contracts, to VM-21. There was no impact to statutory capital and surplus as a result of this change.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

During 2020, the Company modified its approach used to schedule the reversals of its deferred tax assets for policyholder reserves under SSAP No. 101, Income Taxes (“SSAP No. 101”). Prior to 2020 the Company scheduled the reversals of its deferred tax assets for policyholder reserves by estimating the reserve reversal using the aggregate policyholder reserve. As of January 1, 2020, the Company is now taking a disaggregated approach and calculates reversal of the deferred tax assets for policyholder reserves on a product-by-product basis. The new method is more precise and better reflects how the deferred tax assets for policyholder reserves moves with the underlying reserve liability. SSAP No. 101 permits a company to modify its scheduling method so long as the modification is treated as change in accounting principle. The impact of the change increases the Company’s net admitted deferred tax asset $6 million and $5 million as of December 31, 2020 and January 1, 2020, respectively, with a commensurate increase in capital and surplus. There was no impact on net income.

Recently Adopted Accounting Standard

Effective January 1, 2021, the Company adopted revisions to SSAP No. 32R, Preferred Stock (“SSAP No. 32R”). The adopted revisions updated the definition for redeemable and perpetual preferred stock and furthermore, updated the valuation classification for perpetual preferred stock to fair value. Previously, perpetual preferred stock could have been valued at amortized cost or fair value based on the rating of the security. Per SSAP No. 32R, any valuation classification changes from amortized cost to fair value are to be recognized in statutory surplus. Going forward, changes to fair value will be recognized as a change in net unrealized capital gains and losses to in statutory surplus. As a result of this change, the Company recorded an increase to statutory capital and surplus of $9 million as of January 1, 2021.

In December 2020, the Company adopted revisions to SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short-Term Investments (“SSAP No. 2R”). The adopted revisions require internal cash pooling arrangements to meet certain criteria to be considered qualified cash pools, with investments in qualifying pools reported as cash equivalents on the statutory statements of admitted assets, liabilities, capital and surplus. The Company’s cash pool meets the criteria to be considered a qualified cash pool under SSAP No. 2R. The internal cash pooling arrangement with NCMC was historically classified as short-term investments, resulting in a change in classification to cash equivalents.

COVID-19

On March 11, 2020, the World Health Organization declared the novel coronavirus (“COVID-19”) a pandemic. In response to the COVID-19 pandemic, governments have enacted various measures to reduce the spread of the virus. The COVID-19 pandemic conditions have created financial market volatility and uncertainty regarding whether and when certain customer behaviors will return to historical patterns, including sales of new and retention of existing policies, life insurance mortality and credit allowance exposure. None of the aforementioned items have had a material impact on the overall financial condition of the Company. While many of the government-imposed measures have eased in 2021, the extent to which the COVID-19 pandemic may impact the Company’s ongoing operations and financial condition will depend on future developments that are evolving and uncertain.

Subsequent Events

The Company evaluated subsequent events through March 18 2022, the date the statutory financial statements were issued.

Effective January 1, 2022, Harleysville Life Insurance Company (“HLIC”), an Ohio domiciled stock life insurance company and subsidiary of NMIC that offers universal and traditional life insurance, disability income insurance and fixed annuity contracts on a non-participating basis, completed a merger agreement with NLAIC. Pursuant to the merger agreement, the operations of HLIC merged with and into NLAIC, with NLAIC continuing as the surviving entity. There was not a material impact on the Company’s surplus as a result of the merger.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

(3)	Analysis of Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

The following table summarizes the analysis of individual annuities actuarial reserves by withdrawal characteristics, as of the dates indicated:

(in millions)	General account[1]	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
December 31, 2021
Subject to discretionary withdrawal:
With market value adjustment	$622	125	-	$747	1%
At book value less current surrender charge of 5% or more	209	-	-	209	0%
At fair value	12	-	73,141	73,153	93%
Total with market value adjustment or at fair value	$843	$125	$73,141	$74,109	94%
At book value without adjustment (minimal or no charge or adjustment)	3,295	-	6	3,301	4%
Not subject to discretionary withdrawal	1,749	-	69	1,818	2%
Total, gross	$5,887	$125	$73,216	$79,228	100%
Less: Reinsurance ceded	(114)	-	-	(114)
Total, net	$5,773	$125	$73,216	$79,114
Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$53	$-	$-	$53

December 31, 2020
Subject to discretionary withdrawal:
With market value adjustment	$190	$162	$-	$352	0%
At book value less current surrender charge of 5% or more	219	-	-	219	0%
At fair value	-	-	65,990	65,990	92%
Total with market value adjustment or at fair value	$409	$162	$65,990	$66,561	92%
At book value without adjustment (minimal or no charge or adjustment)	3,480	-	8	3,488	5%
Not subject to discretionary withdrawal	1,755	-	62	1,817	3%
Total, gross	$5,644	$162	$66,060	$71,866	100%
Less: Reinsurance ceded	(112)	-	-	(112)
Total, net	$5,532	$162	$66,060	$71,754
Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$67	$-	$-	$67
[1]	Includes reserves applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

The following table summarizes the analysis of group annuities actuarial reserves by withdrawal characteristics, as of the dates indicated:

(in millions)	General account[1]	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
December 31, 2021
Subject to discretionary withdrawal:
With market value adjustment	$18,205	2,389	-	$20,594	44%
At book value less current surrender charge of 5% or more	6	-	-	6	0%
At fair value	-	-	20,679	20,679	44%
Total with market value adjustment or at fair value	$18,211	$2,389	$20,679	$41,279	88%
At book value without adjustment (minimal or no charge or adjustment)	5,227	-	-	5,227	11%
Not subject to discretionary withdrawal	673	-	3	676	1%
Total, gross	$24,111	$2,389	$20,682	$47,182	100%
Less: Reinsurance ceded	(55)	-	-	(55)
Total, net	$24,056	$2,389	$20,682	$47,127
Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$6	$-	$-	$6

December 31, 2020
Subject to discretionary withdrawal:
With market value adjustment	$17,393	$2,483	$-	$19,876	43%
At book value less current surrender charge of 5% or more	3	-	-	3	0%
At fair value	-	-	19,670	19,670	43%
Total with market value adjustment or at fair value	$17,396	$2,483	$19,670	$39,549	86%
At book value without adjustment (minimal or no charge or adjustment)	6,000	-	-	6,000	13%
Not subject to discretionary withdrawal	591	-	3	594	1%
Total, gross	$23,987	$2,483	$19,673	$46,143	100%
Less: Reinsurance ceded	(58)	-	-	(58)
Total, net	$23,929	$2,483	$19,673	$46,085
Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$3	$-	$-	$3
[1]	Includes reserves applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

The following table summarizes the analysis of deposit-type contracts and other liabilities without life or disability contingencies by withdrawal characteristics, as of the dates indicated:

(in millions)	General account	Separate account non- guaranteed	Total	% of Total
December 31, 2021
Subject to discretionary withdrawal:
With market value adjustment	$2	$-	$2	0%
At fair value	-	-	-	0%
Total with market value adjustment or at fair value	$2	$-	$2	0%
At book value without adjustment (minimal or no charge or adjustment)	665	3	668	17%
Not subject to discretionary withdrawal	3,132	17	3,149	83%
Total, gross	$3,799	$20	$3,819	100%
Less: Reinsurance ceded	-	-	-
Total, net	$3,799	$20	$3,819

December 31, 2020
Subject to discretionary withdrawal:
With market value adjustment	$2	$-	$2	0%
At fair value	12	-	12	0%
Total with market value adjustment or at fair value	$14	$-	$14	0%
At book value without adjustment (minimal or no charge or adjustment)	728	3	731	22%
Not subject to discretionary withdrawal	2,540	13	2,553	78%
Total, gross	$3,282	$16	$3,298	100%
Less: Reinsurance ceded	-	-	-
Total, net	$3,282	$16	$3,298

The following table is a reconciliation of total annuity actuarial reserves and deposit fund liabilities, as of the dates indicated:

	December 31,
(in millions)	2021	2020
Life, accident and health annual statement:
Annuities, net (excluding supplemental contracts with life contingencies)	$29,815	$29,445
Supplemental contracts with life contingencies, net	15	16
Deposit-type contracts	3,799	3,282
Subtotal	$33,629	$32,743
Separate accounts annual statement:
Annuities, net (excluding supplemental contracts with life contingencies)	$96,412	$88,378
Other contract deposit funds	20	16
Subtotal	$96,432	$88,394
Total annuity actuarial reserves and deposit fund liabilities, net	$130,061	$121,137

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics, as of the dates indicated:

	General account			Separate account - nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
December 31, 2021
Subject to discretionary withdrawal,surrender values or policy loans:
Term policies with cash value	$-	$11	$11	$-	$-	$-
Universal life	2,609	2,624	2,783	-	-	-
Universal life with secondary guarantees	395	320	855	-	-	-
Indexed universal life with secondary guarantees	232	174	251	-	-	-
Other permanent cash value life insurance	-	1,271	2,539	-	-	-
Variable life	2,334	2,403	2,503	27,487	27,480	27,480
Miscellaneous reserves	-	-	-	-	-	6
Subtotal	$5,570	$6,803	$8,942	$27,487	$27,480	$27,486
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	241	-	-	-
Accidental death benefits	-	-	1	-	-	-
Disability - active lives	-	-	14	-	-	-
Disability - disabled lives	-	-	58	-	-	-
Miscellaneous reserves	-	-	33	-	-	-
Total, gross	$5,570	$6,803	$9,289	$27,487	$27,480	$27,486
Less: reinsurance ceded	(9)	(9)	(209)	-	-	-
Total, net	$5,561	$6,794	$9,080	$27,487	$27,480	$27,486

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

	General account			Separate account - nonguaranteed[1]
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
December 31, 2020
Subject to discretionary withdrawal,surrender values or policy loans:
Term policies with cash value	$-	$11	$11	$-	$-	$-
Universal life	2,585	2,600	2,764	-	-	-
Universal life with secondary guarantees	360	288	720	-	-	-
Indexed universal life with secondary guarantees	179	130	191	-	-	-
Other permanent cash value life insurance	-	1,300	2,607	-	-	-
Variable life	1,887	1,965	2,060	24,591	24,581	24,582
Miscellaneous reserves	-	-	-	-	-	9
Subtotal	$5,011	$6,294	$8,353	$24,591	$24,581	$24,591
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	275	-	-	-
Accidental death benefits	-	-	1	-	-	-
Disability - active lives	-	-	13	-	-	-
Disability - disabled lives	-	-	58	-	-	-
Miscellaneous reserves	-	-	30	-	-	-
Total, gross	$5,011	$6,294	$8,730	$24,591	$24,581	$24,591
Less: reinsurance ceded	(10)	(10)	(240)	-	-	-
Total, net	$5,001	$6,284	$8,490	$24,591	$24,581	$24,591
1

In 2020, the classification of certain group life insurance policies was changed from separate accounts with guarantees to separate accounts nonguaranteed as a result of a change in the reserve valuation basis, as described in Note 2.

The following table is a reconciliation of life actuarial reserves, as of the dates indicated:

	December 31,
(in millions)	2021	2020
Life, accident and health annual statement:
Life Insurance, net	$8,986	$8,400
Accidental death benefits, net	1	1
Disability - active lives, net	13	12
Disability - disabled lives, net	51	51
Miscellaneous reserves, net	29	26
Subtotal	$9,080	$8,490
Separate accounts annual statement:
Life insurance[1]	$27,788	$24,884
Miscellaneous reserves	6	9
Subtotal	$27,794	$24,893
Total life actuarial reserves, net	$36,874	$33,383
1

In 2021, life insurance account value, cash value and reserve includes separate accounts with guarantees of $308 million for universal life. In 2020, life insurance account value, cash value and reserve includes separate accounts with guarantees of 302 million for universal life.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

Direct Premium Written by Managing General Agents and Third Party Administrators

The following table summarizes direct premium written by managing general agents and third party administrators as of December 31, 2021:

(in millions)
Managing general agent/ third party reserve	FEIN number	Exclusive contract	Types of business written	Types of authority granted[1]	Total Direct Premium
AccuRisk Solutions, LLC	31-1777676	Not Exclusive	Accident & health	C / CA / B / P / U	109
Fringe Insurance Benefits, Inc.	74-2616364	Not Exclusive	Accident & health	B /P / U	55
Gilsbar, Inc.	72-0519951	Not Exclusive	Accident & health	B / P / U	24
IRC	74-2824053	Not Exclusive	Accident & health	C / CA / B / P / U	27
K&K Insurance Group, Inc.	35-1003799	Not Exclusive	Accident & health	C / CA / B / P / U	12
Matrix	01-0544915	Not Exclusive	Accident & health	C / CA / B / P / U	12
Merchants Benefit Administration, Inc.	86-0875918	Exclusive	Accident & health	B / C / CA / P	22
PRAM Insurance Services, Inc.	33-0367265	Not Exclusive	Accident & health	C / CA / B / P / U	4
RMTS - Manufacturers & Traders Trust Co.	20-1049240	Not Exclusive	Accident & health	C / CA / B / P / U	24
Roundstone Management, Ltd.	27-0371422	Not Exclusive	Accident & health	C / CA / B / P / U	78
Star Line Group	04-3499188	Not Exclusive	Accident & health	C / CA / B / P / U	5
TMS RE Inc	65-0644164	Not Exclusive	Accident & health	C / CA / B / P / U	61
United Group Programs Inc.	59-1896277	Not Exclusive	Accident & health	C / CA / B / P / U	10
USMGU	46-4619917	Not Exclusive	Accident & health	C / CA / B / P / U	1
Total Direct Premiums Written and Produced					$444
1	Authority code key includes: C– claims payment, CA– claims adjustment, B- binding authority, P-premium collection, U- underwriting.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

(4)	Separate Accounts

The Company’s separate account statement includes assets legally insulated from the general account as of the dates indicated, attributed to the following product lines:

	December 31, 2021		December 31, 2020
(in millions)	Separate account assets legally insulated	Separate account assets (not legally insulated)	Separate account assets legally insulated	Separate account assets (not legally insulated)
Product / Transaction:
Individual annuities	$79,416	$-	$71,875	$-
Group annuities	18,091	-	17,550	-
Life insurance	27,865	-	24,982	-
Total	$125,372	$-	$114,407	$-

The following table summarizes amounts paid towards separate account guarantees by the general account and related risk charges paid by the separate account for the years ended:

(in millions)	Total paid toward separate account guarantees	Risk charges paid to general account
2021	$12	$674
2020	$26	$631
2019	$58	$612
2018	$18	$594
2017	$13	$559

The Company does not engage in securities lending transactions within its separate accounts.

Most separate accounts held by the Company relate to individual and group variable annuity and variable universal life insurance contracts of a non-guaranteed return nature. The net investment experience of the separate accounts is credited directly to the contract holder and can be positive or negative. The individual variable annuity contracts generally provide an incidental death benefit of the greater of account value or premium paid (net of prior withdrawals). However, many individual variable annuity contracts also provide death benefits equal to (i) the most recent fifth-year anniversary account value, (ii) the highest account value on any previous anniversary, (iii) premiums paid increased 5% or certain combinations of these, all adjusted for prior withdrawals. The death benefit and cash value under the variable universal life policies may vary with the investment performance of the underlying investments in the separate accounts. The assets and liabilities of these separate accounts are carried at fair value and are non-guaranteed.

Certain other separate accounts offered by the Company contain groups of variable universal life policies wherein the assets supporting account values on the underlying policies reside in Private Placement Separate Accounts. They provide a quarterly interest rate based on a crediting formula that reflects the market value to book value ratio of the investments, investment portfolio yield and a specified duration.

Certain other separate accounts relate to a guaranteed term option, which provides a guaranteed interest rate that is paid over certain maturity durations ranging from three to ten years, so long as certain conditions are met. If amounts allocated to the guaranteed term option are distributed prior to the maturity period, a market value adjustment can be assessed. The assets and liabilities of these separate accounts are carried at fair value.

Another separate account offered by the Company contains a group of universal life policies wherein the assets supporting the account values on the underlying policies reside in a Private Placement Separate Account. It provides an annual interest rate guarantee, subject to a minimum guarantee of 3%. The interest rate declared each year reflects the anticipated investment experience of the account. The business has been included as a nonindexed guarantee less than or equal to 4%.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

The following tables summarize the separate account reserves of the Company, as of the dates indicated:

(in millions)	Indexed	Nonindexed guarantee less than or equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed separate accounts	Total
December 31, 2021
Premiums, considerations or deposits	$-	$221	$-	$8,088	$8,309
Reserves
For accounts with assets at:
Fair value	$-	$2,368	$146	$121,404	$123,918
Amortized cost	-	308	-	-	308
Total reserves	$-	$2,676	$146	$121,404	$124,226
By withdrawal characteristics:
With market value adjustment	$-	$2,368	$146	$-	$2,514
At book value without market value adjustment and with current surrender charge of 5% or more	-	-	-	-	-
At fair value	-	-	-	121,307	121,307
At book value without market value adjustment and with current surrender charge less than 5%	-	308	-	9	317
Subtotal	$-	$2,676	$146	$121,316	$124,138
Not subject to discretionary withdrawal	-	-	-	88	88
Total reserves[1]	$-	$2,676	$146	$121,404	$124,226
1

The total reserves balance does not equal the liabilities related to separate accounts of $125.4 billion in the statutory statements of admitted assets, liabilities, capital and surplus by $1.2 billion, due to an adjustment for CARVM/CRVM reserves and other liabilities that have not been allocated to the categories outlined above.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

(in millions)	Indexed	Nonindexed guarantee less than or equal to 4%	Nonindexed guarantee more than 4%	Nonguaranteed separate accounts	Total
December 31, 2020
Premiums, considerations or deposits	$-	$417	$-	$5,392	$5,809
Reserves
For accounts with assets at:
Fair value	$-	$2,480	$166	$110,340	$112,986
Amortized cost	-	302	-	-	302
Total reserves	$-	$2,782	$166	$110,340	$113,288
By withdrawal characteristics:
With market value adjustment	$-	$2,480	$166	$-	$2,646
At book value without market value adjustment and with current surrender charge of 5% or more	-	-	-	-	-
At fair value	-	-	-	110,252	110,252
At book value without market value adjustment and with current surrender charge less than 5%	-	302	-	11	313
Subtotal	$-	$2,782	$166	$110,263	$113,211
Not subject to discretionary withdrawal	-	-	-	77	77
Total reserves[1]	$-	$2,782	$166	$110,340	$113,288

1

The total reserves balance does not equal the liabilities related to separate accounts of $114.4 billion in the statutory statements of admitted assets, liabilities, capital and surplus by $1.1 billion, due to an adjustment for CARVM/CRVM reserves and other liabilities that have not been allocated to the categories outlined above.

The following table is a reconciliation of net transfers from separate accounts, as of the dates indicated:

		December 31,
(in millions)	2021	2020	2019
Transfers as reported in the statutory statements of operations of the separate accounts:
Transfers to separate accounts	$8,309	$5,809	$6,142
Transfers from separate accounts	(10,860)	(8,921)	(9,470)
Net transfers from separate accounts	$(2,551)	$(3,112)	$(3,328)
Reconciling adjustments:
Exchange accounts offsetting in the general account	(552)	(337)	(321)
Fees not included in general account transfers	68	(67)	(68)
Other miscellaneous adjustments not included in the general account balance	33	(28)	(30)
Transfers as reported in the statutory statements of operations	$(3,002)	$(3,544)	$(3,747)

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

(5)	Investments

Bonds and Stocks

The following table summarizes the carrying value, the excess of fair value over carrying value, the excess of carrying value over fair value and the fair value of bonds and stocks, as of the dates indicated:

(in millions)	Carrying value	Fair value in excess of carrying value	Carrying value in excess of fair value	Fair value
December 31, 2021
Bonds:
U.S. Government	$12	$-	$-	$12
States, territories and possessions	463	44	1	506
Political subdivisions	376	66	-	442
Special revenues	2,882	489	2	3,369
Industrial and miscellaneous	28,233	2,649	86	30,796
Loan-backed and structured securities	5,965	183	31	6,117
Total bonds	$37,931	$3,431	$120	$41,242
Common stocks unaffiliated	$225	$-	$-	$225
Preferred stocks unaffiliated	50	-	-	50
Total unaffiliated stocks[1]	$275	$-	$-	$275
Total bonds and unaffiliated stocks[1]	$38,206	$3,431	$120	$41,517

December 31, 2020
Bonds:
U.S. Government	$7	$-	$-	$7
States, territories and possessions	370	59	-	429
Political subdivisions	343	71	-	414
Special revenues	2,763	564	-	3,327
Industrial and miscellaneous	26,583	3,656	46	30,193
Loan-backed and structured securities	7,141	336	37	7,440
Total bonds	$37,207	$4,686	$83	$41,810
Common stocks unaffiliated	$142	$-	$-	$142
Preferred stocks unaffiliated	97	12	-	109
Total unaffiliated stocks[1]	$239	$12	$-	$251
Total bonds and unaffiliated stocks[1]	$37,446	$4,698	$83	$42,061

1

Excludes affiliated common stocks with a carrying value of $2.7 billion and $2.6 billion as of December 31, 2021 and 2020, respectively. Affiliated common stocks include investment in NLAIC and JNF of $2.6 billion and $186 million as of December 31, 2021, respectively, and $2.4 billion and $180 million as of December 31, 2020, respectively.

The carrying value of bonds on deposit with various states as required by law or special escrow agreement was $3 million as of December 31, 2021 and 2020.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

The following table summarizes the carrying value and fair value of bonds, by contractual maturity, as of December 31, 2021. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without early redemption penalties:

(in millions)	Carrying value	Fair value
Bonds:
Due in one year or less	$1,376	$1,398
Due after one year through five years	7,602	8,013
Due after five years through ten years	9,671	10,182
Due after ten years	13,317	15,531
Total bonds excluding loan-backed and structured securities	$31,966	$35,124
Loan-backed and structured securities	5,965	6,118
Total bonds	$37,931	$41,242

The following table summarizes the fair value and unrealized losses on bonds and stocks (amount by which cost or amortized cost exceeds fair value), for which other-than-temporary declines in value have not been recognized, based on the amount of time each type of bond or stock has been in an unrealized loss position, as of the dates indicated:

	Less than or equal to one year		More than one year		Total
(in millions)	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
December 31, 2021
Bonds:
U.S. Government	$3	$-	$-	$-	$3	$-
States, territories and possessions	77	1	1	-	78	1
Special revenues	76	2	-	-	76	2
Industrial and miscellaneous	3,355	74	455	48	3,810	122
Loan-backed and structured securities	2,005	14	332	19	2,337	33
Total bonds	$5,516	$91	$788	$67	$6,304	$158
Common stocks unaffiliated	$-	$-	$23	$2	$23	$2
Preferred stocks unaffiliated	14	-	-	-	14	-
Total unaffiliated stocks	$14	$-	$23	$2	$37	$2
Total bonds and unaffiliated stocks	$5,530	$91	$811	$69	$6,341	$160

December 31, 2020
Bonds:
U.S. Government	$-	$-	$-	$-	$-	$-
States, territories and possessions	1	-	-	-	1	-
Special revenues	14	-	-	-	14	-
Industrial and miscellaneous	636	27	408	38	1,044	65
Loan-backed and structured securities	1,454	15	870	23	2,324	38
Total bonds	$2,105	$42	$1,278	$61	$3,383	$103
Common stocks unaffiliated	$21	$4	$-	$-	$21	$4
Preferred stocks unaffiliated	9	-	-	-	9	-
Total unaffiliated stocks	$30	$4	$-	$-	$30	4
Total bonds and unaffiliated stocks	$2,135	$46	$1,278	$61	$3,413	$107

As of December 31, 2021, management evaluated securities in an unrealized loss position and all non-marketable securities for impairment. As of the reporting date, the Company has the intent and ability to hold these securities until the fair value recovers, which may be maturity, and therefore, does not consider the securities to be other-than-temporarily impaired.

There was no intent to sell other-than-temporary impairments on loan-backed and structured securities for the years ended December 31, 2021 and 2020.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

Mortgage Loans, Net of Allowance

The following table summarizes the amortized cost of mortgage loans by method of evaluation for credit loss, and the related valuation allowances by type of credit loss, as of the dates indicated:

	December 31,
(in millions)	2021	2020
Amortized cost:
Loans with non-specific reserves	$8,219	$7,819
Loans with specific reserves	9	12
Total amortized cost	$8,228	$7,831
Valuation allowance:
Non-specific reserves	$42	$45
Specific reserves	1	3
Total valuation allowance[1]	$43	$48
Mortgage loans, net of allowance	$8,185	$7,783

1	Changes in the valuation allowance are due to current period provisions. These changes in the valuation allowance for the years ended December 31, 2021, 2020, and 2019 were immaterial.

As of December 31, 2021 and 2020, the Company’s mortgage loans classified as delinquent and/or in non-accrual status were immaterial in relation to the total mortgage loan portfolio.

The following table summarizes the LTV ratio and DSC ratio of the mortgage loan portfolio as of the dates indicated:

	LTV ratio			DSC ratio
(in millions)	Less than 90%	90% or greater	Total	Greater than 1.00	Less than or equal to 1.00	Total
December 31, 2021
Apartment	$3,441	$33	$3,474	$3,445	$29	$3,474
Industrial	1,137	-	1,137	1,137	-	1,137
Office	1,226	25	1,251	1,231	20	1,251
Retail	2,067	41	2,108	2,068	40	2,108
Other	171	-	171	171	-	171
Total[1]	$8,042	$99	$8,141	$8,052	$89	$8,141
Weighted average DSC ratio	2.22	1.31	2.21	2.22	0.90	2.21
Weighted average LTV ratio	58%	94%	59%	59%	78%	59%

December 31, 2020
Apartment	$2,988	$25	$3,013	$2,993	$20	$3,013
Industrial	1,026	-	1,026	1,005	21	1,026
Office	1,307	-	1,307	1,304	3	1,307
Retail	2,155	27	2,182	2,169	13	2,182
Other	218	-	218	218	-	218
Total[1]	$7,694	$52	$7,746	$7,689	$57	$7,746
Weighted average DSC ratio	2.21	1.52	2.20	2.21	0.91	2.20
Weighted average LTV ratio	57%	98%	57%	57%	65%	57%

1	Excludes $87 million and $85 million of commercial mortgage loans that were under development as of December 31, 2021 and 2020, respectively.

As of December 31, 2021 and 2020, the Company has a diversified mortgage loan portfolio with no more than 24%, in a geographic region in the U.S. and no more than 1% with any one borrower. The maximum and minimum lending rates for mortgage loans originated or acquired during 2021 were 4.1% and 1.9%, respectively, and for those originated or acquired during 2020 were 4.3% and 1.9%, respectively. As of December 31, 2021 and 2020, the maximum LTV ratio of any one loan at the time of loan origination was 80%. As of December 31, 2021 and 2020, the Company did not hold mortgage loans with interest 90 days or more past due. Additionally, there were no taxes, assessments or any amounts advanced and not included in the mortgage loan portfolio.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

Securities Lending

The fair value of loaned securities was $547 million and $244 million as of December 31, 2021 and 2020, respectively. The Company held $170 million and $101 million of cash collateral on securities lending as of December 31, 2021 and 2020, respectively. As of December 31, 2021, the carrying value and fair value of reinvested collateral assets was $170 million. As of December 31, 2020, the carrying value and fair value of reinvested collateral assets was $101 million. The fair value of bonds acquired with reinvested collateral assets was $173 million and $103 million as of December 31, 2021 and 2020, respectively. There are no securities lending transactions that extend beyond one year as of the reporting date. The Company received $388 million and $148 million of non-cash collateral on securities lending as of December 31, 2021 and 2020, respectively.

Net Investment Income

The following table summarizes net investment income by investment type, for the years ended:

	December 31,
(in millions)	2021	2020	2019
Bonds	$1,417	$1,419	$1,408
Mortgage loans	358	339	353
Other invested assets	499	384	225
Policy loans	43	43	45
Derivative instruments[1]	31	25	23
Other	12	16	28
Gross investment income	$2,360	$2,226	$2,082
Investment expenses	(129)	(119)	(108)
Net investment income	$2,231	$2,107	$1,974

1	Includes net investment income applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

There was no investment income due and accrued that was nonadmitted as of December 31, 2021 and 2020.

Net Realized Capital Gains and Losses

The following table summarizes net realized capital gains and losses for the years ended:

	December 31,
(in millions)	2021	2020	2019
Gross gains on sales	$106	$36	$71
Gross losses on sales	(32)	(42)	(21)
Net realized gains (losses) on sales	$74	$(6)	$50
Net realized derivative losses[1]	(679)	(521)	(515)
Other-than-temporary impairments	(4)	(78)	(5)
Total net realized losses	$(609)	$ (605)	$(470)
Tax expense (benefit) on net losses	59	(26)	7
Net realized capital losses, net of tax	$(668)	$(579)	$(477)
Less: Realized losses transferred to the IMR	15	(4)	-
Net realized capital losses, net of tax and transfers to the IMR	$(683)	$(575)	$(477)

1	Includes impacts to derivative instruments applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

For the year ended December 31, 2021, gross realized gains and gross realized losses on sales of bonds were $80 million and $31 million, respectively. For the year ended December 31, 2020, gross realized gains and gross realized losses on sales of bonds were $26 million and $38 million, respectively. For the year ended December 31, 2019, gross realized gains and gross realized losses on sales of bonds were $56 million and $19 million, respectively.

The Company did not enter into any material repurchase transactions that would be considered wash sales during the years ended December 31, 2021 and 2020.

Investment Commitments

The Company had unfunded commitments related to its investment in limited partnerships and limited liability companies totaling $793 million and $483 million as of December 31, 2021 and 2020, respectively. As of December 31, 2021 and 2020, there were $89 million and $21 million of commitments to purchase private placement bonds and $0 and $114 million of outstanding commitments to fund mortgage loans, respectively.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

(6)	Derivative Instruments

The Company is exposed to certain risks related to its ongoing business operations which are managed using derivative instruments.

Interest rate risk management. In the normal course of business, the Company enters into transactions that expose it to interest rate risk arising from mismatches between assets and liabilities. The Company may use interest rate swaps and futures to reduce or alter interest rate exposure.

Interest rate contracts are used by the Company in association with fixed and variable rate investments to achieve cash flow streams that support certain financial obligations of the Company and to produce desired investment returns. As such, interest rate contracts are generally used to convert fixed rate cash flow streams to variable rate cash flow streams or vice versa.

Equity market risk management. The Company issues a variety of insurance products that expose it to equity risks. To mitigate these risks, the Company enters into a variety of derivatives including futures and options.

Indexed crediting risk management. The Company issues a variety of insurance and annuity products with indexed crediting features that expose the Company to risks related to the performance of an underlying index. To mitigate these risks, the Company enters into a variety of derivatives including index options, total return swaps and futures. The underlying indices can have exposure to equites, commodities and fixed income securities.

Other risk management. As part of its regular investing activities, the Company may purchase foreign currency denominated investments. These investments and the associated income expose the Company to volatility associated with movements in foreign exchange rates. As foreign exchange rates change, the increase or decrease in the cash flows of the derivative instrument are intended to mitigate the changes in the functional-currency equivalent cash flows of the hedged item. To mitigate this risk, the Company uses cross-currency swaps.

Credit risk associated with derivatives transactions. The Company periodically evaluates the risks within the derivative portfolios due to credit exposure. When evaluating this risk, the Company considers several factors which include, but are not limited to, the counterparty credit risk associated with derivative receivables, the Company’s own credit as it relates to derivative payables, the collateral thresholds associated with each counterparty and changes in relevant market data in order to gain insight into the probability of default by the counterparty. The Company also considers the impact credit exposure could have on the effectiveness of the Company’s hedging relationships. As of December 31, 2021 and 2020, the impact of the exposure to credit risk on the fair value measurement of derivatives and the effectiveness of the Company’s hedging relationships was immaterial.

The following table summarizes the fair value, carrying value and related notional amounts of derivative instruments, as of the dates indicated:

(in millions)	Notional amount	Net Carrying Value	Fair value asset	Fair value liability	Average fair value
December 31, 2021
Interest rate swaps	$7	$-	$-	$-	$-
Options	25	1	1	-	-
Cross currency swaps	1,465	32	101	(13)	1
Futures	2,715	-	-	-	-
Total derivatives¹	$4,212	$33	$102	$(13)	$1

December 31, 2020
Interest rate swaps	$7	$(1)	$-	$(1)	$(1)
Options	-	-	-	-	-
Cross currency swaps	1,524	(36)	75	(49)	-
Futures	3,342	-	-	-	-
Total derivatives¹	$4,873	$(37)	$75	$(50)	$(1)
1	Fair value balance excludes immaterial accrued interest on derivative assets for December 31, 2021 and 2020.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

Of the $102 million and $75 million of fair value of derivative assets as of December 31, 2021 and 2020, $13 million and $24 million were subject to master netting agreements as of December 31, 2021 and 2020, the Company received $92 million and $35 million of cash collateral and $17 million and $22 million in pledged securities, respectively, resulting in an immaterial uncollateralized position as of December 31, 2021 and 2020. Of the $13 million and $50 million of fair value of derivative liabilities as of December 31, 2021 and 2020, $13 million and $24 million were subject to master netting agreements as of December 31, 2021 and 2020, the Company posted $0 and $28 million of cash collateral, respectively, resulting in an immaterial uncollateralized position as of December 31, 2021 and 2020. Securities received as collateral are recorded off-balance sheet and exclude initial margin posted on derivatives of $171 million and $280 million as of December 31, 2021 and 2020, respectively.

The following table summarizes net gains and losses on derivatives programs by type of derivative instrument, as of the dates indicated:

	Net realized (losses) gains recorded in operations			Unrealized gains (losses) recorded in capital and surplus
	December 31,			December 31,
(in millions)	2021	2020	2019	2021	2020	2019
Options	$-	$-	$3	$-	$(1)	$4
Cross currency swaps	1	4	(1)	69	(102)	(13)
Futures	(680)	(525)	(517)	27	1	(169)
Total	$(679)	$(521)	$(515)	$96	$(102)	$(178)

(7)	Fair Value Measurements

The following table summarizes assets and liabilities held at fair value as of December 31, 2021:

(in millions)	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets
Bonds	$-	$7	$1	$-	$8
Common stocks unaffiliated	82	143	-	-	225
Preferred stocks unaffiliated	-	44	6	-	50
Separate account assets	119,549	2,087	49	3,354	125,039
Assets at fair value	$119,631	$2,281	$56	$3,354	$125,322

The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2021:

(in millions)	Bonds	Common stocks unaffiliated	Preferred stocks unaffiliated	Separate account assets	Assets at fair value
Balance as of December 31, 2020	$1	$1	$-	$58	$60
Net gains (losses):
In operations	-	-	-	-	-
In surplus	-	-	1	6	7
Purchases	1	-	1	-	2
Sales	(1)	-	-	(15)	(16)
Transfers into Level 3	-	-	4	-	4
Transfers out of Level 3	-	(1)	-	-	(1)
Balance as of December 31, 2021	$1	$-	$6	$49	$56

Preferred stocks unaffiliated transfers into Level 3 are primarily related to the Company’s adoption of SSAP No. 32R. Refer to Note 2 for more information.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

The following table summarizes assets and liabilities held at fair value as of December 31, 2020:

(in millions)	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets
Bonds	$-	$4	$1	$-	$5
Common stocks unaffiliated	53	88	1	-	142
Separate account assets	109,265	2,047	58	2,720	114,090
Assets at fair value	$109,318	$2,139	$60	$2,720	$114,237

The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2020:

(in millions)	Bonds	Common stocks unaffiliated	Derivative assets[1]	Separate account assets	Assets at fair value
Balance as of December 31, 2019	$6	$1	$6	$87	$100
Net gains (losses):
In operations	(2)	-	-	-	(2)
In surplus	5	-	(1)	(17)	(13)
Purchases	2	-	-	-	2
Sales	(9)	-	(5)	(12)	(26)
Transfers into Level 3	1	-	-	-	1
Transfers out of Level 3	(2)	-	-	-	(2)
Balance as of December 31, 2020	$1	$1	$-	$58	60

1	Non-binding broker quotes are utilized to determine fair value of all Level 3 derivative assets.

Bond transfers into and/or out of Level 3 during the year ended December 31, 2020 are due to the changes in observability of pricing inputs and changes resulting from application of the lower of amortized cost or fair value rules based on the security’s NAIC designation.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

The following table summarizes the carrying value and fair value of the Company’s assets and liabilities not held at fair value as of the dates indicated. The valuation techniques used to estimate these fair values are described below or in Note 2.

	Fair Value
(in millions)	Level 1	Level 2	Level 3	Total fair value	Carrying value
December 31, 2021
Assets:
Bonds[1,2,3]	$2	$35,874	$5,358	$41,234	$37,923
Mortgage loans, net of allowance	-	-	8,340	8,340	8,185
Policy loans	-	-	913	913	913
Derivative assets	-	101	1	102	64
Cash, cash equivalents and short-term investments	127	509	-	636	636
Securities lending collateral assets	170	-	-	170	170
Separate account assets	3	374	3	380	333
Total assets	$302	$36,858	$14,615	$51,775	$48,224
Liabilities:
Investment contracts	$-	$-	$2,720	$2,720	$2,715
Derivative liabilities	-	13	-	13	31
Total liabilities	$-	$13	$2,720	$2,733	$2,746

December 31, 2020
Assets:
Bonds[3]	$1,366	$39,072	$1,367	$41,805	$37,202
Preferred stocks unaffiliated	-	104	5	109	97
Mortgage loans, net of allowance	-	-	7,952	7,952	7,783
Policy loans	-	-	888	888	888
Derivative assets	-	75	-	75	51
Cash, cash equivalents and short-term investments	(90)	551	-	461	461
Securities lending collateral assets	101	-	-	101	101
Separate account assets	7	368	-	375	317
Total assets	$1,384	$40,170	$10,212	$51,766	$46,900
Liabilities:
Investment contracts	$-	$-	$2,097	$2,097	$2,076
Derivative liabilities	-	48	-	48	86
Total liabilities	$-	$48	$2,097	$2,145	$2,162

1

The Company changed pricing services for certain investments in 2021 resulting in the Company applying a practical expedient within SSAP No. 100, Fair Value, that resulted in those investments being classified in Level 2.

2	The Company changed to a pricing service for certain investments in 2021. The service incorporates a proprietary input which resulted in these investments being classified in Level 3.
3	Level 3 is primarily composed of industrial and miscellaneous bonds.

Mortgage loans, net of allowance. The fair values of mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.

Policy loans. The carrying amount reported in the statutory statements of admitted assets, liabilities, capital and surplus approximates fair value as policy loans are fully collateralized by the cash surrender value of underlying insurance policies.

Securities lending collateral assets. These assets are comprised of bonds and short-term investments and the respective fair values are estimated based on the fair value methods described in Note 2.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

Investment contracts. For investment contracts without defined maturities, fair value is the amount payable on demand, net of surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The fair value of adjustable rate contracts approximates their carrying value.

(8)	Federal Income Taxes

The following tables summarize the net admitted deferred tax assets, as of the dates indicated:

	December 31, 2021
(in millions)	Ordinary	Capital	Total
Total gross deferred tax assets	$759	$30	$789
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	$759	$30	$789
Less: Deferred tax assets nonadmitted	(71)	(12)	(83)
Net admitted deferred tax assets	$688	$18	$706
Less: Deferred tax liabilities	(81)	(7)	(88)
Net admitted deferred tax assets	$607	$11	$618

	December 31, 2020
(in millions)	Ordinary	Capital	Total
Total gross deferred tax assets	$770	$16	$786
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	$770	$16	$786
Less: Deferred tax assets nonadmitted	(41)	-	(41)
Net admitted deferred tax assets	$729	$16	$745
Less: Deferred tax liabilities	(94)	(9)	(103)
Net admitted deferred tax assets	$635	$7	$642

The following table summarizes components of the change in deferred income taxes reported in capital and surplus before consideration of nonadmitted assets and changes from the prior year, as of the dates indicated:

	December 31,
(in millions)	2021	2020	Change
Adjusted gross deferred tax assets	$789	$786	$3
Total deferred tax liabilities	(88)	(103)	15
Net deferred tax assets	$701	$683	$18
Less: Tax effect of unrealized gains			(30)
Less: Prior period adjustment			(2)
Change in deferred income tax			$50

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

The following tables summarize components of the admitted deferred tax assets calculation, as of the dates indicated:

	December 31, 2021
(in millions)	Ordinary	Capital	Total
Federal income taxes recoverable through loss carryback	$-	$11	$11
Adjusted gross deferred tax assets expected to be realized[1]	607	-	607
Adjusted gross deferred tax assets offset against existing gross deferred tax liabilities	81	7	88
Admitted deferred tax assets	$688	$18	$706

	December 31, 2020
(in millions)	Ordinary	Capital	Total
Federal income taxes recoverable through loss carryback	$-	$7	$7
Adjusted gross deferred tax assets expected to be realized[1]	633	2	635
Adjusted gross deferred tax assets offset against existing gross deferred tax liabilities	96	7	103
Admitted deferred tax assets	$729	$16	$745
1

Note that this amount is calculated as the lesser of the adjusted gross deferred tax assets expected to be realized following the balance sheet date or the adjusted gross deferred tax assets allowed per the limitation threshold. For the years ended December 31, 2021 and 2020, the threshold limitation for adjusted capital and surplus was $1.3 billion.

The adjusted capital and surplus used to determine the recovery period and adjusted gross deferred tax assets allowed per the limitation threshold was $8.4 billion as of December 31, 2021 and 2020. The ratio percentage used to determine the recovery period and adjusted gross deferred tax assets allowed per the limitation threshold was 1,125% and 1,176% as of December 31, 2021 and 2020, respectively.

The following tables summarize the impact of tax planning strategies, as of the dates indicated:

	December 31, 2021
	Ordinary	Capital	Total
Adjusted gross deferred tax assets	0.00%	0.00%	0.00%
Net admitted adjusted gross deferred tax assets	8.36%	0.00%	8.36%

	December 31, 2020
	Ordinary	Capital	Total
Adjusted gross deferred tax assets	0.00%	0.00%	0.00%
Net admitted adjusted gross deferred tax assets	32.64%	0.00%	32.64%

The Company’s tax planning strategies included the use of affiliated reinsurance for the years ended December 31, 2021 and 2020.

There are no temporary differences for which deferred tax liabilities are not recognized for the years ended December 31, 2021 and 2020.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

The following table summarizes the tax effects of temporary differences and the change from the prior year, for the years ended:

	December 31,
(in millions)	2021	2020	Change
Deferred tax assets
Ordinary:
Future policy benefits and claims	$90	$108	$(18)
Investments	128	116	12
Deferred acquisition costs	214	202	12
Policyholders’ dividends accumulation	4	5	(1)
Compensation and benefits accrual	11	10	1
Tax credit carry-forward	299	316	(17)
Other	13	13	-
Subtotal	$759	$770	$(11)
Nonadmitted	(71)	(41)	(30)
Admitted ordinary deferred tax assets	$688	$729	$(41)
Capital:
Investments	30	16	14
Subtotal	$30	$16	$14
Nonadmitted	(12)	-	(12)
Admitted capital deferred tax assets	$18	$16	$2
Admitted deferred tax assets	$706	$745	$(39)

Deferred tax liabilities
Ordinary:
Investments	$(12)	$(2)	$(10)
Deferred and uncollected premium	(6)	(6)	-
Future policy benefits and claims	(38)	(57)	19
Deferred acquisition costs	(14)	(28)	14
Marketing allowance and trail commission	(10)	-	(10)
Other	(1)	(1)	-
Subtotal	$(81)	$(94)	$13
Capital:
Investments	(7)	(9)	2
Subtotal	$(7)	$(9)	$2
Deferred tax liabilities	$(88)	$(103)	$15
Net deferred tax assets	$618	$642	$(24)

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion of the total deferred tax assets will not be realized. Valuation allowances are established when necessary to reduce the deferred tax assets to amounts expected to be realized. Based on the Company’s analysis, it is more likely than not that the results of future operations and the implementation of tax planning strategies will generate sufficient taxable income to enable the Company to realize all deferred tax assets. Therefore, no valuation allowances have been established as of December 31, 2021 and 2020.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

The following table summarizes the Company’s income tax incurred and change in deferred income tax. The total income tax and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income (loss) before tax as follows, for the years ended:

	December 31,
(in millions)	2021	2020	2019
Current income tax (benefit) expense	$50	$(22)	$(66)
Change in deferred income tax (without tax on unrealized gains and losses)	(50)	(41)	29
Total income tax (benefit) reported	$-	$(63)	$(37)

Income before income and capital gains taxes	$861	$465	$563
Federal statutory tax rate	21%	21%	21%
Expected income tax expense at statutory tax rate	$181	$98	$118
(Decrease) increase in actual tax reported resulting from:
Dividends received deduction	(137)	(117)	(101)
Change in tax reserves	-	16	-
Tax credits	(47)	(48)	(53)
Loss carryback rate differential	-	(10)	-
Other	3	(2)	(1)
Total income tax (benefit) reported	$-	$(63)	$(37)

The Company incurred $10 million in federal income tax expense in 2021 which is available for recoupment in the event of future net losses.

The following table summarizes operating loss or tax credit carry-forwards available as of December 31, 2021:

(in millions)	Amount	Origination	Expiration
Business credits	$15	2014	2034
Business credits	$47	2015	2035
Business credits	$62	2016	2036
Business credits	$62	2017	2037
Business credits	$30	2018	2038
Business credits	$27	2019	2039
Business credits	$29	2020	2040
Business credits	$27	2021	2041

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

The Company is included in the NMIC consolidated federal income tax return which includes the following entities:

Nationwide Mutual Insurance Company

AGMC Reinsurance, Ltd

Allied Group, Inc.

Allied Holding (Delaware), Inc.

Allied Insurance Company of America

Allied Property & Casualty Insurance Company

Allied Texas Agency, Inc.

AMCO Insurance Company

American Marine Underwriters

Crestbrook Insurance Company

Depositors Insurance Company

DVM Insurance Agency, Inc.

Eagle Captive Reinsurance, LLC

Freedom Specialty Insurance Company

Harleysville Group Inc.

Harleysville Insurance Co. of New York

Harleysville Insurance Company

Harleysville Insurance Company of New Jersey

Harleysville Lake States Insurance Company

Harleysville Life Insurance Company

Harleysville Preferred Insurance Company

Harleysville Worcester Insurance Company

Jefferson National Financial Corporation

Jefferson National Securities Corporation

Lone Star General Agency, Inc.

National Casualty Company

Nationwide Advantage Mortgage Company

Nationwide Affinity Insurance Company of America

Nationwide Agent Risk Purchasing Group. Inc.

Nationwide Agribusiness Insurance Company

Nationwide Assurance Company

Nationwide Cash Management Company

Nationwide Corporation

Nationwide Financial Assignment Company

Nationwide Financial General Agency, Inc.

Nationwide Financial Services, Inc.

Nationwide General Insurance Company

Nationwide Indemnity Company

Nationwide Insurance Company of America

Nationwide Insurance Company of Florida

Nationwide Investment Services Corporation

Nationwide Life and Annuity Ins. Company

Nationwide Life Insurance Company

Nationwide Lloyds

Nationwide Property & Casualty Ins. Company

Nationwide Retirement Solutions, Inc.

Nationwide Sales Solutions, Inc.

Nationwide Trust Company, FSB

NBS Insurance Agency, Inc.

NFS Distributors, Inc.

Registered Investment Advisors Services, Inc.

Retention Alternatives SAC Ltd.

Scottsdale Indemnity Company

Scottsdale Insurance Company

Scottsdale Surplus Lines Insurance Company

THI Holdings (Delaware), Inc.

Titan Insurance Company

Titan Insurance Services, Inc.

Veterinary Pet Insurance Company

Victoria Fire & Casualty Company

Victoria National Insurance Company

Victoria Select Insurance Company

VPI Services, Inc.

The method of allocation among the companies is based upon separate return calculations with current benefit for tax losses and credits utilized in the consolidated return.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code as of December 31, 2021 and 2020.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

(9)	Short-Term Debt and Federal Home Loan Bank Funding Agreement

Short-Term Debt

The Company participated in a commercial paper program with a limit of $750 million, which was terminated in 2021. There were no amounts outstanding under the program as of December 31, 2020.

As of December 31, 2020, the Company had access to borrow up to $300 million from the FHLB to provide financing for operations that expired in March 2021. As of December 31, 2020, the Company had $4.3 billion in eligible collateral and no amounts outstanding under the agreement. In February 2021, the Company terminated this agreement and entered into a new agreement with the FHLB, which expired February 4, 2022, that allowed the Company and NLAIC access to collectively borrow up to $1.1 billion in the aggregate, which would be collateralized by pledged securities. As of December 31, 2021, the Company had $3.6 billion in eligible collateral and no amounts outstanding under the agreement. In February 2022, this agreement was extended through February 3, 2023.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

The Company has entered into an agreement with its custodial bank to borrow against the cash collateral that is posted in connection with its securities lending program. The maximum amount available under the agreement is $350 million. The borrowing rate on this program is equal to one-month U.S. LIBOR. The Company had no amounts outstanding under this agreement as of December 31, 2021 and 2020.

The terms of certain debt instruments contain various restrictive covenants, including, but not limited to, minimum statutory surplus defined in the agreements. The Company was in compliance with all covenants as of December 31, 2021 and 2020.

The amount of interest paid on short-term debt was immaterial in 2021, 2020 and 2019.

Federal Home Loan Bank Funding Agreements

The Company is a member of the FHLB. Through its membership, the FHLB established the Company’s capacity for short-term borrowings and cash advances under the funding agreement program at up to 50% of total admitted assets.

The Company’s Board of Directors has authorized the issuance of funding agreements up to $4.0 billion to the FHLB, shared between the Company and NLAIC, in exchange for cash advances, which are collateralized by pledged securities. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations. As such, the Company applies SSAP No. 52, Deposit-Type Contracts, accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB for use in general operations would be accounted for consistent with SSAP No. 15, Debt and Holding Company Obligations, as borrowed money. Membership requires the Company to purchase and hold a minimum amount of FHLB capital stock plus additional stock based on outstanding advances. The Company has $25 million and $30 million in membership stock as of December 31, 2021 and 2020, respectively. As part of the agreement, the Company purchased and held an additional $118 million and $58 million in activity stock as of December 31, 2021 and 2020, respectively, which is included in the general account in stocks on the statutory statements of admitted assets, liabilities, capital and surplus. The Company’s liability for advances from the FHLB was $2.7 billion and $2.1 billion as of December 31, 2021 and 2020, respectively, which is included in future policy benefits and claims on the statutory statements of admitted assets, liabilities, capital and surplus. The advances were collateralized by bonds and mortgage loans with carrying values of $3.1 billion (1.7 % of total admitted assets) as of December 31, 2021 and $2.4 billion (1.5% of total admitted assets) as of December 31, 2020, which are included in the general account in bonds and mortgage loans on the statutory statements of admitted assets, liabilities, capital and surplus.

(10)	Surplus Notes

The following table summarizes the carrying value of surplus notes issued by the Company to NFS, as of the dates indicated:

(in millions)
Date issued	Interest rate	Par value	Carrying value	Interest and/ or principal paid in current year	Total interest and/ or principal paid	Unapproved interest and/ or principal	Date of maturity
December 31, 2021
12/19/2001	7.50%	$300	$300	$22	$450	$-	12/31/2031
6/27/2002	8.15%	300	300	25	473	-	6/27/2032
12/23/2003	6.75%	100	100	7	119	-	12/23/2033
12/20/2019	4.21%	400	400	17	34	-	12/19/2059
Total		$1,100	$1,100	$71	$1,076	$-

December 31, 2020
12/19/2001	7.50%	$300	$300	$22	$428	$-	12/31/2031
6/27/2002	8.15%	300	300	25	448	-	6/27/2032
12/23/2003	6.75%	100	100	7	112	-	12/23/2033
12/20/2019	4.21%	400	400	17	17	-	12/19/2059
Total		$1,100	$1,100	$71	$1,005	$-

The surplus notes were issued in accordance with Section 3901.72 of the Ohio Revised Code. The principal and interest on these surplus notes shall not be a liability or claim against NLIC, or any of its assets, except as provided in Section 3901.72 of the Ohio Revised Code. The Department must approve interest and principal payments before they are paid.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

(11)	Reinsurance

The Company has 100% coinsurance agreement with funds withheld with Eagle to cede specified GMDB and GLWB obligations provided under substantially all of the variable annuity contracts and certain fixed indexed annuity contracts issued and to be issued by NLIC. While the GMDB and GLWB contract riders are ceded by NLIC to Eagle, the base annuity contracts and any non-reinsured risks will be retained by NLIC. Amounts ceded to Eagle during 2021, 2020 and 2019 included premiums of $607 million, $627 million and $529 million, respectively, benefits and claims, net of third party reinsurance recoveries of $8 million, $23 million, and $17 million respectively, net investment earnings on funds withheld assets of $40 million, $49 million and $33 million, respectively, and an expense allowance for third party reinsurance premiums of $1 million, $1 million and $1 million, respectively. As of December 31, 2021 and 2020, the carrying value of the funds withheld assets recorded within funds held under coinsurance was $1.1 billion and $965 million, respectively, which consists of bonds and cash equivalents that had a carrying value of $954 million and $856 million, respectively, and mortgage loans that had a carrying value of $98 million and $108 million, respectively. As of December 31, 2021 and 2020, the Company’s reserve credit for guaranteed benefits ceded under the reinsurance agreements was $50 million and $65 million, respectively. Amounts payable to Eagle related to the reinsurance agreements were $204 million and $402 million as of as of December 31, 2021 and December 31, 2020, respectively.

The Company has a reinsurance agreement with NMIC whereby nearly all of the Company’s accident and health business not ceded to unaffiliated reinsurers is ceded to NMIC on a modified coinsurance basis. Either party may terminate the agreement on January 1 of any year with prior notice. Under a modified coinsurance agreement, the ceding company retains invested assets, and investment earnings are paid to the reinsurer. Under the terms of the Company’s agreement, the investment risk associated with changes in interest rates is borne by the reinsurer. Risk of asset default is retained by the Company, although a fee is paid to the Company for the retention of such risk. The ceding of risk does not discharge the Company, as the original insurer, from its primary obligation to the policyholder. Amounts ceded to NMIC include revenues of $281 million, $281 million and $279 million for the years ended December 31, 2021, 2020 and 2019, respectively, while benefits, claims and expenses ceded were $257 million, $260 million and $273 million, respectively.

The Company has an intercompany reinsurance agreement with NLAIC whereby certain inforce and subsequently issued fixed individual deferred annuity contracts are assumed on a modified coinsurance basis. Under modified coinsurance agreements, the ceding company retains invested assets and investment earnings are paid to the reinsurer. Under terms of the agreement, the Company bears the investment risk associated with changes in interest rates. Risk of asset default remains with NLAIC, and the Company pays a fee to NLAIC for the retention of such risk. The agreement will remain inforce until all contract obligations are settled. The ceding of risk does not discharge the original insurer from its primary obligation to the contractholder. Amounts assumed from NLAIC are included in the Company’s statutory statement of operations for 2021, 2020 and 2019 and include premiums of $10 million, $12 million and $14 million, respectively, net investment income of $42 million, $46 million and $49 million, respectively, and benefits, claims and other expenses of $147 million, $171 million and $251 million, respectively. The reserve adjustment for 2021, 2020 and 2019 of $(151) million, $(172) million and $(246) million, respectively, represents changes in reserves related to this fixed block of business, offset by investment earnings on the underlying assets. Policy reserves under this agreement totaled $985 million and $1.1 billion as of December 31, 2021 and 2020, respectively, and amounts payable related to this agreement were $8 million for the years ended December 31, 2021 and 2020.

The Company has an intercompany reinsurance agreement with NLAIC whereby certain variable universal life insurance, whole life insurance and universal life insurance policies are assumed on a modified coinsurance basis. Total policy reserves under this treaty were $35 million and $37 million as of December 31, 2021 and 2020, respectively. Total premiums assumed under this treaty were $12 million, $8 million and $11 million during 2021, 2020 and 2019, respectively.

The Company has an intercompany reinsurance agreement with NLAIC whereby a certain life insurance contract is assumed on a 100% coinsurance basis. Policy reserves assumed under this agreement totaled $155 million and $158 million as of December 31, 2021 and 2020, respectively.

The Company has entered into reinsurance contracts to cede a portion of its individual annuity and life insurance business to unrelated reinsurers. Total reserve credits taken as of December 31, 2021 and 2020 were $382 million and $420 million, respectively. The three largest contracts are with Security Benefit Life Insurance Company (“SBL”), SCOR Global Life Americas Reinsurance (“SGLAR”), and Security Life of Denver Insurance Company (“SLD”) as of December 31, 2021. Total reserve credits taken on these contracts as of December 31, 2021 and 2020 totaled $96 million and $100 million for each year, from SBL, $32 million and $44 million, respectively, from SGLAR and $29 million and $36 million, respectively, from SLD. The ceding of risk does not relieve the Company, as the original insurer, from its primary obligation to the policyholder. Under the terms of the contracts, SBL has established a trust as collateral for the recoveries, whereby the trust assets are invested in investment grade securities, the fair value of which must at all times be greater or equal to 100% of the reinsured reserves.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

(12)	Transactions with Affiliates

The Company has entered into significant, recurring transactions and agreements with NMIC, other affiliates and subsidiaries as a part of its ongoing operations. These include annuity and life insurance contracts, office space cost sharing arrangements, and agreements related to reinsurance, cost sharing, tax sharing, administrative services, marketing, intercompany loans, intercompany repurchases, cash management services and software licensing. In addition, several benefit plans sponsored by NMIC are available to Nationwide employees, for which the Company has no legal obligations. Measures used to determine the allocation among companies includes individual employee estimates of time spent, special cost studies, the number of full-time employees and other methods agreed to by the participating companies.

In addition, Nationwide Services Company, LLC (“NSC”), a subsidiary of NMIC, provides data processing, systems development, hardware and software support, telephone, mail and other services to the Company, based on specified rates for units of service consumed pursuant to the Enterprise Cost Sharing Agreement. For the years ended December 31, 2021, 2020 and 2019, the Company was allocated costs from NMIC and NSC totaling $288 million, $281 million and $220 million, respectively.

The Company has issued group annuity and life insurance contracts and performs administrative services for various employee benefit plans sponsored by NMIC or its affiliates. Total account values of these contracts were $3.8 billion, $3.7 billion and $3.5 billion as of December 31, 2021, 2020 and 2019, respectively. Total revenues from these contracts were $121 million, $122 million and $120 million for the years ended December 31, 2021, 2020 and 2019, respectively, and include policy charges, net investment income from investments backing the contracts and administrative fees. Total interest credited to the account balances were $113 million, $115 million and $112 million for the years ended December 31, 2021, 2020 and 2019, respectively.

The Company may underwrite insurance policies for its officers, directors, and/or other personnel providing services to the Company. The Company may offer discounts on certain products that are subject to applicable state insurance laws and approvals.

Under the enterprise cost sharing agreement, the Company has a cost sharing arrangement with NMIC to occupy office space. For the years ended December 31, 2021, 2020 and 2019, the Company was allocated costs from NMIC of $12 million, $13 million and $11 million, respectively.

The Company receives an annual fee payable from the Tax Credit Funds, for which it is a guarantor and Managing Member, for its services in connection with the oversight of the performance of the Investee Partnerships and the compliance by their managing members and managing agents thereof with the provisions of the various operating level agreements and applicable laws. The Company earned $3 million, $2 million, and $2 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Funds of Nationwide Funds Group (“NFG”), a group of Nationwide businesses that develops, sells and services mutual funds, are offered to the Company’s customers as investment options in certain of the Company’s products. As of December 31, 2021, 2020 and 2019, customer allocations to NFG funds totaled $76.8 billion, $69.2 billion and $66.8 billion, respectively. For the years ended December 31, 2021, 2020 and 2019, NFG paid the Company $265 million, $229 million and $227 million, respectively, for the distribution and servicing of these funds.

Amounts on deposit with NCMC for the benefit of the Company were $509 million and $551 million as of December 31, 2021 and 2020, respectively. As of December 31, 2021 and 2020, amounts on deposit with NCMC were comprised of $483 million and $547 million, respectively, of cash equivalents, with remaining amounts in short-term investments.

Certain annuity products are sold through affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the years ended December 31, 2021, 2020 and 2019 was $74 million, $69 million and $71 million, respectively.

The Company provides financing to Nationwide Realty Investors, LTD, a subsidiary of NMIC with interest rates ranging from 3.3% to 5.0% and maturity dates ranging from January 2022 to July 2041. As of December 31, 2021 and 2020, the Company had mortgage loans outstanding of $358 million and $414 million, respectively.

The Company also participates in intercompany repurchase agreements with affiliates whereby the seller transfers securities to the buyer at a stated value. Upon demand or after a stated period, the seller repurchases the securities from the buyer at the original sales price plus interest. As of December 31, 2021 and 2020, the Company had no outstanding borrowings from affiliated entities under such agreements. During 2021 and 2020, there were no outstanding borrowings from affiliated entities at any given time. The amount the Company incurred for interest expense on intercompany repurchase agreements during 2021, 2020 and 2019 were immaterial.

During 2019, the Company received capital contributions of $600 million from NFS. In March 2022, the Company received a capital contribution of $50 million from NFS.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

During 2020, the Company sold securities of $59 million to Nationwide Mutual Fire Insurance Company for cash, which resulted in a realized loss of $2 million.

During 2021, 2020 and 2019, the Company paid capital contributions of $400 million, $500 million and $400 million, respectively, to NLAIC. During 2022, the Company paid additional capital contributions totaling $100 million to NLAIC through the subsequent event date.

The company has an unsecured promissory note and revolving line of credit with JNLNY whereby JNLNY can borrow up to $5 million. No amounts have been drawn on the note as of December 31, 2021 or through the subsequent event date.

Pursuant to financial support agreements, the Company has agreed to provide NLAIC and JNLIC with the minimum capital and surplus required by each state in which NLAIC and JNLIC does business. These agreements do not constitute the Company as guarantor of any obligation or indebtedness of NLAIC or JNLIC or provide any creditor of NLAIC or JNLIC with recourse to or against any of the assets of the Company.

Eagle’s surplus position is evaluated quarterly to determine if an additional surplus contribution is required from the Company or if a distribution to the Company can be declared as of each quarter end.

During 2020, the Company made surplus contributions to Eagle. On March 31, 2020 and April 17, 2020, the Company made surplus contributions to Eagle of $555 million and $50 million, respectively.

During 2021 and 2020 Eagle declared distributions to the Company based on their earned surplus position. On February 10, 2022, the Company received a dividend distribution of $168 million that was declared on December 31, 2021. The dividend receivable was recorded in accrued investment income as of December 31, 2021. On November 10, 2021, the Company received a dividend distribution of $45 million that was declared on September 30, 2021. On August 10, 2021, the Company received a dividend distribution of $20 million that was declared on June 30, 2021. On May 10, 2021, the Company received a dividend distribution of $191 million that was declared on March 31, 2021. On February 10, 2021, the Company received a dividend distribution of $292 million from Eagle that was declared on December 31, 2020. The dividend receivable was recorded in accrued investment income as of December 31, 2020. On November 10, 2020 the Company received a total distribution of $267 million from Eagle that was declared on September 30, 2020 and consisted of a return of contributed surplus of $184 million and a dividend of $83 million. On August 10, 2020 the Company received a return of contributed surplus distribution of $421 million from Eagle that was declared on June 30, 2020.

On December 22, 2021, the Company and NLAIC entered into a short-term loan where NLAIC borrowed $80 million from the Company. NLAIC repaid the short-term loan in full on January 4, 2022.

In March 2022, the Company executed a $850 million unsecured promissory note and revolving line of credit agreement with Nationwide SBL, LLC, an affiliate, at an interest rate of 1-month LIBOR plus 1.25% with a maturity date of March 1, 2023.

The Company utilizes the look-through approach in valuing its investment in Nationwide Real Estate Investors (NLIC), LLC (“NW REI (NLIC)”), a subsidiary of NMIC, at $71 million and $90 million as of December 31, 2021 and 2020, respectively. NW REI (NLIC)’s financial statements are not audited and the Company has limited the value of its investment in NW REI (NLIC) to the value contained in the audited statutory financial statements of the underlying investments. All liabilities, commitments, contingencies, guarantees or obligations of the NW REI (NLIC), which are required under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in NW REI (NLIC), if not already recorded in the financial statements of NW REI (NLIC).

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

(13)	Contingencies

Legal and Regulatory Matters

The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.

The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the IRS, the Office of the Comptroller of the Currency and state insurance authorities. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.

Guarantees

In accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, for all guarantees made to or on behalf of wholly-owned subsidiaries, no initial liability recognition has been made and there is no net financial statement impact related to these guarantees.

The contractual obligations under NLAIC’s single premium deferred annuity (“SPDA”) contracts in force and issued before September 1, 1988 are guaranteed by the Company. Total SPDA contracts affected by this guarantee in force as of December 31, 2021 and 2020 were approximately $7 million and $8 million, respectively.

The Company has guaranteed the obligations and liabilities of NISC, including, without limitation, the full and prompt payment of all accounts payable to any party now or in the future. If for any reason NISC fails to satisfy any of its obligations, the Company will cause such obligation, loss or liability to be fully satisfied.

Indemnifications

In the normal course of business, the Company provides standard indemnifications to contractual counterparties. The types of indemnifications typically provided include breaches of representations and warranties, taxes and certain other liabilities, such as third-party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated, and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

(14)	Regulatory Risk-Based Capital, Dividend Restrictions and Unassigned Surplus

The NAIC Risk-Based Capital (“RBC”) model law requires every insurer to calculate its total adjusted capital and RBC requirement to ensure insurer solvency. Regulatory guidelines provide for an insurance commissioner to intervene if the insurer experiences financial difficulty, as evidenced by a company’s total adjusted capital falling below established relationships to required RBC. The model includes components for asset risk, liability risk, interest rate exposure and other factors. The State of Ohio, where the Company is domiciled, imposes minimum RBC requirements that are developed by the NAIC. The formulas in the model for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, all of which require specified corrective action. The Company exceeded the minimum RBC requirements for all periods presented.

The State of Ohio insurance laws require insurers to seek prior regulatory approval to pay a dividend or distribution of cash or other property if the fair market value thereof, together with that of other dividends or distributions made in the preceding twelve months, exceeds the greater of (i) 10% of statutory-basis capital and surplus as of the prior December 31 or (ii) the statutory-basis net income of the insurer for the prior year. In March 2021, the Company paid an ordinary dividend of $550 million to NFS. No dividends were paid by the Company to NFS for the years ended December 31, 2020 and 2019. The Company’s statutory capital and surplus as of December 31, 2021, was $9.1 billion and statutory net income for 2021 was $811 million. As of January 1, 2022, the Company has the ability to pay dividends to NFS totaling $359 million without obtaining prior approval.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Notes to December 31, 2021, 2020 and 2019 Statutory Financial Statements

The State of Ohio insurance laws also require insurers to seek prior regulatory approval for any dividend paid from other than earned capital and surplus. Earned capital and surplus is defined under the State of Ohio insurance laws as the amount equal to the Company’s unassigned funds as set forth in its most recent statutory financial statements, including net unrealized capital gains and losses or revaluation of assets. Additionally, following any dividend, an insurer’s policyholder capital and surplus must be reasonable in relation to the insurer’s outstanding liabilities and adequate for its financial needs. The payment of dividends by the Company may also be subject to restrictions set forth in the insurance laws of the State of New York that limit the amount of statutory profits on the Company’s participating policies (measured before dividends to policyholders) available for the benefit of the Company and its stockholders.

The Company currently does not expect such regulatory requirements to impair the ability to pay operating expenses and dividends in the future.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule I     Summary of Investments – Other Than Investments in Related Parties

As of December 31, 2021:

(in millions)	Column A	Column B	Column C	Column D
	Type of investment	Cost	Fair value	Amount at which is shown in the statutory statements of admitted assets, liabilities, capital and surplus
	Bonds:
	U.S. Treasury securities and obligations of U.S. government corporations	$2	$2	$2
	U.S. government and agencies	117	139	117
	Obligations of states and political subdivisions	3,506	4,089	3,506
	Foreign governments	197	200	197
	Public utilities	3,722	4,037	3,715
	All other corporate, mortgage-backed and asset-backed securities	30,420	32,776	30,394
	Total fixed maturity securities	$37,964	$41,243	$37,931
	Equity securities:
	Common Stocks:
	Banks, trust and insurance companies	56	59	59
	Industrial, miscellaneous and all other	168	167	167
	Nonredeemable preferred stocks	45	50	50
	Total equity securities[1]	$269	$276	$276
	Mortgage loans[2]	8,229		8,185
	Short-term investments	636		636
	Policy loans	914		913
	Other long-term investments[3]	1,323		1,324
	Total invested assets	$49,335		$49,265
1	Amount does not agree to the statutory statements of admitted assets, liabilities, capital and surplus as investments in related parties of $2.7 billion are excluded.
2	Difference from Column B is attributable to valuation allowances on mortgage loans (see Note 5 to the audited statutory financial statements).
3

Includes derivatives, securities lending reinvested collateral assets and other invested assets. Amount does not agree to the statutory statements of admitted assets, liabilities, capital and surplus as investments in related parties of $134 million are excluded.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule III     Supplementary Insurance Information

As of December 31, 2021, 2020 and 2019 and for each of the years then ended (in millions):

Column A	Column B	Column C	Column D	Column E	Column F
Year: Segment	Deferred policy acquisition costs[1]	Future policy benefits, losses, claims and loss expenses	Unearned premiums[2]	Other policy claims and benefits payable[2]	Premium revenue
2021
Life Insurance		$5,306			$425
Annuities		8,026			6,686
Retirement Solutions		22,446			4,377
Corporate Solutions and Other		6,721			1,176

Total		$42,499			$12,664

2020
Life Insurance		$5,204			$394
Annuities		7,837			3,443
Retirement Solutions		22,362			5,939
Corporate Solutions and Other		5,599			861

Total		$41,002			$10,637

2019
Life Insurance		$5,125			$413
Annuities		7,955			4,202
Retirement Solutions		20,781			4,324
Corporate Solutions and Other		5,278			1,229

Total		$39,139			$10,168

Column A	Column G	Column H	Column I	Column J	Column K
Year: Segment	Net investment income[3]	Benefits, claims, losses and settlement expenses[4]	Amortization of deferred policy acquisition costs[1]	Other operating expenses	Premiums written
2021
Life Insurance	$254	$311		$107
Annuities	337	9,489		41
Retirement Solutions	861	6,895		122
Corporate Solutions and Other	779	1,304		169

Total	$2,231	$17,999		$439

2020
Life Insurance	$247	$772		$123
Annuities	338	7,539		55
Retirement Solutions	843	8,258		131
Corporate Solutions and Other	679	717		135

Total	$2,107	$17,286		$444

2019
Life Insurance	$262	$807		$133
Annuities	319	8,460		57
Retirement Solutions	824	6,539		122
Corporate Solutions and Other	569	1,151		105

Total	$1,974	$16,957		$417

1	Deferred policy acquisition costs and amortization of deferred policy acquisition costs are not applicable for statutory basis of accounting.
2	Unearned premiums and other policy claims and benefits payable are included in Column C amounts.
3

Allocations of net investment income and certain operating expenses are based on numerous assumptions and estimates and reported segment operating results would change if different methods were applied.

4	Benefits to policyholders and beneficiaries, reserves for future policy benefits and claims and commissions are included in Column H amounts.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule IV    Reinsurance

As of December 31, 2021, 2020 and 2019 and each of the years then ended:

(in millions)
Column A	Column B	Column C	Column D	Column E
		Ceded to	Assumed
	Gross	other	from other	Net
	amount	companies	companies	amount
2021
Life insurance in force	$144,115	$(29,120)	$653	$115,648
Premiums:
Life Insurance[1]	$1,624	$(140)	$12	$1,496
Accident and health insurance	445	(444)		1
Total	$2,069	$(584)	$12	$1,497

2020
Life insurance in force	$146,855	$(31,055)	$686	$116,486
Premiums:
Life Insurance[1]	$1,378	$(133)	$8	$1,253
Accident and health insurance	441	(440)	-	1
Total	$1,819	$(573)	$8	$1,254

2019
Life insurance in force	$146,044	$(31,691)	$728	$115,081
Premiums:
Life Insurance[1]	$1,761	$(661)	$10	$1,110
Accident and health insurance	444	(445)	2	1
Total	$2,205	$(1,106)	$12	$1,111
1	Primarily represents premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment and universal life insurance products.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Financial Services, Inc.)

Schedule V     Valuation and Qualifying Accounts

Years ended December 31, 2021, 2020 and 2019:

(in millions)
Column A	Column B	Column C	Column D	Column E
	Balance at	Charged to		Balance at
	beginning	costs and		end of
Description	of period	expenses	Deductions[1]	period
2021
Valuation allowances - mortgage loans	$48	$(4)	$(1)	$43

2020
Valuation allowances - mortgage loans	$34	$14	$-	$48

2019
Valuation allowances - mortgage loans	$25	$9	$-	$34
1	Amounts generally represent recoveries, payoffs and sales.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

PART C. OTHER INFORMATION
Item 30. Exhibits
a)	Board of Directors Resolutions –
1)	Resolution adopted by the Board of Directors of Provident Mutual Life Insurance Company authorizing establishment of the Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Managed Separate Account, and Provident Mutual Variable Zero Coupon Bond Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
2)	Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable Aggressive Growth Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
3)	Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable International Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
4)	Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
5)	Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of additional Sub accounts of Provident Mutual Variable Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
6)	Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of additional Sub accounts of Provident Mutual Variable Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
7)	Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of Additional Sub accounts of Provident Mutual Variable Life Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 1, filed on April 25, 2000, File No. 333-71763.
8)	Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Reorganization of the Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Zero Coupon Bond Separate Account, Provident Mutual Variable Aggressive Growth Separate Account, Provident Mutual Variable International Separate Account, Provident Mutual Variable Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 1, filed on April 25, 2000, File No. 333-71763.
9)	Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of Additional Sub accounts of Provident Mutual Variable Life Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 5, filed on April 19, 2002, File No. 333-71763.
10)	Resolution of the Board of Directors of Provident Mutual Life Insurance Company authorizing the filing of Registration Statements and Post-Effective Amendments. Incorporated herein by reference to the Initial Filing of the Registration Statement, filed on April 5, 2001, File No. 333-58308.
11)	Resolution of the Board of Directors of Nationwide Life Insurance Company of America Approving Creation of Additional Sub accounts of Nationwide Provident VLI Separate Account 1. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
b)	Not applicable.
c)	Underwriting Contracts –
1)	Underwriting Agreement among Nationwide Life Insurance Company of America, Nationwide Life and Annuity Company of America, Nationwide Investment Services Corporation, and Nationwide Provident Variable Separate Accounts. Incorporated herein by reference to Post-Effective Amendment No. 28, filed on April 29, 2009, File No. 033-42133.

2)	Amendment to Underwriting Agreement. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
3)	Amendment to Underwriting Agreement. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
4)	Amendment to Underwriting Agreement. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
5)	Amendment to Underwriting Agreement. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
6)	Distribution Agreement by and among Nationwide Life Insurance Company of America, Nationwide Life and Annuity Company of America, and 1717 Capital Management Company. Filed previously with initial registration statement (333-164119) on January 4, 2010 as document "exhibitc6.htm" and hereby incorporated by reference.
7)	Assignment and Assumption of Distributor’s Interest Under Distribution Agreement by and between Nationwide Securities, LLC and Nationwide Investment Services Corporation. Filed previously with initial registration statement (333-164119) on January 4, 2010 as document "exhibitc7.htm" and hereby incorporated by reference.
d)	Contracts –
1)	Individual Flexible Premium Adjustable Variable Life Insurance Policy Forms (C126, C126A, C127, C127A & C128). Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 033-42133.
2)	Children’s Term Rider (C306). Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 033-42133.
3)	Convertible Term Life Rider (C308). Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 033-42133.
4)	Extension of Final Policy Date Rider (C822). Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 033-42133.
5)	Qualify as part of Section 403(b) Rider (C827). Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 033-42133.
6)	Change of Insured Rider (C901). Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 033-42133.
7)	Disability Waiver Benefit Rider (C902). Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 033-42133.
8)	Disability Waiver of Premium Rider (C903). Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 033-42133.
9)	Accelerated Death Benefit Rider (C/D904). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
10)	Form of Illustration of Death Benefits, Policy Account Values and Net Cash Surrender Values. Incorporated herein by reference to Post-Effective Amendment No. 15, filed on April 23, 2001, File No. 033-42133.
11)	Long-Term Care Acceleration Benefit Rider (Form R1100). Incorporated herein by reference to Post-Effective Amendment No. 2, filed on February 8, 2001, File No. 333-71763.
12)	Long-Term Care Extended Insurance Benefit Rider (Form R1102). Incorporated herein by reference to Post-Effective Amendment No. 2, filed on February 8, 2001, File No. 333-71763.
13)	Long-Term Care Waiver Benefit Rider (Form 1101). Incorporated herein by reference to Post-Effective Amendment No. 2, filed on February 8, 2001, File No. 333-71763.
14)	Accelerated Death Benefit Rider (Form R1904). Incorporated herein by reference to Post-Effective Amendment No. 2, filed on February 8, 2001, File No. 333-71763.
e)	Applications –

1)	Form of Application. Incorporated herein by reference to Post-Effective Amendment No. 2, filed on April 24, 2000, File No. 333-67775.
2)	Application for Flexible Premium. Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 033-42133.
3)	Initial Allocation Selection. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
f)	Depositor’s Certificate of Incorporation and By-Laws –
1)	Amended Articles of Incorporation for Nationwide Life Insurance Company. Filed previously with initial registration statement (333-164119) on January 4, 2010 as document "exhibitf1.htm" and hereby incorporated by reference.
2)	Amended and Restated Code of Regulations of Nationwide Life Insurance Company. Filed previously with initial registration statement (333-164119) on January 4, 2010 as document "exhibitf2.htm" and hereby incorporated by reference.
3)	Articles of Merger of Nationwide Life Insurance Company of America with and into Nationwide Life Insurance Company, effective December 31 2009. Filed previously with initial registration statement (333-164119) on January 4, 2010 as document "exhibitf3.htm" and hereby incorporated by reference.
g)	Reinsurance Contracts –
1)	Single Life Permanent Pool (ERC). Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
2)	Single Life Permanent Pool (RGA). Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
3)	Automatic and Facultative YRT Reinsurance Agreement between Provident Mutual Life Insurance Company, Provident Mutual Life and Annuity Company of America, and RGA Reinsurance Company. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
4)	Addendum to the Automatic and Facultative Reinsurance Agreement between Provident Mutual Life Insurance Company, Provident Mutual Life and Annuity Company of America, and RGA Reinsurance Company. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
5)	Automatic Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and Phoenix Home Life Mutual Insurance Company. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
6)	Amendment Number 3 to the Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and ERC Life Reinsurance Corporation. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
7)	Amendment Number 4 to the Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and ERC Life Reinsurance Corporation. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
8)	Automatic Yearly Renewable Term Reinsurance Agreement No. P226-105 between Provident Mutual Life Insurance Company and General & Cologne Life Re of America. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
9)	Automatic Yearly Renewable Term Reinsurance Agreement No. P226-106 between Provident Mutual Life Insurance Company and General & Cologne Life Re of America. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
10)	YRT Agreement No. 5918-14 between Provident Mutual Life Insurance Company and AUSA Life Insurance Company, Inc. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
11)	YRT Agreement No. 5918-15 between Provident Mutual Life Insurance Company and AUSA Life Insurance Company, Inc. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.

h)	Form of Participation Agreements –
The following fund participation agreements were previously filed and are hereby incorporated by reference.
1)	Fund Participation Agreement with AIM Variable Insurance Funds, AIM Advisors, Inc., and AIM Distributors dated January 6, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document aimfpa99h1.htm
2)	Fund Participation Agreement with Fred Alger Management, Inc., Fred Alger & Company, Incorporated. dated October 1, 2004 with the registration statement under 333-164118, post-effective amendment number 3 filed on April 26, 2011 as document algeramericanpfa.htm
3)	Fund Participation Agreement (Amended and Restated) with Alliance Capital Management L.P. and Alliance-Bernstein Investment Research and Management, Inc. dated June 1, 2003 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document alliancebernsteinfpa.htm
4)	Amended and Restated Fund Participation and Shareholder Services Agreement with American Century Investment Services, Inc., as amended, dated September 15, 2004 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document amcentfpa99h2.htm
5)	Fund Participation Agreement with BlackRock (formerly FAM Distributors, Inc. and FAM Variable Series Funds, Inc.), as amended, dated April 13, 2004 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document blackrockfpa.htm
6)	Restated and Amended Fund Participation Agreement with The Dreyfus Corporation, as amended, dated January 27, 2000 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document dreyfusfpa99h3.htm
7)	Fund Participation Agreement with Federated Insurance Series and Federated Securities Corp., as amended, dated April 1, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fedfpa99h4.htm
8)	Fund Participation Agreement with Fidelity Variable Insurance Products Fund, as amended, including Fidelity Variable Insurance Products Fund IV and Fidelity Variable Insurance Products Fund V. dated May 1, 1988 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fidifpa99h5.htm
9)	Fund Participation Agreement with Fidelity Variable Insurance Products Fund II dated, as amended, including Fidelity Variable Insurance Products Fund IV and Fidelity Variable Insurance Products Fund V. dated July 15, 1989 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fidiifpa99h6.htm
10)	Fund Participation Agreement with Fidelity Variable Insurance Products Fund III dated, as amended, including Fidelity Variable Insurance Products Fund IV and Fidelity Variable Insurance Products Fund V. dated November 22, 1994 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fidiiifpa99h7.htm
11)	Amended and Restated Fund Participation Agreement with Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc., as amended, dated May 1, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document frankfpa99h8.htm
12)	Fund Participation Agreement, Service and Institutional Shares, with Janus Aspen Series dated December 31, 1999 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document janusfpa99h9a.htm
13)	Amended and Restated Fund Participation Agreement with MFS Variable Insurance Trust and Massachusetts Financial Services Company, as amended, dated February 1, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document mfsfpa99h11.htm

14)	Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust), American Funds Insurance Series, and Capital Research and Management Company dated May 1, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document nwfpa99h12b.htm
15)	Fund Participation Agreement with Neuberger Berman Management Inc. dated January 1, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document neuberfpa99h13.htm
16)	Fund Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer Funds, Inc. dated April 13, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document oppenfpa99h14.htm
17)	Fund Participation Agreement with PIMCO Variable Insurance Trust and PIMCO Funds Distributors, LLC, as amended, dated March 28, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document pimcofpa.htm
18)	Fund Participation Agreement with Putnam Variable Trust and Putnam Retail Management, L.P. dated February 1, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document putnamfpa.htm
19)	Fund Participation Agreement with T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price Investment Services, Inc., as amended, dated October 1, 2002 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document trowefpa99h15.htm
20)	Fund Participation Agreement with The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, and Morgan Stanley Investment Management, Inc., as amended, dated February 1, 2002 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document univfpa99h16.htm
21)	Fund Participation Agreement with Van Eck Investment Trust, Van Eck Associates Corporation, and Van Eck Securities Corporation, as amended, dated September 1, 1989 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document vaneckfpa.htm
22)	Fund Participation Agreement with Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation. dated February 28, 2008 with the registration statement under 333-43671, post-effective amendment number 43 filed on April 12, 2011 as document vanguardfpa.htm
23)	Fund Participation Agreement with Waddell & Reed Services Company and Waddell & Reed, Inc, as amended, dated December 1, 2000 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document waddellreedfpa.htm
24)	Fund Participation Agreement with Wells Fargo Management, LLC, and Stephens, Inc., as amended, dated November 15, 2004 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document wellsfargofpa.htm
i)	Not applicable.
j)	Not applicable.
k)	Legal Opinion – Filed previously with initial registration statement (333-164119) on January 4, 2010 as document "exhibitk.htm" and hereby incorporated by reference.
l)	Not applicable.
m)	Not applicable.
n)	Consent of Independent Registered Public Accounting Firm – Attached hereto.
o)	Not applicable.
p)	Not applicable.
q)	Redeemability Exemption – Previously filed with registration statement (333-164119) on April 28, 2010, as document "item26q.htm" and hereby incorporated by reference.
r)	Not Applicable.

99)	Power of Attorney – Attached hereto.
Item 31. Directors and Officers of the Depositor
The business address of the Directors and Officers of the Depositor is:
One Nationwide Plaza, Columbus, Ohio 43215
President and Chief Operating Officer and Director	Carter, John L.
Executive Vice President-Chief Human Resources Officer	Clements, Vinita J.
Executive Vice President-Chief Information Officer	Fowler, James R.
Executive Vice President and Director	Frommeyer, Timothy G.
Senior Vice President-NF Strategic Customer Solutions	Ambrozy, Tina S.
Senior Vice President-Marketing Management - Financial Services	Bair, Ann S.
Senior Vice President-Head of Taxation	Biesecker, Pamela A.
Senior Vice President-Chief Investment Officer	Coleman, Joel L.
Senior Vice President-Chief Compliance Officer	Dankovic, Rae Ann
Senior Vice President-External Affairs	English, Steven M.
Senior Vice President-Chief Financial Officer - Nationwide Financial and Director	Ginnan, Steven A.
Senior Vice President-Annuity Distribution	Guymon, Rona
Senior Vice President-Nationwide Annuity and Director	Henderson, Eric S.
Senior Vice President and Treasurer	LaPaul, David
Senior Vice President-IT Chief Financial Officer, Procurement & BTO	O'Brien, Kevin G.
Senior Vice President-Corporate Solutions	Perez, Juan J.
Senior Vice President-Retirement Solutions Sales	Hawley, Craig A.
Senior Vice President-Chief Technology Officer - Nationwide Financial	Richardson, Michael A.
Senior Vice President-Nationwide Retirement Institute	Rodriguez, Kristi L.
Senior Vice President-Finance & Strategy Legal and Corporate Secretary	Skingle, Denise L.
Senior Vice President-Nationwide Life and Director	Snyder, Holly R.
Senior Vice President-Investment Management Group	Spangler, Michael S.
Senior Vice President-Retirement Solutions	Stevenson, Eric
Director	Walker, Kirt A.
Item 32. Persons Controlled by or Under Common Control with the Depositor or Registrant
Following is a list of entities directly or indirectly controlled by or under common control with the depositor or registrant. Ownership is indicated through indentation. Unless otherwise indicated, each subsidiary is either wholly-owned or majority-owned by the parent company immediately preceding it. (For example, Nationwide Fund Distributors, LLC is either wholly-owned or majority owned by NFS Distributors, Inc.) Separate accounts that have been established pursuant to board resolution but are not, and have never been, active are omitted.
Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Financial Services, Inc.	Delaware	The company acts primarily as a holding company for companies within the Nationwide organization that offer or distribute life insurance, long-term savings and retirement products.
NFS Distributors, Inc.	Delaware	The company acts primarily as a holding company for Nationwide Financial Services, Inc. companies.
Nationwide Financial General Agency, Inc.	Pennsylvania	The company is a multi-state licensed insurance agency.
Nationwide Fund Distributors, LLC	Delaware	The company is a limited purpose broker-dealer.
Nationwide Fund Management, LLC	Delaware	The company provides administration, transfer and dividend disbursing agent services to various mutual fund entities.
Nationwide Retirement Solutions, Inc.	Delaware	The company markets and administers deferred compensation plans for public employees.
Nationwide Securities, LLC	Delaware	The company is a general purpose broker-dealer and investment adviser registered with the Securities and Exchange Commission.

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Trust Company, FSB	Federal	This is a federal savings bank chartered by the Office of Thrift Supervision in the United States Department of Treasury to exercise deposit, lending, agency, custody and fiduciary powers and to engage in activities permissible for federal savings banks under the Home Owners’ Loan Act of 1933.
Nationwide Financial Services Capital Trust	Delaware	The trust’s sole purpose is to issue and sell certain securities representing individual beneficial interests in the assets of the trust
525 Cleveland Avenue, LLC	Ohio	This is a limited liability company organized under the laws of the State of Ohio. The company was formed to provide remedial real property cleanup prior to sale.
Nationwide Life Insurance Company [2]	Ohio	The corporation provides individual life insurance, group and health insurance, fixed and variable annuity products and other life insurance products.
Jefferson National Financial Corporation[3]	Delaware	A stock corporation. The corporation is the holding company of Jefferson National Life Insurance Company, Jefferson National Life Insurance Company of New York, Jefferson National Securities Corporation, and JNF Advisors, Inc., offering annuity products and services.
Jefferson National Life Insurance Company[2,3]	Texas	The company provides life, health and annuity products.
Jefferson National Life Annuity Company C2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account E2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account F2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account G2,3		A separate account issuing variable annuity products.
Jefferson National Life Insurance Company of New York[2,3]	New York	The company provides variable annuity products.
Jefferson National Life of New York Annuity Account 1[2,3]		A separate account issuing variable annuity products.
Jefferson National Securities Corporation[3]	Delaware	The company is a limited purpose broker-dealer and distributor of variable annuities for Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York.
MFS Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Multi-Flex Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-II2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-3[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-4[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-5[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-6[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-7[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-8[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-9[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-10[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-11[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-12[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-13[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-14[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-15[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable annuity contracts.
Nationwide VLI Separate Account[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-2[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-3[2,3]	Ohio	A separate account issuing variable life insurance policies.

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide VLI Separate Account-4[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-5[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-6[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-7[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable life insurance policies.
Nationwide Investment Services Corporation[3]	Oklahoma	This is a limited purpose broker-dealer and distributor of variable annuities and variable life products for Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company. The company also provides educational services to retirement plan sponsors and its participants.
Nationwide Financial Assignment Company[3]	Ohio	The company is an administrator of structured settlements.
Nationwide Investment Advisors, LLC[3]	Ohio	The company provides investment advisory services.
Eagle Captive Reinsurance, LLC[3]	Ohio	The company is engaged in the business of insurance
Nationwide Life and Annuity Insurance Company[2,3]	Ohio	The company engages in underwriting life insurance and granting, purchasing and disposing of annuities.
Nationwide VA Separate Account-A2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-B2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-C2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-D2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account A2,3	Delaware	A separate account issuing variable annuity contracts.
Nationwide VL Separate Account-C2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-D2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-G2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account A2,3	Delaware	A separate account issuing variable life insurance policies.
Olentangy Reinsurance, LLC[3]	Vermont	The company is a captive life reinsurance company.
Nationwide SBL, LLC	Ohio	The company is a lender offering securities-back lines of credit.
Registered Investment Advisors Services, Inc.	Texas	The company is a technology company that facilitates third-party money management services for registered investment advisors
Nationwide Fund Advisors[4]	Delaware	The trust acts as a registered investment advisor.
[1]	This subsidiary/entity is controlled by its immediate parent through contractual association.
[2]	This subsidiary/entity files separate financial statements.
[3]	Information for this subsidiary/entity is included in the consolidated financial statements of its immediate parent.
[4]	This subsidiary/entity is a business trust.
Item 33. Indemnification
Provision is made in Nationwide’s Amended and Restated Code of Regulations and expressly authorized by the General Corporation Law of the State of Ohio, for indemnification by Nationwide of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director, officer or employee of Nationwide, against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the General Corporation Law of the State of Ohio.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers or persons controlling Nationwide pursuant to the foregoing provisions, Nationwide has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriter
Nationwide Investment Services Corporation ("NISC")
a)	NISC serves as principal underwriter and general distributor for the following separate investment accounts of Nationwide or its affiliates:

MFS Variable Account	Nationwide VA Separate Account-C
Multi-Flex Variable Account	Nationwide VA Separate Account-D
Nationwide Variable Account	Nationwide VLI Separate Account
Nationwide Variable Account-II	Nationwide VLI Separate Account-2
Nationwide Variable Account-3	Nationwide VLI Separate Account-3
Nationwide Variable Account-4	Nationwide VLI Separate Account-4
Nationwide Variable Account-5	Nationwide VLI Separate Account-5
Nationwide Variable Account-6	Nationwide VLI Separate Account-6
Nationwide Variable Account-7	Nationwide VLI Separate Account-7
Nationwide Variable Account-8	Nationwide VL Separate Account-C
Nationwide Variable Account-9	Nationwide VL Separate Account-D
Nationwide Variable Account-10	Nationwide VL Separate Account-G
Nationwide Variable Account-11	Nationwide Provident VA Separate Account 1
Nationwide Variable Account-12	Nationwide Provident VA Separate Account A
Nationwide Variable Account-13	Nationwide Provident VLI Separate Account 1
Nationwide Variable Account-14	Nationwide Provident VLI Separate Account A
Nationwide Variable Account-15
Nationwide VA Separate Account-A
Nationwide VA Separate Account-B
b)	Directors and Officers of NISC:

President and Director	Ambrozy, Tina S.
Senior Vice President-Head of Taxation	Biesecker, Pamela A.
Senior Vice President and Secretary	Skingle, Denise L.
Vice President-Tax	Eppley, Daniel P.
Vice President and Assistant Secretary	Garman, David A.
Vice President-Chief Compliance Officer	Rabenstine, James J.
Vice President-CFO – Life Insurance	Wild, Keith D.
Associate Vice President and Assistant Treasurer	Conner, David A.
Associate Vice President and Assistant Treasurer	Hacker, Hope C.
Associate Vice President and Assistant Treasurer	Reese, John A.
Associate Vice President and Treasurer	Roswell, Ewan T.
Assistant Secretary	Bowman, Heidi
Assistant Secretary	Dokko, David
Assistant Secretary	Hartman, Mark E.
Assistant Secretary	Hinze, Keith W.
Director	Henderson, Eric S.
Director	Stevenson, Eric
The business address of the Directors and Officers of NISC is:
One Nationwide Plaza, Columbus, Ohio 43215.

c)
Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commissions	Other Compensation
Nationwide Investment Services Corporation	N/A	N/A	N/A	N/A
Item 35. Location of Accounts and Records
Steven A. Ginnan
Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, OH 43215
Item 36. Management Services
Not Applicable
Item 37. Fee Representation
Nationwide Life Insurance Company represents that the fees and charges deducted under the contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and risks assumed by Nationwide Life Insurance Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933 for effectiveness of the Registration Statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Columbus, and State of Ohio, on April 26, 2022.
Nationwide Provident VLI Separate Account 1
(Registrant)
Nationwide Life Insurance Company
(Depositor)
By: /s/ Jamie Ruff Casto
Jamie Ruff Casto Attorney-in-Fact
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated, on April 26, 2022.
JOHN L. CARTER
John L. Carter, President and Chief Operating Officer and Director
HOLLY R. SNYDER
Holly R. Snyder, Senior Vice President and Director
TIMOTHY G. FROMMEYER
Timothy G. Frommeyer, Senior Vice President-Chief Financial Officer and Director
ERIC S. HENDERSON
Eric S. Henderson, Senior Vice President-Nationwide Annuity and Director
STEVEN A. GINNAN
Steven A. Ginnan, Senior Vice President-Chief Financial Officer-Nationwide Financial and Director
KIRT A. WALKER
Director
By /s/ Jamie Ruff Casto
Jamie Ruff Casto Attorney-in-Fact